                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                   MANAGEMENT INVESTMENT COMPANIES

            Investment Company Act file number:  811-4161

                 Jefferson Pilot Variable Fund, Inc.
          (Exact name of registrant as specified in charter)

                 One Granite Place, Concord, NH 03301
               (Address of principal executive offices)

                     Craig Moreshead, Secretary
                 One Granite Place, Concord, NH 03301
                (Name and address of agent for service)

Registrant's telephone number, including area code:  (603) 226-5706

               Date of fiscal year end:  December 31
              Date of reporting period:  June 30, 2004


Item 1 - SEMI-ANNUAL REPORT TO SHAREHOLDERS

                       JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO               MANAGER
---------               -------
CAPITAL GROWTH          WELLINGTON CAPITAL MANAGEMENT, LLP

GROWTH                  TURNER INVESTMENT PARTNERS, INC.

STRATEGIC GROWTH        T. ROWE PRICE ASSOCIATES, INC.

S&P 500 INDEX           MELLON CAPITAL MANAGEMENT CORP.

VALUE                   CREDIT SUISSE ASSET MANAGEMENT, LLC

MID-CAP GROWTH          TURNER INVESTMENT PARTNERS, INC.

MID-CAP VALUE           WELLINGTON CAPITAL MANAGEMENT, LLP

SMALL COMPANY           LORD, ABBETT & CO. LLC

SMALL-CAP VALUE         DALTON, GRENIER, HARTMAN, MAHER &CO.

INTERNATIONAL EQUITY    MARISCO CAPITAL MANAGEMENT, LLC

WORLD GROWTH STOCK      TEMPLETON INVESTMENT COUNSEL, LLC

HIGH YIELD BOND         MASSACHUSETTS FINANCIAL SERVICES CO.

BALANCED                WELLINGTON CAPITAL MANAGEMENT, LLP

MONEY MARKET            MASSACHUSETTS FINANCIAL SERVICES CO.

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2004

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                               FROM THE PRESIDENT

[PHOTO OF RONALD R. ANGARELLA]

Dear Policyowner:

2004 has been positive for the broad equity markets, with subtle but notable shifts underway. While most major markets have been up modestly, high quality companies have performed better than lower-quality, speculative issues that led the market to substantial gains in 2003. From April 2004 through June 2004, large cap funds outperformed small cap funds for the first time in five quarters.

This was good news for shareholders of Jefferson Pilot Variable Fund during the second quarter. Investment options are weighted towards fund managers who have a bias for high quality securities. We think this is prudent given the long-term nature of your investment in variable universal life insurance.

Choosing high-quality fund managers who demonstrate consistent management and performance is something we take very seriously. As an example, in May we changed managers for three Portfolios. Wellington Management Company, LLP replaced Janus Capital Management LLC as manager of the Capital Growth and Balanced Portfolios, while Turner Investment Partners, Inc. replaced Strong Capital Management, Inc. as manager of the Growth Portfolio.

The Fund's investment managers are continually and rigorously examined in comparison to broad market indices*, as well as their peers. Throughout this Semi-Annual Report you will find comparative performance measures, summary tables, financial statements and commentary to help you monitor your investments. We hope you find this information beneficial.

The securities industry continues to address regulatory concerns over market timing and late trading. Today, the industry is better able to identify and deal with abusive practices through improved compliance and oversight functions.

We remain committed to providing you with high-quality, long-term financial products, a broad selection of investment choices and protection from abusive market practices. Thank you for your continued confidence in Jefferson Pilot Financial and allowing us to assist you with your financial planning needs.

Sincerely,

/s/ Ronald R. Angarella

Ronald R. Angarella, President
Jefferson Pilot Variable Fund, Inc.

* UNLIKE INVESTMENTS IN VARIABLE PRODUCTS, INDICES ARE UNMANAGED AND DO NOT INCUR FEES, CHARGES, OR THE COSTS OF INSURANCE. IT IS NOT POSSIBLE TO INVEST IN AN INDEX. THE COMPONENTS OF INDICES WILL VARY. CONTACT YOUR REPRESENTATIVE FOR MORE INFORMATION ABOUT INDICES.

THE JEFFERSON PILOT VARIABLE FUND INVESTMENT OPTIONS OFFERED TO POLICYHOLDERS WILL VARY BASED ON THE VARIABLE INSURANCE OR VARIABLE ANNUITY CONTRACT PURCHASED. PLEASE CONSULT YOUR PRODUCT PROSPECTUS FOR A FULL LISTING OF AVAILABLE INVESTMENT OPTIONS.

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

JEFFERSON PILOT VARIABLE FUND, INC.

                                     INDEX

                                                                            PAGE
Portfolio Profiles

    Capital Growth Portfolio                                                  4

    Growth Portfolio                                                          8

    Strategic Growth Portfolio                                               14

    S&P 500 Index Portfolio                                                  20

    Value Portfolio                                                          30

    Mid-Cap Growth Portfolio                                                 34

    Mid-Cap Value Portfolio                                                  40

    Small Company Portfolio                                                  46

    Small-Cap Value Portfolio                                                52

    International Equity Portfolio                                           58

    World Growth Stock Portfolio                                             62

    High Yield Bond Portfolio                                                68

    Balanced Portfolio                                                       78

    Money Market Portfolio                                                   86

Financial Statements                                                         90

Notes to Financial Statements                                                98

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

[CHART]

Common Stock            99.84%
Cash                     0.16%

                               NUMBER OF HOLDINGS

                                       46

                                                                      PERCENT OF
TOP TEN HOLDINGS                                                      NET ASSETS
--------------------------------------------------------------------------------
Research In Motion, Ltd.                                                 6.42%
Yahoo!, Inc.                                                             5.99%
Apollo Group, Inc.                                                       5.20%
eBay, Inc.                                                               4.41%
First Data Corp.                                                         4.00%
Guidant Corp.                                                            3.87%
Corning, Inc.                                                            3.72%
Dell, Inc.                                                               3.66%
AstraZeneca, PLC, ADR                                                    3.55%
Eli Lilly and Co.                                                        3.43%

                                                                      PERCENT OF
TOP TEN INDUSTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
Pharmaceutical                                                          10.67%
Computer Equipment
  & Services                                                             9.58%
Telecommunications -
  Equipment & Services                                                   7.29%
Computer Software                                                        6.61%
Internet Services                                                        5.99%
Retail Stores                                                            5.67%
Electronics - Semiconductors                                             5.59%
Medical Products                                                         5.45%
Educational Services                                                     5.20%
Computer Network                                                         4.91%

                                PORTFOLIO MANAGER
                       Wellington Management Company, LLP*

                             ANDREW J. SHILLING, CFA
                        SENIOR VICE PRESIDENT AND PARTNER

               - Joined Wellington Management Company, LLP in 1994
               - B.A. from Amherst College
               - M.B.A. from Dartmouth College
               - Chartered Financial Analyst

                              INVESTMENT OBJECTIVE
         The investment objective of the Capital Growth Portfolio is to seek capital growth.
              Realization of income is not a significant investment
           consideration and any income realized will be incidental..

                            NET ASSETS AS OF 06/30/04
                                  $192,788,392

  * EFFECTIVE MAY 1, 2004, THE CAPITAL GROWTH PORTFOLIO'S MANAGER CHANGED FROM JANUS CAPITAL MANAGEMENT LLC TO WELLINGTON MANAGEMENT COMPANY, LLP.

JANUS CAPITAL MANAGEMENT LLC

     PERFORMANCE OVERVIEW

     For the four months ended April 30, 2004, the JPVF Capital Growth Portfolio advanced 0.66% and outpaced its benchmark, the S&P 500(R) Index, which gained 0.10% for the same period.

     MARKET OVERVIEW

     After finishing 2003 on a strong note, stocks treaded water during the first part of 2004, as concerns about rising interest rates, war, and oil prices offset good news on job growth and corporate earnings. Consequently, the S&P 500(R) Index rose 0.10% during the four months ended April 30 after rising 15.14% in the six months ended December 31, 2003. The S&P outperformed both the Dow Jones Industrial Average and the Nasdaq Composite, which posted negative returns of 1.57% and 4.03%, respectively. Value stocks were favored over growth stocks in this environment while smaller capitalization stocks overshadowed their larger counterparts.

     MANAGER'S OVERVIEW

     Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

     In general, there were no overarching investment themes in the Portfolio during the period. We did a bit of selling in the financial services area, partly because of the likelihood of rising rates and partly because we feel that there is a lack of catalysts in this area. Other than that, we continued to select stocks company by company, resulting in an eclectic mix of growth names. Our focus remained on businesses we believe can successfully expand their margins, many of which were winners for us during the past four months.

     Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON
PERFORMANCE?

     Two of the biggest contributors to the Portfolio's absolute results were biotechnology holdings OSI Pharmaceuticals and Genentech. OSI, which focuses on oncology products, topped our list of winners, as successful phase-III trials for a new cancer drug boosted investor enthusiasm for the company. Biotech concern Genentech advanced following news that the Food and Drug Administration approved its cancer treatment Avastin. Other standouts were internet search engine Yahoo!, which remains one of the leading portals for online advertising, pharmacy benefit manager (PBM) Caremark Rx, which surged as it wrapped up its acquisition of fellow PBM AdvancePCS to create an entity with $23 billion in revenues, and Lexmark, a leading manufacturer of computer printing solutions.

     Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON
PERFORMANCE?

     Finnish handset maker Nokia detracted from our absolute performance when the stock declined as a result of new product introductions from competitors and waning market share. Another disappointment during the period was Intuit, a provider of small business, tax preparation and personal finance software products and services. A weak market overall for the semiconductor industry pressured chipmaker Applied Materials, which also subtracted from our results. Veritas Software, developer of data storage management programs, and networking giant Cisco Systems also detracted from the Portfolio's performance.

     Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?

     While we construct our portfolios by focusing on the fundamentals of individual companies, sector weightings do have an impact on performance. Given this, the sectors that contributed the most to our absolute returns were healthcare and energy. Healthcare in particular was an area in which we benefited from strong stock-picking. Meanwhile, the sectors that weighed most heavily on the Portfolio's absolute returns were financials and technology.

                              WELLINGTON MANAGEMENT
                                  COMPANY, LLP

     PERFORMANCE

     The JPVF Capital Growth Portfolio has returned 5.2% since Wellington Management Company, LLP took over as sub-adviser on May 1, 2004, compared to a 2.2% return for the Russell 1000(R) Growth Index over the same period.

     REVIEW

     Broad-based indications of economic strength and continued growth in corporate profits overshadowed investors' concerns regarding rising inflation, acts of terrorism, and turmoil in Iraq. At the end of the second quarter, the Fed raised the target federal funds rate 25 basis points citing the "solid pace" of output growth and improving labor markets. This widely-anticipated move marked the first interest rate hike in four years and increased the target rate to 1.25% from its 46-year low of 1.00%.

     The Portfolio has outperformed its benchmark since May 1, 2004 on strong performance from several of its largest holdings. Technology holding Research in Motion designs, manufactures and markets devices that facilitate wireless communications. Its tools are rapidly becoming the de facto standard for email message forwarding. Shares of Research in Motion rose sharply during the period in recognition of continued strong growth in subscribers, better than expected earnings, and elevated guidance. Additionally, the stock price of Corning, a maker of LCD glass for flat panel screens and provider of optical fiber and cable for use in telecommunications, rose as the company gained market share in LCD glass and as the RBOCs (Regional Bell Operating Companies) contemplate utilizing fiber to upgrade their networks. Finally, internet-related stocks Yahoo! and eBay also posted strong returns for the Portfolio since May 1, 2004. Yahoo! appreciated on favorable trends for online advertising and paid search, while strong international growth and accelerating PayPal metrics spurred eBay's performance.

     These results were partially offset by lagging performance in a handful of stocks. Guidant, a manufacturer of cardiovascular-related medical devices, also fell after the company announced that manufacturing challenges will delay its Champion drug-eluting stent program by six to eight months. Shares of Apollo Group, a provider of post-secondary education, declined during the period as investor attention focused on the regulatory issues plaguing its peers. Forest Laboratories also fell during the period on concerns that the market for SSRI (selective serotonin reuptake inhibitors) antidepressants could be slowing. At the end of the quarter, we continued to hold these stocks since we believe that their solid fundamentals and attractive valuations should ultimately combine to obscure recent concerns.

     OUTLOOK

     Our investment approach is very much a "bottom-up" process; we pick stocks one at a time based on the fundamentals of each holding. We initiated a position in Cisco on expectations of solid near-term earnings growth supported by an improving trend in business spending. We also purchased Starbucks, Danaher and CDW, a steadily-growing, value-added re-seller of computer-related technology, at an attractive multiple of free cash flow. At quarter-end, the Portfolio maintains a pro-cyclical bias with greater-than-benchmark weights in the Technology and Consumer Discretionary sectors.

     Going forward, we expect to see moderating, but sustainable, economic growth. Though we have likely also reached a peak in corporate profits, corporations are generally flush with cash and business spending trends are encouraging. With the Fed likely to take a measured approach to tightening monetary policy, we expect to continue to see increases in capital spending and inventory-building. The materialization of these trends should benefit this Portfolio since it is predominantly comprised of competitively-advantaged, market share leaders that are likely to further differentiate themselves from competitors in an environment of increased spending.

           CAPITAL GROWTH PORTFOLIO, THE RUSSELL 1000(R) GROWTH INDEX
                             AND THE S&P 500(R) INDEX
              Comparison of Change in Value of $10,000 Investment.

[CHART]

JPVF CAPITAL GROWTH PORTFOLIO     RUSSELL 1000(R) GROWTH INDEX      S&P 500 INDEX
                                  COMPARE TO CAPITAL GROWTH         COMPARE TO CAPITAL GROWTH

              ACCOUNT                            ACCOUNT                            ACCOUNT
DATE            VALUE              DATE            VALUE              DATE            VALUE
05/01/92       10,000              05/01/92       10,000              05/01/92       10,000
06/30/92       10,087              06/30/92        9,876              06/30/92        9,958
09/30/92       10,925              09/30/92       10,307              09/30/92       10,272
12/31/92       12,724              12/31/92       11,026              12/31/92       10,787
03/31/93       13,604              03/31/93       10,931              03/31/93       11,256
06/30/93       13,635              06/30/93       10,762              06/30/93       11,310
09/30/93       14,752              09/30/93       10,923              09/30/93       11,598
12/31/93       15,869              12/31/93       11,343              12/31/93       11,867
03/31/94       15,387              03/31/94       10,842              03/31/94       11,420
06/30/94       14,720              06/30/94       10,730              06/30/94       11,470
09/30/94       15,553              09/30/94       11,552              09/30/94       12,031
12/31/94       15,353              12/31/94       11,640              12/31/94       12,028
03/31/95       16,045              03/31/95       12,748              03/31/95       13,195
06/30/95       17,479              06/30/95       14,001              06/30/95       14,451
09/30/95       20,143              09/30/95       15,271              09/30/95       15,596
12/31/95       21,762              12/31/95       15,967              12/31/95       16,532
03/31/96       23,919              03/31/96       16,824              03/31/96       17,512
06/30/96       25,766              06/30/96       17,895              06/30/96       18,399
09/30/96       26,224              09/30/96       18,539              09/30/96       19,074
12/31/96       25,951              12/31/96       19,659              12/31/96       20,767
03/31/97       26,015              03/31/97       19,764              03/31/97       20,860
06/30/97       30,540              06/30/97       23,503              06/30/97       24,494
09/30/97       33,805              09/30/97       25,269              09/30/97       26,326
12/31/97       33,582              12/31/97       25,653              12/31/97       27,079
03/31/98       39,281              03/31/98       29,540              03/31/98       30,849
06/30/98       41,989              06/30/98       30,881              06/30/98       31,864
09/30/98       36,869              09/30/98       28,075              09/30/98       28,701
12/31/98       46,502              12/31/98       35,582              12/31/98       34,802
03/31/99       50,983              03/31/99       37,844              03/31/99       36,534
06/30/99       53,243              06/30/99       39,300              06/30/99       39,105
09/30/99       51,361              09/30/99       37,861              09/30/99       36,663
12/31/99       67,270              12/31/99       47,381              12/31/99       42,118
03/31/00       74,984              03/31/00       50,757              03/31/00       43,084
06/30/00       71,917              06/30/00       49,387              06/30/00       41,940
09/30/00       70,336              09/30/00       46,731              09/30/00       41,533
12/31/00       58,217              12/29/00       36,756              12/31/00       38,284
03/31/01       47,465              03/30/01       29,074              03/31/01       33,743
06/30/01       51,001              06/29/01       31,522              06/30/01       35,717
09/30/01       37,663              09/28/01       25,403              09/30/01       30,474
12/31/01       43,552              12/31/01       29,249              12/31/01       33,731
03/31/02       42,204              03/28/02       28,492              03/31/02       33,826
06/30/02       33,225              06/28/02       23,172              06/30/02       29,293
09/30/02       28,017              09/30/02       19,686              09/30/02       24,231
12/31/02       30,000              12/31/02       21,094              12/31/02       26,277
03/31/03       29,498              03/31/03       20,868              03/31/03       25,449
06/30/03       33,554              06/30/03       23,854              06/30/03       29,365
09/30/03       34,504              09/30/03       24,787              09/30/03       30,144
12/31/03       38,093              12/31/03       27,368              12/31/03       33,815
03/31/04       38,834              03/31/04       27,585              03/31/04       34,387
06/30/04       40,660              06/30/04       28,120              06/30/04       34,978

                          AVERAGE ANNUAL TOTAL RETURNS

                                                          RUSSELL
                                                          1000(R)
                                            CAPITAL        GROWTH    S&P 500(R)
                                             GROWTH         INDEX    INDEX
YTD                                            6.74%         2.74%         3.44%
1 YEAR                                        21.18%        17.88%        19.11%
5 YEAR                                        -5.24%        -6.48%        -2.20%
10 YEAR                                       10.69%        10.12%        11.83%
INCEPTION                                     12.21%         8.89%        10.83%

                                 INCEPTION DATE
                                   MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 1000(R) Growth Index and the S&P 500(R) Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

Effective May 1, 2004, Wellington Management Company, LLP began managing the Portfolio's assets. Performance prior to that reflects performance under a different sub-adviser. Effective May 1, 2004, the performance benchmark of the Portfolio changed from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index better represents the Portfolio's investment style. The Russell 1000(R) Growth Index and the S&P 500(R) Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

..                            CAPITAL GROWTH PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                (UNAUDITED)
                                 SIX MONTHS         YEAR ENDED         YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                 ENDED JUNE          DECEMBER           DECEMBER        DECEMBER        DECEMBER       DECEMBER
                                  30, 2004           31, 2003           31, 2002        31, 2001        31, 2000       31, 1999
 Net asset value, beginning
   of period                   $       19.65      $       15.48      $       22.47   $       32.57   $       39.27   $       27.90

 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment loss                   (0.01)                                                                                (0.12)
 Net gains and losses on
   securities
   (both realized and
     unrealized)                        1.34               4.17              (6.99)          (8.03)          (4.88)          12.31
                               -------------      -------------      -------------   -------------   -------------   -------------

   Total from investment
     operations                         1.33               4.17              (6.99)          (8.03)          (4.88)          12.19

 LESS DISTRIBUTIONS TO
   SHAREHOLDERS
 Dividends from net
   investment income
 Dividends in excess of net
   investment income
 Distributions from capital
   gains                                                                                     (2.07)          (1.82)          (0.82)
 Distributions in excess of
   capital gains
                               -------------      -------------      -------------   -------------   -------------   -------------

 Total distributions                    0.00               0.00               0.00           (2.07)          (1.82)          (0.82)

Net asset value, end of period $       20.98      $       19.65      $       15.48   $       22.47   $       32.57   $       39.27
                               =============      =============      =============   =============   =============   =============

Total Return (A)                        6.74%             26.97%            (31.12%)        (25.19%)        (13.46%)         44.65%

Ratios to Average Net Assets:
 Expenses                               0.86%(B)           0.90%              0.92%           1.06%           1.05%           1.03%
 Net investment loss                   (0.13%)(B)         (0.00%)(C)         (0.09%)         (0.45%)         (0.60%)         (0.42%)

Portfolio Turnover Rate               118.25%             48.34%             52.35%          42.83%          23.17%          41.65%

Net Assets, At End of Period  $ 192,788,392      $ 190,185,068      $ 167,737,547   $ 263,092,721   $ 350,038,157   $ 365,864,399

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

(C)  The ratio calculates to less than 0.005%

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--99.33%

ADVERTISING--2.18%
Omnicom Group, Inc.                                      55,330   $    4,198,994
                                                                  --------------
BANKING--1.81%
Citigroup, Inc.                                          74,981        3,486,617
                                                                  --------------
BROADCASTING--1.12%
Univision Communications, Inc.+                          11,100          354,423
XM Satellite Radio Holdings, Inc.+                       66,530        1,815,604
                                                                  --------------
                                                                       2,170,027
                                                                  --------------
BUILDING CONSTRUCTION--1.67%
Lennar Corp.                                             72,060        3,222,523
                                                                  --------------
COMMERCIAL SERVICES--0.97%
Moody's Corp.                                            28,900        1,868,674
                                                                  --------------
COMPUTER EQUIPMENT & SERVICES--9.58%
CDW Corp.                                                29,510        1,881,558
Dell, Inc.+                                             196,820        7,050,092
EMC Corp.+                                              159,260        1,815,564
First Data Corp.                                        173,350        7,717,542
                                                                  --------------
                                                                      18,464,756
                                                                  --------------
COMPUTER NETWORK--4.91%
Cisco Systems, Inc.+                                    219,660        5,205,942
Network Appliance, Inc.+                                197,810        4,258,849
                                                                  --------------
                                                                       9,464,791
                                                                  --------------
COMPUTER SOFTWARE--6.61%
Mercury Interactive Corp.+                               80,320        4,002,346
Microsoft Corp.                                         199,600        5,700,576
Red Hat, Inc.+                                          132,390        3,040,998
                                                                  --------------
                                                                      12,743,920
                                                                  --------------
EDUCATIONAL SERVICES--5.20%
Apollo Group, Inc.+                                     113,510       10,021,794
                                                                  --------------
ELECTRONIC COMPONENTS--1.91%
Xilinx, Inc.                                            110,290        3,673,760
                                                                  --------------
ELECTRONICS - SEMICONDUCTORS--5.59%
Analog Devices, Inc.                                    106,360        5,007,429
KLA-Tencor Corp.+                                       116,740        5,764,621
                                                                  --------------
                                                                      10,772,050
                                                                  --------------
ENTERTAINMENT & LEISURE--3.58%
Electronic Arts, Inc.+                                   69,385        3,784,952
International Game Technology                            80,830        3,120,038
                                                                  --------------
                                                                       6,904,990
                                                                  --------------
FINANCIAL SERVICES--4.10%
Countrywide Financial Corp.                              86,170        6,053,443
Franklin Resources, Inc.                                 37,180        1,861,974
                                                                  --------------
                                                                       7,915,417
                                                                  --------------
GOVERNMENT AGENCY--0.90%
Fannie Mae                                               24,330        1,736,189
                                                                  --------------
HEALTHCARE--1.51%
Cardinal Health, Inc.                                    41,480        2,905,674
                                                                  --------------
INSURANCE--2.78%
Ace, Ltd.                                                43,800   $    1,851,864
Medco Health Solutions, Inc.+                            93,660        3,512,250
                                                                  --------------
                                                                       5,364,114
                                                                  --------------
INTERNET SERVICES--5.99%
Yahoo!, Inc.+                                           318,050       11,554,757
                                                                  --------------
MANUFACTURING--4.74%
CORNING, INC.+                                          549,770        7,179,996
Danaher Corp.                                            37,730        1,956,301
                                                                  --------------
                                                                       9,136,297
                                                                  --------------
MEDICAL - BIOTECHNOLOGY--0.69%
Genzyme Corp.+                                           27,960        1,323,347
                                                                  --------------
MEDICAL PRODUCTS--5.45%
Guidant Corp.                                           133,400        7,454,392
Medtronic, Inc.                                          62,805        3,059,860
                                                                  --------------
                                                                      10,514,252
                                                                  --------------
PHARMACEUTICAL--10.67%
Abbott Laboratories                                      43,630        1,778,359
AstraZeneca, PLC, ADR                                   150,000        6,846,000
Eli Lilly & Co.                                          94,590        6,612,787
Forest Laboratories, Inc.+                               49,850        2,823,006
Gilead Sciences, Inc.+                                   17,250        1,155,750
Wyeth                                                    37,660        1,361,786
                                                                  --------------
                                                                      20,577,688
                                                                  --------------
RETAIL - INTERNET--4.41%
eBay, Inc.+                                              92,380        8,494,341
                                                                  --------------
RETAIL STORES--5.67%
AutoZone, Inc.+                                          65,500        5,246,550
Best Buy Company, Inc.                                   37,560        1,905,794
Lowe's Companies, Inc.                                   35,650        1,873,408
Starbucks Corp.+                                         43,940        1,910,511
                                                                  --------------
                                                                      10,936,263
                                                                  --------------
TELECOMMUNICATIONS - EQUIPMENT & SERVICES--7.29 %
Amdocs, Ltd., ADR+                                       71,650        1,678,760
Research In Motion, Ltd.+                               180,710       12,367,792
                                                                  --------------
                                                                      14,046,552
                                                                  --------------
TOTAL COMMON STOCK
  (Cost $178,888,488)                                                191,497,787
                                                                  --------------
TOTAL INVESTMENTS
  (Cost $178,888,488)                                     99.33%     191,497,787
Other assets, less liabilities                             0.66        1,290,605
                                                 --------------   --------------

TOTAL NET ASSETS                                         100.00%  $  192,788,392
                                                 ==============   ==============

+ NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT
PLC - PUBLIC LIMITED COMPANY

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                GROWTH PORTFOLIO

[CHART]

Common Stock            98.96%
Cash                     1.04%

                               NUMBER OF HOLDINGS

                                       90

                                                                      PERCENT OF
TOP TEN HOLDINGS                                                      NET ASSETS
--------------------------------------------------------------------------------
General Electric Co.                                                     3.87%
Pfizer, Inc.                                                             3.81%
American International
  Group, Inc.                                                            2.95%
Intel Corp.                                                              2.66%
Cisco Systems, Inc.                                                      2.34%
Procter & Gamble Co.                                                     1.96%
American Express Co.                                                     1.96%
PepsiCo, Inc.                                                            1.94%
Goldman Sachs
  Group, Inc., The                                                       1.66%
T. Rowe Price Group, Inc.                                                1.64%

                                                                      PERCENT OF
TOP TEN INDUSTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
Financial Services                                                       8.71%
Electronics - Semiconductors                                             6.91%
Insurance                                                                5.95%
Pharmaceutical                                                           5.82%
Computer Equipment
  & Services                                                             5.09%
Diversified Operations                                                   3.87%
Retail Stores                                                            3.74%
Medical Products                                                         3.53%
Telecommunications -
  Wireless                                                               3.38%
Telecommunications -
  Equipment & Services                                                   3.10%

                                PORTFOLIO MANAGER
                        Turner Investment Partners, Inc.*

         ROBERT E. TURNER, CFA                         MARK D. TURNER
   CHAIRMAN AND CHIEF INVESTMENT           VICE CHAIRMAN AND SENIOR PORTFOLIO
              OFFICER                                    MANAGER
- Joined Turner Investment                 - Joined Turner Investment
    Partners, Inc. in 1990                     Partners, Inc. in 1990
- Bachelor's degree from                   - Bachelor's degree from
    Bradley University                         Bradley University
- M.B.A. from Bradley University           - M.B.A. from University of Illinois
- 23 years of investment experience        - 22 years of investment experience
- Chartered Financial Analyst

                            CHRISTOPHER J. PERRY, CFA
                            SENIOR PORTFOLIO MANAGER
                       - Joined Turner Investment
                           Partners, Inc. in 1998
                       - Bachelor's degree from
                           Villanova University
                       - M.B.A. from Drexel University
                       - 13 years of investment experience
                       - Chartered Financial Analyst

                              INVESTMENT OBJECTIVE
    The investment objective of the Growth Portfolio is to seek capital growth by investing in equity securities that the Sub-Adviser believes have above-average growth prospects.

                            NET ASSETS AS OF 06/30/04
                                   $40,046,992

       *EFFECTIVE MAY 1, 2004, THE GROWTH PORTFOLIO'S MANAGER CHANGED FROM STRONG CAPITAL MANAGEMENT, INC. TO TURNER INVESTMENT PARTNERS, INC.

STRONG CAPITAL MANAGEMENT, INC.

     Strong Capital Management, Inc. managed the JPVF Growth Portfolio from January 1, 2004 to April 30, 2004.

     MARKET OVERVIEW

     Initially, the first quarter began with a continuation of the strong equity rally that drove 2003. During the second half of the quarter, the markets cooled due to unrealistic expectations and high valuations. That backdrop remained in place during April as well. The economy remained strong with corporate profits and earnings preannouncements staying positive. In addition to capital expenditures, consumer spending was robust through the first quarter, and received a boost from tax rebates. During the second quarter there was a return to quality, as higher-quality stocks outperformed the more speculative names that had driven much of the strong returns during 2003.

     PORTFOLIO REVIEW

     There were no material shifts in sector positions during the period as we maintained our overweight exposure to cyclical securities, including retail and technology stocks. The securities in the retail area of the market were particularly beneficial to returns for the JPVF Growth Portfolio. Our exposure to education securities also aided performance as they rebounded from a difficult fourth quarter. There appears to be secular pressure to maintain high oil prices, and the economy appears underinvested in commodities as a whole, which was beneficial to energy securities.

TURNER INVESTMENT PARTNERS, INC.

     Turner Investment Partners, Inc. began managing the JPVF Growth Portfolio on May 1, 2004. Since that time the portfolio has returned a positive 2.63% vs. the 2.16% gain posted by the Russell 1000(R) Growth Index.

     The Portfolio benefited from a modestly rising stock market, which was caught in a tug of war between the bulls and bears throughout the time period. Bullish pundits point to an improving economy, stronger-than-expected corporate earnings, increased capital spending, strong demand for commodities and industrial products worldwide, and the historically positive catalyst of a presidential election year as reasons for the stock market to rise going forward. Bearish observers make the case that oil prices of about $40 a barrel, higher interest rates, above-average valuations, and the specter of new terrorist attacks and continued turmoil in Iraq bode ill for the stock market. On balance, the bulls won out in the quarter, with cyclical stocks in general and stocks in the energy and autos/transportation sectors in particular performing best. Conversely, utilities/communication, financial-services, consumer-discretionary/services, and technology stocks -- which constitute the majority of the stock market's total capitalization -- recorded losses or sub par gains.

     Holdings in the consumer discretionary, materials and processing and producer durables sectors contributed positively to Portfolio performance during the quarter. The industrial conglomerates industry in the consumer discretionary sector had the largest positive contribution to overall performance in the Portfolio. General Electric Co. not only had the largest individual contribution to performance in the consumer discretionary sector but had the greatest individual impact on performance in the overall Portfolio. Yahoo! Inc. in the internet software/services industry also contributed to performance. In the materials and processing sector, Tyco International Ltd, had a positive affect on performance. Although as a whole the technology sector detracted from performance there was one bright spot with the semiconductor company, Broadcom Corp., contributing to performance.

     Select holdings in the technology and financial services sectors detracted from performance. In the technology sector, EMCO Corp., the world leader in products, services, and solutions for information storage and management had a negative impact on performance. In the financial services sector, financial conglomerate, Citigroup was the worst individual performer for the quarter. Data processing company, Paychex, Inc. also had a negative impact on performance. For the most part, holdings in the healthcare sector added to performance with the exception of holdings in the major pharmaceuticals industry. Pfizer. Inc. and Forest Laboratories both detracted from performance.

     We think the outlook for the stock market remains favorable in 2004 based on our conviction that earnings are likely to continue to exceed expectations. In the first quarter, the rate of positive earnings surprises for the S&P 500(R) Index companies was 75%, notably above the long-term average. We anticipate that trend will continue. Despite a rise in energy prices and an increase in interest rates by the Federal Reserve during the second quarter, many analysts are forecasting that the overall economy, as measured by the gross domestic product, will grow by 4.6% or better this year. With interest rates still at relatively low levels, job growth better than expected and businesses beginning to invest in capital improvements, we are optimistic that the US economy will continue to improve.

[CHART]

               GROWTH PORTFOLIO, THE RUSSELL 1000(R) GROWTH INDEX
                     AND THE RUSSELL MIDCAP(R) GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

JPVF GROWTH PORTFOLIO              RUSSELL 1000(R) GROWTH INDEX       RUSSELL MID-CAP GROWTH
                                   COMPARE TO GROWTH                  COMPARE TO GROWTH

              ACCOUNT                            ACCOUNT                            ACCOUNT
DATE           VALUE                 DATE         VALUE                DATE          VALUE
01/01/98       10,000              01/01/98       10,000              01/01/98       10,000
03/31/98       11,160              03/31/98       11,444              03/31/98       11,238
06/30/98       11,691              06/30/98       11,964              06/30/98       11,232
09/30/98       10,420              09/30/98       10,877              09/30/98        9,356
12/31/98       13,114              12/31/98       13,785              12/31/98       11,834
03/31/99       14,487              03/31/99       14,662              03/31/99       12,238
06/30/99       15,102              06/30/99       15,226              06/30/99       13,513
09/30/99       15,055              09/30/99       14,668              09/30/99       12,837
12/31/99       23,652              12/31/99       18,356              12/31/99       17,904
03/31/00       28,610              03/31/00       19,664              03/31/00       21,686
06/30/00       25,892              06/30/00       19,133              06/30/00       20,079
09/30/00       28,234              09/29/00       18,104              09/30/00       20,586
12/31/00       22,301              12/29/00       14,240              12/31/00       15,802
03/31/01       16,226              03/30/01       11,264              03/31/01       11,837
06/30/01       16,891              06/29/01       12,212              06/30/01       13,752
09/30/01       13,085              09/28/01        9,842              09/30/01        9,929
12/31/01       14,772              12/31/01       11,332              12/31/01       12,616
03/31/02       14,219              03/28/02       11,039              03/31/02       12,392
06/30/02       12,650              06/28/02        8,977              06/30/02       10,130
09/30/02       10,898              09/30/02        7,627              09/30/02        8,389
12/31/02       11,001              12/31/02        8,172              12/31/02        9,158
03/31/03       11,016              03/31/03        8,085              03/31/03        9,156
06/30/03       12,606              06/30/03        9,241              06/30/03       10,874
09/30/03       13,340              09/30/03        9,603              09/30/03       11,652
12/31/03       14,395              12/31/03       10,603              12/31/03       13,069
03/31/04       14,738              03/31/04       10,687              03/31/04       13,700
06/30/04       14,911              06/30/04       10,894              06/30/04       13,844

                          AVERAGE ANNUAL TOTAL RETURNS

                                                         RUSSELL      RUSSELL
                                                         1000(R)      MIDCAP(R)
                                                         GROWTH        GROWTH
                                           GROWTH         INDEX        INDEX
YTD                                          3.58%         2.74%        5.94%
1 YEAR                                      18.29%        17.88%       27.33%
5 YEAR                                      -0.25%        -6.48%        0.49%
INCEPTION                                    6.34%         1.33%        5.13%

                                 INCEPTION DATE
                                 JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 1000(R) Growth Index and the Russell Midcap(R) Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

Effective May 1, 2004, Turner Investment Partners, Inc. began managing the Portfolio's assets. Performance prior to that reflects performance under a different sub-adviser. Effective May 1, 2004, the performance benchmark of the Portfolio changed from the Russell Midcap(R) Growth Index to the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index better represents the Portfolio's large cap focus. The Russell 1000(R) Growth Index and the Russell Midcap(R) Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                GROWTH PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                         (UNAUDITED)
                                         SIX MONTHS         YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                                         ENDED JUNE          DECEMBER      DECEMBER       DECEMBER      DECEMBER        DECEMBER
                                          30, 2004           31, 2003      31, 2002       31, 2001      31, 2000        31, 1999
  Net asset value, beginning of period  $      12.48      $       9.53   $      12.80   $      20.68   $      23.38   $      13.11

  INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                          (0.01)            (0.05)                                                      (0.06)
  Net gains and losses on securities
    (both realized and unrealized)              0.45              3.00          (3.27)         (6.89)         (0.96)         10.50
                                        ------------      ------------   ------------   ------------   ------------   ------------
  Total from investment operations              0.44              2.95          (3.27)         (6.89)         (0.96)         10.44

  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net
    investment income
  Distributions from capital gains                                                             (0.99)         (1.74)         (0.17)
  Distributions in excess of capital
    gains
                                        ------------      ------------   ------------   ------------   ------------   ------------
  Total distributions                           0.00              0.00           0.00          (0.99)         (1.74)         (0.17)

Net asset value, end of period          $      12.92      $      12.48   $       9.53   $      12.80   $      20.68   $      23.38
                                        ============      ============   ============   ============   ============   ============


Total Return (A)                                3.58%            30.85%        (25.53%)       (33.76%)        (5.71%)        80.36%

Ratios to Average Net Assets:
  Expenses                                      0.85%(B)          0.89%          0.86%          0.87%          0.84%          0.96%
  Net investment loss                          (0.20%)(B)        (0.50%)        (0.55%)        (0.35%)        (0.23%)        (0.54%)

Portfolio Turnover Rate                       118.08%           169.72%        283.59%        403.36%        344.98%        326.19%

Net Assets, At End of Period            $ 40,046,992      $ 41,330,969   $ 31,843,166   $ 49,583,867   $ 79,541,483   $ 44,334,220

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annualized basis.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.

                                GROWTH PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--98.74%

ADVERTISING--0.92%
Omnicom Group, Inc.                                       4,830   $      366,549
                                                                  --------------
AGRICULTURAL OPERATIONS--1.61%
Archer-Daniels-Midland Co.                               18,420          309,088
Monsanto Co.                                              8,750          336,875
                                                                  --------------
                                                                         645,963
                                                                  --------------
AIRLINES--0.68%
Southwest Airlines Co.                                   16,160          271,003
                                                                  --------------
AUTOMOTIVE PARTS & EQUIPMENT--0.52%
Autoliv, Inc.                                             4,920          207,624
                                                                  --------------
BANKING--2.38%
Wachovia Corp.                                           10,440          464,580
Wells Fargo & Co.                                         8,560          489,889
                                                                  --------------
                                                                         954,469
                                                                  --------------
BEVERAGES--1.94%
PepsiCo, Inc.                                            14,440          778,027
                                                                  --------------
CHEMICALS--0.78%
Ecolab, Inc.                                              9,860          312,562
                                                                  --------------
COMMERCIAL SERVICES--2.30%
Alliance Data Systems Corp.+                              7,950          335,888
Paychex, Inc.                                            17,230          583,752
                                                                  --------------
                                                                         919,640
                                                                  --------------
COMPUTER EQUIPMENT & SERVICES--5.09%
CDW Corp.                                                 3,980          253,765
Dell, Inc.+                                              18,280          654,790
First Data Corp.                                         13,360          594,787
Fiserv, Inc.+                                             7,120          276,897
NVIDIA Corp.+                                            12,590          258,095
                                                                  --------------
                                                                       2,038,334
                                                                  --------------
COMPUTER NETWORK--2.34%
Cisco Systems, Inc.+                                     39,490          935,913
                                                                  --------------
COMPUTER SOFTWARE--1.71%
Red Hat, Inc.+                                            6,990          160,560
SAP, AG, ADR                                             12,540          524,297
                                                                  --------------
                                                                         684,857
                                                                  --------------
COSMETICS & PERSONAL CARE--0.72%
Avon Products, Inc.                                       6,240          287,914
                                                                  --------------
DELIVERY & FREIGHT SERVICES--1.38%
United Parcel Service, Inc., Class B                      7,380          554,755
                                                                  --------------
DIVERSIFIED OPERATIONS--3.87%
General Electric Co.                                     47,840        1,550,016
                                                                  --------------
ELECTRONIC COMPONENTS--1.31%
Sanmina-SCI Corp.+                                       28,860          262,626
Xilinx, Inc.                                              7,910          263,482
                                                                  --------------
                                                                         526,108
                                                                  --------------
ELECTRONICS - SEMICONDUCTORS--6.91%
Analog Devices, Inc.                                     10,090   $      475,037
Applied Materials, Inc.+                                 30,550          599,391
Intel Corp.                                              38,560        1,064,256
Lam Research Corp.+                                      14,840          397,712
Silicon Laboratories, Inc.+                               4,940          228,969
                                                                  --------------
                                                                       2,765,365
                                                                  --------------
ENVIRONMENTAL CONTROLS--0.41%
Waste Management, Inc.                                    5,390          165,204
                                                                  --------------
FINANCIAL SERVICES--8.71%
American Express Co.                                     15,240          783,031
CIT Group, Inc.                                           9,970          381,751
Goldman Sachs Group, Inc., The                            7,040          662,886
MGIC Investment Corp.                                     4,860          368,680
Morgan Stanley                                           12,060          636,406
T. Rowe Price Group, Inc.                                13,020          656,208
                                                                  --------------
                                                                       3,488,962
                                                                  --------------
FOOD SERVICE & RESTAURANTS--1.06%
Sysco Corp.                                              11,840          424,701
                                                                  --------------
FOREST PRODUCTS & PAPER--0.72%
International Paper Co.                                   6,410          286,527
                                                                  --------------
HEALTHCARE--0.70 %
McKesson Corp.                                            8,180          280,819
                                                                  --------------
HOUSEHOLD PRODUCTS--2.67%
Clorox Co., The                                           5,300          285,034
Proctor & Gamble Co., The                                14,390          783,392
                                                                  --------------
                                                                       1,068,426
                                                                  --------------
INSURANCE--5.95%
Allstate Corp., The                                      12,450          579,548
American International Group, Inc.                       16,600        1,183,248
Anthem, Inc.+                                             3,140          281,218
Genworth Financial, Inc.+                                14,720          337,824
                                                                  --------------
                                                                       2,381,838
                                                                  --------------
INTERNET SERVICES--1.00%
Yahoo!, Inc.+                                            11,040          401,083
                                                                  --------------
LODGING--1.25%
Marriott International, Inc.                              5,940          296,287
Starwood Hotels & Resorts Worldwide, Inc.                 4,530          203,171
                                                                  --------------
                                                                         499,458
                                                                  --------------
MACHINERY--0.93%
Caterpillar, Inc.                                         4,710          374,162
                                                                  --------------
MANUFACTURING--0.32%
Danaher Corp.                                             6,320          327,692
Tyco International, Ltd.                                 18,130          600,828
                                                                  --------------
                                                                         928,520
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

MEDICAL - BIOTECHNOLOGY--2.66%
Amgen, Inc.+                                              4,950   $      270,122
Biogen Idec, Inc.+                                        7,240          457,930
Genentech, Inc.+                                          5,980          336,076
                                                                  --------------
                                                                       1,064,128
                                                                  --------------
MEDICAL PRODUCTS--3.53%
Boston Scientific Corp.+                                  8,000          342,400
Fisher Scientific International, Inc.+                    4,130          238,508
Invitrogen Corp.+                                         2,940          211,651
St. Jude Medical, Inc.+                                   4,860          367,659
Zimmer Holdings, Inc.+                                    2,870          253,134
                                                                  --------------
                                                                       1,413,352
                                                                  --------------
MINING & METALS -
  FERROUS & NONFERROUS--2.21%
Alcoa, Inc.                                              15,630          516,259
Peabody Energy Corp.                                      6,580          368,414
                                                                  --------------
                                                                         884,673
                                                                  --------------
MULTIMEDIA--0.61%
News Corporation, Ltd., The, ADR                         12,750          451,605
Time Warner, Inc.+                                       33,730          592,973
                                                                  --------------
                                                                       1,044,578
                                                                  --------------
OIL & GAS - DISTRIBUTION & MARKETING--0.89%
Kinder Morgan, Inc.                                       5,990          355,147
                                                                  --------------
OIL & GAS - INTEGRATED--3.01%
ConocoPhillips                                            6,410          489,019
Pioneer Natural Resources Co.                            10,390          364,481
Western Gas Resources, Inc.                              10,780          350,134
                                                                  --------------
                                                                       1,203,634
                                                                  --------------
OIL & GAS PRODUCERS--2.34%
Apache Corp.                                              9,490          413,290
XTO Energy, Inc.                                         17,620          524,900
                                                                  --------------
                                                                         938,190
                                                                  --------------
OIL & GAS SERVICES & EQUIPMENT--1.28%
Smith International, Inc.+                                9,170          511,319
                                                                  --------------
PHARMACEUTICAL--5.82 %
Caremark Rx, Inc.+                                        7,030          231,568
Forest Laboratories, Inc.+                                4,220          238,979
Gilead Sciences, Inc.+                                    5,000          335,000
Pfizer, Inc.                                             44,550        1,527,171
                                                                  --------------
                                                                       2,332,718
                                                                  --------------
RETAIL - INTERNET--0.92%
eBay, Inc.+                                               3,990   $      366,881
                                                                  --------------
RETAIL STORES--3.74%
Best Buy Company, Inc.                                    6,600          334,884
Chico's FAS, Inc.+                                        4,450          200,962
Starbucks Corp.+                                          6,390          277,837
Walgreen Co.                                              8,480          307,061
Whole Foods Market, Inc.                                  3,970          378,937
                                                                  --------------
                                                                       1,499,681
                                                                  --------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES--3.10%
Broadcom Corp.+                                           8,410          393,336
Polycom, Inc.+                                           12,860          288,193
QUALCOMM, Inc.                                            7,650          558,297
                                                                  --------------
                                                                       1,239,826
                                                                  --------------
TELECOMMUNICATIONS - WIRELESS--3.38%
America Movil, SA de CV                                  13,330          484,812
AO VimpelCom, ADR+                                        3,540          341,433
Vodafone Group, PLC, ADR                                 23,910          528,411
                                                                  --------------
                                                                       1,354,656
                                                                  --------------
TEXTILES & APPAREL--1.58%
Coach, Inc.+                                              5,280          238,603
Nike, Inc., Class B                                       5,230          396,173
                                                                  --------------
                                                                         634,776
                                                                  --------------
UTILITIES - ELECTRIC & GAS--0.83%
AES Corp., The+                                          33,670          334,343
                                                                  --------------
UTILITIES - WATER--0.66%
Aqua America, Inc.                                       13,200          264,660
                                                                  --------------
TOTAL COMMON STOCK
  (Cost $36,409,330)                                                  39,541,361
                                                                  --------------
TOTAL INVESTMENTS
  (Cost $36,409,330)                                      98.74%      39,541,361
Other assets, less liabilities                             1.26          505,631
                                                 --------------   --------------

TOTAL NET ASSETS                                         100.00%  $   40,046,992
                                                 ==============   ==============

+ NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT
PLC - PUBLIC LIMITED COMPANY

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                           STRATEGIC GROWTH PORTFOLIO

[CHART]

Common Stock             97.76%
Cash                      0.16%
Preferred Stock           0.83%
Short-Term Investments    1.25%

                               NUMBER OF HOLDINGS

                                       115

                                                                      PERCENT OF
TOP TEN HOLDINGS+                                                     NET ASSETS
--------------------------------------------------------------------------------
Citigroup, Inc.                                                          3.62%
Microsoft Corp.                                                          3.41%
General Electric Co.                                                     2.50%
UnitedHealth Group, Inc.                                                 2.37%
Pfizer, Inc.                                                             2.24%
American International
  Group, Inc.                                                            2.09%
Dell, Inc.                                                               1.72%
Target Corp.                                                             1.68%
WellPoint Health
  Networks, Inc.                                                         1.58%
Tyco International, Ltd.                                                 1.48%

+ Short-term investments excluded.

                                                                      PERCENT OF
TOP TEN INDUSTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
Banking                                                                  8.97%
Retail Stores                                                            7.85%
Computer Software                                                        7.12%
Broadcasting                                                             6.69%
Financial Services                                                       5.99%
Computer Equipment
  & Services                                                             5.18%
Pharmaceutical                                                           4.46%
Healthcare                                                               4.29%
Insurance                                                                4.11%
Entertainment & Leisure                                                  3.41%

                                PORTFOLIO MANAGER
                         T. Rowe Price Associates, Inc.
                                (Since 05/01/03)

                                 ROBERT W. SMITH
                                 VICE PRESIDENT

                - Joined T. Rowe Price Associates, Inc. in 1992
                - B.S. from University of Delaware
                - M.B.A. from Darden Graduate School of Business,
                    University of Virginia
                - 17 years of investment experience

                              INVESTMENT OBJECTIVE
  The Strategic Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long term growth of capital.

                            NET ASSETS AS OF 06/30/04
                                   $88,981,234

     MARKET ENVIRONMENT

     Despite strong earnings gains and a steadily improving economy, the Russell 1000(R) Growth Index advanced 2.74% for the six-month period ended June 30, 2004. In the first half of the year, small-caps outperformed large-caps, and value shares outperformed growth. The economic backdrop is improving: steady employment and personal income gains should provide a solid foundation for consumer spending and strong corporate cash flow, and rising utilization rates point to acceleration in business investment. Increased demand from consumers and businesses led to widespread strength in the manufacturing sector, which in turn rekindled concerns about inflation. We believe that inflation will not become a serious problem in the near term, but it has provided a backdrop for improved pricing power at many businesses.

     PERFORMANCE

     The JPVF Strategic Growth Portfolio performed in line with the Russell 1000(R) Growth Index during the second quarter. Stock selection in the financials sector was the biggest drag on the Portfolio's relative results.

However, that weakness was somewhat offset by strong stock selection in information technology and industrials and business services.

     PORTFOLIO REVIEW

     Stock selection in financials was a significant relative performance detractor as investors became nervous about rising interest rates during the second quarter. Brokers performed fairly well at the beginning of the year thanks to the resurgence in equity markets coming out of 2003, and increasing merger and acquisition activity. However, recent uncertainty cooled their advance, and an overweight position in Merrill Lynch hurt relative performance. We remain optimistic about the group, which boasts strong fundamentals, as long as interest rates climb at a measured pace. Trust banks also retreated during the period; overweight positions in Northern Trust, State Street, and Mellon Financial detracted.

     Underweighting the consumer staples sector hampered the Portfolio's relative results. The group advanced in the first quarter, but our limited exposure in beverages and household-product manufacturers were significant relative performance detractors in the second quarter as investors sought more defensive holdings.

     The information technology sector was the Portfolio's strongest relative performance contributor. Yahoo!, which advanced more than 60% in the first half, contributed to both absolute and relative performance. Although semiconductor stocks were among the largest detractors, Samsung Electronics advanced nicely and benefited relative returns. Research In Motion, the company that developed the BlackBerry wireless email platform, surged more than 70% in the first half and beat Wall Street's revenue, earnings, and margin expectations.

     OUTLOOK

     The first half of 2004 was somewhat disappointing as investors were more nervous than expected about rising interest rates, escalating oil prices, and uncertainty in Iraq. However, corporate profits were strong and generally underappreciated. We believe that the markets will perform better in the second half with contained inflation and interest rates. We expect corporate profits to remain strong, although earnings growth will likely slow. We think there is currently no valuation difference between good companies and average companies, providing for unique opportunities to invest in high-quality companies at attractive prices.

[CHART]

         STRATEGIC GROWTH PORTFOLIO AND THE RUSSELL 1000(R) GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

JPVF STRATEGIC GROWTH PORTFOLIO       RUSSELL 1000 GROWTH
                                      COMPARE TO STRATEGIC GROWTH

                  ACCOUNT                            ACCOUNT
DATE               VALUE                DATE           VALUE
05/01/95          10,000              05/01/95        10,000
06/30/95          10,962              06/30/95        10,786
09/30/95          12,821              09/29/95        11,765
12/31/95          13,291              12/29/95        12,301
03/31/96          14,225              03/29/96        12,961
06/30/96          15,349              06/28/96        13,786
09/30/96          15,938              09/30/96        14,283
12/31/96          15,724              12/31/96        15,145
03/31/97          14,483              03/31/97        15,227
06/30/97          17,184              06/30/97        18,107
09/30/97          19,507              09/30/97        19,467
12/31/97          18,942              12/31/97        19,763
03/31/98          22,928              03/31/98        22,758
06/30/98          22,878              06/30/98        23,791
09/30/98          19,792              09/30/98        21,629
12/31/98          25,180              12/31/98        27,413
03/31/99          25,977              03/31/99        29,155
06/30/99          28,236              06/30/99        30,277
09/30/99          28,521              09/30/99        29,168
12/31/99          44,444              12/31/99        36,502
03/31/00          49,202              03/31/00        39,103
06/30/00          43,636              06/30/00        38,048
09/30/00          44,396              09/29/00        36,001
12/31/00          35,923              12/29/00        28,317
03/31/01          26,368              03/30/01        22,398
06/30/01          26,667              06/29/01        24,284
09/30/01          19,166              09/28/01        19,570
12/31/01          23,291              12/31/01        22,534
03/31/02          22,030              03/28/02        21,951
06/30/02          17,797              06/28/02        17,852
09/30/02          14,760              09/30/02        15,166
12/31/02          15,408              12/31/02        16,251
03/31/03          15,316              03/31/03        16,077
06/30/03          17,774              06/30/03        18,377
09/30/03          18,223              09/30/03        19,096
12/31/03          20,339              12/31/03        21,084
03/31/04          20,631              03/31/04        21,250
06/30/04          20,779              06/30/04        21,662

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                       RUSSELL
                                                                       1000(R)
                                                        STRATEGIC      GROWTH
                                                          GROWTH       INDEX
YTD                                                      2.16%         2.74%
1 YEAR                                                  16.91%        17.88%
5 YEAR                                                  -5.94%        -6.48%
INCEPTION                                                8.30%         8.79%

                                 INCEPTION DATE
                                   MAY 1, 1995

Commencement of operations May 1, 1995. Past performance is not predicative of future performance

This graph compares an initial $10,000 investment made in the Strategic Growth Portfolio (the "Portfolio") at its inception with similar investments in the Russell 1000(R) Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 1000(R) Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                           STRATEGIC GROWTH PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                        (UNAUDITED)
                                        SIX MONTHS       YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                        ENDED JUNE        DECEMBER      DECEMBER        DECEMBER        DECEMBER        DECEMBER
                                         30, 2004         31, 2003      31, 2002        31, 2001        31, 2000        31, 1999
Net asset value, beginning of period   $      12.86     $       9.74  $      14.72   $       30.09   $       40.67   $       23.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                   0.01                                                           0.01           (0.10)
Net gains and losses on securities
  (both realized and unrealized)               0.26             3.12         (4.98)          (9.95)          (6.77)          17.73
                                       ------------     ------------  ------------   -------------   -------------   -------------

  Total from investment operations             0.27             3.12         (4.98)          (9.95)          (6.76)          17.63

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Dividends in excess of net
  investment income
Distributions from capital gains                                                             (5.42)          (3.82)
Distributions in excess of capital
  gains
                                       ------------     ------------  ------------   -------------   -------------   -------------

Total distributions                            0.00             0.00          0.00           (5.42)          (3.82)           0.00

Net asset value, end of period         $      13.13     $      12.86  $       9.74   $       14.72   $       30.09   $       40.67
                                       ============     ============  ============   =============   =============   =============

Total Return (A)                               2.16%           32.00%       (33.84%)        (35.16%)        (19.17%)         76.51%

Ratios to Average Net Assets:
 Expenses                                      0.92%(B)         0.92%         0.92%           0.94%           0.88%           0.94%
 Net investment income (loss)                  0.09%(B)         0.02%        (0.35%)         (0.21%)         (0.27%)         (0.42%)

Portfolio Turnover Rate                       18.39%          104.75%       118.76%         270.07%         204.65%         163.56%

Net Assets, At End of Period           $ 88,981,234     $ 89,650,865  $ 73,987,892   $ 120,659,006   $ 176,177,466   $ 189,472,948

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annualized basis.

  See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.

                           STRATEGIC GROWTH PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--97.12%

BANKING--8.97%
Citigroup, Inc.                                          69,350   $    3,224,769
Credit Suisse Group+                                     20,400          724,848
Mellon Financial Corp.                                   25,260          740,876
Northern Trust Corp.                                     13,200          558,096
State Street Corp.                                       26,000        1,275,040
U.S. Bancorp                                             29,000          799,240
UBS, AG                                                   9,300          655,322
                                                                  --------------
                                                                       7,978,191
                                                                  --------------
BEVERAGES--1.38%
Coca-Cola Co., The                                       18,300          923,784
PepsiCo, Inc.                                             5,720          308,194
                                                                  --------------
                                                                       1,231,978
                                                                  --------------
BROADCASTING--6.69%
British Sky Broadcasting Group, PLC                      40,200          453,471
Clear Channel Communications, Inc.                       18,930          699,464
Comcast Corp., Class A Special+                          34,310          947,299
EchoStar Communications Corp.+                           31,070          955,403
InterActiveCorp+                                         27,480          828,247
Liberty Media Corp.                                     100,900          907,091
Liberty Media International, Inc.+                        4,005          148,586
Sogecable, SA+                                            8,800          354,934
Univision Communications, Inc.+                          20,550          656,162
                                                                  --------------
                                                                       5,950,657
                                                                  --------------
COMMERCIAL SERVICES--1.14%
Cendant Corp.                                            41,400        1,013,472
                                                                  --------------
COMPUTER EQUIPMENT & SERVICES--5.18%
Affiliated Computer Services, Inc.+                      21,320        1,128,681
Dell, Inc.+                                              42,610        1,526,290
First Data Corp.                                         16,180          720,334
Fiserv, Inc.+                                            22,340          868,803
SunGard Data Systems, Inc.+                              14,210          369,460
                                                                  --------------
                                                                       4,613,568
                                                                  --------------
COMPUTER NETWORK--1.96%
Cisco Systems, Inc.+                                     51,800        1,227,660
Juniper Networks, Inc.+                                  21,000          515,970
                                                                  --------------
                                                                       1,743,630
                                                                  --------------
COMPUTER SOFTWARE--7.12%
Adobe Systems, Inc.                                      15,700          730,050
Intuit, Inc.+                                            15,500          597,990
Mercury Interactive Corp.+                               11,400          568,062
Microsoft Corp.                                         106,220        3,033,643
RED HAT, INC.+                                            7,900          181,463
SAP, AG                                                   4,200          700,085
VERITAS Software Corp.+                                  18,900          523,530
                                                                  --------------
                                                                       6,334,823
                                                                  --------------
COSMETICS & PERSONAL CARE--0.29%
Gillette Co., The                                         6,000          254,400
                                                                  --------------
DELIVERY & FREIGHT SERVICES--0.95%
United Parcel Service, Inc., Class B                     11,220          843,407
                                                                  --------------
DIVERSIFIED OPERATIONS--2.50%
General Electric Co.                                     68,610        2,222,964
                                                                  --------------
EDUCATIONAL SERVICES--1.12%
Apollo Group, Inc.+                                      11,300          997,677
                                                                  --------------
ELECTRONIC COMPONENTS--0.89%
Maxim Integrated Products, Inc.                           7,850          411,497
Xilinx, Inc.                                             11,500          383,065
                                                                  --------------
                                                                         794,562
                                                                  --------------
ELECTRONICS--0.62%
Samsung Electronics Company, Ltd.                         1,330   $      549,035
                                                                  --------------
ELECTRONICS - SEMICONDUCTORS--3.01%
Analog Devices, Inc.                                      9,470          445,848
Applied Materials, Inc.+                                 23,900          468,918
Intel Corp.                                              31,800          877,680
QLogic Corp.+                                            12,500          332,375
Semiconductor Manufacturing
  International Corp., ADR+                               1,900           20,387
STMicroelectronics, NV                                   24,400          535,262
                                                                  --------------
                                                                       2,680,470
                                                                  --------------
ENTERTAINMENT & LEISURE--3.41%
Carnival Corp.                                           22,000        1,034,000
E.W. Scripps Co., The                                     6,170          647,850
International Game Technology                            29,300        1,130,980
MGM Mirage+                                               4,800          225,312
                                                                  --------------
                                                                       3,038,142
                                                                  --------------
FINANCIAL SERVICES--5.99%
Accenture, Ltd.+                                         41,350        1,136,298
American Express Co.                                     21,800        1,120,084
Ameritrade Holding Corp.+                                18,000          204,300
Charles Schwab Corp., The                                29,700          285,417
Goldman Sachs Group, Inc., The                            4,800          451,968
MBNA Corp.                                               10,700          275,953
Merrill Lynch & Company, Inc.                            18,670        1,007,807
SLM Corp.                                                21,070          852,282
                                                                  --------------
                                                                       5,334,109
                                                                  --------------
FOOD SERVICE & RESTAURANTS--1.31%
Compass Group, PLC                                      102,800          627,352
Sysco Corp.                                              15,120          542,354
                                                                  --------------
                                                                       1,169,706
                                                                  --------------
GOVERNMENT AGENCY--1.60%
Fannie Mae                                               13,050          931,248
Freddie Mac                                               7,730          489,309
                                                                  --------------
                                                                       1,420,557
                                                                  --------------
HEALTHCARE--4.29%
Cardinal Health, Inc.                                     4,290          300,515
UnitedHealth Group, Inc.                                 33,900        2,110,275
WellPoint Health Networks, Inc.+                         12,580        1,409,086
                                                                  --------------
                                                                       3,819,876
                                                                  --------------
INSURANCE--4.11%
Ace, Ltd.                                                13,460          569,089
American International Group, Inc.                       26,100        1,860,408
Hartford Financial Services Group, Inc., The             10,700          735,518
St. Paul Travelers Companies, Inc., The                  12,060          488,912
                                                                  --------------
                                                                       3,653,927
                                                                  --------------
INTERNET SERVICES--1.30%
Yahoo!, Inc.+                                            31,760        1,153,841
                                                                  --------------
MANUFACTURING--3.17%
Corning, Inc.+                                           37,600          491,056
Danaher Corp.                                            19,620        1,017,297
Tyco International, Ltd.                                 39,700        1,315,658
                                                                  --------------
                                                                       2,824,011
                                                                  --------------
MEDICAL - BIOTECHNOLOGY--1.47%
Amgen, Inc.+                                             19,700        1,075,029
Genentech, Inc.+                                          4,100          230,420
                                                                  --------------
                                                                       1,305,449
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

MEDICAL PRODUCTS--3.20%
BIomet, Inc                                               8,900   $      395,516
Boston Scientific Corp.+                                  8,700          372,360
Guidant Corp.                                             6,000          335,280
Johnson & Johnson                                        18,330        1,020,981
Medtronic, Inc.                                          14,800          721,056
                                                                  --------------
                                                                       2,845,193
                                                                  --------------
MINING & METALS - FERROUS & NONFERROUS--1.42%
Nucor Corp.                                               9,300          713,868
Rio Tinto, PLC                                           22,800          548,292
                                                                  --------------
                                                                       1,262,160
                                                                  --------------
MOTOR VEHICLE MANUFACTURING--0.82%
Harley-Davidson, Inc.                                    11,780          729,653
                                                                  --------------
MULTIMEDIA 1.23%
Time Warner, Inc.+                                       18,100          318,198
Viacom, Inc., Class B                                    21,810          779,053
                                                                  --------------
                                                                       1,097,251
                                                                  --------------
OIL & GAS - INTEGRATED--1.90%
ChevronTexaco Corp.                                       7,800          734,058
Exxon Mobil Corp.                                        21,500          954,815
                                                                  --------------
                                                                       1,688,873
                                                                  --------------
OIL & GAS SERVICES & EQUIPMENT--2.15%
Baker Hughes, Inc.                                       27,630        1,040,270
Schlumberger, Ltd.                                       13,700          870,087
                                                                  --------------
                                                                       1,910,357
                                                                  --------------
PHARMACEUTICAL--4.46%
Forest Laboratories, Inc.+                               12,820          725,997
Gilead Sciences, Inc.+                                    9,700          649,900
Pfizer, Inc.                                             58,140        1,993,039
Teva Pharmaceutical Industries, Ltd., ADR                 3,400          228,786
Wyeth                                                    10,200          368,832
                                                                  --------------
                                                                       3,966,554
                                                                  --------------
RETAIL - INTERNET--1.05%
eBay, Inc.+                                              10,200          937,890
                                                                  --------------
RETAIL STORES--7.85%
Best Buy Company, Inc.                                   17,500          887,950
Family Dollar Stores, Inc.                               14,500          441,090
Home Depot, Inc., The                                    32,800        1,154,560
Kingfisher, PLC                                          50,200          260,605
Starbucks Corp.+                                         10,690          464,801
Target Corp.                                             35,260        1,497,492
Walgreen Co.                                             19,770          715,872
Wal-Mart de Mexico, SA de CV, Series V, ADR               8,500          252,059
Wal-Mart de Mexico, SA de CV, Series V                   71,000          210,544
Wal-Mart Stores, Inc.                                    20,810        1,097,936
                                                                  --------------
                                                                       6,982,909
                                                                  --------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES--0.74%
QUALCOMM, Inc.                                            3,400   $      248,132
Research In Motion, Ltd.+                                 6,000          410,640
                                                                  --------------
                                                                         658,772
                                                                  --------------
TELECOMMUNICATIONS - WIRELESS--2.82%
Crown Castle International Corp.+                        31,700          467,575
Nextel Communications, Inc.+                             42,800        1,141,048
Vodafone Group, PLC                                     243,100          532,360
Vodafone Group, PLC, ADR                                 16,786          370,971
                                                                  --------------
                                                                       2,511,954
                                                                  --------------
TEXTILES & APPAREL--0.42%
Hermes International                                      1,867          372,764
                                                                  --------------
TOBACCO--0.59%
Altria Group, Inc.                                       10,500          525,525
                                                                  --------------
TOTAL COMMON STOCK
(Cost $72,533,188)                                                    86,418,307
                                                                  --------------
 PREFERRED STOCK--0.83%

MULTIMEDIA--0.83%
News Corporation, Ltd., The, ADR                         22,400          736,512
                                                                  --------------

TOTAL PREFERRED STOCK
(Cost $720,261)                                                          736,512
                                                                  --------------
 SHORT-TERM INVESTMENTS--1.24 %

                                                PRINCIPAL VALUE
                                                ---------------
INVESTMENT COMPANIES--1.24%
T. Rowe Price
  Reserve Investment Fund, 1.159%++              $    1,101,681        1,101,681
                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,101,681)                                                    1,101,681
                                                                  --------------

TOTAL INVESTMENTS
  (Cost $74,355,130)                                      99.19%      88,256,500
Other assets, less liabilities                             0.81          724,734
                                                 --------------   --------------

TOTAL NET ASSETS                                         100.00%  $   88,981,234
                                                 ==============   ==============

+   NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT
PLC - PUBLIC LIMITED COMPANY
++ AFFILIATED ISSUER. THE T. ROWE PRICE RESERVE INVESTMENT FUND IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY MANAGED BY T. ROWE PRICE ASSOCIATES. THE RESERVE FUND IS OFFERED AS A CASH MANAGEMENT OPTION ONLY TO MUTUAL FUNDS AND OTHER ACCOUNTS MANAGED BY T. ROWE PRICE ASSOCIATES, INC. AND IS NOT AVAILABLE TO THE PUBLIC. THE RATE QUOTED IS THE SEVEN-DAY EFFECTIVE YIELD OF THE RESERVE FUND AS OF JUNE 30, 2004.

INVESTMENTS IN COMPANIES CONSIDERED TO BE AN AFFILIATE OF THE PORTFOLIO ARE AS
FOLLOWS:

                                            BALANCE AT
                                           BEGINNING OF    GROSS        GROSS      MARKET VALUE  INTEREST
    COMPANY                                   PERIOD     ADDITIONS    REDUCTIONS   AT 06/30/04    INCOME
    T. Rowe Price Reserve Investment Fund  $  2,111,374  $  760,307  $  1,770,000  $  1,101,681  $  9,201

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

[CHART]

Common Stock              97.49%
Cash + Cash Equivalents    0.12%
S&P 500(R) Index Futures   2.39%

                               NUMBER OF HOLDINGS

                                       503

                                                                      PERCENT OF
TOP TEN HOLDINGS+                                                     NET ASSETS
--------------------------------------------------------------------------------
General Electric Co.                                                     3.13%
Microsoft Corp.                                                          2.83%
Exxon Mobil Corp.                                                        2.67%
Pfizer, Inc.                                                             2.40%
Citigroup, Inc.                                                          2.21%
Wal-Mart Stores, Inc.                                                    2.07%
American International
  Group, Inc.                                                            1.70%
Intel Corp.                                                              1.64%
Bank of America Corp.                                                    1.58%
Johnson & Johnson                                                        1.51%

+    S&P 500(R) Index Futures and Short-term investments excluded.

                                                                      PERCENT OF
TOP TEN INDUSTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
Banking                                                                  9.29%
Retail Stores                                                            6.50%
Pharmaceutical                                                           6.42%
Financial Services                                                       4.86%
Oil & Gas - Integrated                                                   4.63%
Insurance                                                                4.54%
Computer Equipment
  & Services                                                             4.35%
Computer Software                                                        4.19%
Medical Products                                                         3.59%
Electronics -
  Semiconductors                                                         3.38%

"S&P 500(R)" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS
BEEN LICENSED FOR USE BY JEFFERSON PILOT VARIABLE CORPORATION. ENSEMBLE, ALLEGIANCE, PILOT, AND ALPHA PRODUCTS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF PURCHASING ANY OF THESE PRODUCTS.

                                PORTFOLIO MANAGER
                        Mellon Capital Management Corp.*

                              INVESTMENT OBJECTIVE
  The S&P 500 Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500(R) Index.

                            NET ASSETS AS OF 06/30/04
                                  $226,641,408

* EFFECTIVE DECEMBER 12, 2003, THE S&P 500 INDEX PORTFOLIO'S MANAGER CHANGED FROM BARCLAYS GLOBAL FUND ADVISORS TO MELLON CAPITAL MANAGEMENT CORPORATION.

     U.S EQUITY MARKETS

     U.S. stocks turned in another quarter of modest gains, marking the fifth consecutive quarter that broad market indices have finished ahead. Investor caution over the first half of the year was fueled in part by a preoccupation with rising interest rates and the turnover of power in Iraq, both of which finally occurred in late June. With these psychological hurdles complete, investors were ready to shift their attention to corporate earnings.

     Stocks advanced well in January and February as the economy expanded, but weakened in March, hurt in part by a technology-stock sell-off over concerns about high valuations (after the Nasdaq Composite reached a 2 1/2-year high on January 26), a fourth-straight disappointing monthly payroll employment report on March 5, and the March 11 terrorist attacks in Madrid. Stocks declined in April and early May, but later recovered as robust economic fundamentals and corporate profitability came to the forefront.

     Small cap stocks continued to outpace other investment styles in the first quarter, and the gap between the small cap Russell 2000(R) Index (6.3%) and the large cap Russell 1000(R) Index (1.9%) widened to 4.4 percentage points for the quarter. The gap was only 2.2 points for the fourth quarter of 2003. Small caps and mid caps continued to outperform as the S&P 400(R) Index beat the S&P 500(R) Index, and was in turn bested by the small cap Russell 2000(R) Index. Value stocks also outperformed their growth counterparts across all capitalization levels.

     Among economic sectors of the S&P 500, energy stocks led the way with an 11.9% return, helped by soaring oil and energy prices. Industrials and consumer staples were also strong, returning 6.4% and 5.1% respectively. Technology stocks underperformed, as the S&P technology sector gained 0.1%.

     INVESTMENT STRATEGIES AND TECHNIQUES

     The investment strategy employed in the JPVF S&P 500 Index Portfolio is to fully replicate the S&P 500(R) Index while seeking to minimize transaction costs charged to the Portfolio. The Portfolio makes use of a small cash pool hedged with futures to fund daily cash activity and minimize the amount of un-invested cash. The futures pool in the Portfolio is not expected to significantly impact the Portfolio's performance and as a result the Portfolio is expected to closely match the return of the S&P 500(R) Index.

[CHART]

                S&P 500 INDEX PORTFOLIO AND THE S&P 500(R) INDEX
              Comparison of Change in Value of $10,000 Investment.

JPVF S&P 500 INDEX PORTFOLIO       S&P 500 INDEX
                                   COMPARE TO S&P 500 INDEX PORTFOLIO

               ACCOUNT                             ACCOUNT
DATE           VALUE                DATE            VALUE
05/01/00       10,000              05/01/00        10,000
06/30/00       10,029              06/30/00        10,037
09/30/00        9,926              09/30/00         9,939
12/31/00        9,145              12/31/00         9,162
03/31/01        8,053              03/31/01         8,076
06/30/01        8,518              06/30/01         8,548
09/30/01        7,261              09/30/01         7,293
12/31/01        8,031              12/31/01         8,073
03/31/02        8,046              03/31/02         8,095
06/30/02        6,960              06/30/02         7,011
09/30/02        5,758              09/30/02         5,800
12/31/02        6,237              12/31/02         6,289
03/31/03        6,036              03/31/03         6,091
06/30/03        6,959              06/30/03         7,028
09/30/03        7,137              09/30/03         7,215
12/31/03        8,002              12/31/03         8,093
03/31/04        8,131              03/31/04         8,230
06/30/04        8,264              06/30/04         8,372

                          AVERAGE ANNUAL TOTAL RETURNS

                                                         S&P 500
                                                           INDEX      S&P 500(R)
                                                         PORTFOLIO      INDEX
YTD                                                        3.28%        3.44%
1 YEAR                                                    18.75%       19.11%
INCEPTION                                                 -4.47%       -4.17%

                                 INCEPTION DATE
                                   MAY 1, 2000

Commencement of operations May 1, 2000. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500(R) Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

Effective December 12, 2003, Mellon Capital Management Corp. began managing the Portfolio's assets. Performance prior to that reflects performance under a different sub-adviser.

The S&P 500(R) Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                                                PERIOD FROM
                                             (UNAUDITED)                                                        MAY 1, 2000
                                             SIX MONTHS         YEAR ENDED      YEAR ENDED      YEAR ENDED        THROUGH
                                             ENDED JUNE          DECEMBER        DECEMBER        DECEMBER        DECEMBER
                                              30, 2004           31, 2003        31, 2002        31, 2001      31, 2000 (A)
Net asset value, beginning of period        $        7.76      $        6.13   $        7.97   $        9.14   $       10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income                               0.05               0.10            0.08            0.08            0.06
 Net gains and losses on securities
   (both realized and unrealized)                    0.20               1.61           (1.84)          (1.19)          (0.92)
                                            -------------      -------------   -------------   -------------   -------------

 Total from investment operations                    0.25               1.71           (1.76)          (1.11)          (0.86)

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income               (0.10)             (0.08)          (0.08)          (0.06)
 Dividends in excess of net
   investment income
 Distributions from capital gains
 Distributions in excess of capital gains
                                            -------------      -------------   -------------   -------------   -------------

 Total distributions                                (0.10)             (0.08)          (0.08)          (0.06)           0.00

 Net asset value, end of period             $        7.91      $        7.76   $        6.13   $        7.97   $        9.14
                                            =============      =============   =============   =============   =============

 Total Return (B)                                    3.28%             28.30%         (22.34%)        (12.18%)         (8.55%)

Ratios to Average Net Assets: (C)
 Expenses before reimbursement                       0.34%(D)           0.39%           0.34%           0.35%           0.33%(D)
 Expenses after reimbursement                        0.28%(D)           0.28%           0.28%           0.28%           0.28%(D)

 Net investment income before reimbursement          1.27%(D)           1.37%           1.22%           1.03%           0.98%(D)
 Net investment income after reimbursement           1.33%(D)           1.48%           1.28%           1.09%           1.03%(D)

Portfolio Turnover Rate                              0.28%              2.10%           2.86%           1.59%           5.26%

Net Assets, At End of Period                $ 226,641,408      $ 214,568,224   $ 165,873,051   $ 189,046,310   $ 175,931,207

(A) Per share data calculated from the initial offering date, May 1, 2000, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.

(D) Ratios are calculated on an annualized basis.

                       See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--97.40%

ADVERTISING--0.21%
Interpublic Group of Companies, Inc., The+ ++             8,889   $      122,046
Monster Worldwide, Inc.+                                  2,318           59,619
Omnicom Group, Inc.                                       4,042          306,747
                                                                         488,412
                                                                  --------------
AEROSPACE & DEFENSE--1.94%
Boeing Co., The                                          17,517          894,944
General Dynamics Corp.                                    4,188          415,868
Goodrich Corp.                                            2,435           78,724
Honeywell International, Inc.                            17,800          652,014
Lockheed Martin Corp.                                     9,420          490,594
Northrop Grumman Corp.                                    7,798          418,753
Raytheon Co.                                              9,316          333,233
Rockwell Collins, Inc.                                    3,707          123,517
United Technologies Corp.                                10,738          982,312
                                                                  --------------
                                                                       4,389,959
                                                                  --------------
AGRICULTURAL OPERATIONS--0.20%
Archer-Daniels-Midland Co.                               13,686          229,651
Monsanto Co.                                              5,681          218,719
                                                                  --------------
                                                                         448,370
                                                                  --------------
AIRLINES--0.13 %
Delta Air Lines, Inc.+ ++                                 2,628           18,711
Southwest Airlines Co.                                   16,727          280,512
                                                                  --------------
                                                                         299,223
                                                                  --------------
APPLIANCES--0.06%
Maytag Corp.++                                            1,662           40,736
Whirlpool Corp.                                           1,388           95,217
                                                                  --------------
                                                                         135,953
                                                                  --------------
AUTOMOTIVE PARTS & EQUIPMENT--0.30%
Cooper Tire & Rubber Co.                                  1,599           36,777
Cummins, Inc.                                               868           54,250
Dana Corp.                                                3,132           61,387
Delphi Corp.                                             11,310          120,791
Genuine Parts Co.                                         3,501          138,920
Goodyear Tire & Rubber Co., The+ ++                       3,738           33,978
Johnson Controls, Inc.                                    3,956          211,171
Visteon Corp.++                                           2,497           29,140
                                                                  --------------
                                                                         686,414
                                                                  --------------
AUTOMOTIVE RENTALS--0.02%
Ryder System, Inc.                                        1,348           54,014
                                                                  --------------
BANKING--9.29%
AmSouth Bancorporation                                    7,113          181,168
Bank of America Corp.                                    42,439        3,591,188
Bank of New York Company, Inc., The                      16,083          474,127
Bank One Corp.                                           23,279        1,187,229
Charter One Financial, Inc.                               4,564          201,683
Citigroup, Inc.                                         107,512        4,999,308
Comerica, Inc.                                            3,738          205,141
Fifth Third Bancorp++                                    11,830          636,217
First Horizon National Corp.++                            2,543          115,630
Golden West Financial Corp.                               3,179          338,087
Huntington Bancshares, Inc.                               4,691          107,424
J.P. Morgan Chase & Co.                                  43,283        1,678,082
KEYCORP++                                                 8,506   $      254,244
M&T Bank Corp.                                            2,500          218,250
Mellon Financial Corp.*                                   9,106          267,079
North Fork Bancorporation, Inc.++                         3,637          138,388
Northern Trust Corp.                                      4,458          188,484
Southtrust Corp.                                          6,851          265,887
State Street Corp.                                        7,029          344,702
SunTrust Banks, Inc.                                      5,892          382,921
U.S. Bancorp                                             39,893        1,099,451
Union Planters Corp.                                      4,029          120,104
Wachovia Corp.                                           27,269        1,213,471
Washington Mutual, Inc.                                  18,684          721,950
Wells Fargo & Co.                                        35,106        2,009,116
Zions Bancorporation                                      1,851          113,744
                                                                  --------------
                                                                      21,053,075
                                                                  --------------
BEVERAGES--2.65%
Adolph Coors Co., Class B++                                 754           54,544
Anheuser-Busch Companies, Inc.                           17,034          919,836
Brown-Forman Corp., Class B                               2,432          117,393
Coca-Cola Co., The                                       50,766        2,562,668
Coca-Cola Enterprises, Inc.                               9,716          281,667
Pepsi Bottling Group, Inc., The                           5,422          165,588
PepsiCo, Inc.                                            35,538        1,914,787
                                                                  --------------
                                                                       6,016,483
                                                                  --------------
BROADCASTING--0.88%
Clear Channel Communications, Inc.                       12,741          470,780
Comcast Corp.+                                           46,762        1,310,739
Univision Communications, Inc.+                           6,519          208,152
                                                                  --------------
                                                                       1,989,671
                                                                  --------------
BUILDING CONSTRUCTION--0.14%
Centex Corp.                                              2,512          114,924
KB HOME                                                     985           67,601
Pulte Homes, Inc.                                         2,474          128,722
                                                                  --------------
                                                                         311,247
                                                                  --------------
BUILDING MATERIALS--0.15%
American Standard Companies, Inc.+                        4,680          188,651
Louisiana-Pacific Corp.++                                 2,249           53,189
Vulcan Materials Co.++                                    2,059           97,905
                                                                  --------------
                                                                         339,745
                                                                  --------------
CHEMICALS--1.41%
Air Products & Chemicals, Inc.                            4,591          240,798
Ashland, Inc.                                             1,408           74,356
Dow Chemical Co., The                                    19,384          788,929
E.I. du Pont de Nemours & Co.                            20,766          922,426
Eastman Chemical Co.                                      1,622           74,985
Ecolab, Inc.                                              5,198          164,777
Engelhard Corp.                                           2,471           79,838
Great Lakes Chemical Corp.++                              1,115           30,172
Hercules, Inc.+ ++                                        2,407           29,341
PPG Industries, Inc.                                      3,672          229,463
Praxair, Inc.                                             6,902          275,459
Rohm & Haas Co.                                           4,556          189,438
Sigma-Aldrich Corp.++                                     1,469           87,567
                                                                  --------------
                                                                       3,187,549
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

COMMERCIAL SERVICES--0.63%
Cendant Corp.                                            21,103   $      516,601
Cintas Corp.                                              3,438          163,889
Convergys Corp.+ ++                                       2,833           43,628
Express Scripts, Inc.+                                    1,591          126,055
Moody's Corp.++                                           3,058          197,730
Paychex, Inc.                                             7,914          268,126
W.W. Grainger, Inc.                                       1,831          105,283
                                                                  --------------
                                                                       1,421,312
                                                                  --------------
COMPUTER EQUIPMENT & SERVICES--4.35%
Affiliated Computer Services, Inc.+ ++                    2,700          142,938
Apple Computer, Inc.+                                     7,828          254,723
Automatic Data Processing, Inc.                          12,397          519,186
Computer Sciences Corp.+                                  3,794          176,155
Comverse Technology, Inc.+                                3,842           76,609
Dell, Inc.+                                              53,208        1,905,911
Electronic Data Systems Corp.                             9,687          185,506
EMC Corp.+                                               50,193          572,200
First Data Corp.                                         18,586          827,449
Fiserv, Inc.+                                             4,205          163,532
Gateway, Inc.+                                            6,858           30,861
Hewlett-Packard Co.                                      63,308        1,335,799
International Business Machines Corp.                    35,337        3,114,957
Lexmark International, Inc.+                              2,611          252,040
NVIDIA Corp.+                                             3,200           65,600
Parametric Technology Corp.+                              5,044           25,220
SunGard Data Systems, Inc.+                               5,839          151,814
Symbol Technologies, Inc.                                 4,697           69,234
                                                                  --------------
                                                                       9,869,734
                                                                  --------------
COMPUTER INFORMATION & TECHNOLOGY--0.26%
Autodesk, Inc.                                            2,370          101,460
NCR Corp.+ ++                                             1,861           92,287
Sun Microsystems, Inc.+                                  69,411          301,244
Unisys Corp.+                                             6,654           92,358
                                                                  --------------
                                                                         587,349
                                                                  --------------
COMPUTER NETWORK--1.56%
Cisco Systems, Inc.+^                                   140,330        3,325,821
Network Appliance, Inc.+ ++                               6,899          148,535
Novell, Inc.+                                             7,828           65,677
                                                                  --------------
                                                                       3,540,033
                                                                  --------------
COMPUTER SOFTWARE--4.19%
Adobe Systems, Inc.                                       5,010          232,965
BMC Software, Inc.+                                       4,636           85,766
Citrix Systems, Inc.+                                     3,419           69,611
Computer Associates International, Inc.++                12,203          342,416
Compuware Corp.+                                          7,784           51,374
Intuit, Inc.+ ++                                          4,145          159,914
Mercury Interactive Corp.+ ++                             1,735           86,455
Microsoft Corp.                                         224,205        6,403,295
Oracle Corp.+                                           108,558        1,295,097
PeopleSoft, Inc.+                                         7,310          135,235
Siebel Systems, Inc.+                                    10,190          108,829
Symantec Corp.+ ++                                        6,430          281,505
VERITAS Software Corp.+                                   9,006          249,466
                                                                  --------------
                                                                       9,501,928
                                                                  --------------
COSMETICS & PERSONAL CARE--1.26%
Alberto-Culver Co., Class B                               1,827   $       91,606
Avon Products, Inc.                                       9,950          459,093
Colgate-Palmolive Co.                                    11,087          648,035
Gillette Co., The++                                      21,045          892,308
International Flavors & Fragrances, Inc.                  1,853           69,302
Kimberly-Clark Corp.                                     10,450          688,446
                                                                  --------------
                                                                       2,848,790
                                                                  --------------
DELIVERY & FREIGHT SERVICES--0.78%
United Parcel Service, Inc., Class B                     23,484        1,765,292
                                                                  --------------
DIVERSIFIED OPERATIONS--3.13%
General Electric Co.^                                   219,053        7,097,307
                                                                  --------------
EDUCATIONAL SERVICES--0.15%
Apollo Group, Inc.+                                       3,751          331,176
                                                                  --------------
ELECTRICAL EQUIPMENT--0.35%
American Power Conversion Corp.                           4,009           78,777
Emerson Electric Co.++                                    8,717          553,965
PerkinElmer, Inc.                                         2,632           52,745
Thermo Electron Corp.+                                    3,343          102,764
                                                                  --------------
                                                                         788,251
                                                                  --------------
ELECTRONIC COMPONENTS--0.54%
Jabil Circuit, Inc.+                                      4,008          100,921
Linear Technology Corp.                                   6,625          261,489
Maxim Integrated Products, Inc.++                         6,863          359,758
Sanmina-SCI Corp.+                                       10,515           95,687
Solectron Corp.+                                         20,046          129,698
Thomas & Betts Corp.                                      1,296           35,290
Xilinx, Inc.                                              7,285          242,663
                                                                  --------------
                                                                       1,225,506
                                                                  --------------
ELECTRONICS--0.22%
Agilent Technologies, Inc.+                              10,026          293,561
Molex, Inc.++                                             3,921          125,786
Teradyne, Inc.+ ++                                        3,763           85,420
                                                                  --------------
                                                                         504,767
                                                                  --------------
ELECTRONICS - SEMICONDUCTORS--3.38%
Advanced Micro Devices, Inc.+ ++                          7,029          111,761
Altera Corp.+                                             7,719          171,516
Analog Devices, Inc.                                      7,785          366,518
Applied Materials, Inc.+                                 34,942          685,562
Applied Micro Circuits Corp.+ ++                          6,497           34,564
Intel Corp.                                             134,633        3,715,871
KLA-Tencor Corp.+ ++                                      4,145          204,680
LSI Logic Corp.+ ++                                       7,628           58,125
Micron Technology, Inc.+                                 12,312          188,497
Motorola, Inc.                                           48,582          886,622
National Semiconductor Corp.+ ++                          7,554          166,112
Novellus Systems, Inc.+                                   3,116           97,967
PMC-Sierra, Inc.+                                         3,488           50,053
QLogic Corp.+ ++                                          1,897           50,441
Texas Instruments, Inc.                                  35,941          869,053
                                                                  --------------
                                                                       7,657,342
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

ENGINEERING & CONSTRUCTION--0.03%
Fluor Corp.++                                             1,668   $       79,514
                                                                  --------------
ENTERTAINMENT & LEISURE--0.63%
Brunswick Corp.++                                         1,901           77,561
Carnival Corp.++                                         13,035          612,645
Electronic Arts, Inc.+                                    6,252          341,047
Harrah's Entertainment, Inc.                              2,252          121,833
International Game Technology                             7,368          284,405
                                                                  --------------
                                                                       1,437,491
                                                                  --------------
ENVIRONMENTAL CONTROLS--0.25%
Allied Waste Industries, Inc.+                            6,510           85,802
Waste Management, Inc.                                   11,973          366,972
Waters Corp.+                                             2,473          118,160
                                                                  --------------
                                                                         570,934
                                                                  --------------
FINANCIAL SERVICES--4.86%
Ambac Financial Group, Inc.                               2,190          160,834
American Express Co.                                     26,755        1,374,672
BB&T Corp.                                               11,686          432,031
Bear Stearns Companies, Inc., The                         2,245          189,276
Capital One Financial Corp.                               4,993          341,421
Charles Schwab Corp., The                                28,583          274,683
Countrywide Financial Corp.                               5,693          399,933
Deluxe Corp.                                              1,057           45,980
E*TRADE Group, Inc.+                                      7,400           82,510
Equifax, Inc.++                                           2,779           68,780
Federated Investors, Inc.                                 2,180           66,141
Franklin Resources, Inc.                                  5,120          256,410
Goldman Sachs Group, Inc., The                            9,995          941,129
H&R Block, Inc.++                                         3,629          173,031
Janus Capital Group, Inc.++                               4,853           80,026
Lehman Brothers Holdings, Inc.                            5,763          433,666
Marshall & Ilsley Corp.                                   4,586          179,267
MBIA, Inc.                                                2,925          167,076
MBNA Corp.                                               26,554          684,828
Merrill Lynch & Company, Inc.                            20,128        1,086,509
MGIC Investment Corp.                                     2,014          152,782
Morgan Stanley                                           22,819        1,204,159
National City Corp.                                      12,721          445,362
PNC Financial Services Group                              5,861          311,102
Providian Financial Corp.+                                5,941           87,154
Prudential Financial, Inc.                               11,338          526,877
Regions Financial Corp.+                                  4,494          164,256
SLM Corp.                                                 9,517          384,963
Synovus Financial Corp.                                   6,133          155,288
T. Rowe Price Group, Inc.                                 2,688          135,475
                                                                  --------------
                                                                      11,005,621
                                                                  --------------
FOOD PRODUCTS--1.04%
Campbell Soup Co.                                         8,694   $      233,695
General Mills, Inc.                                       7,835          372,398
H.J. Heinz Co.                                            7,406          290,315
Hershey Foods Corp.                                       5,288          244,676
Kellogg Co.++                                             8,551          357,859
McCormick & Company, Inc.                                 2,877           97,818
Sara Lee Corp.                                           16,410          377,266
SUPERVALU, Inc.++                                         2,733           83,657
Wm. Wrigley Jr. Co.++                                     4,748          299,361
                                                                  --------------
                                                                       2,357,045
                                                                  --------------
FOOD SERVICE & RESTAURANTS--0.82%
ConAgra Foods, Inc.                                      11,251          304,677
Darden Restaurants, Inc.                                  3,406           69,993
 MCDONALD'S CORP                                         26,247          682,422
Sysco Corp.                                              13,540          485,680
Wendy's International, Inc.                               2,310           80,480
Yum! Brands, Inc.+                                        6,226          231,732
                                                                  --------------
                                                                       1,854,984
                                                                  --------------
FOREST PRODUCTS & PAPER--0.60%
Boise Cascade Corp.                                       1,724           64,891
Georgia-Pacific Group                                     5,415          200,247
International Paper Co.                                  10,098          451,381
MeadWestvaco Corp.                                        4,044          118,853
Plum Creek Timber Company, Inc.                           3,696          120,416
Temple-Inland, Inc.++                                     1,111           76,937
Weyerhaeuser Co.                                          5,030          317,494
                                                                  --------------
                                                                       1,350,219
                                                                  --------------
GOVERNMENT AGENCY--1.03%
Fannie Mae                                               20,215        1,442,542
Freddie Mac                                              14,280          903,924
                                                                  --------------
                                                                       2,346,466
                                                                  --------------
HEALTHCARE--1.39%
Bausch & Lomb, Inc.                                       1,103           71,772
Cardinal Health, Inc.                                     9,033          632,762
HCA, Inc.++                                              10,387          431,995
Health Management Associates, Inc.++                      4,945          110,867
Humana, Inc.+                                             3,274           55,331
IMS Health, Inc.++                                        4,920          115,325
Manor Care, Inc.                                          1,871           61,144
McKesson Corp.                                            5,867          201,414
Quest Diagnostics, Inc.                                   2,116          179,754
Tenet Healthcare Corp.+ ++                                9,468          126,966
UnitedHealth Group, Inc.                                 12,965          807,071
WellPoint Health Networks, Inc.+                          3,266          365,825
                                                                  --------------
                                                                       3,160,226
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

HOLDING COMPANIES--0.10%
Loews Corp.                                               3,791   $      227,308
                                                                  --------------
HOME FURNISHINGS--0.24%
Leggett & Platt, Inc.                                     3,981          106,333
Masco Corp.                                               9,575          298,549
Newell Rubbermaid, Inc.                                   5,499          129,227
                                                                  --------------
                                                                         534,109
                                                                  --------------
HOUSEHOLD PRODUCTS--1.39%
Clorox Co., The+                                          4,377          235,395
Proctor & Gamble Co., The                                53,708        2,923,864
                                                                  --------------
                                                                       3,159,259
                                                                  --------------
HUMAN RESOURCES--0.04%
Robert Half International, Inc.++                         3,408          101,456
                                                                  --------------
INSURANCE--4.54%
Ace, Ltd.                                                 5,919          250,255
Aetna, Inc.                                               3,107          264,095
AFLAC, Inc.                                              10,792          440,422
Allstate Corp., The                                      14,637          681,352
American International Group, Inc.                       54,130        3,858,386
Anthem, Inc.+ ++                                          2,800          250,768
Aon Corp.++                                               6,419          182,749
Chubb Corp., The++                                        3,988          271,902
CIGNA Corp.                                               3,028          208,357
Cincinnati Financial Corp.                                3,396          147,794
Hartford Financial Services Group, Inc., The              6,009          413,059
Jefferson-Pilot Corp.++*                                  2,885          146,558
Lincoln National Corp.++                                  3,607          170,431
Marsh & McLennan Companies, Inc.                         11,077          502,674
Medco Health Solutions, Inc.+                             5,554          208,275
MetLife, Inc.                                            15,776          565,570
Principal Financial Group, Inc., The                      6,593          229,305
Progressive Corp., The                                    4,592          391,698
SAFECO Corp.                                              2,768          121,792
St. Paul Travelers Companies, Inc., The                  13,776          558,479
Torchmark Corp.                                           2,359          126,914
UnumProvident Corp.++                                     5,958           94,732
XL Capital, Ltd.                                          2,772          209,175
                                                                  --------------
                                                                      10,294,742
                                                                  --------------
INTERNET SERVICES--0.44%
Yahoo!, Inc.+                                            27,692        1,006,050
                                                                  --------------
LODGING--0.26%
Hilton Hotels Corp.                                       8,141          151,911
Marriott International, Inc.                              4,704          234,636
Starwood Hotels & Resorts Worldwide, Inc.                 4,358          195,456
                                                                  --------------
                                                                         582,003
                                                                  --------------
MACHINERY--0.62%
Black & Decker Corp., The++                               1,615   $      100,340
Caterpillar, Inc.                                         7,180          570,379
Deere & Co.                                               5,038          353,365
Ingersoll-Rand Co.                                        3,659          249,946
Snap-on, Inc.                                             1,212           40,663
Stanley Works, The++                                      1,789           81,543
                                                                  --------------
                                                                       1,396,236
                                                                  --------------
MANUFACTURING--2.47%
3M Co.                                                   16,250        1,462,663
Cooper Industries, Ltd.                                   1,892          112,404
Corning, Inc.+                                           28,003          365,719
Crane Co.                                                 1,278           40,116
Danaher Corp.                                             6,202          321,574
Dover Corp.                                               4,088          172,105
Eaton Corp.                                               3,250          210,405
Fortune Brands, Inc.                                      2,957          223,047
Illinois Tool Works, Inc.                                 6,427          616,285
ITT Industries, Inc.                                      1,900          157,700
Pall Corp.++                                              2,513           65,815
Parker-Hannifin Corp.                                     2,566          152,574
Rockwell Automation, Inc.                                 3,749          140,625
Textron, Inc.                                             2,975          176,566
Tyco International, Ltd.                                 41,528        1,376,238
                                                                  --------------
                                                                       5,593,836
                                                                  --------------
MEDICAL - BIOTECHNOLOGY--1.08%
Amgen, Inc.+                                             26,835        1,464,386
Applera Corporation -
  Applied Biosystems Group++                              4,230           92,003
Biogen Idec, Inc.+ ++                                     6,922          437,817
Chiron Corp.+                                             3,768          168,204
Genzyme Corp.+ ++                                         4,786          226,521
Millipore Corp.+                                            953           53,721
                                                                  --------------
                                                                       2,442,652
                                                                  --------------
MEDICAL PRODUCTS--3.59%
AmerisourceBergen Corp.                                   2,291          136,956
Baxter International, Inc.                               12,668          437,173
Becton, Dickinson & Co.                                   5,128          265,630
Biomet, Inc.                                              5,208          231,444
Boston Scientific Corp.+                                 17,358          742,922
C. R. Bard, Inc.                                          2,280          129,162
Guidant Corp.                                             6,423          358,917
Johnson & Johnson                                        61,603        3,431,287
Medtronic, Inc.                                          25,131        1,224,382
St. Jude Medical, Inc.+                                   3,669          277,560
Stryker Corp.                                             8,452          464,860
Zimmer Holdings, Inc.+                                    5,086          448,585
                                                                  --------------
                                                                       8,148,878
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

MINING & METALS - FERROUS & NONFERROUS--0.45%
Alcoa, Inc.                                              18,116   $      598,371
Allegheny Technologies, Inc.                              1,573           28,393
Nucor Corp.++                                             1,624          124,658
Phelps Dodge Corp.+                                       1,993          154,477
United States Steel Corp.                                 2,150           75,508
Worthington Industries, Inc.                              1,886           38,720
                                                                  --------------
                                                                       1,020,127
                                                                  --------------
MINING & METALS - PRECIOUS--0.21%
Freeport-McMoRan
  Copper & Gold, Inc., Class B++                          3,971          131,639
Newmont Mining Corp.                                      9,049          350,739
                                                                  --------------
                                                                         482,378
                                                                  --------------
MOTOR VEHICLE MANUFACTURING--0.80%
Ford Motor Co.++                                         38,056          595,575
General Motors Corp.++                                   11,643          542,447
Harley-Davidson, Inc.                                     6,418          397,531
Navistar International Corp.+                             1,346           52,171
PACCAR, Inc.                                              3,731          216,361
                                                                  --------------
                                                                       1,804,085
                                                                  --------------
MULTIMEDIA--2.13%
Gannett Company, Inc.                                     5,655          479,827
McGraw-Hill Companies, Inc., The                          4,063          311,104
Time Warner, Inc.+                                       94,567        1,662,488
Viacom, Inc., Class B                                    36,337        1,297,958
Walt Disney Co., The                                     42,474        1,082,662
                                                                  --------------
                                                                       4,834,039
                                                                  --------------
OFFICE EQUIPMENT 0.29 %
Avery Dennison Corp.                                      2,272          145,431
Pitney Bowes, Inc.                                        4,726          209,126
Tektronix, Inc.                                           1,726           58,719
Xerox Corp.+                                             16,861          244,485
                                                                  --------------
                                                                         657,761
                                                                  --------------
OIL & GAS - DISTRIBUTION & MARKETING--0.37%
Burlington Resources, Inc.                                8,112          293,492
Kinder Morgan, Inc.                                       2,533          150,182
Nicor, Inc.++                                               919           31,218
Sempra Energy                                             4,708          162,096
Valero Energy Corp.                                       2,700          199,152
                                                                  --------------
                                                                         836,140
                                                                  --------------
OIL & GAS - INTEGRATED--4.63%
Amerada Hess Corp.++                                      1,820          144,126
ChevronTexaco Corp.                                      22,239        2,092,912
ConocoPhillips                                           14,161        1,080,343
El Paso Corp.++                                          13,917          109,666
Exxon Mobil Corp.                                       136,207        6,048,953
Marathon Oil Corp.                                        7,161          270,972
Nabors Industries, Ltd.+                                  2,932          132,585
Occidental Petroleum Corp.                                8,036          389,023
Sunoco, Inc.                                              1,531           97,402
Williams Companies, Inc., The                            10,480          124,712
                                                                  --------------
                                                                      10,490,694
                                                                  --------------
OIL & GAS PRODUCERS--0.71%
Anadarko Petroleum Corp.                                  5,268   $      308,705
Apache Corp.                                              6,836          297,708
Devon Energy Corp.                                        4,885          322,410
EOG Resources, Inc.                                       2,350          140,319
Kerr-McGee Corp.                                          3,139          168,784
Noble Corp.+                                              2,702          102,379
Rowan Companies, Inc.+ ++                                 2,333           56,762
Unocal Corp.                                              5,514          209,532
                                                                  --------------
                                                                       1,606,599
                                                                  --------------
OIL & GAS SERVICES & EQUIPMENT--0.74%
Baker Hughes, Inc.                                        7,060          265,809
BJ Services Co.+                                          3,157          144,717
Dynegy, Inc.+ ++                                          7,828           33,347
Halliburton Co.                                           8,902          269,375
Schlumberger, Ltd.                                       12,188          774,060
Transocean, Inc.+                                         6,578          190,367
                                                                  --------------
                                                                       1,677,675
                                                                  --------------
PACKAGING & CONTAINERS--0.14%
Ball Corp.                                                1,180           85,019
Bemis Company, Inc.                                       2,182           61,642
Pactiv Corp.+                                             3,285           81,928
Sealed Air Corp.+ ++                                      1,735           92,423
                                                                  --------------
                                                                         321,012
                                                                  --------------
PHARMACEUTICAL--6.42%
Abbott Laboratories                                      32,435        1,322,051
Allergan, Inc.                                            2,640          236,333
Bristol-Myers Squibb Co.                                 40,343          988,404
Caremark Rx, Inc.+                                        9,400          309,636
Eli Lilly & Co.                                          23,327        1,630,791
Forest Laboratories, Inc.+                                7,681          434,975
Hospira, Inc.+                                            3,163           87,299
King Pharmaceuticals, Inc.+                               4,999           57,239
MedImmune, Inc.+                                          5,013          117,304
Merck & Company, Inc.                                    46,234        2,196,115
Mylan Laboratories, Inc.                                  5,400          109,350
Pfizer, Inc.                                            158,384        5,429,404
Schering-Plough Corp.                                    30,522          564,047
Watson Pharmaceuticals, Inc.+                             2,166           58,265
Wyeth                                                    27,651          999,860
                                                                  --------------
                                                                      14,541,073
                                                                  --------------
PHOTO EQUIPMENT--0.07%
Eastman Kodak Co.++                                       5,796          156,376
                                                                  --------------
PUBLISHING & PRINTING--0.37%
Dow Jones & Company, Inc.++                               1,679           75,723
Knight-Ridder, Inc.++                                     1,656          119,232
Meredith Corp.                                            1,029           56,554
New York Times Co., The++                                 3,066          137,081
R.R. Donnelley & Sons Co.                                 4,327          142,878
Tribune Co.++                                             6,841          311,539
                                                                  --------------
                                                                         843,007
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

RAILROAD--0.21%
Burlington Northern Sante Fe Corp.                        7,522   $      263,797
Norfolk Southern Corp.                                    8,002          212,213
                                                                  --------------
                                                                         476,010
                                                                  --------------
REAL ESTATE--0.36%
Apartment Investment
  & Management Co., REIT                                  1,912           59,521
Equity Office Properties Trust, REIT                      8,498          231,146
Equity Residential, REIT                                  5,924          176,121
ProLogis, REIT                                            3,699          121,771
Simon Property Group, Inc., REIT                          4,282          220,180
                                                                  --------------
                                                                         808,739
                                                                  --------------
RETAIL - INTERNET--0.56%
eBay, Inc.+ ++                                           13,694        1,259,163
                                                                  --------------
RETAIL STORES--6.50%
Albertson's, Inc.                                         7,417          196,847
AutoNation, Inc.+                                         5,675           97,043
AutoZone, Inc.+                                           1,808          144,821
Bed Bath & Beyond, Inc.+                                  6,274          241,235
Best Buy Company, Inc.                                    6,819          345,996
Big Lots, Inc.+ ++                                        2,474           35,774
Circuit City Stores-Circuit City Group++                  4,402           57,006
Costco Wholesale Corp.                                    9,640          395,915
CVS Corp.++                                               8,386          352,380
Dillards, Inc.++                                          1,642           36,617
Dollar General Corp.                                      6,730          131,639
Family Dollar Stores, Inc.                                3,469          105,527
Federated Department Stores, Inc.                         3,779          185,549
Gap, Inc., The                                           18,565          450,201
Home Depot, Inc., The                                    47,233        1,662,602
J.C. Penney Company, Inc.                                 5,888          222,331
Kohl's Corp.+                                             7,166          302,978
Kroger Co., The+ ++                                      15,187          276,403
Limited Brands                                           10,537          197,042
Lowe's Companies, Inc.                                   16,359          859,665
May Department Stores Co., The                            5,903          162,273
Nordstrom, Inc.                                           2,790          118,882
Office Depot, Inc.+                                       6,243          111,812
RadioShack Corp.++                                        3,418           97,857
Safeway, Inc.+ ++                                         9,416          238,601
Sears, Roebuck & Co.++                                    5,140          194,086
Sherwin-Williams Co., The                                 2,946          122,406
Staples, Inc.                                            10,505          307,902
Starbucks Corp.+                                          8,201          356,579
Target Corp.                                             18,932          804,042
Tiffany & Co.++                                           2,977          109,702
TJX Companies, Inc., The                                 10,312          248,932
Toys "R" Us, Inc.+ ++                                     4,366           69,769
Walgreen Co.                                             21,241          769,137
Wal-Mart Stores, Inc.                                    89,083        4,700,019
Winn-Dixie Stores, Inc.++                                 2,664           19,181
                                                                  --------------
                                                                      14,728,751
                                                                  --------------
TELECOMMUNICATIONS - EQUIPMENT & SERVICES--1.08%
ADC Telecommunications, Inc.+                            16,618   $       47,195
Andrew Corp.+ ++                                          3,070           61,431
Avaya, Inc.+                                              9,084          143,436
Broadcom Corp.+ ++                                        6,385          298,626
CIENA Corp.+                                             12,987           48,312
JDS Uniphase Corp.+ ++                                   28,824          109,243
Lucent Technologies, Inc.+                               88,421          334,231
QUALCOMM, Inc.                                           16,763        1,223,364
Scientific-Atlanta, Inc.                                  3,074          106,053
Tellabs, Inc.+ ++                                         8,415           73,547
                                                                  --------------
                                                                       2,445,438
                                                                  --------------
TELECOMMUNICATIONS - INTEGRATED--2.20%
ALLTEL Corp.                                              6,603          334,244
AT&T Corp.                                               16,736          244,848
Qwest Communications International, Inc.+                37,712          135,386
SBC Communications, Inc.                                 68,691        1,665,757
Sprint Corp. - Fon Group                                 29,784          524,198
Verizon Communications, Inc.                             57,309        2,074,013
                                                                  --------------
                                                                       4,978,446
                                                                  --------------
TELECOMMUNICATIONS - WIRELESS--0.63%
AT&T Wireless Services, Inc.+                            56,589          810,354
Nextel Communications, Inc.+                             22,866          609,608
                                                                  --------------
                                                                       1,419,962
                                                                  --------------
TELECOMMUNICATIONS - WIRELINE--0.51%
BellSouth Corp.                                          37,994          996,203
CenturyTel, Inc.++                                        2,863           86,005
Citizens Communications Co.+ ++                           5,758           69,672
                                                                  --------------
                                                                       1,151,880
                                                                  --------------
TEXTILES & APPAREL--0.33%
Jones Apparel Group, Inc.                                 2,623          103,556
Liz Claiborne, Inc.                                       2,152           77,429
Nike, Inc., Class B                                       5,532          419,049
Reebok International, Ltd.                                1,155           41,557
V.F. Corp.                                                2,130          103,731
                                                                  --------------
                                                                         745,322
                                                                  --------------
TOBACCO--1.04%
Altria Group, Inc.                                       42,492        2,126,725
R.J. Reynolds Tobacco Holdings, Inc.                      1,751          118,350
UST, Inc.++                                               3,366          121,176
                                                                  --------------
                                                                       2,366,251
                                                                  --------------
TOYS--0.10%
Hasbro, Inc.                                              3,541           67,279
Mattel, Inc.                                              8,965          163,611
                                                                  --------------
                                                                         230,890
                                                                  --------------
TRANSPORTATION--0.43%
CSX Corp.                                                 4,338          142,156
FedEx Corp.                                               6,237          509,501
Union Pacific Corp.                                       5,348          317,939
                                                                  --------------
                                                                         969,596
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

TRAVEL SERVICES--0.04%
Sabre Holdings Corp.                                      2,911   $       80,664
                                                                  --------------
UTILITIES - ELECTRIC & GAS--2.48%
AES Corp., The+                                          12,562          124,741
Allegheny Energy, Inc.+ ++                                2,373           36,568
Ameren Corp.++                                            3,796          163,076
American Electric Power Company, Inc.                     8,381          268,192
Calpine Corp.+ ++                                         7,830           33,826
CenterPoint Energy, Inc.++                                6,261           72,002
Cinergy Corp.                                             3,649          138,662
CMS Energy Corp.+ ++                                      3,078           28,102
Consolidated Edison, Inc.                                 4,842          192,518
Constellation Energy Group++                              3,365          127,534
Dominion Resources, Inc.                                  6,740          425,159
DTE Energy Co.++                                          3,460          140,268
Duke Energy Corp.++                                      19,086          387,255
Edison International                                      6,569          167,969
Entergy Corp.                                             4,807          269,240
Exelon Corp.                                             13,580          452,078
FirstEnergy Corp.                                         6,977          261,010
FPL Group, Inc.                                           3,913          250,236
KeySpan Corp.++                                           3,265          119,826
NiSource, Inc.                                            5,297          109,224
Peoples Energy Corp.                                        756           31,865
PG&E Corp.+                                               8,869          247,800
Pinnacle West Capital Corp.++                             1,824           73,671
Power-One, Inc.+ ++                                       1,525           16,745
PPL Corp.                                                 3,565          163,634
Progress Energy, Inc.                                     5,217          229,809
Public Service Enterprise Group, Inc.                     4,871          194,986
Southern Co., The++                                      15,235          444,100
TECO Energy, Inc.                                         3,757           45,046
TXU Corp.++                                               6,897          279,397
Xcel Energy, Inc.++                                       8,200          137,022
                                                                  --------------
                                                                       5,631,561
                                                                  --------------
TOTAL COMMON STOCK
(Cost $246,634,550)                                                  220,751,570
                                                                  --------------

COMPANY                                         PRINCIPAL VALUE    MARKET VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.22%
U.S. TREASURY BILLS,
  BONDS, AND NOTES--0.22%
U.S. Treasury Bill, 1.260%, due 09/30/04^        $      500,000   $      498,315
                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $498,435)                                                        498,315
                                                                  --------------

 REPURCHASE AGREEMENTS--6.99%

BANKING--6.99%
Deutsche Bank Securities, Inc.,
  1.500%, due 07/01/04 (fully collateralized
  by $14,293,000 U.S. Treasury Bonds,
  6.250%, due 08/15/23,
  value $16,220,435) **                              15,830,928       15,830,928
                                                                  --------------

TOTAL REPURCHASE AGREEMENTS
  (Cost $15,830,928)                                                  15,830,928
                                                                  --------------

TOTAL INVESTMENTS
  (Cost $262,963,913)                                    104.61%     237,080,813
Other assets, less liabilities                            (4.61)     (10,439,405)
                                                 --------------   --------------

TOTAL NET ASSETS                                         100.00%  $  226,641,408
                                                 ==============   ==============

+   NON-INCOME PRODUCING SECURITY.
++  ALL OR A PORTION OF THIS SECURITY IS ON LOAN (SEE NOTE B).
^ SECURITY OR A PORTION OF THE SECURITY PLEDGED TO COVER THE MARGIN AND COLLATERAL REQUIREMENTS FOR FUTURES (NOTE B). AT THE END OF THE PERIOD, THE AGGREGATE MARKET VALUE OF THE SECURITIES PLEDGED WAS $3,228,315. THE UNDERLYING FACE AMOUNT, AT MARKET VALUE, OF THE OPEN FUTURES CONTRACTS WAS $5,416,900 AT JUNE 30, 2004.
REIT - REAL ESTATE INVESTMENT TRUST
*   INVESTMENTS IN COMPANIES CONSIDERED TO BE AFFILIATES OF THE PORTFOLIO ARE AS
    FOLLOWS:

                                BALANCE AT                                 GAINS (LOSSES)
                               BEGINNING OF       GROSS          GROSS       DURING THE    MARKET VALUE     DIVIDEND
COMPANY                           PERIOD       ADDITIONS      REDUCTIONS       PERIOD      AT 06/30/04       INCOME
Jefferson-Pilot Corporation    $    146,125   $          -   $          -   $          -   $    146,558   $      2,048
Mellon Financial Corporation        279,550         12,036              -              -        267,079          2,960
                               ------------                                                ------------   ------------
                               $    425,675                                                $    413,637   $      5,008
                               ============                                                ============   ============

JEFFERSON-PILOT CORPORATION IS THE PARENT COMPANY OF THE FUND'S ADVISOR, JEFFERSON PILOT INVESTMENT ADVISORY CORPORATION.
MELLON FINANCIAL CORPORATION IS THE PARENT COMPANY OF THE PORTFOLIO'S SUBADVISER, MELLON CAPITAL MANAGEMENT CORPORATION.

** THE REPURCHASE AGREEMENT IS PLEDGED AS COLLATERAL FOR THE SECURITIES ON LOAN,
   WHICH WERE VALUED AT $15,397,027 AT JUNE 30, 2004.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                 VALUE PORTFOLIO

[CHART]

Common Stock           97.53%
Cash                    2.47%

                               NUMBER OF HOLDINGS

                                       61

                                                                      PERCENT OF
TOP TEN HOLDINGS                                                      NET ASSETS
--------------------------------------------------------------------------------
Bank of America Corp.                                                    4.92%
Exxon Mobil Corp.                                                        2.95%
Tyco International, Ltd.                                                 2.88%
Hartford Financial
  Services Group, Inc.                                                   2.85%
Burlington Northern
  Sante Fe Corp.                                                         2.71%
ConocoPhillips                                                           2.69%
Eaton Corp.                                                              2.62%
Wells Fargo & Co.                                                        2.59%
American Standard
  Companies, Inc.                                                        2.44%
Wachovia Corp.                                                           2.37%

                                                                      PERCENT OF
TOP TEN INDUSTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
Banking                                                                 13.46%
Manufacturing                                                            9.14%
Oil & Gas - Integrated                                                   8.84%
Insurance                                                                7.00%
Aerospace & Defense                                                      5.57%
Financial Services                                                       4.84%
Pharmaceutical                                                           4.53%
Automotive Parts
  & Equipment                                                            3.67%
Multimedia                                                               3.30%
Chemicals                                                                3.21%

                                PORTFOLIO MANAGER
                       Credit Suisse Asset Management, LLC
                                (Since 08/28/97)

     STEPHEN J. KASZYNSKI, CFA                     ROBERT E. RESCOE, CFA
         MANAGING DIRECTOR                               DIRECTOR
  - Joined Credit Suisse Asset               - Joined Credit Suisse Asset
      Management, LLC in 2004                    Management, LLC in 1999
  - B.A. from Knox College                   - B.A. from Tulane University
  - M.B.A. from the University of            - M.B.A. from University of Texas
      Chicago Graduate School of             - Chartered Financial Analyst
      Business
  - Chartered Financial Analyst


                              INVESTMENT OBJECTIVE
 The objective of the Value Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

                            NET ASSETS AS OF 06/30/04
                                   $81,651,738

     The period was positive for equities. After reaching their low points for the period in mid May, pressured by interest-rate and geopolitical uncertainty, stocks had a positive finish. The mix of economic data indicated a steady growth with rising but still modest inflation. Investors widely concluded that the Federal Reserve would raise interest rates by 25 basis points at its June 30 meeting (which it did), easing worries of a sudden economic slowdown and a related softening in profits.

     The JPVF Value Portfolio had a gain in the period but trailed the Russell 1000(R) Value Index due primarily to weakness in its technology holdings. One of these was a disc-drive manufacturer that we sold in the period on concerns over its competitive position. On the positive side, the Portfolio's industrial and oil-services holdings had solid showings, and its financial services and transportation stocks contributed positively to performance as well.

     In terms of noteworthy recent Portfolio activity, our purchases included a restaurant chain that we view as a company in transition, more focused on driving its business through existing assets and generating improving returns. The stock represents our desire to own companies that return cash to investors via dividends, share repurchases and debt elimination.

     Within energy, we purchased an integrated oil company that stands to benefit from a turnaround in its exploration and production business. The company was trading at a large discount to its peer group, a gap we expect to narrow as the turnaround progresses. Recent sales included a technology company with deteriorating fundamentals and a tobacco company whose valuation had become loftier.

     With regard to sector allocation, which results from our bottom-up stock selection process, our largest underweighting remained financial services. However, we may add to our exposure here over the intermediate term, looking for stocks that have already priced in much or all of the negative news on interest rates. We are also seeking opportunities to increase our exposure to high-quality industrial companies on a select basis, should their stocks pull back on economic worries we deem to be excessive.

[CHART]

               VALUE PORTFOLIO AND THE RUSSELL 1000(R) VALUE INDEX
              Comparison of Change in Value of $10,000 Investment.

JPVF VALUE PORTFOLIO               RUSSELL 1000 VALUE
                                   COMPARE TO VALUE

              ACCOUNT                             ACCOUNT
DATE           VALUE               DATE           VALUE
05/01/92       10,000              05/01/92       10,000
06/30/92        9,696              06/30/92       10,032
09/30/92        9,824              09/30/92       10,241
12/31/92       10,820              12/31/92       10,839
03/31/93       11,276              03/31/93       11,886
06/30/93       11,300              06/30/93       12,234
09/30/93       11,895              09/30/93       12,838
12/31/93       12,436              12/31/93       12,803
03/31/94       12,070              03/31/94       12,356
06/30/94       11,996              06/30/94       12,433
09/30/94       12,248              09/30/94       12,750
12/31/94       11,910              12/31/94       12,548
03/31/95       12,871              03/31/95       13,741
06/30/95       14,352              06/30/95       14,972
09/30/95       15,496              09/30/95       16,280
12/31/95       15,908              12/31/95       17,361
03/31/96       16,489              03/31/96       18,343
06/30/96       17,365              06/30/96       18,659
09/30/96       17,639              09/30/96       19,202
12/31/96       19,548              12/31/96       21,117
03/31/97       19,874              03/31/97       21,658
06/30/97       22,999              06/30/97       24,851
09/30/97       25,028              09/30/97       27,326
12/31/97       25,200              12/31/97       28,547
03/31/98       28,197              03/31/98       31,874
06/30/98       28,530              06/30/98       32,017
09/30/98       24,440              09/30/98       28,308
12/31/98       28,384              12/31/98       33,008
03/31/99       28,195              03/31/99       33,481
06/30/99       32,628              06/30/99       37,257
09/30/99       30,015              09/30/99       33,607
12/31/99       30,016              12/31/99       35,434
03/31/00       29,536              03/31/00       35,603
06/30/00       29,404              06/30/00       33,934
09/30/00       31,290              09/30/00       36,603
12/31/00       32,794              12/31/00       37,919
03/31/01       32,487              03/31/01       35,699
06/30/01       33,982              06/30/01       37,441
09/30/01       30,301              09/30/01       33,340
12/31/01       33,300              12/31/01       35,799
03/31/02       34,018              03/31/02       37,263
06/30/02       30,557              06/30/02       34,088
09/30/02       24,672              09/30/02       27,690
12/31/02       26,188              12/31/02       30,243
03/31/03       25,442              03/31/03       28,773
06/30/03       29,092              06/30/03       33,742
09/30/03       29,611              09/30/03       34,437
12/31/03       33,567              12/31/03       39,324
03/31/04       33,653              03/31/04       40,515
06/30/04       34,552              06/30/04       41,597


                          AVERAGE ANNUAL TOTAL RETURNS

                                                                        RUSSELL
                                                                        1000(R)
                                                                         VALUE
                                                                VALUE    INDEX
YTD                                                              2.93%    3.94%
1 YEAR                                                          18.77%   21.13%
5 YEAR                                                           1.15%    1.87%
10 YEAR                                                         11.15%   12.64%
INCEPTION                                                       10.72%   12.42%

                                 INCEPTION DATE
                                   MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Value Portfolio (the "Portfolio") at its inception with similar investments in the Russell 1000(R) Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 1000(R) Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                         (UNAUDITED)
                                         SIX MONTHS        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         ENDED JUNE         DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                          30, 2004          31, 2003       31, 2002       31, 2001       31, 2000       31, 1999
 Net asset value, beginning of period   $      19.33      $      15.22   $      19.52   $      19.43   $      20.06   $      19.12

 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                          0.13              0.18           0.14           0.14           0.21           0.17
 Net gains and losses on securities
   (both realized and unrealized)               0.43              4.07          (4.28)          0.15           1.41           0.92
                                        ------------      ------------   ------------   ------------   ------------   ------------

   Total from investment operations             0.56              4.25          (4.14)          0.29           1.62           1.09

 LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income          (0.18)            (0.14)         (0.16)         (0.19)         (0.17)
 Dividends in excess of net
   investment income
 Distributions from capital gains                                                              (0.01)         (2.08)         (0.15)
 Distributions in excess of capital
   gains
                                        ------------      ------------   ------------   ------------   ------------   ------------

 Total distributions                           (0.18)            (0.14)         (0.16)         (0.20)         (2.25)         (0.15)

Net asset value, end of period          $      19.71      $      19.33   $      15.22   $      19.52   $      19.43   $      20.06
                                        ============      ============   ============   ============   ============   ============

Total Return (A)                                2.93%            28.18%        (21.36%)         1.54%          9.25%          5.75%

Ratios to Average Net Assets:
 Expenses                                       0.82%(B)          0.83%          0.81%          0.83%          0.81%          0.85%
 Net investment income                          1.28%(B)          1.08%          0.75%          0.89%          1.17%          0.89%

Portfolio Turnover Rate                        15.33%            70.95%         41.00%         40.95%         79.47%         99.60%

Net Assets, At End of Period            $ 81,651,738      $ 82,914,337   $ 69,268,418   $ 96,103,870   $ 82,995,853   $ 76,424,174

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annualized basis.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--97.45%

AEROSPACE & DEFENSE--5.57%
Boeing Co., The                                          20,700   $    1,057,563
Lockheed Martin Corp.                                    34,300        1,786,344
United Technologies Corp.                                18,600        1,701,528
                                                                  --------------
                                                                       4,545,435
                                                                  --------------
AUTOMOTIVE PARTS & EQUIPMENT--3.67%
Johnson Controls, Inc.                                   30,200        1,612,076
Lear Corp.                                               23,400        1,380,366
                                                                  --------------
                                                                       2,992,442
                                                                  --------------
BANKING--13.46%
Bank of America Corp.                                    47,500        4,019,454
Fifth Third Bancorp                                      16,000          860,480
State Street Corp.                                       31,000        1,520,240
Wachovia Corp.                                           43,400        1,931,300
Washington Mutual, Inc.                                  14,000          540,960
Wells Fargo & Co.                                        37,000        2,117,510
                                                                  --------------
                                                                      10,989,944
                                                                  --------------
BROADCASTING--0.94%
Comcast Corp., Class A Special+                          27,900          770,319
                                                                  --------------
BUILDING MATERIALS--2.44%
American Standard Companies, Inc.+                       49,500        1,995,345
                                                                  --------------
CHEMICALS--3.21%
E.I. du Pont de Nemours & Co.                            39,100        1,736,822
PPG Industries, Inc.                                     14,200          887,358
                                                                  --------------
                                                                       2,624,180
                                                                  --------------
COMMERCIAL SERVICES--1.01%
Cendant Corp.                                            33,600          822,528
                                                                  --------------
COMPUTER EQUIPMENT & SERVICES--2.07%
Hewlett-Packard Co.                                      80,247        1,693,212
                                                                  --------------
COMPUTER INFORMATION & TECHNOLOGY--1.17%
Unisys Corp.+                                            68,800          954,944
                                                                  --------------
ELECTRICAL EQUIPMENT--1.00%
Emerson Electric Co.                                     12,900          819,795
                                                                  --------------
FINANCIAL SERVICES--4.84%
Lehman Brothers Holdings, Inc.                           18,800        1,414,700
Morgan Stanley                                           16,000          844,320
Prudential Financial, Inc.                               36,400        1,691,508
                                                                  --------------
                                                                       3,950,528
                                                                  --------------
FOOD PRODUCTS--2.59%
Dean Foods Co.+                                          25,800          962,598
General Mills, Inc.                                      24,300        1,154,979
                                                                  --------------
                                                                       2,117,577
                                                                  --------------
FOOD SERVICE & RESTAURANTS--0.96%
McDonald's Corp.                                         30,200          785,200
                                                                  --------------
FOREST PRODUCTS & PAPER--2.09%
MeadWestvaco Corp.                                       57,900        1,701,681
                                                                  --------------
HOME FURNISHINGS--1.41%
Newell Rubbermaid, Inc.                                  48,900        1,149,150
                                                                  --------------
INSURANCE--7.00%
Aetna, Inc.                                              11,100          943,500
Allstate Corp., The                                      24,200        1,126,510
Hartford Financial Services Group, Inc., The             33,800        2,323,412
St. Paul Travelers Companies, Inc., The                  32,500        1,317,550
                                                                  --------------
                                                                       5,710,972
                                                                  --------------
MANUFACTURING--9.14%
Eaton Corp.                                              33,000   $    2,136,420
ITT Industries, Inc.                                     22,300        1,850,900
Textron, Inc.                                            19,000        1,127,650
Tyco International, Ltd.                                 70,900        2,349,626
                                                                  --------------
                                                                       7,464,596
                                                                  --------------
MEDICAL PRODUCTS--1.73%
Johnson & Johnson                                        25,400        1,414,780
                                                                  --------------
MULTIMEDIA--3.30%
Gannett Company, Inc.                                    18,600        1,578,210
Viacom, Inc., Class B                                    31,200        1,114,464
                                                                  --------------
                                                                       2,692,674
                                                                  --------------
OIL & GAS - DISTRIBUTION & MARKETING--1.00%
Burlington Resources, Inc.                               22,600          817,668
                                                                  --------------
OIL & GAS - INTEGRATED--8.84%
ConocoPhillips                                           28,810        2,197,915
Exxon Mobil Corp.                                        54,300        2,411,463
Marathon Oil Corp.                                       23,400          885,456
Royal Dutch Petroleum Co., ADR                           17,500          904,225
Weatherford International, Ltd.+                         18,200          818,636
                                                                  --------------
                                                                       7,217,695
                                                                  --------------
OIL & GAS PRODUCERS--2.40%
Apache Corp.                                             21,200          923,260
Murphy Oil Corp.                                         14,000        1,031,800
                                                                  --------------
                                                                       1,955,060
                                                                  --------------
OIL & GAS SERVICES & EQUIPMENT--1.06%
BJ Services Co.+                                         18,800          861,792
                                                                  --------------
PHARMACEUTICAL-- 4.53%
Abbott Laboratories                                      20,500          835,580
Bristol-Myers Squibb Co.                                 27,100          663,950
Pfizer, Inc.                                             46,000        1,576,880
Wyeth                                                    17,300          625,568
                                                                  --------------
                                                                       3,701,978
                                                                  --------------
PUBLISHING & PRINTING--0.90%
Tribune Co.                                              16,200          737,748
                                                                  --------------
RAILROAD--2.71%
Burlington Northern Sante Fe Corp.                       63,100        2,212,917
                                                                  --------------
RETAIL STORES--0.98%
TJX Companies, Inc., The                                 33,000          796,620
                                                                  --------------
TELECOMMUNICATIONS - INTEGRATED--2.19%
ALLTEL Corp.                                             14,600          739,052
Verizon Communications, Inc.                             28,900        1,045,891
                                                                  --------------
                                                                       1,784,943
                                                                  --------------
TELECOMMUNICATIONS - WIRELINE--1.04%
BellSouth Corp.                                          32,500          852,150
                                                                  --------------
TOBACCO--1.72%
Altria Group, Inc.                                       28,100        1,406,405
                                                                  --------------
UTILITIES - ELECTRIC & GAS--2.48%
Calpine Corp.+                                          295,600        1,276,992
Progress Energy, Inc.                                    17,000          748,850
                                                                  --------------
                                                                       2,025,842
                                                                  --------------
TOTAL COMMON STOCK
  (Cost $67,403,059)                                                  79,566,120
                                                                  --------------
TOTAL INVESTMENTS
  (Cost $67,403,059)                                      97.45%      79,566,120
Other assets, less liabilities                             2.55        2,085,618
                                                 --------------   --------------

TOTAL NET ASSETS                                         100.00%  $   81,651,738
                                                 ==============   ==============

+ NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            MID-CAP GROWTH PORTFOLIO

[CHART]

Common Stock           92.23%
Cash                    7.77%

                               NUMBER OF HOLDINGS

                                       121

                                                                      PERCENT OF
TOP TEN HOLDINGS                                                      NET ASSETS
--------------------------------------------------------------------------------
Marriott International, Inc.                                             1.60%
Lexmark International, Inc.                                              1.59%
C. R. Bard, Inc.                                                         1.51%
Caremark Rx, Inc.                                                        1.44%
Fisher Scientific
  International, Inc.                                                    1.41%
CDW Corp.                                                                1.38%
Citrix Systems, Inc.                                                     1.35%
Lam Research Corp.                                                       1.29%
Broadcom Corp.                                                           1.28%
Gen-Probe, Inc.                                                          1.28%

                                                                      PERCENT OF
TOP TEN INDUSTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
Medical Products                                                         9.10%
Computer Equipment
  & Services                                                             7.92%
Electronics -
  Semiconductors                                                         5.70%
Computer Software                                                        4.97%
Pharmaceutical                                                           4.95%
Financial Services                                                       4.49%
Retail Stores                                                            4.42%
Internet Services                                                        3.94%
Telecommunications -
  Equipment & Services                                                   3.66%
Manufacturing                                                            2.83%

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

                                PORTFOLIO MANAGER
                        Turner Investment Partners, Inc.

         ROBERT E. TURNER, CFA                      CHRISTOPHER K. McHUGH
 CHAIRMAN AND CHIEF INVESTMENT OFFICER            SENIOR PORTFOLIO MANAGER
- Joined Turner Investment                 - Joined Turner Investment
    Partners, Inc. in 1990                     Partners, Inc. in 1990
- Bachelor's degree from Bradley           - Bachelor's degree from
    University                                 Philadelphia University
- M.B.A. from Bradley University           - M.B.A. from St. Joseph's University
- 23 years of investment experience        - 18 years of investment experience
- Chartered Financial Analyst

                             WILLIAM C. McVAIL, CFA
                            SENIOR PORTFOLIO MANAGER
                - Joined Turner Investment Partners, Inc. in 1998
                - Bachelor's degree from Vassar College
                - 17 years of investment experience
                - Chartered Financial Analyst

                              INVESTMENT OBJECTIVE
            The Mid-Cap Growth Portfolio seeks capital appreciation.

                            NET ASSETS AS OF 06/30/04
                                   $23,231,901

     For the six months ending June 30, 2004 the JPVF Mid Cap Growth Portfolio returned a positive 3.46% vs. the 5.94% gain posted by the Russell Midcap Growth Index.

     The portfolio benefited from a modestly rising stock market, which was caught in a tug of war between the bulls and bears throughout the time period. Bullish pundits point to an improving economy, stronger-than-expected corporate earnings, increased capital spending, strong demand for commodities and industrial products worldwide, and the historically positive catalyst of a presidential election year as reasons for the stock market to rise going forward. Bearish observers make the case that oil prices of about $40 a barrel, higher interest rates, above-average valuations, and the specter of new terrorist attacks and continued turmoil in Iraq bode ill for the stock market. On balance, the bulls won out in the quarter, with cyclical stocks in general and stocks in the energy and autos/transportation sectors in particular performing best. Conversely, utilities/communication, financial-services, consumer-discretionary/services, and technology stocks -- which constitute the majority of the stock market's total capitalization -- recorded losses or sub par gains.

     The Portfolio's underperformance was due to poor results in the producer durables, materials/processing, and consumer discretionary sectors. In producer durables, holdings in the electronic production equipment industry, specifically Lam Research Corp. detracted from results. In the materials & processing sector, the production technology equipment industry was the largest individual industry detractor from the sector and from the overall Portfolio. Holdings in the radio & TV broadcasters had a negative impact on performance in the consumer discretionary sector. Technology holdings added the most value to performance, led by consumer electronics and computer services and software systems stocks. Select holdings in the energy sector also contributed to results.

     We think stocks that offer especially good return potential now (and that we are emphasizing in the Portfolio) include retailers of premium-priced goods; Internet-services firms; software providers; makers of biotechnology products and broadband-communications systems; investment managers; financial-transaction processors; and firms in cyclical industries such as metals and industrial products that tend to perform well when the economic cycle is maturing.

     We think the outlook for the stock market remains favorable in 2004, based on our conviction that earnings are likely to continue to exceed expectations. In the first quarter, for instance, the rate of positive earnings surprises for the S&P 500(R) Index companies was 75%, notably above the long-term average. We anticipate that trend will continue. And First Call projects the S&P 500 companies will post increases in operating earnings per share of 17.5% in 2004 and 11.1% in 2005. We think those numbers (as well as the numbers for mid-cap companies) may actually be too conservative and further positive surprises in earnings may be in the offing.

[CHART]

         MID-CAP GROWTH PORTFOLIO AND THE RUSSELL MIDCAP(R) GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

JPVF MID-CAP GROWTH PORTFOLIO          RUSSELL MID-CAP GROWTH
                                       COMPARE TO MID-CAP GROWTH

                  ACCOUNT                           ACCOUNT
DATE              VALUE                DATE          VALUE
05/01/01          10,000               05/01/01      10,000
06/30/01          10,013               06/30/01       9,822
09/30/01           6,865               09/30/01       7,091
12/31/01           8,583               12/31/01       9,011
03/31/02           8,281               03/31/02       8,851
06/30/02           6,671               06/30/02       7,235
09/30/02           5,477               09/30/02       5,992
12/31/02           5,870               12/31/02       6,555
03/31/03           5,937               03/31/03       6,554
06/30/03           7,101               06/30/03       7,783
09/30/03           7,819               09/30/03       8,340
12/31/03           8,780               12/31/03       9,355
03/31/04           9,071               03/31/04       9,807
06/30/04           9,084               06/30/04       9,910

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                       RUSSELL
                                                                       MIDCAP(R)
                                                              MID-CAP   GROWTH
                                                              GROWTH    INDEX
YTD                                                             3.46%    5.94%
1 YEAR                                                         27.93%   27.33%
INCEPTION                                                      -2.99%   -0.29%

                                 INCEPTION DATE
                                   MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap(R) Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell Midcap(R) Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                                          PERIOD FROM
                                              (UNAUDITED)                                                 MAY 1, 2001
                                              SIX MONTHS            YEAR ENDED         YEAR ENDED           THROUGH
                                              ENDED JUNE             DECEMBER           DECEMBER           DECEMBER
                                               30, 2004              31, 2003           31, 2002         31, 2001 (A)
 Net asset value, beginning of period       $         8.78        $         5.87     $         8.58     $        10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                 (0.04)                (0.05)
 Net gains and losses on securities
   (both realized and unrealized)                     0.34                  2.96              (2.71)             (1.42)
                                            --------------        --------------     --------------     --------------

 Total from investment operations                     0.30                  2.91              (2.71)             (1.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains
 Distributions in excess of capital gains
                                            --------------        --------------     --------------     --------------

 Total distributions                                  0.00                  0.00               0.00               0.00

Net asset value, end of period              $         9.08        $         8.78     $         5.87     $         8.58
                                            ==============        ==============     ==============     ==============

Total Return (B)                                      3.46%                49.59%            (31.62%)           (14.17%)

Ratios to Average Net Assets:
 Expenses                                             1.10%(C)              1.14%              1.16%              1.24%(C)
 Net investment loss                                 (0.85%)(C)            (0.89%)            (0.94%)            (0.99%)(C)

Portfolio Turnover Rate                              87.14%               167.27%            236.16%            182.81%

Net Assets, At End of Period                $   23,231,901        $   24,844,179     $   12,424,488     $   11,586,092

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Ratios are calculated on an annualized basis.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--95.69%

ADVERTISING--2.08%
Interpublic Group of Companies, Inc., The+                7,120   $       97,758
Lamar Advertising Co.+                                    3,990          172,967
Monster Worldwide, Inc.+                                  8,270          212,704
                                                                  --------------
                                                                         483,429
                                                                  --------------
AIRLINES-- 0.88%
Southwest Airlines Co.                                   12,240          205,265
                                                                  --------------
AUTOMOTIVE PARTS & EQUIPMENT--1.04%
Autoliv, Inc.                                             2,600          109,720
Pep Boys - Manny, Moe, & Jack, The                        5,240          132,834
                                                                  --------------
                                                                         242,554
                                                                  --------------
BANKING--0.69%
UCBH Holdings, Inc.                                       4,030          159,266
                                                                  --------------
BUILDING MATERIALS--0.84%
American Standard Companies, Inc.+                        4,830          194,697
                                                                  --------------
CHEMICALS--1.47%
Ashland, Inc.                                             3,550          187,476
Ecolab, Inc.                                              4,840          153,428
                                                                  --------------
                                                                         340,904
                                                                  --------------
COMMERCIAL SERVICES--2.14%
Alliance Data Systems Corp.+                              5,890          248,853
Global Payments, Inc.                                     2,770          124,705
Laboratory Corporation of
  America Holdings+                                       3,090          122,673
                                                                  --------------
                                                                         496,231
                                                                  --------------
COMPUTER EQUIPMENT
  & SERVICES--7.92%
CDW Corp.                                                 5,020          320,075
CheckFree Corp.+                                          5,460          163,800
Comverse Technology, Inc.+                               12,650          252,241
Fiserv, Inc.+                                             7,160          278,452
Lexmark International, Inc.+                              3,820          368,745
NVIDIA Corp.+                                            10,190          208,895
Zebra Technologies Corp.+                                 2,840          247,080
                                                                  --------------
                                                                       1,839,288
                                                                  --------------
COMPUTER INFORMATION & TECHNOLOGY--2.13%
Ceridian Corp.+                                           6,360          143,100
ChoicePoint, Inc.+                                        5,170          236,062
Cognizant Technology Solutions Corp.+                     4,590          116,632
                                                                  --------------
                                                                         495,794
                                                                  --------------
COMPUTER NETWORK--1.21%
Juniper Networks, Inc.+                                  11,410          280,344
                                                                  --------------
COMPUTER SOFTWARE--4.97%
Check Point Software Technologies, Ltd.+                  6,660          179,753
Citrix Systems, Inc.+                                    15,380          313,137
Mercury Interactive Corp.+                                3,730          185,866
Red Hat, Inc.+                                           11,020          253,129
Siebel Systems, Inc.+                                    20,940          223,639
                                                                  --------------
                                                                       1,155,524
                                                                  --------------
COSMETICS & PERSONAL CARE--0.72%
Nu Skin Enterprises, Inc.                                 6,570   $      166,352
                                                                  --------------
EDUCATIONAL SERVICES--0.61%
Education Management Corp.+                               4,300          141,298
                                                                  --------------
ELECTRICAL EQUIPMENT--0.25%
PerkinElmer, Inc.                                         2,930           58,717
                                                                  --------------
ELECTRONIC COMPONENTS--2.73%
Flextronics International, Ltd.+                          9,420          150,249
Microchip Technology, Inc.                                6,750          212,895
Sanmina-SCI Corp.+                                       29,800          271,180
                                                                  --------------
                                                                         634,324
                                                                  --------------
ELECTRONICS - SEMICONDUCTORS--5.70%
Altera Corp.+                                            10,190          226,422
Cymer, Inc.+                                              4,810          180,086
FormFactor, Inc.+                                         5,580          125,271
Integrated Device Technology, Inc.+                       7,380          102,139
Lam Research Corp.+                                      11,180          299,624
PMC-Sierra, Inc.+                                        11,300          162,155
Silicon Laboratories, Inc.+                               4,950          229,433
                                                                  --------------
                                                                       1,325,130
                                                                  --------------
ENTERTAINMENT & LEISURE--2.17%
Brunswick Corp.                                           3,810          155,448
Station Casinos, Inc.                                     4,790          231,836
Wynn Resorts, Ltd.+                                       3,000          115,890
                                                                  --------------
                                                                         503,174
                                                                  --------------
FINANCIAL SERVICES--4.49%
Affiliated Managers Group, Inc.+                          3,110          156,651
CapitalSource, Inc.+                                      5,340          130,563
Investors Financial Services Corp.                        4,310          187,830
Legg Mason, Inc.                                          2,470          224,795
MGIC Investment Corp.                                     1,430          108,480
T. Rowe Price Group, Inc.                                 4,680          235,872
                                                                  --------------
                                                                       1,044,191
                                                                  --------------
FOOD PRODUCTS--0.55%
McCormick & Company, Inc.                                 3,750          127,500
                                                                  --------------
FOOD SERVICE & RESTAURANTS--1.16%
ARAMARK Corp., Class B                                    5,850          168,246
Ruby Tuesday, Inc.                                        3,690          101,291
                                                                  --------------
                                                                         269,537
                                                                  --------------
FOREST PRODUCTS & PAPER--0.68%
Boise Cascade Corp.                                       4,200          158,088
                                                                  --------------
HEALTHCARE--1.75%
McKesson Corp.                                            6,710          230,354
PacifiCare Health Systems, Inc.+                          4,570          176,676
                                                                  --------------
                                                                         407,030
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

HOUSEHOLD PRODUCTS--0.74%
Clorox Co., The                                           3,180   $      171,020
                                                                  --------------
HUMAN RESOURCES--1.44%
Manpower, Inc.                                            4,730          240,142
MPS Group, Inc.+                                          7,760           94,051
                                                                  --------------
                                                                         334,193
                                                                  --------------
INSURANCE--1.32%
Anthem, Inc.+                                             1,990          178,224
Axis Capital Holdings, Ltd.                               4,550          127,400
                                                                  --------------
                                                                         305,624
                                                                  --------------
INTERNET SERVICES--3.94%
Akamai Technologies, Inc.+                                6,090          109,316
Ask Jeeves, Inc.+                                         4,150          161,975
CNET Networks, Inc.+                                     17,510          193,836
InfoSpace, Inc.+                                          2,260           85,970
SINA Corp.+                                               5,440          179,466
VeriSign, Inc.+                                           9,250          184,075
                                                                  --------------
                                                                         914,638
                                                                  --------------
LODGING--2.65%
Marriott International, Inc.                              7,470          372,598
Starwood Hotels &
  Resorts Worldwide, Inc.                                 5,410          242,639
                                                                  --------------
                                                                         615,237
                                                                  --------------
MANUFACTURING--2.83%
Corning, Inc.+                                           18,070          235,994
Eaton Corp.                                               2,110          136,601
Pentair, Inc.                                             5,710          192,084
Rockwell Automation, Inc.                                 2,490           93,400
                                                                  --------------
                                                                         658,079
                                                                  --------------
MEDICAL - BIOTECHNOLOGY--2.11%
Biogen Idec, Inc.+                                        3,660          231,495
ImClone Systems, Inc.+                                    1,230          105,522
Neurocrine Biosciences, Inc.+                             2,950          152,958
                                                                  --------------
                                                                         489,975
                                                                  --------------
MEDICAL PRODUCTS--9.10%
Biomet, Inc.                                              4,020   $      178,649
C. R. Bard, Inc.                                          6,190          350,664
Eon Labs, Inc.+                                           2,800          114,604
Fisher Scientific International, Inc.+                    5,690          328,598
Gen-Probe, Inc.+                                          6,270          296,696
Henry Schein, Inc.+                                       3,110          196,365
Invitrogen Corp.+                                         2,750          197,973
Varian Medical Systems, Inc.+                             2,650          210,278
Zimmer Holdings, Inc.+                                    2,720          239,904
                                                                  --------------
                                                                       2,113,731
                                                                  --------------
MEDICAL SUPPLIES--0.86%
INAMED Corp.+                                             3,195          200,806
                                                                  --------------
MINING & METALS -
FERROUS & NONFERROUS--1.58%
Peabody Energy Corp.                                      2,390   $      133,816
 PHELPS DODGE CORP.+                                      3,010          233,305
                                                                  --------------
                                                                         367,121
                                                                  --------------
MOTOR VEHICLE MANUFACTURING--0.47%
Oshkosh Truck Corp.                                       1,890          108,316
                                                                  --------------
OFFICE EQUIPMENT--0.54%
Tektronix, Inc.                                           3,660          124,513
                                                                  --------------
OIL & GAS - DISTRIBUTION & MARKETING--0.47%
Kinder Morgan, Inc.                                       1,830          108,501
                                                                  --------------
OIL & GAS PRODUCERS-- 0.95 %
XTO Energy, Inc.                                          7,445          221,787
                                                                  --------------
OIL & GAS SERVICES & EQUIPMENT--2.20%
National-Oilwell, Inc.+                                   4,650          146,429
Smith International, Inc.+                                3,790          211,330
Teekay Shipping Corp.                                     4,070          152,137
                                                                  --------------
                                                                         509,896
                                                                  --------------
PACKAGING & CONTAINERS--0.65%
Ball Corp.                                                2,100          151,305
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

PHARMACEUTICAL--4.95%
Caremark Rx, Inc.+                                       10,160   $      334,670
Elan Corporation, PLC, ADR+                               5,670          140,276
Endo Pharmaceuticals Holdings, Inc.+                      3,690           86,531
IVAX Corp.+                                               4,880          117,071
Omnicare, Inc.                                            3,960          169,528
OSI Pharmaceuticals, Inc.+                                1,650          116,226
Sepracor, Inc.+                                           3,530          186,737
                                                                  --------------
                                                                       1,151,039
                                                                  --------------
RETAIL STORES--4.42%
Chico's FAS, Inc.+                                        4,870          219,929
Foot Locker, Inc.                                         7,000          170,380
PETsMART, Inc.                                            6,100          197,945
Talbots, Inc., The                                        2,780          108,837
Whole Foods Market, Inc.                                  1,700          162,265
Williams-Sonoma, Inc.+                                    5,100          168,096
                                                                  --------------
                                                                       1,027,452
                                                                  --------------
TELECOMMUNICATIONS - EQUIPMENT & SERVICES--3.66%
Avaya, Inc.+                                             10,620          167,690
Broadcom Corp.+                                           6,350          296,990
Polycom, Inc.+                                            9,070          203,259
Research In Motion, Ltd.+                                 2,680          183,419
                                                                  --------------
                                                                         851,358
                                                                  --------------
TELECOMMUNICATIONS - WIRELESS--1.25%
NII Holdings, Inc., Class B+                              2,400   $       80,856
Western Wireless Corp.+                                   7,260          209,887
                                                                  --------------
                                                                         290,743
                                                                  --------------
TEXTILES & APPAREL--1.04%
Coach, Inc.+                                              5,340          241,315
                                                                  --------------
TOYS--0.82%
Marvel Enterprises, Inc.+                                 9,710          189,539
                                                                  --------------
TRANSPORTATION--0.64%
Expeditors International of Washington, Inc.              3,030          149,712
                                                                  --------------
UTILITIES - ELECTRIC & GAS--0.88%
Power-One, Inc.+                                          9,710          106,616
Reliant Energy, Inc.+                                     9,100           98,553
                                                                  --------------
                                                                         205,169
                                                                  --------------
TOTAL COMMON STOCK
  (Cost $19,570,414)                                                  22,229,706
                                                                  --------------
TOTAL INVESTMENTS
  (Cost $19,570,414)                                      95.69%      22,229,706
Other assets, less liabilities                             4.31        1,002,195
                                                 --------------   --------------
TOTAL NET ASSETS                                         100.00%  $   23,231,901
                                                 ==============   ==============

+ NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT
PLC - PUBLIC LIMITED COMPANY

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             MID-CAP VALUE PORTFOLIO

[CHART]

Common Stock              98.62%
Cash                       1.38%

                               NUMBER OF HOLDINGS

                                       82

                                                                      PERCENT OF
TOP TEN HOLDINGS                                                      NET ASSETS
--------------------------------------------------------------------------------
Ambac Financial Group, Inc.                                              2.83%
Reinsurance Group of America, Inc.                                       2.55%
Rinker Group, Ltd.                                                       2.52%
Bunge, Ltd.                                                              2.41%
Foot Locker, Inc.                                                        2.39%
Pactiv Corp.                                                             2.26%
Fairchild Semiconductor International, Inc.                              2.15%
CIT Group, Inc.                                                          2.09%
Vishay Intertechnology, Inc.                                             2.06%
Hibernia Corp.                                                           1.94%

                                                                      PERCENT OF
TOP TEN INDUSTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
Insurance                                                                8.99%
Banking                                                                  6.24%
Retail Stores                                                            5.64%
Financial Services                                                       5.45%
Electronics - Semiconductors                                             5.14%
Agricultural Operations                                                  4.28%
Electronics                                                              4.27%
Packaging & Containers                                                   3.96%
Automotive Parts & Equipment                                             3.65%
Oil & Gas Producers                                                      3.48%

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

                                PORTFOLIO MANAGER
                       Wellington Management Company, LLP

                                 JAMES N. MORDY
                        SENIOR VICE PRESIDENT AND PARTNER

       - Joined Wellington Management Company, LLP in 1985
       - B.A. from Stanford University
       - M.B.A. from The Wharton School of the University of Pennsylvania

                              INVESTMENT OBJECTIVE
        The Mid-Cap Value Portfolio seeks long-term capital appreciation.

                            NET ASSETS AS OF 06/30/04
                                   $41,190,622

     PERFORMANCE

     Year to date, the JPVF Mid-Cap Value Portfolio has returned 5.7%, 100 basis points behind the 6.7% return for the Russell 2500(TM) Value Index over the same period.

     Over the first six months of the year, small caps slightly outperformed mid caps as the Russell 2000 Index advanced 6.8% versus 6.1% for the S&P 400 Index. Large caps trailed both as measured by the S&P 500(R) Index (+3.4%). Value stocks outpaced growth stocks as the Russell 1000(R) Value Index (+3.9%) outperformed the Russell 1000 Growth Index (+2.7%).

     REVIEW

     During the period, Utilities, Materials and Telecom & Media were the best performing sectors relative to the Russell 2500(TM) Value. In the Utilities sector, our holding in TXU Corp gained 67% and has been without question the best utility stock we've ever owned as our initial turnaround case unfolded even more rapidly and more vigorously than we had imagined. We sold the stock late in the second quarter as 1) it now exceeds our market cap limitation, and 2) TXU has uniquely benefited from high natural gas prices which might not be sustainable. Our overweight position and stock selection in the Materials sector both contributed to returns relative to the benchmark. The best performing stock in the sector was IMC Global, a non-benchmark holding, which gained 35% over the first six months of the year. Our underweight position in Telecom & Media helped performance as we avoided a number of names which fell sharply in the first half of the year.

     Information Technology, Consumer Discretionary, and Industrials have been the three worst performing sectors so far this year. In Information Technology, our two semiconductor stocks, Fairchild

(-34%) and Vishay Intertechnology (-19%) were terrible despite continuing to track reasonably well fundamentally. There have been recent signals pointing to some slowing in business momentum which we think will prove temporary, but is being feasted upon by short sellers and other momentum investors. In the Consumer Discretionary sector, our overweight positions in CBRL Group (-19%) and Bally Total Fitness (-29%) have been the main reasons for underperformance. Bombardier (-29%) was the largest detractor in the Industrials sector.

     OUTLOOK

     Recently we've seen enough anecdotal evidence to convince us that we are now in a choppy phase of the recovery with growth rates having already peaked. We have seen softer trends in retail, particularly among the discounters and home furnishings stores, disappointing auto sales in June, decreased traffic at some casual dining chains (where high gasoline prices have hurt), a decline in disposable income, two months of slowing durable goods orders, and a number of tech company preannouncements (showing weakness in enterprise spending and some pause in the build up of components inventory in the global supply chain). Additionally, the June jobs report was surprisingly weak, coming after some fairly strong months that had convinced the Fed to begin raising rates earlier than we had been thinking just three months ago.

     So the question becomes is this the start of a longer slowdown or just a temporary pause before some reacceleration during the second half. China is a critical variable, and it's still too early to judge how successfully they are engineering their soft landing by restraining lending. Recent evidence such as a pick up in steel and nickel prices globally and an upturn in the Baltic Freight index is encouraging. Consumer confidence remains strong, even though actual spending didn't quite measure up in June. We still believe we should see lower energy prices going forward, but that would only help to offset the lack of stimulus from tax relief and mortgage refinancing (which boosted disposable income by 4% during 2001-2003.)

     Adding it all up, we would envision US GDP growth moderating to a 3.5% pace for some period of time, and I would guess that duration and magnitude of rate increases from the Fed might be somewhat more moderate than current consensus (i.e., over before the end of next year). Corporate earnings growth is expected to decelerate from 18% in 2004 to 9% in 2005. Higher rates shouldn't derail the consumer given that roughly 75% of all consumer debt is mortgage debt, and the bulk of it is linked to low, fixed rates. Jobs growth and China are the most important variables for 2005.

     The Portfolio is currently overweight in six out of ten sectors, most notably Consumer Discretionary, Materials, Information Technology and Industrials. The most significantly underweight sector continues to be Financials, due to the limited exposure to REITs.

[CHART]

          MID-CAP VALUE PORTFOLIO AND THE RUSSELL 2500(TM) VALUE INDEX
              Comparison of Change in Value of $10,000 Investment.

JPVF MID-CAP VALUE PORTFOLIO         RUSSELL 2500 VALUE INDEX
                                     COMPARE TO MID-CAP VALUE

               ACCOUNT                             ACCOUNT
 DATE           VALUE                  DATE         VALUE
05/01/01       10,000                05/01/01       10,000
06/30/01       10,108                06/30/01       10,340
09/30/01        8,164                09/30/01        9,053
12/31/01        9,923                12/31/01       10,526
03/31/02       10,690                03/31/02       11,422
06/30/02        9,945                06/30/02       11,024
09/30/02        7,947                09/30/02        8,999
12/31/02        8,568                12/31/02        9,536
03/31/03        8,136                03/31/03        9,081
06/30/03        9,858                06/30/03       11,014
09/30/03       10,626                09/30/03       11,869
12/31/03       12,264                12/31/03       13,820
03/31/04       12,668                03/31/04       14,674
06/30/04       12,963                06/30/04       14,748


                          AVERAGE ANNUAL TOTAL RETURNS

                                                                             RUSSELL
                                                                             2500(TM)
                                                                   MID-CAP    VALUE
                                                                    VALUE     INDEX
YTD                                                                   5.70%    6.72%
1 YEAR                                                               31.50%   33.91%
INCEPTION                                                             8.54%   13.05%

                                 INCEPTION DATE
                                   MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Value Portfolio (the" Portfolio") at its inception with similar investments in the Russell 2500(TM) Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2500(TM) Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                                       PERIOD FROM
                                                       (UNAUDITED)                                     MAY 1, 2001
                                                       SIX MONTHS      YEAR ENDED      YEAR ENDED        THROUGH
                                                       ENDED JUNE       DECEMBER        DECEMBER         DECEMBER
                                                        30, 2004        31, 2003        31, 2002      31, 2001 (A)
  Net asset value, beginning of period                $      12.26    $       8.57    $       9.92    $      10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                                        (0.01)
  Net gains and losses on securities
    (both realized and unrealized)                            0.70            3.70           (1.35)          (0.08)
                                                      ------------    ------------    ------------    ------------

  Total from investment operations                            0.70            3.69           (1.35)          (0.08)

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net investment income
  Distributions from capital gains                           (0.06)
  Distributions in excess of capital gains
                                                      ------------    ------------    ------------    ------------

  Total distributions                                        (0.06)           0.00            0.00            0.00

Net asset value, end of period                        $      12.90    $      12.26    $       8.57    $       9.92
                                                      ============    ============    ============    ============

Total Return (B)                                              5.70%          43.14%         (13.66%)         (0.77%)

Ratios to Average Net Assets:
  Expenses                                                    1.18%(C)        1.21%           1.20%           1.28%(C)
  Net Investment income (loss)                               (0.02%)(C)      (0.16%)         (0.06%)          0.04%(C)

Portfolio Turnover Rate                                      30.34%          59.63%          68.82%          34.15%

Net Assets, At End of Period                          $ 41,190,622    $ 40,019,965    $ 26,343,509    $ 20,471,181

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--95.58%

AEROSPACE & DEFENSE--1.36%
United Defense Industries, Inc.+                         16,000   $      560,000
                                                                  --------------

AGRICULTURAL OPERATIONS--4.28%
Bunge, Ltd.                                              25,500          992,970
IMC Global, Inc.                                         57,500          770,500
                                                                  --------------
                                                                       1,763,470
                                                                  --------------

AIRLINES--0.72%
Continental Airlines, Inc., Class B+                      7,300           83,001
ExpressJet Holdings, Inc.+                               17,500          212,450
                                                                  --------------
                                                                         295,451
                                                                  --------------

AUTOMOTIVE PARTS & EQUIPMENT--3.65%
BorgWarner, Inc.                                          9,700          424,569
Compagnie Generale des
  Etablissements Michelin, Class B                       14,100          779,712
Cooper Tire & Rubber Co.                                 13,000          299,000
                                                                  --------------
                                                                       1,503,281
                                                                  --------------

AUTOMOTIVE RENTALS--0.80%
United Rentals, Inc.+                                    18,500          330,965
                                                                  --------------

BANKING--6.24%
City National Corp.                                       4,800          315,360
Comerica, Inc.                                            6,500          356,720
Hibernia Corp.                                           32,800          797,040
IndyMac Bancorp, Inc.                                     7,100          224,360
UnionBanCal Corp.                                        13,300          750,120
Webster Financial Corp.                                   2,700          126,954
                                                                  --------------
                                                                       2,570,554
                                                                  --------------

BEVERAGES--0.26%
Constellation Brands, Inc.+                               2,900          107,677
                                                                  --------------

BUILDING CONSTRUCTION--0.69%
M.D.C. Holdings, Inc.                                     3,870          246,171
Toll Brothers, Inc.+                                        900           38,088
                                                                  --------------
                                                                         284,259
                                                                  --------------

BUILDING MATERIALS--2.52%
Rinker Group, Ltd.                                      184,852        1,036,613
                                                                  --------------

BUILDING SERVICES--1.51%
York International Corp.                                 15,100          620,157
                                                                  --------------

CHEMICALS--1.76%
Engelhard Corp.                                          22,500          726,975
                                                                  --------------

COMPUTER EQUIPMENT & SERVICES--1.86%
Arrow Electronics, Inc.+                                 28,600          767,052
                                                                  --------------

COMPUTER INFORMATION & TECHNOLOGY--0.56%
Unisys Corp.+                                            16,700          231,796
                                                                  --------------

CONSULTING SERVICES--1.16%
BearingPoint, Inc.+                                      54,000          478,980
                                                                  --------------

ELECTRICAL EQUIPMENT--0.69%
Hughes Supply, Inc.                                       4,800   $      282,864
                                                                  --------------

ELECTRONIC COMPONENTS--1.19%
GrafTech International, Ltd.+                            46,800          489,528
                                                                  --------------

ELECTRONICS--4.27%
AMETEK, Inc.                                             14,200          438,780
Teradyne, Inc.+                                          20,800          472,160
Vishay Intertechnology, Inc.+                            45,575          846,784
                                                                  --------------
                                                                       1,757,724
                                                                  --------------

ELECTRONICS - SEMICONDUCTORS--5.14%
Axcelis Technologies, Inc.+                              56,300          700,372
Fairchild Semiconductor International, Inc.+             54,100          885,617
Lam Research Corp.+                                      19,800          530,640
                                                                  --------------
                                                                       2,116,629
                                                                  --------------

ENTERTAINMENT & LEISURE--1.55%
Bally Total Fitness Holding Corp.+                       50,100          250,500
Penn National Gaming, Inc.+                              11,700          388,440
                                                                  --------------
                                                                         638,940
                                                                  --------------

ENVIRONMENTAL CONTROLS--1.30%
Republic Services, Inc.                                  18,500          535,390
                                                                  --------------

FINANCIAL SERVICES--5.45%
Ambac Financial Group, Inc.                              15,900        1,167,695
CIT Group, Inc.                                          22,500          861,525
Federated Investors, Inc.                                 7,100          215,414
                                                                  --------------
                                                                       2,244,634
                                                                  --------------

FOOD PRODUCTS--2.15%
Dean Foods Co.+                                          16,100          600,691
Smithfield Foods, Inc.+                                   9,700          285,180
                                                                  --------------
                                                                         885,871
                                                                  --------------

FOOD SERVICE & RESTAURANTS--1.35%
CBRL Group, Inc.                                         18,000          555,300
                                                                  --------------

HEALTHCARE--1.76%
Coventry Health Care, Inc.+                               6,300          308,070
Health Net, Inc.+                                        15,800          418,700
                                                                  --------------
                                                                         726,770
                                                                  --------------

HOUSEHOLD PRODUCTS--1.48%
Yankee Candle Company, Inc., The+                        20,800          608,400
                                                                  --------------

INSURANCE--8.99%
Converium Holding, AG, ADR                               24,200          622,666
Endurance Specialty Holdings, Ltd.                       14,400          501,120
Platinum Underwriter Holdings, Ltd.                       6,400          194,752
Radian Group, Inc.                                       13,100          627,490
Reinsurance Group of America, Inc.                       25,800        1,048,770
RenaissanceRe Holdings, Ltd.                             13,100          706,745
                                                                  --------------
                                                                       3,701,543
                                                                  --------------

INVESTMENT COMPANIES--0.72 %
Apollo Investment Corp.+                                 21,400          294,678
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

MANUFACTURING--2.22%
Bombardier, Inc., Class B                                97,309   $      291,753
Grupo IMSA, SA de CV, ADR                                12,200          251,198
Pall Corp.                                               14,200          371,898
                                                                  --------------
                                                                         914,849
                                                                  --------------

MARINE SERVICES--1.85%
IHC Caland, NV                                           16,418          763,670
                                                                  --------------

MEDICAL SUPPLIES--1.28%
DENTSPLY International, Inc.                             10,100          526,210
                                                                  --------------

MINING & METALS - FERROUS & NONFERROUS--2.13%
Inco, Ltd.+                                              11,500          397,440
Peabody Energy Corp.                                      8,600          481,514
                                                                  --------------
                                                                         878,954
                                                                  --------------

OIL & GAS - DISTRIBUTION & MARKETING--1.71%
Sempra Energy                                             8,100          278,883
UGI Corp.                                                13,300          426,930
                                                                  --------------
                                                                         705,813
                                                                  --------------

OIL & GAS PRODUCERS--3.48%
EOG Resources, Inc.                                      12,000          716,520
Talisman Energy, Inc.                                    11,800          256,532
XTO Energy, Inc.                                         15,416          459,243
                                                                  --------------
                                                                       1,432,295
                                                                  --------------

OIL & GAS SERVICES & EQUIPMENT--0.41%
Cal Dive International, Inc.+                             5,600          169,792
                                                                  --------------

PACKAGING & CONTAINERS--3.96%
Pactiv Corp.+                                            37,300          930,262
Smurfit-Stone Container Corp.+                           35,100          700,245
                                                                  --------------
                                                                       1,630,507
                                                                  --------------

PHARMACEUTICAL--1.19%
Biovail Corp.+                                           25,900          491,582
                                                                  --------------

PUBLISHING & PRINTING--0.75%
R.R. Donnelley & Sons Co.                                 9,300          307,086
                                                                  --------------

REAL ESTATE--0.63%
ProLogis, REIT                                            7,900   $      260,068
                                                                  --------------

RETAIL STORES--5.64%
Foot Locker, Inc.                                        40,400          983,336
Office Depot, Inc.+                                      29,300          524,763
Rent-A-Center, Inc.+                                     14,400          430,992
Ross Stores, Inc.                                        14,400          385,344
                                                                  --------------
                                                                       2,324,435
                                                                  --------------

TELECOMMUNICATIONS - EQUIPMENT & SERVICES--1.79%
UnitedGlobalCom, Inc.+                                  101,335          735,692
                                                                  --------------

TEXTILES & APPAREL--0.72%
V.F. Corp.                                                6,100          297,070
                                                                  --------------

TRANSPORTATION--3.37%
CNF, Inc.                                                16,200          673,272
CSX Corp.                                                11,300          370,301
USF Corp.                                                 9,800          344,274
                                                                  --------------
                                                                       1,387,847
                                                                  --------------

UTILITIES - ELECTRIC & GAS--2.92%
Cinergy Corp.                                             5,400          205,200
PPL Corp.                                                15,500          711,450
Wisconsin Energy Corp.                                    8,800          286,968
                                                                  --------------
                                                                       1,203,618
                                                                  --------------

WHOLESALE DISTRIBUTOR--1.12%
United Stationers, Inc.+                                 11,600          460,752
                                                                  --------------

TOTAL COMMON STOCK
  (Cost $33,953,933)                                                  40,605,741
                                                                  --------------

TOTAL INVESTMENTS
  (Cost $33,953,933)                                      98.58%      40,605,741
Other assets, less liabilities                             1.42          584,881
                                                 --------------   --------------

TOTAL NET ASSETS                                         100.00%  $   41,190,622
                                                 ==============   ==============

+ NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT
REIT - REAL ESTATE INVESTMENT TRUST

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             SMALL COMPANY PORTFOLIO

[CHART]

Common Stock           97.42%
Cash                    2.58%

                               NUMBER OF HOLDINGS

                                       146

                                                                      PERCENT OF
TOP TEN HOLDINGS                                                      NET ASSETS
--------------------------------------------------------------------------------
Varian Semiconductor Equipment Associates                                1.65%
Navigant Consulting Co.                                                  1.56%
VISIX, Inc.                                                              1.52%
Resources Connection, Inc.                                               1.42%
Fossil, Inc.                                                             1.38%
Strayer Education, Inc.                                                  1.31%
Akamai Technologies, Inc.                                                1.30%
Digital River, Inc.                                                      1.26%
East West Bancorp, Inc.                                                  1.22%
SRA International, Inc.                                                  1.21%

                                                                      PERCENT OF
TOP TEN INDUSTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
Electronics - Semiconductors                                             7.35%
Computer Software                                                        6.69%
Pharmaceutical                                                           6.33%
Medical Products                                                         6.21%
Banking                                                                  5.71%
Consulting Services                                                      5.25%
Internet Services                                                        4.75%
Computer Network                                                         4.42%
Human Resources                                                          3.91%
Electronic Components                                                    3.73%

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

                                PORTFOLIO MANAGER
                             Lord, Abbett & Co. LLC
                                (Since 05/01/99)

                            F. THOMAS O'HALLORAN, CFA
                                     PARTNER

                - Joined Lord, Abbett & Co. LLC in 2001
                - A.B. from Bowdoin College
                - M.B.A. from Columbia University Business School
                - Law degree from Boston College Law School
                - 17 years of investment experience
                - Chartered Financial Analyst

                              INVESTMENT OBJECTIVE
      The investment objective of the Small Company Portfolio is to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

                            NET ASSETS AS OF 06/30/04
                                   $68,389,190

     MARKET REVIEW

     The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by GDP, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

     Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)* responded to the dynamic broad-based expansion of the U.S. economy with a shift in its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

     During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs - the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

     PORTFOLIO REVIEW

     Market volatility characterized the first half of 2004. In our opinion, fears of inflation and fears of a fading recovery competed for dominance in investors' minds, while increased terrorist activity added angst to the mixture. Most major equity indexes have traded within a 15% range this year. New 2004 lows were set during May, but indexes rallied back toward range midpoints by the six-month period ended June 30, 2004. For the first half of 2004, there was little sustainable relative strength during any major segment of the market. Speculative names dominated early in the year, but this trend faded by February. In the absence of major, sustainable trends, the JPVF Small Company Portfolio's six-month period ended June 30, 2004 performance has been driven by individual stock selection.

    The Portfolio's most significant overweight versus the Russell 2000(R) Growth Index is within the technology sector. Within this sector, the computer services software and systems industry accounts for the bulk of the Portfolio's holdings. Here, the Portfolio is focused primarily on companies that provide enabling technology, and have demonstrated profitability. The Portfolio is also considerably overweight in the consumer discretionary sector. Within this sector, the Portfolio's most significant overweight is to the commercial services sector. In our opinion, this industry, which includes business consulting and executive search firms, is leveraged to both the cyclical economic recovery and to increasingly stringent legal reporting requirements.

     The Portfolio's most significant underweight versus the Russell 2000(R) Growth Index is within in the producer durables sector, and particularly the production technology equipment industry. The Portfolio also continued to be underexposed to the financial services sector, most notably thrifts and REITs. While we have identified certain regional banks that we believe are favorably exposed to specific demographic trends, we continue to feel that the sector as a whole may struggle as interest rates rise in the coming year.

     OUTLOOK

     In our opinion, much of last quarter's volatility was driven by investors' overreaction to rising natural resources prices. We have attempted to take advantage of this volatility by adding to oversold technology names, and trimming relatively expensive energy holdings. Within information technology, we have increased the Portfolio's emphasis on software, semiconductors and semiconductor capital equipment. We have also continued to reduce our commitment to consumer discretionary holdings, especially specialty retailers.

     *THE FEDERAL RESERVE CONTROLS THE THREE TOOLS OF MONETARY POLICY- OPEN MARKET OPERATIONS, THE DISCOUNT RATE, AND RESERVE REQUIREMENTS. THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM IS RESPONSIBLE FOR THE DISCOUNT RATE AND RESERVE REQUIREMENTS, AND THE FEDERAL OPEN MARKET COMMITTEE (FOMC) IS RESPONSIBLE FOR OPEN MARKET OPERATIONS. THE FOMC HOLDS EIGHT REGULARLY SCHEDULED MEETINGS PER YEAR. AT THESE MEETINGS, THE COMMITTEE REVIEWS ECONOMIC AND FINANCIAL CONDITIONS, DETERMINES THE APPROPRIATE STANCE OF MONETARY POLICY, AND ASSESSES THE RISKS TO ITS LONG-RUN GOALS OF PRICE STABILITY AND SUSTAINABLE ECONOMIC GROWTH.

[CHART]

          SMALL COMPANY PORTFOLIO AND THE RUSSELL 2000(R) GROWTH INDEX
              Comparison of Change in Value of $10,000 Investment.

JPVF SMALL COMPANY PORTFOLIO          RUSSELL 2000 GROWTH
                                      COMPARE TO SMALL COMPANY PORTFOLIO

            ACCOUNT                                 ACCOUNT
 DATE        VALUE                       DATE        VALUE
04/18/86       10,000                  04/18/86        10,000
06/30/86       10,372                  06/30/86        10,400
09/30/86        9,863                  09/30/86         8,710
12/31/86       10,565                  12/31/86         8,806
03/31/87       11,914                  03/31/87        11,200
06/30/87       12,813                  06/30/87        11,045
09/30/87       13,698                  09/30/87        11,403
12/31/87       10,395                  12/31/87         7,883
03/31/88       12,119                  03/31/88         9,256
06/30/88       13,176                  06/30/88         9,844
09/30/88       13,151                  09/30/88         9,573
12/31/88       13,129                  12/31/88         9,489
03/31/89       14,183                  03/31/89        10,194
06/30/89       15,054                  06/30/89        10,853
09/30/89       16,226                  09/30/89        11,823
12/31/89       15,669                  12/31/89        11,403
03/31/90       15,299                  03/31/90        11,100
06/30/90       15,505                  06/30/90        11,801
09/30/90       12,071                  09/30/90         8,721
12/31/90       12,759                  12/31/90         9,418
03/31/91       15,336                  03/31/91        12,295
06/30/91       15,663                  06/30/91        11,869
09/30/91       16,103                  09/30/91        13,149
12/31/91       16,999                  12/31/91        14,238
03/31/92       18,699                  03/31/92        14,628
06/30/92       17,992                  06/30/92        12,871
09/30/92       18,527                  09/30/92        13,121
12/31/92       21,506                  12/31/92        15,345
03/31/93       22,691                  03/31/93        15,070
06/30/93       22,524                  06/30/93        15,504
09/30/93       23,910                  09/30/93        16,951
12/31/93       24,925                  12/31/93        17,397
03/31/94       24,982                  03/31/94        16,688
06/30/94       24,337                  06/30/94        15,636
09/30/94       26,469                  09/30/94        17,097
12/31/94       26,834                  12/31/94        16,974
03/31/95       28,241                  03/31/95        17,905
06/30/95       29,736                  06/30/95        19,682
09/30/95       33,164                  09/30/95        21,920
12/31/95       34,809                  12/31/95        22,244
03/31/96       37,702                  03/31/96        23,521
06/30/96       39,076                  06/30/96        24,896
09/30/96       38,570                  09/30/96        24,684
12/31/96       40,537                  12/31/96        24,749
03/31/97       38,833                  03/31/97        22,153
06/30/97       44,729                  06/30/97        26,042
09/30/97       52,097                  09/30/97        30,448
12/31/97       50,105                  12/31/97        27,953
03/31/98       53,395                  03/31/98        31,274
06/30/98       51,272                  06/30/98        29,478
09/30/98       39,894                  09/30/98        22,886
12/31/98       44,205                  12/31/98        28,296
03/31/99       40,113                  03/31/99        27,821
06/30/99       43,794                  06/30/99        31,925
09/30/99       41,405                  09/30/99        30,354
12/31/99       50,480                  12/31/99        40,489
03/31/00       51,933                  03/31/00        44,246
06/30/00       44,989                  06/30/00        40,985
09/30/00       44,744                  09/30/00        39,358
12/31/00       41,460                  12/31/00        31,408
03/31/01       34,321                  03/31/01        26,634
06/30/01       39,719                  06/30/01        31,420
09/30/01       30,681                  09/30/01        22,597
12/31/01       38,482                  12/31/01        28,509
03/31/02       38,439                  03/31/02        27,950
06/30/02       34,030                  06/30/02        23,562
09/30/02       26,106                  09/30/02        18,491
12/31/02       27,339                  12/31/02        19,880
03/31/03       26,481                  03/31/03        19,109
06/30/03       32,136                  06/30/03        23,723
09/30/03       35,307                  09/30/03        26,207
12/31/03       38,363                  12/31/03        29,530
03/31/04       39,170                  03/31/04        31,178
06/30/04       39,253                  06/30/04        31,206

                        AVERAGE ANNUAL TOTAL RETURNS

                                                                       RUSSELL 2000(R)
                                                            SMALL          GROWTH
                                                           COMPANY          INDEX
YTD                                                          2.32%          5.68%
1 YEAR                                                      22.15%         31.55%
5 YEAR                                                      -2.16%         -0.45%
10 YEAR                                                      4.89%          7.15%
INCEPTION                                                    7.80%          6.45%

                                 INCEPTION DATE
                                 APRIL 18, 1986

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Small Company Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000(R) Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000(R) Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                         (UNAUDITED)
                                         SIX MONTHS        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         ENDED JUNE         DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                          30, 2004          31, 2003       31, 2002       31, 2001       31, 2000       31, 1999
  Net asset value, beginning of
    period                              $      13.72      $       9.78   $      13.76   $      14.83   $      18.05   $      16.24

  INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                          (0.05)            (0.08)                                                      (0.02)
  Net gains and losses on securities
    (both realized and unrealized)              0.37              4.02          (3.98)         (1.07)         (3.22)          2.22
                                        ------------      ------------   ------------   ------------   ------------   ------------
    Total from investment operations            0.32              3.94          (3.98)         (1.07)         (3.22)          2.20

  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                                                                                       (0.02)
  Dividends in excess of net investment
    income
  Distributions from capital gains                                                                                           (0.37)
  Distributions in excess of capital
    gains
                                        ------------      ------------   ------------   ------------   ------------   ------------

  Total distributions                           0.00              0.00           0.00           0.00           0.00          (0.39)

Net asset value, end of period          $      14.04      $      13.72   $       9.78   $      13.76   $      14.83   $      18.05
                                        ============      ============   ============   ============   ============   ============

Total Return (A)                                2.32%            40.32%        (28.96%)        (7.18%)       (17.87%)        14.20%

Ratios to Average Net Assets:
  Expenses                                      0.87%(B)          0.92%          0.86%          0.86%          0.83%          0.86%
  Net investment loss                          (0.72%)(B)        (0.74%)        (0.73%)        (0.64%)        (0.54%)        (0.14%)

Portfolio Turnover Rate                        62.39%           111.84%         57.24%         57.96%         54.38%        143.95%

Net Assets, At End of Period            $ 68,389,190      $ 72,514,353   $ 51,865,535   $ 78,543,761   $ 80,284,431   $ 92,991,539

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--98.56%

AEROSPACE & DEFENSE--1.07%
Engineered Support Systems, Inc.                         12,460   $      729,035
                                                                  --------------

AIRLINES--0.15%
SkyWest, Inc.                                             6,000          104,460
                                                                  --------------

AUTOMOTIVE PARTS & EQUIPMENT--0.67%
CLARCOR, Inc.                                             9,960          456,168
                                                                  --------------

BANKING--5.71 %
Commercial Capital Bancorp, Inc.+                        14,623          254,002
East West Bancorp, Inc.                                  27,200          835,040
Nara Bancorp, Inc.                                       23,600          404,268
Silicon Valley Bancshares+                               20,430          810,050
Southwest Bancorporation of Texas, Inc.                  18,500          816,220
Texas Regional Bancshares, Inc.                          17,100          785,061
                                                                  --------------
                                                                       3,904,641
                                                                  --------------

CHEMICALS--0.65%
Aceto Corp.                                              18,400          323,840
Cabot Microelectronics Corp.+                             3,900          119,379
                                                                  --------------
                                                                         443,219
                                                                  --------------

COMMERCIAL SERVICES--3.19%
CoStar Group, Inc.+                                      10,790          495,585
G&K Services, Inc.                                        7,130          286,555
Healthcare Services Group, Inc.                          25,746          393,914
Plexus Corp.+                                            40,320          544,320
Scientific Games Corp.+                                  24,000          459,360
                                                                  --------------
                                                                       2,179,734
                                                                  --------------

COMPUTER EQUIPMENT & SERVICES--0.97%
Advanced Digital Information Corp.+                      20,800          201,760
eCollege.com, Inc.+                                      20,420          326,720
Hutchinson Technology, Inc.+                              5,380          132,294
                                                                  --------------
                                                                         660,774
                                                                  --------------

COMPUTER INFORMATION & TECHNOLOGY--0.66%
Kronos, Inc.+                                            10,950          451,140
                                                                  --------------

COMPUTER NETWORK--4.42%
@Road, Inc.+                                             22,400          171,360
Digital River, Inc.+                                     26,500          864,695
MicroStrategy, Inc.+                                     11,500          491,050
Opnet Technologies, Inc.+                                18,120          237,372
Packeteer, Inc.+                                         26,700          431,205
SRA International, Inc.+                                 19,550          827,356
                                                                  --------------
                                                                       3,023,038
                                                                  --------------

COMPUTER SOFTWARE--6.69%
Avid Technolgy, Inc.+                                    14,000          763,980
Blackboard, Inc.+                                        19,950          399,998
Embarcadero Technologies, Inc.+                          24,290          300,224
Macromedia, Inc.+                                        17,600          432,080
Magma Design Automation, Inc.+                           24,600          473,058
Quest Software, Inc.+                                    30,200          389,580
Salesforce.Com, Inc.+                                       400            6,428
SS&C Technologies, Inc.                                  14,900          278,630
TIBCO Software, Inc.+                                    88,500          747,825
Verint Systems, Inc.+                                    22,860          782,269
                                                                  --------------
                                                                       4,574,072
                                                                  --------------

CONSULTING SERVICES--5.25%
Charles River Associates, Inc.+                          13,900   $      430,205
Corporate Executive Board Co., The                       13,070          755,315
Forrester Research, Inc.+                                21,900          408,435
Maximus, Inc.+                                            7,640          270,914
Navigant Consulting Co.+                                 49,850        1,068,784
Sapient Corp.+                                          108,790          653,828
                                                                  --------------
                                                                       3,587,481
                                                                  --------------

DELIVERY & FREIGHT SERVICES--0.84%
EGL, Inc.+                                               21,500          571,900
                                                                  --------------

EDUCATIONAL SERVICES--2.96%
Bright Horizons Family Solutions, Inc.+                  10,650          570,947
Strayer Education, Inc.                                   8,020          894,791
Universal Technical Institute, Inc.+                     14,000          559,720
                                                                  --------------
                                                                       2,025,458
                                                                  --------------

ELECTRICAL EQUIPMENT--0.17%
C-COR.net Corp.+                                         11,300          116,277
                                                                  --------------

ELECTRONIC COMPONENTS--3.73%
II-VI, Inc.                                              12,880          394,901
Rogers Corp.+                                            10,040          701,796
Trimble Navigation, Ltd.+                                22,900          636,391
Ultralife Batteries, Inc.+                               19,330          374,229
Varian, Inc.+                                            10,600          446,790
                                                                  --------------
                                                                       2,554,107
                                                                  --------------

ELECTRONICS--2.25%
Digital Theater Systems, Inc.+                            9,500          248,425
Electronics Boutique Holdings Corp.+                     10,000          263,400
Littlefuse, Inc.+                                        15,500          657,355
Sypris Solutions, Inc.                                   19,370          371,710
                                                                  --------------
                                                                       1,540,890
                                                                  --------------

ELECTRONICS - SEMICONDUCTORS--7.35%
Cree, Inc.+                                              10,100          235,128
FormFactor, Inc.+                                         9,400          211,030
O2Micro International, Ltd.+                             25,100          427,453
Power Integrations, Inc.+                                16,400          408,360
Semtech Corp.+                                           27,700          652,058
Sigmatel, Inc.+                                          26,700          775,902
Varian Semiconductor Equipment Associates+               29,300        1,129,804
Vitesse Semiconductor Corp.+                            126,500          617,320
Zoran Corp.+                                             31,100          570,685
                                                                  --------------
                                                                       5,027,740
                                                                  --------------

ENGINEERING & CONSTRUCTION--0.29%
Tetra Tech, Inc.+                                        12,000          195,840
                                                                  --------------

ENTERTAINMENT & LEISURE--0.39%
Shuffle Master, Inc.+                                     7,400          268,694
                                                                  --------------

ENVIRONMENTAL CONTROLS--0.24%
Bennett Environmental, Inc.+                             12,900          161,766
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

FINANCIAL SERVICES--1.37%
National Financial Partners Corp.                        11,560   $      407,721
Piper Jaffray Companies, Inc.+                           11,700          529,191
                                                                  --------------
                                                                         936,912
                                                                  --------------

FOOD PRODUCTS--0.67%
United Natural Foods, Inc.+                              15,800          456,778
                                                                  --------------

FOOD SERVICE & RESTAURANTS--1.48%
P.F. Chang's China Bistro, Inc.+                         10,300          423,845
Panera Bread Co.+                                         7,700          276,276
Rare Hospitality International, Inc.+                    12,630          314,487
                                                                  --------------
                                                                       1,014,608
                                                                  --------------

HEALTHCARE--3.17%
AMERIGROUP Corp.+                                        16,800          826,560
Centene Corp.+                                           15,750          607,163
Molina Healthcare, Inc.+                                 10,380          396,308
Odyssey Healthcare, Inc.+                                17,810          335,184
                                                                  --------------
                                                                       2,165,215
                                                                  --------------

HUMAN RESOURCES--3.91%
Administaff, Inc.+                                       17,220          285,852
Gevity HR, Inc.                                          14,100          369,279
Heidrick & Struggles International, Inc.+                18,340          544,331
Korn/Ferry International+                                25,760          498,971
Resources Connection, Inc.+                              24,915          974,426
                                                                  --------------
                                                                       2,672,859
                                                                  --------------

INTERNET SERVICES--4.75%
Akamai Technologies, Inc.+                               49,700          892,115
Digital Insight Corp.+                                   22,810          472,851
Digitas, Inc.+                                           62,605          690,533
NIC, Inc.+                                               45,500          326,235
Netflix, Inc.+                                           15,000          539,250
S1 Corp.+                                                33,320          331,201
                                                                  --------------
                                                                       3,252,185
                                                                  --------------

MACHINERY-- 0.79%
Nordson Corp.                                            12,461          540,434
                                                                  --------------

MANUFACTURING--0.88%
Warnaco Group, Inc., The+                                28,400          604,068
                                                                  --------------

MEDICAL - BIOTECHNOLOGY--3.29%
Abgenix, Inc.+                                           22,000          257,840
Affymetrix, Inc.+                                        18,400          602,232
Bio-Rad Laboratories, Inc.+                               8,700          512,082
Corixa Corp.+                                            36,910          172,370
EXACT Sciences Corp.+                                    42,900          263,835
Kosan Biosciences, Inc.+                                 21,130          166,927
Molecular Devices Corp.+                                 15,400          273,812
                                                                  --------------
                                                                       2,249,098
                                                                  --------------

MEDICAL PRODUCTS--6.21%
American Medical Systems Holdings, Inc.+                 14,400   $      485,280
Cooper Companies, Inc., The                              11,200          707,504
Integra LifeSciences Holdings+                           17,280          609,466
Medicines Co., The+                                       9,100          277,641
Nuvasive, Inc.+                                          26,890          293,370
Priority Healthcare Corp.+                               11,108          254,929
Techne Corp.+                                            11,290          490,551
Thoratec Corp.+                                          38,900          417,397
Wright Medical Group, Inc.+                              19,950          710,220
                                                                  --------------
                                                                       4,246,358
                                                                  --------------

MEDICAL SUPPLIES--1.67%
VISIX, Inc.+                                             38,800        1,036,736
Wilson Greatbatch Technologies, Inc.+                     3,800          106,210
                                                                  --------------
                                                                       1,142,946
                                                                  --------------

MINING & METALS - FERROUS & NONFERROUS--1.50%
Maverick Tube Corp.+                                     20,100          527,826
Schnitzer Steel Industries, Inc.                         14,750          500,910
                                                                  --------------
                                                                       1,028,736
                                                                  --------------

MINING & METALS - PRECIOUS--0.39%
Coeur d'Alene Mines Corp.+                               65,000          265,200

OIL & GAS PRODUCER--2.72%
Comstock Resources, Inc.+                                24,100          468,986
KCS Energy, Inc.+                                        31,500          419,580
Penn Virginia Corp.                                      10,000          361,100
Unit Corp.+                                              19,500          613,275
                                                                  --------------
                                                                       1,862,941
                                                                  --------------

OIL & GAS SERVICES & EQUIPMENT--0.88%
Cal Dive International, Inc.+                            19,800          600,336
                                                                  --------------

PHARMACEUTICAL--6.33%
Bone Care International, Inc.+                           10,910          255,512
Bradley Pharmaceuticals, Inc.+                           12,700          354,330
Cell Therapeutics, Inc.+                                 50,460          371,890
DOV Pharmaceutical, Inc.+                                16,240          226,710
Kos Pharmaceuticals, Inc.+                               15,900          524,223
K-V Pharmaceutical Co.+                                  26,150          603,804
Ligand Pharmaceuticals, Inc.+                            21,500          373,670
Medicis Pharmaceutical Corp.                             11,300          451,435
Noven Pharmaceutical, Inc.+                              24,300          535,086
Perrigo Co.                                              22,700          430,619
Vion Pharmaceuticals, Inc.+                              49,200          204,672
                                                                  --------------
                                                                       4,331,951
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

RESEARCH & DEVELOPMENT--0.81%
SFBC International, Inc.+                                17,800   $      557,674
                                                                  --------------

RETAIL - INTERNET--2.11%
1-800-FLOWERS.COM, Inc.+                                 17,800          144,892
Blue Nile, Inc.+                                         14,320          538,575
Overstock.com, Inc.+                                     15,900          621,372
RedEnvelope, Inc.+                                       16,300          137,246
                                                                  --------------
                                                                       1,442,085
                                                                  --------------

RETAIL STORES--3.11%
Cabela's Inc.+                                            3,000           80,850
Fossil, Inc.+                                            34,535          941,079
Hibbett Sporting Goods, Inc.+                             6,280          171,758
Linens 'N Things, Inc.+                                   8,400          246,204
Tractor Supply Co.+                                      16,400          685,848
                                                                  --------------
                                                                       2,125,739
                                                                  --------------

SECURITY SYSTEMS--1.11%
Armor Holdings, Inc.+                                    22,330          759,220
                                                                  --------------

TELECOMMUNICATIONS - EQUIPMENT & SERVICES--2.51%
KVH Industries, Inc.+                                    18,140   $      230,922
Plantronics, Inc.+                                       11,600          488,360
Sierra Wireless, Inc.+                                   10,090          373,633
SpectraLink Corp.                                        11,660          173,734
Wireless Facilities, Inc.+                               45,960          451,787
                                                                  --------------
                                                                       1,718,436
                                                                  --------------

TEXTILES & APPAREL--1.25%
Guess?, Inc.+                                            23,900          384,790
Kenneth Cole Productions, Inc.                           13,650          467,786
                                                                  --------------
                                                                         852,576
                                                                  --------------

TOTAL COMMON STOCK
  (Cost $61,392,521)                                                  67,402,789
                                                                  --------------

TOTAL INVESTMENTS
  (Cost $61,392,521)                                      98.56%      67,402,789
Other assets, less liabilities                             1.44          986,401
                                                 --------------   --------------

TOTAL NET ASSETS                                         100.00%  $   68,389,190
                                                 ==============   ==============

+    NON-INCOME PRODUCING SECURITY.

                         See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            SMALL-CAP VALUE PORTFOLIO

[CHART]

Common Stock           95.67%
Cash                    4.33%

                               NUMBER OF HOLDINGS

                                       75

                                                                      PERCENT OF
TOP TEN HOLDINGS                                                      NET ASSETS
--------------------------------------------------------------------------------
Briggs & Stratton Corp.                                                  2.60%
Houston Exploration Co., The                                             2.09%
AMETEK, Inc.                                                             2.08%
UGI Corp.                                                                1.84%
Warnaco Group, Inc., The                                                 1.84%
Chittenden Corp.                                                         1.82%
Arch Chemicals, Inc.                                                     1.82%
NCI Building Systems, Inc.                                               1.76%
Pharmaceutical Product Development, Inc.                                 1.70%
Acuity Brands, Inc.                                                      1.62%

                                                                      PERCENT OF
TOP TEN INDUSTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
Banking                                                                  9.97%
Manufacturing                                                            6.75%
Real Estate                                                              4.79%
Medical Products                                                         3.92%
Electronics                                                              3.55%
Machinery                                                                3.52%
Oil & Gas Producers                                                      3.21%
Chemicals                                                                3.19%
Pharmaceutical                                                           3.04%
Insurance                                                                3.02%

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

                                PORTFOLIO MANAGER
                      Dalton, Greiner, Hartman, Maher & Co.

                              INVESTMENT OBJECTIVE
       The Small-Cap Value Portfolio seeks long-term capital appreciation by investing in securities of small-cap companies.

                            NET ASSETS AS OF 06/30/04
                                   $50,702,238

     The junk equity rally expired sometime in the first quarter and its last rites were read in the second. The market's year-and-a-half long infatuation with companies that lose money, don't pay dividends, suffer from terrible balance sheets, have poor credit ratings, etc., ended decisively in the June quarter as quality issues resumed their leadership. A year-and-a-half ago, low quality assets hit a sweet spot. They were quite cheap, confidence was low and the economy was on the cusp of recovery. Not surprisingly the share prices of low quality companies led the market over the next 15 months, which pretty much matched the duration of the typical junk rally.

     But that opportunity has been fully exploited. Almost everyone is forecasting above average business activity and profits. And risky assets are no longer cheap. Since we focus on buying the stocks of high quality companies at discount valuations, it would be an understatement to suggest that we welcomed this change in leadership. Delighted is more like it.

     Perusing market behavior over the past month, one would think that the expectations of a continuation of the strong economic growth of the past year have pretty much vaporized. The 50 basis point decline in 10-year Treasury yields and the recent stock market sell off are reactions to some recent softer economic releases. After some blowout numbers, including the March-April-May employment reports, a slowdown in the growth of the leading economic indicators, weaker retail spending, (including autos) in June, China's engineered cooling, and a disappointing employment report last month, have dampened growth expectations.

     We've been in the strong recovery camp, projecting above average economic growth over the next year, gradually rising inflation and higher long-term interest rates. We also have - and still do - expect the Fed to steadily raise the Fed Funds rate throughout this year and next to at least a level that is considered "neutral", which is somewhere around 4%.

     Our views have not changed. The recent slowing is most likely a natural deceleration from the torrid pace of the past couple of months. Despite this deceleration, the fundamentals supporting economic growth are quite strong. Real disposable personal income growth is more than adequate, consumers' net worth has recovered substantially and confidence is high. Granted that the support from the tax cuts and the refi boom are waning, we think the positives far outweigh these drags on consumption. Business spending should remain very strong as well. Inventories are low, profits and cash flow are booming, relevant capacity utilization is high - not low, and capital is still cheap. Nor are we concerned about Fed tightening ending the party too soon. Not only is the Fed Funds rate well below its "neutral" level, it has typically taken at least a year for tight money to have an impact on the economy.

     JPVF Small-Cap Value Portfolio performance for the six months was driven by two factors. The first was our relative sectors weights, which in general, overweighted the cyclically sensitive sectors such as Industrial Cyclicals and Technology and underweighted Financials and Utilities. We continue to believe this bias to the Portfolio is prudent given the current economic conditions discussed earlier.

     More importantly, strong stock picking in most of the various sectors in which we invest in drove a majority of the year's outperformance. Some standout sectors include: Consumer Services (+31%), Healthcare (+23%), Technology (+19%) and Energy (+19%). Laggards during the six months include Transportation (-17%) and Consumer Staples (-12%).

     History would suggest the stock market continues to do OK for six months or so, but then begins to wither from the impact of the tightening as rates move higher. Bear bond markets tend to start prior to the tightening and persist through the first year of higher Fed Funds rates. Cycles are never quite the same, but we suspect there are more similarities than differences this time around. We think there is one last upleg left in this cyclical bull stock market and that the bond bear market will resume with 10-year Treasury rates heading North of 5%. We can't find any large pockets of undervaluation in equity markets, so the premium continues to be on stockpicking - within the quality sector, of course.

[CHART]

          SMALL-CAP VALUE PORTFOLIO AND THE RUSSELL 2000(R) VALUE INDEX
              Comparison of Change in Value of $10,000 Investment.

JPVF SMALL-CAP VALUE PORTFOLIO             RUSSELL 2000 VALUE INDEX
                                           COMPARE TO SMALL-CAP VALUE

            ACCOUNT                                   ACCOUNT
  DATE       VALUE                          DATE       VALUE
05/01/01       10,000                      05/01/01       10,000
06/30/01       10,759                      06/30/01       10,568
09/30/01        9,606                      09/30/01        9,158
12/31/01       11,137                      12/31/01       10,689
03/31/02       11,927                      03/31/02       11,714
06/30/02       11,063                      06/30/02       11,466
09/30/02        9,265                      09/30/02        9,001
12/31/02        9,730                      12/31/02        9,502
03/31/03        9,096                      03/31/03        8,995
06/30/03       10,518                      06/30/03       11,021
09/30/03       11,623                      09/30/03       11,873
12/31/03       13,212                      12/31/03       13,816
03/31/04       13,925                      03/31/04       14,772
06/30/04       14,692                      06/30/04       14,898

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                       RUSSELL 2000(R)
                                                          SMALL-CAP         VALUE
                                                            VALUE           INDEX
YTD                                                         11.20%          7.83%
1 YEAR                                                      39.69%         35.17%
INCEPTION                                                   12.92%         13.41%

                                 INCEPTION DATE
                                   MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Small-Cap Value Portfolio (the" Portfolio") at its inception with similar investments in the Russell 2000(R) Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000(R) Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                                      PERIOD FROM
                                                     (UNAUDITED)                                      MAY 1, 2001
                                                     SIX MONTHS        YEAR ENDED      YEAR ENDED       THROUGH
                                                     ENDED JUNE         DECEMBER        DECEMBER        DECEMBER
                                                      30, 2004          31, 2003        31, 2002      31, 2001 (A)
  Net asset value, beginning of period              $      13.08      $       9.63    $      11.07    $      10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                      (0.02)            (0.03)
  Net gains and losses on securities
    (both realized and unrealized)                          1.47              3.48           (1.39)           1.14
                                                    ------------      ------------    ------------    ------------

  Total from investment operations                          1.45              3.45           (1.39)           1.14

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net investment income
  Distributions from capital gains                         (0.28)                            (0.05)          (0.07)
  Distributions in excess of capital gains
                                                    ------------      ------------    ------------    ------------

  Total distributions                                      (0.28)             0.00           (0.05)          (0.07)

Net asset value, end of period                      $      14.25      $      13.08    $       9.63    $      11.07
                                                    ============      ============    ============    ============

Total Return (B)                                           11.20%            35.79%         (12.64%)         11.37%

Ratios to Average Net Assets:
  Expenses                                                  1.40%(C)          1.42%           1.42%           1.52%(C)
  Net investment loss                                      (0.28%)(C)        (0.31%)         (0.35%)         (0.17%)(C)

Portfolio Turnover Rate                                    23.70%            54.11%          57.55%          34.84%

Net Assets, At End of Period                        $ 50,702,238      $ 44,982,346    $ 23,439,610    $ 17,943,875

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--95.65%

AEROSPACE & DEFENSE--1.18%
Offshore Logistics, Inc.+                                21,200   $      596,144
                                                                  --------------

AUTOMOTIVE PARTS & EQUIPMENT--1.72%
Bandag, Inc., Class A                                     1,900           79,040
Bandag, Inc.                                              8,800          391,864
CLARCOR, Inc.                                             8,700          398,460
                                                                  --------------
                                                                         869,364
                                                                  --------------

BANKING--9.97%
Brookline Bancorp, Inc.                                  32,200          472,374
Chemical Financial Corp.                                 14,000          516,460
Chittenden Corp.                                         26,300          924,445
Cullen/Frost Bankers, Inc.                               14,300          639,925
Hudson United Bancorp                                    18,700          697,136
International Bancshares Corp.                               43            1,744
NetBank, Inc.                                            68,800          751,984
S&T Bancorp, Inc.                                        11,100          354,978
Westamerica Bancorporation                               13,300          697,585
                                                                  --------------
                                                                       5,056,631
                                                                  --------------

BROADCASTING--1.37%
Mediacom Communications Corp.+                           88,900          695,198
                                                                  --------------

BUILDING MATERIALS--2.78%
NCI Building Systems, Inc.+                              27,400          891,870
Simpson Manufacturing Company, Inc.                       9,200          516,304
                                                                  --------------
                                                                       1,408,174
                                                                  --------------

CHEMICALS--3.19%
Arch Chemicals, Inc.                                     32,000          922,240
H.B. Fuller Co.                                          24,500          695,800
                                                                  --------------
                                                                       1,618,040
                                                                  --------------

COMPUTER INFORMATION & TECHNOLOGY--2.55%
FactSet Research Systems, Inc.                           16,000          756,320
Mentor Graphics Corp.+                                   34,800          538,356
                                                                  --------------
                                                                       1,294,676
                                                                  --------------

COMPUTER NETWORK--1.51%
SafeNet, Inc.+                                           27,700          766,736
                                                                  --------------

COMPUTER SOFTWARE--0.97%
THQ, Inc.+                                               21,500          492,350
                                                                  --------------

CONSULTING SERVICES--0.81%
Forrester Research, Inc.+                                22,100          412,165
                                                                  --------------

COSMETICS & PERSONAL CARE--1.25%
Steiner Leisure, Ltd., ADR+                              28,900          635,800
                                                                  --------------

EDUCATIONAL SERVICES--0.82%
Learning Tree International, Inc.+                       28,492          413,419
                                                                  --------------

ELECTRONIC COMPONENTS--2.44%
Benchmark Electronics, Inc.+                             17,200          500,520
Technitrol, Inc.+                                        33,700          738,030
                                                                  --------------
                                                                       1,238,550
                                                                  --------------

ELECTRONICS--3.55%
AMETEK, Inc.                                             34,200   $    1,056,780
Electro Scientific Industries, Inc.+                     26,200          741,722
                                                                  --------------
                                                                       1,798,502
                                                                  --------------

ELECTRONICS - SEMICONDUCTORS--1.19%
Pericom Semiconductor Corp.+                             56,200          601,902
                                                                  --------------

ENTERTAINMENT & LEISURE--0.73%
Boca Resorts, Inc.+                                      18,600          368,652
                                                                  --------------

FINANCIAL SERVICES--2.77%
eFunds Corp.+                                            38,300          670,250
Waddell & Reed Financial, Inc.                           33,100          731,841
                                                                  --------------
                                                                       1,402,091
                                                                  --------------

FOOD SERVICE & RESTAURANTS--1.16%
Ryan's Restaurant Group, Inc.+                           37,100          586,180
                                                                  --------------

FOREST PRODUCTS & PAPER--1.62%
Wausau-Mosinee Paper Corp.                               47,600          823,480
                                                                  --------------

HEALTHCARE--2.16%
Option Care, Inc.                                        45,100          688,226
Renal Care Group, Inc.+                                  12,200          404,186
                                                                  --------------
                                                                       1,092,412
                                                                  --------------

INSURANCE--3.02%
Reinsurance Group of America, Inc.                       18,350          745,928
Scottish RE Group, Ltd.                                  33,800          785,850
                                                                  --------------
                                                                       1,531,778
                                                                  --------------

LODGING--1.59%
La Quinta Corp.+                                         96,100          807,240
                                                                  --------------

MACHINERY--3.52%
Briggs & Stratton Corp.                                  14,900        1,316,415
Thomas Industries, Inc.                                  14,100          468,120
                                                                  --------------
                                                                       1,784,535
                                                                  --------------

MANUFACTURING--6.75%
Acuity Brands, Inc.                                      30,500          823,500
Lincoln Electric Holdings, Inc.                          23,200          790,888
Paxar Corp.+                                             14,000          273,280
Wabtec, Inc.                                             33,500          604,340
Warnaco Group, Inc., The+                                43,800          931,626
                                                                  --------------
                                                                       3,423,634
                                                                  --------------

MARKETING SERVICES--2.59%
ADVO, Inc.                                               22,400          737,408
Arbitron, Inc.+                                          15,800          577,016
                                                                  --------------
                                                                       1,314,424
                                                                  --------------

MEDICAL - BIOTECHNOLOGY--1.57%
Charles River Laboratories
  International, Inc.+                                   16,300          796,581
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

MEDICAL PRODUCTS--3.92%
Arrow International, Inc.                                20,034   $      599,417
Orthofix International, NV+                              13,570          579,846
Priority Healthcare Corp.+                               35,300          810,135
                                                                  --------------
                                                                       1,989,398
                                                                  --------------

MEDICAL SUPPLIES--1.04%
Sybron Dental Specialties, Inc.+                         17,700          528,345
                                                                  --------------

MINING & METALS - FERROUS & NONFERROUS--1.13%
United States Steel Corp.                                16,300          572,456
                                                                  --------------

MOTOR VEHICLE MANUFACTURING--1.53%
Arctic Cat, Inc.                                         25,300          696,509
Coachmen Industries, Inc.                                 5,000           79,950
                                                                  --------------
                                                                         776,459
                                                                  --------------

MULTIMEDIA--1.30%
Journal Communications, Inc.                             34,900          657,167
                                                                  --------------

OFFICE EQUIPMENT--1.61%
Herman Miller, Inc.                                      28,200          816,108
                                                                  --------------

OIL & GAS - DISTRIBUTION & MARKETING--1.84%
UGI Corp.                                                29,100          934,109
                                                                  --------------

OIL & GAS PRODUCERS--3.21%
Cimarex Energy Co.+                                      18,900          571,347
Houston Exploration Co., The+                            20,400        1,057,536
                                                                  --------------
                                                                       1,628,883
                                                                  --------------

OIL & GAS SERVICES & EQUIPMENT--2.67%
Pride International, Inc.+                               44,900          768,239
Universal Compression Holdings, Inc.+                    19,100          585,988
                                                                  --------------
                                                                       1,354,227
                                                                  --------------

PHARMACEUTICAL--3.04%
ICON, PLC, ADR+                                          15,400   $      677,446
Pharmaceutical Product Development, Inc.+                27,100          860,967
                                                                  --------------
                                                                       1,538,413
                                                                  --------------

PUBLISHING & PRINTING--1.31%
Banta Corp.                                              14,900          661,709
                                                                  --------------

RAILROAD--1.44%
Florida East Coast Industries, Inc.                      18,900          730,485
                                                                  --------------

REAL ESTATE--4.79%
Koger Equity, Inc.+                                      21,400          494,768
Post Properties, Inc.                                    24,700          720,005
Sun Communities, Inc., REIT                              15,700          591,105
Trammell Crow Co.+                                       44,300          624,630
                                                                  --------------
                                                                       2,430,508
                                                                  --------------

RETAIL STORES--1.48%
Dress Barn, Inc., The+                                   43,900          751,568
                                                                  --------------

TELECOMMUNICATIONS - EQUIPMENT & SERVICES--1.42%
Plantronics, Inc.+                                       17,100          719,910
                                                                  --------------

TEXTILES & APPAREL--1.14%
Tommy Hilfiger Corp.+                                    38,300          579,862
                                                                  --------------

TOTAL COMMON STOCK
  (Cost $38,359,491)                                                  48,498,265
                                                                  --------------

TOTAL INVESTMENTS
  (Cost $38,359,491)                                      95.65%      48,498,265
Other assets, less liabilities                             4.35        2,203,973
                                                 --------------   --------------

TOTAL NET ASSETS                                         100.00%  $   50,702,238
                                                 ==============   ==============

+ NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT
PLC - PUBLIC LIMITED COMPANY
REIT - REAL ESTATE INVESTMENT TRUST

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

[CHART]

Common Stock           95.70%
Cash                    3.30%
Preferred Stock         1.00%

                               NUMBER OF HOLDINGS

                                       49

                                                                      PERCENT OF
TOP TEN HOLDINGS                                                      NET ASSETS
--------------------------------------------------------------------------------
Roche Holding, AG                                                        4.76%
UBS, AG                                                                  4.42%
EMI Group, PLC                                                           4.10%
HSBC Holdings, PLC                                                       3.96%
Samsung Electronics Company, Ltd.                                        3.91%
Sogecable, S.A.                                                          3.90%
News Corporation, Ltd., ADR                                              3.50%
Reed Elsevier, PLC                                                       2.96%
NTL, Inc.                                                                2.82%
Nissan Motor Co., Ltd.                                                   2.69%

                                                                      PERCENT OF
TOP TEN COUNTRIES                                                     NET ASSETS
--------------------------------------------------------------------------------
Japan                                                                   19.90%
United Kingdom                                                          14.59%
Switzerland                                                             13.27%
Hong Kong                                                                7.11%
France                                                                   6.26%
South Korea                                                              4.94%
Australia                                                                4.50%
Spain                                                                    3.90%
United States                                                            3.85%
Germany                                                                  3.61%

FOREIGN SECURITIES ARE SUBJECT TO HIGHER RISKS THAN DOMESTIC ISSUES INCLUDING CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY AND DIFFERENCES IN ACCOUNTING METHODS.

                                PORTFOLIO MANAGER
                         Marsico Capital Management, LLC
                                (Since 05/01/03)

                               JAMES G. GENDELMAN

               - Joined Marsico Capital Management, LLC in 2000
               - Bachelor's degree from Michigan State University
               - M.B.A. from University of Chicago

                              INVESTMENT OBJECTIVE
 The International Equity Portfolio's investment objective is long-term capital appreciation. The Portfolio will be "non-diversified" as defined in the
                         Investment Company Act of 1940.

                            NET ASSETS AS OF 06/30/04
                                   $35,091,874

     Marsico Capital Management, LLC began managing the JPVF International Equity Portfolio on May 1, 2003. The Portfolio had a total return of 5.12% for the six months ended June 30, 2004. For comparative purposes, the MSCI EAFE(R) Index had a total return of 4.56% over the same time period.

     The Portfolio was positively impacted by investments in several sectors, most notably Consumer Discretionary and Telecommunications. The Portfolio maintained substantial allocations to the Consumer Discretionary sector during the period, with media, automobiles, and durables industries being the primary areas of emphasis. Media positions (e.g., Sogecable and JC Decaux) and retailers (e.g., Esprit Holdings) were among the Portfolio's top performing positions. The Portfolio's investment results also were helped during the period by investments in Telecommunications positions Mobile Telesystems, China Telecom Corp., and KDDI Corp.

     Investments in Information Technology companies performed solidly overall, with AU Optronics Corp. and Samsung Electronics gaining 33% and 9%, respectively, during the period. In addition, the Portfolio's relatively underweighted investment posture in sectors such as Health Care and Materials contributed positively to relative investment results.

     "Blemishes" on performance during the period spanned several areas in which Portfolio gains did not match benchmark gains. The Portfolio's Industrials positions, in particular, lagged that of the industry benchmark. Ryanair Holdings and THK Co. posted negative returns during the period they were held in the Portfolio. (Ryanair Holdings was not held in the Portfolio as of June 30, 2004.) The Portfolio's underweight and stock selection in the Consumer Staples sector also detracted from performance.

     Country allocations, in aggregate, had a positive effect on the Portfolio's performance during the period, while currency-related effects were immaterial. The Portfolio's country allocations are typically determined by default; they are usually a function of our stock selection process. However, at certain points in time country positions can exert a material effect on performance. The Portfolio's stock selection in the UK, Russia, and Taiwan had a positive affect on Portfolio performance relative to the industry benchmark.

     As of June 30, 2004 the Portfolio's largest sector-related allocations encompassed Consumer Discretionary, Financials, Information Technology, Health Care, Industrials, and Energy. The Portfolio's largest country-level allocations at the quarter's close were in Japan, the United Kingdom, Switzerland, France, and Hong Kong.

[CHART]

            INTERNATIONAL EQUITY PORTFOLIO AND THE MSCI EAFE(R) INDEX
              Comparison of Change in Value of $10,000 Investment.

JPVF INTERNATIONAL EQUITY PORTFOLIO            MSCI EAFE
                                               COMPARE TO INTERNATIONAL EQUITY

           ACCOUNT                                          ACCOUNT
 DATE        VALUE                                 DATE      VALUE
01/01/98       10,000                            01/01/98       10,000
03/31/98       11,535                            03/31/98       11,430
06/30/98       11,604                            06/30/98       11,510
09/30/98       10,103                            09/30/98        9,835
12/31/98       12,166                            12/31/98       11,823
03/31/99       12,704                            03/31/99       11,945
06/30/99       13,091                            06/30/99       12,206
09/30/99       13,560                            09/30/99       12,698
12/31/99       16,124                            12/31/99       14,810
03/31/00       16,383                            03/31/00       14,752
06/30/00       15,112                            06/30/00       14,125
09/30/00       13,839                            09/30/00       12,946
12/31/00       12,304                            12/31/00       12,558
03/31/01       10,403                            03/31/01       10,796
06/30/01       10,612                            06/30/01       10,615
09/30/01        8,296                            09/30/01        9,129
12/31/01        9,477                            12/31/01        9,765
03/31/02        9,361                            03/31/02        9,815
06/30/02        8,881                            06/30/02        9,607
09/30/02        7,041                            09/30/02        7,711
12/31/02        7,317                            12/31/02        8,209
03/31/03        6,437                            03/31/03        7,535
06/30/03        7,664                            06/30/03        8,987
09/30/03        8,187                            09/30/03        9,717
12/31/03        9,613                            12/31/03       11,377
03/31/04       10,396                            03/31/04       11,871
06/30/04       10,105                            06/30/04       11,897

AVERAGE ANNUAL TOTAL RETURNS

                                                                               MSCI
                                                             INTERNATIONAL    EAFE(R)
                                                                 EQUITY        INDEX
YTD                                                               5.12%         4.56%
1 YEAR                                                           31.85%        32.37%
5 YEAR                                                           -5.04%         0.06%
INCEPTION                                                         0.16%         2.71%

                                 INCEPTION DATE
                                 JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the International Equity Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI EAFE(R) Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The MSCI EAFE(R) Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                         (UNAUDITED)
                                         SIX MONTHS        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         ENDED JUNE         DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                          30, 2004          31, 2003       31, 2002       31, 2001       31, 2000       31, 1999

  Net asset value, beginning of period  $       8.79      $       6.79   $       8.80   $      11.42   $      16.07   $      12.12

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  0.03              0.04           0.09          (0.01)          0.02          (0.01)
  Net gains and losses on securities
    (both realized and unrealized)              0.42              2.05          (2.10)         (2.61)         (3.55)          3.96
                                        ------------      ------------   ------------   ------------   ------------   ------------

      Total from investment operations          0.45              2.09          (2.01)         (2.62)         (3.53)          3.95

  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income         (0.02)            (0.09)
  Dividends in excess of net
    investment income
  Distributions from capital gains                                                                            (1.12)
  Distributions in excess of capital
    gains
                                        ------------      ------------   ------------   ------------   ------------   ------------

  Total distributions                          (0.02)            (0.09)          0.00           0.00          (1.12)          0.00

Net asset value, end of period          $       9.22      $       8.79   $       6.79   $       8.80   $      11.42   $      16.07
                                        ============      ============   ============   ============   ============   ============

Total Return (A):
  Total return before reimbursement             5.12%            30.91%(B)     (22.79%)       (22.98%)       (23.69%)        32.54%
  Total return after reimbursement              5.12%            31.38%(B)     (22.79%)       (22.98%)       (23.69%)        32.54%

Ratios to Average Net Assets:
  Expenses                                      1.28%(C)          1.29%          1.19%          1.17%          1.15%          1.25%
  Net investment income (loss)                  0.57%(C)          0.52%          0.49%          0.20%         (0.08%)        (0.05%)

Portfolio Turnover Rate                        65.23%           233.86%        141.40%         97.33%        142.62%         71.98%

Net Assets, At End of Period            $ 35,091,874      $ 33,188,626   $ 25,484,143   $ 32,172,905   $ 39,888,260   $ 35,640,381

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) In 2003, the Portfolio received a non-recurring reimbursement which was recorded as a capital contribution. Excluding the effect of this payment from the Portfolio's ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91% (see Note E).

(C)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--95.35%

AUSTRALIA--3.50%
News Corporation, Ltd., The, ADR                         34,711   $    1,229,464
                                                                  --------------

AUSTRIA--2.07%
Erste Bank der oestereichischen Sparkassen, AG            4,617          725,216
                                                                  --------------
BERMUDA--2.44%
Tyco International, Ltd.                                 25,863          857,100
                                                                  --------------

BRAZI--1.06%
Uniao de Bancos Brasileiros, SA, ADR                     18,827          372,210
                                                                  --------------

CANADA --1.14%
Shoppers Drug Mart Corp.+                                16,067          400,237
                                                                  --------------

CHINA--1.23%
China Telecom Corporation Ltd., ADR                      12,272          433,079
                                                                  --------------

FRANCE--6.26%
JC Decaux, SA+                                           20,355          435,630
Renault, SA                                              11,721          892,730
Total, SA                                                 4,556          868,628
                                                                  --------------
                                                                       2,196,988
                                                                  --------------

GERMANY--3.61%
Bayerische Motoren Werke (BMW), AG                        8,193          362,350
SAP, AG                                                   5,415          902,610
                                                                  --------------
                                                                       1,264,960
                                                                  --------------

HONG KONG--7.11%
ASM Pacific Technology, Ltd.                             96,000          360,009
Cathay Pacific Airways, Ltd.                            158,000          297,777
CNOOC, Ltd., ADR                                         12,289          525,355
Espirit Holdings, Ltd.                                   89,000          398,228
Shangri-La Asia, Ltd.                                   568,369          553,810
Sun Hung Kai Properties, Ltd.                            44,000          361,035
                                                                  --------------
                                                                       2,496,214
                                                                  --------------

HUNGARY--1.05%
OTP BANK RT., GDR, SERIES 144A++                          8,954          369,353
                                                                  --------------

INDIA--0.94%
ICICI Bank, Ltd., ADR                                    27,198          329,096
                                                                  --------------

JAPAN--19.90%
Canon, Inc.                                               7,000          368,877
DDI Corp.                                                   125          714,842
Ito-Yokado Company, Ltd.                                 13,000          556,385
Keyence Corp.                                             2,200          501,838
Mitsubishi Tokyo Financial Group, Inc.                      102          944,141
Nissan Motor Company, Ltd.                               85,000          944,920
Sony Corp.                                               19,100          719,434
THK Company, Ltd.                                        29,000          548,825
Yamada Denki Company, Ltd.                               15,600          581,882
YAMAHA Corp.                                             36,400          597,131
Yamato Transport Company, Ltd.                           31,000          505,989
                                                                  --------------
                                                                       6,984,264
                                                                  --------------

MEXICO--1.01%
Grupo Televisa, SA, ADR                                   7,830   $      354,464
                                                                  --------------

NETHERLANDS--1.54%
Koninklijke (Royal) Philips Electronics, NV              20,023          539,128
                                                                  --------------

RUSSIA--1.04%
Mobile Telesystems, ADR                                   2,988          364,536
                                                                  --------------

SOUTH KOREA--4.94%
Kookmin Bank+                                            11,720          364,126
Samsung Electronics Company, Ltd.                         3,320        1,370,524
                                                                  --------------
                                                                       1,734,650
                                                                  --------------

SPAIN--3.90%
Sogecable, SA+                                           33,938        1,368,834
                                                                  --------------

SWITZERLAND--13.27%
Roche Holding, AG                                        16,857        1,669,009
Syngenta, AG (Swiss Shares)+                              8,999          754,467
Synthes, Inc.                                             5,999          683,773
UBS, AG                                                  21,991        1,549,589
                                                                  --------------
                                                                       4,656,838
                                                                  --------------

TAIWAN--0.90%
AU Optronics Corp., ADR                                  19,222          314,089
                                                                  --------------

UNITED KINGDOM--14.59%
EMI Group, PLC                                          325,669        1,439,641
Golar LNG, Ltd.+                                         25,600          395,181
HSBC Holdings, PLC                                       93,351        1,388,245
Reed Elsevier, PLC                                      106,939        1,039,523
Royal Bank of Scotland Group, PLC                        29,773          857,445
                                                                  --------------
                                                                       5,120,035
                                                                  --------------

UNITED STATES--3.85%
NTL, Inc.+                                               17,170          989,335
Wynn Resorts, Ltd.+                                       9,347          361,075
                                                                  --------------
                                                                       1,350,410
                                                                  --------------

TOTAL COMMON STOCK
  (Cost $29,517,056)                                                  33,461,165
                                                                  --------------

PREFERRED STOCK--1.00%

AUSTRALIA--1.00%
News Corporation, Ltd., The, ADR                         10,600          348,528
                                                                  --------------

TOTAL PREFERRED STOCK
  (Cost $345,800)                                                        348,528
                                                                  --------------

TOTAL INVESTMENTS
  (Cost $29,862,856)                                      96.35%      33,809,693
Other assets, less liabilities                             3.65        1,282,181
                                                 --------------   --------------

TOTAL NET ASSETS                                         100.00%  $   35,091,874
                                                 ==============   ==============

+ NON-INCOME PRODUCING SECURITY.
++ SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITY ACT OF 1933
   (SEE NOTE H).
ADR - AMERICAN DEPOSITARY RECEIPT
GDR - GLOBAL DEPOSITARY RECEIPT
PLC - PUBLIC LIMITED COMPANY

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

[CHART]

Common Stock           96.52%
Preferred Stock         0.29%
Cash                    3.19%

                               NUMBER OF HOLDINGS

                                       106

                                                                      PERCENT OF
TOP TEN HOLDINGS                                                      NET ASSETS
--------------------------------------------------------------------------------
E.On, AG                                                                 1.81%
ENI, SPA                                                                 1.77%
Aventis, SA                                                              1.70%
Repsol, SA                                                               1.63%
BAE Systems, PLC                                                         1.57%
Samsung Electronics Company, Ltd.                                        1.55%
Telefonos de Mexico, SA de CV, ADR                                       1.50%
Nordea, AB                                                               1.46%
BASF, AG                                                                 1.43%
Bank of America Corp.                                                    1.42%

                                                                      PERCENT OF
TOP TEN HOLDINGS                                                      NET ASSETS
--------------------------------------------------------------------------------
United States                                                           20.25%
United Kingdom                                                          15.85%
Japan                                                                    8.13%
Germany                                                                  6.15%
Netherlands                                                              5.06%
France                                                                   4.84%
Sweden                                                                   4.33%
Spain                                                                    3.79%
South Korea                                                              3.64%
Bermuda                                                                  3.29%

The FOREIGN SECURITIES ARE SUBJECT TO HIGHER RISKS THAN DOMESTIC ISSUES INCLUDING CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY AND DIFFERENCES IN ACCOUNTING METHODS.

                                PORTFOLIO MANAGER
                        Templeton Investment Counsel, LLC

                               PETER A. NORI, CFA
                            EXECUTIVE VICE PRESIDENT
               - Joined Templeton Investment Counsel, LLC in 1994
               - B.S. from University of San Francisco
               - M.B.A. from University of San Francisco
               - Chartered Financial Analyst

                              INVESTMENT OBJECTIVE
    The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

                            NET ASSETS AS OF 06/30/04
                                  $115,817,540

     The first half of 2004 began with an extended rally in global equity markets that began almost one year earlier, underpinned by unusually low interest rates across the globe and investor optimism about a global economic recovery. As the months progressed, however, investor attention centered on interest rates, oil prices, a possible slowdown in China's economy, and potentially higher inflation in the United States. These factors, along with fears surrounding the transition of power in Iraq and possible terrorism, overshadowed positive global trends in employment, corporate profits, and economic growth. As investors considered the likely ramifications of slower economic growth in China, many Asian stocks came under pressure, resulting in double-digit declines in the local stock market indices of China, Taiwan, and South Korea in the second quarter. The Russian and Brazilian indices also experienced similar declines. Russia reacted to what some investors considered political interference in the markets after the troubles of oil company Yukos. Debt-burdened Brazil faced the double hurdles of decreased demand from Asia and higher interest rates. However, the investment returns from these few markets were hardly typical.

     Although most stock markets traded nervously in the second quarter, their indices did not move significantly in either direction, a pattern also visible throughout the first half of the year. Excluding the Nikkei 225 Stock Average, which rose 11% in the six-months ended June 30, 2004, most major indices delivered a relatively flat performance in that period. This might not be ideal from an investment standpoint, but we do not believe it should be regarded as a big disappointment either. Consider the strong performance of equity markets in 2003, and the inherent danger of rapidly growing asset values-as in the late 1990s-and a different picture emerges. If the global economy stays on track, inflation remains relatively subdued, and corporate profits hold their own, the modest equity-market performance in this year's first half could be a preamble for more sustained growth in global markets over the next few quarters.

     Against this macroeconomic environment, the JPVF World Growth Stock Portfolio benefited from strong stock selection in the electronic technology, industrials and consumer discretionary sectors relative to the MSCI(SM) World Index. Holdings in Check Point Software Technologies in Israel; Celestica in Canada; Toys R Us, Inc. in the United States; BAE Systems PLC, Marks and Spencer Group and Rolls-Royce Group in the United Kingdom; all appreciated by greater than 20% during the period. The

Portfolio also benefited from its overweight exposure to Europe, with outperforming stock selection in the United Kingdom, France, Finland, and Spain. The Portfolio's performance was offset by our underweight exposure relative to the benchmark in the Consumer Staples and Financials sectors.

     From our bottom-up perspective, we have noticed that many companies used the period of record low interest rates to restructure debt and improve their balance sheets. Many of these companies have accumulated cash and as a result are now in a position to reinvest in their businesses in order to grow organically. Their willingness to spend (some have already done so) is consistent with the shift from consumer to corporate spending that some industry surveys have concluded is currently underway in the U.S., Asia, and-to a lesser degree-in Europe.

     Recent evidence suggests that most major industrial economies are on a healthy path toward economic expansion, underpinned by gains in employment and domestic demand. Of these, Japan recorded the strongest rebound over the past two quarters. After a decade-plus slump, the Japanese economy appears to be coming out of deflation. While export growth has been important, stronger domestic demand spurred by rising business spending has also contributed. However, orders growth has not been as strong as during prior capex booms in Japan. Additional data points should clarify whether a new capex cycle is underway. In our view, the recent merger and acquisition activity among banks and the repayment of public debt underscore capital improvements in the sector. In addition, equity risk exposure has been significantly reduced over the past couple of years. With some exceptions, it is quite possible that problems with non-performing loans in Japan are now past their peak. Balance sheets for several banks appear to be in more reasonable shape than they have been in years.

     The global recovery from Eastern Europe to the U.S. to China has boosted exports. In Europe this has been the main driver in the recovery. In April, German exports increased at the fastest pace in twenty months. However, this year Europe's largest economy has suffered from rising unemployment and record-high oil prices and this has deterred personal consumption. More recently, a more optimistic outlook appeared to be emerging, as many Germans said that they are planning to increase purchases in the coming months, reflecting greater confidence in the employment situation and the health of the overall economy. The addition in May of ten Central European countries to the European Community should intensify competition in the area and, with hope, expedite much needed reform in the Western European labor market.

     It appears that the synchronized global economic recovery we have discussed over the past few quarters remains on track. Given higher global GDP growth and rising energy prices, it is not surprising that inflationary pressures have increased. This has resulted in the Fed altering its monetary stance by beginning to raise short-term interest rates from their historically low levels. While rising rates will impact the economy, it is likely that factors such as greater consumer and business spending and continued productivity gains will provide an effective offset. Importantly, we expect the outlook for corporate profits to remain healthy.

     We are cautiously optimistic that the underlying fundamentals for the global economy should remain positive for corporations and equity investments. At Templeton, we will continue performing our research around global sectors, adhering to our patient bottom-up investment approach, and managing portfolios in our clients' best interest.

[CHART]

                        WORLD GROWTH STOCK PORTFOLIO AND
                             THE MSCI WORLD INDEX(SM)
              Comparison of Change in Value of $10,000 Investment.

JPVF WORLD GROWTH STOCK PORTFOLIO           MSCI WORLD INDEX
                                            COMPARE TO WORLD GROWTH STOCK PORTFOLIO

           ACCOUNT                                      ACCOUNT
 DATE       VALUE                            DATE        VALUE
08/01/85       10,000                      08/01/85       10,000
09/30/85        9,112                      09/30/85       10,137
12/31/85       10,526                      12/31/85       11,822
03/31/86       12,932                      03/31/86       14,371
06/30/86       12,715                      06/30/86       15,328
09/30/86       12,765                      09/30/86       16,146
12/31/86       13,449                      12/31/86       16,882
03/31/87       14,918                      03/31/87       20,707
06/30/87       14,999                      06/30/87       21,951
09/30/87       16,167                      09/30/87       23,311
12/31/87       12,408                      12/31/87       19,712
03/31/88       13,855                      03/31/88       22,022
06/30/88       14,352                      06/30/88       21,836
09/30/88       14,141                      09/30/88       21,928
12/31/88       14,034                      12/31/88       24,433
03/31/89       15,373                      03/31/89       25,008
06/30/89       15,862                      06/30/89       24,689
09/30/89       18,247                      09/30/89       27,584
12/31/89       18,041                      12/31/89       28,634
03/31/90       17,244                      03/31/90       24,562
06/30/90       18,671                      06/30/90       26,580
09/30/90       15,554                      09/30/90       21,760
12/31/90       16,176                      12/31/90       23,904
03/31/91       17,797                      03/31/91       26,288
06/30/91       17,325                      06/30/91       25,434
09/30/91       18,848                      09/30/91       27,260
12/31/91       19,812                      12/31/91       28,439
03/31/92       19,777                      03/31/92       26,152
06/30/92       20,910                      06/30/92       26,660
09/30/92       20,281                      09/30/92       27,143
12/31/92       21,015                      12/31/92       27,114
03/31/93       22,440                      03/31/93       29,479
06/30/93       23,314                      06/30/93       31,306
09/30/93       25,138                      09/30/93       32,814
12/31/93       28,104                      12/31/93       33,384
03/31/94       27,156                      03/31/94       33,628
06/30/94       26,728                      06/30/94       34,678
09/30/94       28,551                      09/30/94       35,464
12/31/94       27,248                      12/31/94       35,248
03/31/95       27,603                      03/31/95       36,944
06/30/95       29,865                      06/30/95       38,568
09/30/95       31,357                      09/30/95       40,772
12/31/95       31,703                      12/31/95       42,762
03/31/96       33,105                      03/31/96       44,543
06/30/96       34,373                      06/30/96       45,880
09/30/96       34,737                      09/30/96       46,568
12/31/96       37,795                      12/31/96       48,757
03/31/97       38,862                      03/31/97       48,935
06/30/97       43,136                      06/30/97       56,368
09/30/97       47,062                      09/30/97       58,029
12/31/97       43,588                      12/31/97       56,656
03/31/98       48,979                      03/31/98       64,769
06/30/98       47,104                      06/30/98       66,084
09/30/98       39,514                      09/30/98       58,160
12/31/98       44,831                      12/31/98       70,223
03/31/99       44,840                      03/31/99       72,518
06/30/99       50,285                      06/30/99       75,767
09/30/99       49,060                      09/30/99       74,433
12/31/99       54,181                      12/31/99       86,767
03/31/00       56,309                      03/31/00       87,442
06/30/00       56,459                      06/30/00       84,131
09/30/00       54,294                      09/30/00       79,705
12/31/00       55,013                      12/31/00       74,576
03/31/01       51,138                      03/31/01       64,807
06/30/01       53,480                      06/30/01       66,246
09/30/01       46,314                      09/30/01       56,726
12/31/01       51,482                      12/31/01       61,599
03/31/02       51,853                      03/31/02       61,808
06/30/02       49,774                      06/30/02       56,165
09/30/02       40,624                      09/30/02       45,842
12/31/02       42,900                      12/31/02       49,344
03/31/03       39,625                      03/31/03       46,848
06/30/03       46,759                      06/30/03       54,830
09/30/03       49,545                      09/30/03       57,484
12/31/03       57,524                      12/31/03       65,681
03/31/04       59,317                      03/31/04       67,402
06/30/04       59,969                      06/30/04       67,989

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                     WORLD    MSCI
                                                                     GROWTH   WORLD
                                                                     STOCK   INDEX(SM)
YTD                                                                   4.25%    3.52%
1 YEAR                                                               28.25%   24.00%
5 YEAR                                                                3.58%   -1.70%
10 YEAR                                                               8.41%    7.13%
INCEPTION                                                             9.93%   10.66%

                                 INCEPTION DATE
                                 AUGUST 1, 1985

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index(SM). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The MSCI World Index(SM) is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO
MANAGEMENT.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                         (UNAUDITED)
                                         SIX MONTHS        YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                         ENDED JUNE         DECEMBER      DECEMBER        DECEMBER       DECEMBER        DECEMBER
                                          30, 2004          31, 2003      31, 2002        31, 2001       31, 2000        31, 1999
  Net asset value, beginning of period $       22.08     $       16.83  $      20.42   $       25.75   $       26.08  $       21.90

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                         0.27              0.29          0.24            0.26            0.33           0.41
  Net gains and losses on securities
    (both realized and unrealized)              0.67              5.30         (3.61)          (1.94)           0.09           4.10
                                       -------------     -------------  ------------   -------------   -------------  -------------

    Total from investment operations            0.94              5.59         (3.37)          (1.68)           0.42           4.51

  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income         (0.26)            (0.34)        (0.22)          (0.39)          (0.36)         (0.07)
  Dividends in excess of net
    investment income
  Distributions from capital gains                                                             (3.26)          (0.39)         (0.26)
  Distributions in excess of capital
    gains
                                       -------------     -------------  ------------   -------------   -------------  -------------

  Total Distributions                          (0.26)            (0.34)        (0.22)          (3.65)          (0.75)         (0.33)

Net asset value, end of period         $       22.76     $       22.08  $      16.83   $       20.42   $       25.75  $       26.08
                                       =============     =============  ============   =============   =============  =============

Total Return (A)                                4.25%            34.09%       (16.67%)         (6.42%)          1.54%         20.86%

Ratios to Average Net Assets:
  Expenses                                      0.89%(B)          0.89%         0.85%           0.86%           0.85%          0.88%
  Net investment income                         2.32%(B)          1.57%         1.24%           1.21%           1.42%          1.73%

Portfolio Turnover Rate                        10.49%            25.27%        10.02%          28.49%          51.56%         24.80%

Net Assets, At End of Period           $ 115,817,540     $ 115,061,953  $ 95,116,449   $ 118,895,577   $ 132,977,195  $ 133,027,008

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--96.27%

AUSTRALIA--1.68%
AMP, Ltd.                                               127,627   $      562,786
John Fairfax Holdings, Ltd.                             533,300        1,385,726
                                                                  --------------
                                                                       1,948,512
                                                                  --------------

BERMUDA--3.29%
Accenture, Ltd.+                                         47,600        1,308,048
Ace, Ltd.                                                32,000        1,352,960
XL Capital, Ltd.                                         15,300        1,154,538
                                                                  --------------
                                                                       3,815,546
                                                                  --------------

CANADA--2.71%
Alcan, Inc. (Canada)                                     16,400          675,179
Alcan, Inc. (France)                                      9,320          381,804
BCE, Inc.                                                59,880        1,192,419
Celestica, Inc.+                                         44,660          889,003
                                                                  --------------
                                                                       3,138,405
                                                                  --------------

FINLAND--3.01%
KCI Konecranes Oyj                                       36,700        1,361,905
Stora Enso Oyj, Class R                                  93,800        1,272,503
UPM-Kymmene Oyj                                          45,050          857,260
                                                                  --------------
                                                                       3,491,668
                                                                  --------------

FRANCE--4.84%
Accor, SA                                                12,970          547,426
Aventis, SA                                              26,120        1,971,950
Axa                                                      38,470          847,192
Suez, SA                                                 29,000          603,711
Total, SA                                                 8,600        1,639,640
                                                                  --------------
                                                                       5,609,919
                                                                  --------------

GERMANY--6.15%
BASF, AG                                                 31,000        1,661,455
Bayer, AG                                                33,400          963,110
Deutsche Post, AG                                        70,300        1,515,654
E.On, AG                                                 29,160        2,100,343
Volkswagen, AG                                           21,000          886,604
                                                                  --------------
                                                                       7,127,166
                                                                  --------------

HONG KONG--2.57%
Cheung Kong (Holdings), Ltd.                             73,000          538,155
China Mobile (Hong Kong), Ltd., ADR                      37,600          570,016
Hutchison Whampoa, Ltd.                                 160,800        1,097,797
Swire Pacific, Ltd.                                     118,500          767,231
                                                                  --------------
                                                                       2,973,199
                                                                  --------------

ISRAEL--0.63%
Check Point Software Technologies, Ltd.+                 26,840          724,412
                                                                  --------------

ITALY--2.95%
ENI, SPA                                                103,200        2,049,184
Riunione Adriatica di Sicurta, SPA                       75,700        1,373,266
                                                                  --------------
                                                                       3,422,450
                                                                  --------------

JAPAN--8.13%
DENSO Corp.                                              41,800   $      973,028
East Japan Railway Co.                                      170          953,489
Hitachi, Ltd.                                           188,000        1,293,938
NEC Corp.                                                94,000          661,614
Nintendo Company, Ltd.                                   13,600        1,576,685
Nippon Telegraph & Telephone Corp.                          225        1,202,172
Nomura Holdings, Inc.                                    56,000          828,850
Ono Pharmaceutical Company, Ltd.                         13,200          620,593
Sony Corp.                                               31,300        1,178,967
Takeda Chemical Industries, Ltd.                          2,900          127,306
                                                                  --------------
                                                                       9,416,642
                                                                  --------------

MEXICO--1.50%
Telefonos de Mexico, SA de CV, ADR                       52,100        1,733,367
                                                                  --------------

NETHERLANDS--5.06%
Akzo Nobel, NV                                           26,270          966,227
ING Groep, NV                                            56,540        1,334,561
Koninklijke (Royal) Philips Electronics, NV              47,400        1,276,265
Reed Elsevier, NV                                        94,800        1,331,052
Wolters Kluwer, NV, CVA                                  52,470          952,491
                                                                  --------------
                                                                       5,860,596
                                                                  --------------

NEW ZEALAND--0.73%
Telecom Corporation of New Zealand, Ltd.                226,500          845,761
                                                                  --------------

NORWAY--0.75%
Telenor, ASA                                            124,900          868,525
                                                                  --------------

PORTUGAL--1.10%
Portugal Telecom, SGPS, SA                              118,240        1,276,054
                                                                  --------------

SINGAPORE--0.49%
DBS Group Holdings, Ltd.                                 67,337          562,933
                                                                  --------------

SOUTH KOREA--3.64%
Kookmin Bank+                                            20,650          641,571
KT Corp., ADR                                            51,580          930,503
Samsung Electronics Company, Ltd.                         4,340        1,791,588
SK Telecom Company, Ltd., ADR                            40,600          852,194
                                                                  --------------
                                                                       4,215,856
                                                                  --------------

SPAIN--3.79%
Iberdrola, SA                                            72,900        1,538,892
Repsol, SA                                               86,000        1,883,441
Telefonica, SA                                           65,100          962,362
                                                                  --------------
                                                                       4,384,695
                                                                  --------------

SWEDEN--4.33%
Ainax, AB+                                                2,309           75,863
Autoliv, Inc., SDR                                       22,200          926,842
Nordea, AB                                              235,500        1,695,988
Securitas, AB, Class B                                   86,240        1,076,140
Volvo, AB, Series B                                      35,800        1,245,135
                                                                  --------------
                                                                       5,019,968
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

SWITZERLAND--2.38%
Nestle, SA                                                2,280   $      608,049
Swiss Re                                                 13,400          870,401
UBS, AG                                                  18,210        1,283,162
                                                                  --------------
                                                                       2,761,612
                                                                  --------------

TAIWAN--0.42%
Chunghwa Telecom Company, Ltd., ADR                      27,600          486,864
                                                                  --------------

UNITED KINGDOM--15.85%
Abbey National, PLC                                     137,800        1,282,660
BAE Systems, PLC                                        457,500        1,819,130
BHP Billiton, PLC                                       172,821        1,499,725
BP Amoco, PLC, ADR                                       11,700          626,769
Brambles Industries, PLC                                358,520        1,384,925
Cadbury Schweppes, PLC                                  168,510        1,453,911
GlaxoSmithKline, PLC                                     52,500        1,062,568
HSBC Holdings, PLC                                       68,000        1,024,385
Lloyds TSB Group, PLC                                   110,300          863,657
Pearson, PLC                                             61,270          744,485
Rentokil Initial, PLC                                   324,500          850,385
Shell Transport & Trading Company, PLC                  157,100        1,152,466
Shire Pharmaceuticals Group, PLC+                       131,420        1,147,601
Smiths Group, PLC                                        84,420        1,142,900
Standard Chartered, PLC                                  39,150          637,590
Unilever, PLC                                           115,320        1,131,449
Vodafone Group, PLC, ADR                                 24,300          537,030
                                                                  --------------
                                                                      18,361,636
                                                                  --------------

UNITED STATES--20.25%
Abbott Laboratories                                      39,600        1,614,096
AmerisourceBergen Corp.                                  15,900          950,502
Aon Corp.                                                36,300        1,033,461
Bank of America Corp.                                    19,400        1,641,628
BMC Software, Inc.+                                      82,440        1,525,140
Bristol-Myers Squibb Co.                                 47,830        1,171,835
Cadence Design Systems, Inc.+                            56,630   $      828,497
CIGNA Corp.                                              10,500          722,505
DirecTV Group, Inc., The+                                63,500        1,085,850
Dow Chemical Co., The                                    40,060        1,630,442
Electronic Data Systems Corp.                            22,260          426,279
Gartner Group, Inc., Class B+                           110,000        1,417,900
Hospira, Inc.+                                            3,960          109,296
King Pharmaceuticals, Inc.+                              54,860          628,147
Kraft Foods, Inc.                                        45,900        1,454,112
Maxtor Corp.+                                            62,500          414,375
Morgan Stanley                                           10,420          549,863
R.R. Donnelley & Sons Co.                                31,880        1,052,678
Target Corp.                                             29,960        1,272,401
Temple-Inland, Inc.                                      17,330        1,200,103
Tenet Healthcare Corp.+                                  82,800        1,110,348
Time Warner, Inc.+                                       30,000          527,400
Toys "R" Us, Inc.+                                       67,980        1,086,320
                                                                  --------------
                                                                      23,453,178
                                                                  --------------

TOTAL COMMON STOCK
  (Cost $ 94,750,796)                                                111,498,964
                                                                  --------------

PREFERRED STOCK--0.29%

BRAZIL--0.29%
Companhia Vale do Rio Doce, (CVRD), ADR                   8,600          336,260
                                                                  --------------

TOTAL PREFERRED STOCK
  (Cost $ 206,830)                                                       336,260
                                                                  --------------

TOTAL INVESTMENTS
  (Cost $ 94,957,626)                                     96.56%     111,835,224
Other assets, less liabilities                             3.44        3,982,316
                                                 --------------   --------------

TOTAL NET ASSETS                                         100.00%  $  115,817,540
                                                 ==============   ==============

+ NON-INCOME PRODUCING SECURITY.
ADR - AMERICAN DEPOSITARY RECEIPT
PLC - PUBLIC LIMITED COMPANY
SDR - SWEDISH DEPOSITARY RECEIPT

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

[CHART]

Corporate Bonds              94.28%
Short-Term Investments        4.43%
Equities                      1.21%
Cash                          0.08%

                               NUMBER OF HOLDINGS

                                       346

                                                                      PERCENT OF
PORTFOLIO QUALITY                                                     NET ASSETS
--------------------------------------------------------------------------------
AAA                                                                     4.35%
BBB                                                                     1.02%
BB                                                                     18.74%
B                                                                      48.18%
CCC                                                                    16.89%
CC                                                                      2.41%
Not Rated                                                               5.12%

 Dollar Weighted
  Average Maturity      7.6 years

                                                                      PERCENT OF
TOP TEN HOLDINGS+                                                     NET ASSETS
--------------------------------------------------------------------------------
Qwest Services Corp.,
  Series 144A, 13.500%,
  due 12/15/10                                                           1.65%
Allied Waste North
  America, Inc., Series 144A,
  6.500%, due 11/15/10                                                   1.64%
Nextel Communications, Inc.,
  7.375%, due 08/01/15                                                   1.53%
Charter Communications
  Holdings, LLC,
  8.625%, due 04/01/09                                                   1.25%
HCA, Inc., 7.875%, due 02/01/11                                          1.03%
Georgia Pacific Corp.,
  9.375%, due 02/01/13                                                   0.96%
Johnsondiversey, Inc., Series B,
  9.625%, due 5/15/12                                                    0.87%
Rite Aid Corp.,
  9.250%, due 06/01/13                                                   0.76%
Crown Holdings, Inc.,
  10.875%, due 3/01/13                                                   0.74%
Calpine Corp., Series 144A,
  8.750%, due 07/15/13                                                   0.71%

  +Short-term investments excluded.

THIS PORTFOLIO CARRIES A HIGHER DEGREE OF RISK THAN OTHER BOND PORTFOLIOS BECAUSE IT INVESTS IN LOWER GRADE ISSUES.

                                PORTFOLIO MANAGER
                    Massachusetts Financial Services Company

                               JOHN F. ADDEO, CFA*
                                 VICE PRESIDENT

            - Joined Massachusetts Financial Services Company in 1998
            - B.S. from Siena College
            - Chartered Financial Analyst

                              INVESTMENT OBJECTIVE

     The High Yield Bond Portfolio seeks a high level of current income. The Portfolio will seek to achieve its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

                            NET ASSETS AS OF 06/30/04
                                   $20,781,419

*EFFECTIVE APRIL 7, 2004, THE PORTFOLIO MANAGER CHANGED FROM BERNARD SCOZZAFAVA
                                TO JOHN F. ADDEO.

MARKET ENVIRONMENT

     The six months ended June 30, 2004 were a volatile period for the fixed-income markets, marked by rapid movements in interest rates and divergent returns across different bond sectors. Interest rates remained very low early in the period, then rose dramatically in April, as a series of strong jobs reports from the U.S. Department of Labor signaled the economy was in full recovery and investors expected interest rates to rise. The Federal Reserve Board supported this view by raising rates by 0.25% on June 30, a move widely believed to be the first in a series of increases upcoming in 2004.

     The high-yield bond market began the year with very strong performance, as cash flowed rapidly into the sector. Mixed economic reports and a large new issue calendar dampened this enthusiasm in February, and rising interest rates applied further pressure in the second quarter. As interest rates rose during the period, cash flows reversed, and capital flowed out of the high-yield sector. Year to date, high-yield securities outperformed U.S. Treasuries and investment-grade bonds, as the higher coupons provided some protection against rising rates. Rising rates also conspired to impact emerging-market bonds, with an April sell off erasing many gains in that sector.

DETRACTORS FROM PERFORMANCE

     The JPVF High Yield Bond Portfolio's underperformance versus its benchmark was attributable in part to our avoidance of several volatile sectors of the high-yield market, including textiles and finance companies, which rallied strongly during the period. Several specific holdings also detracted from relative performance, including Dobson Communications, a regional wireless services provider that was hampered by slower-than-expected subscriber growth. Another laggard was bankrupt textile manufacturer WestPoint Stevens, whose financial situation deteriorated further during the period, sending the price of its bonds lower.

CONTRIBUTORS TO PERFORMANCE

     The Portfolio's relative performance was helped by an underweighted position in utilities and by an overweighting in the securities of media companies. Among the holdings contributing to performance was IMC Global, a provider of nutrients for the agricultural industry and ingredients for the animal feed industry. During the period Cargill Crop Nutrition, whose bonds carried an investment-grade rating, announced its intention to acquire IMC Global, boosting the price of the latter's bonds. Also aiding the Portfolio's relative performance was newspaper chain Hollinger International, as proceeds from the ongoing sale of the company continued to support the bonds amid management turmoil.

[CHART]

                            HIGH YIELD BOND PORTFOLIO
                   AND THE LEHMAN BROS. HIGH YIELD BOND INDEX
              Comparison of Change in Value of $10,000 Investment.

JPVF HIGH YIELD BOND PORTFOLIO           LEHMAN BROS. HIGH YIELD
                                         COMPARE TO HIGH YIELD BOND

           ACCOUNT                                   ACCOUNT
  DATE      VALUE                           DATE      VALUE
01/01/98       10,000                     01/01/98       10,000
03/31/98       10,289                     03/31/98       10,336
06/30/98       10,387                     06/30/98       10,450
09/30/98        9,640                     09/30/98        9,975
12/31/98       10,089                     12/31/98       10,187
03/31/99       10,537                     03/31/99       10,375
06/30/99       10,470                     06/30/99       10,410
09/30/99       10,338                     09/30/99       10,263
12/31/99       10,572                     12/31/99       10,430
03/31/00       10,524                     03/31/00       10,186
06/30/00       10,529                     06/30/00       10,303
09/30/00       10,392                     09/30/00       10,362
12/31/00        9,735                     12/31/00        9,819
03/31/01       10,294                     03/31/01       10,443
06/30/01       10,033                     06/30/01       10,204
09/30/01        9,439                     09/30/01        9,772
12/31/01       10,069                     12/31/01       10,337
03/31/02       10,144                     03/31/02       10,511
06/30/02        9,951                     06/30/02        9,837
09/30/02        9,827                     09/30/02        9,549
12/31/02       10,283                     12/31/02       10,193
03/31/03       10,716                     03/31/03       10,968
06/30/03       11,401                     06/30/03       12,077
09/30/03       11,665                     09/30/03       12,412
12/31/03       12,290                     12/31/03       13,145
03/31/04       12,456                     03/31/04       13,453
06/30/04       12,378                     06/30/04       13,324

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                LEHMAN
                                                     HIGH     BROS. HIGH
                                                     YIELD    YIELD BOND
                                                     BOND       INDEX
YTD                                                  0.72%          1.36%
1 YEAR                                               8.57%         10.32%
5 YEAR                                               3.40%          5.06%
INCEPTION                                            3.34%          4.51%

                                 INCEPTION DATE
                                 JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Brothers High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Lehman Brothers High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                          (UNAUDITED)
                                          SIX MONTHS        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          ENDED JUNE         DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                           30, 2004          31, 2003       31, 2002       31, 2001       31, 2000       31, 1999
Net asset value, beginning of period     $       8.20      $       7.35   $       7.19   $       7.70   $       9.19   $       9.49

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            0.28              0.52           0.53           0.77           0.76           0.75
Net gains and losses on securities
  (both realized and unrealized)                (0.22)             0.83          (0.37)         (0.51)         (1.49)         (0.30)
                                         ------------      ------------   ------------   ------------   ------------   ------------

  Total from investment operations               0.06              1.35           0.16           0.26          (0.73)          0.45

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income            (0.56)            (0.50)                        (0.77)         (0.76)         (0.75)
Dividends in excess of net
  investment income
Distributions from capital gains
Distributions in excess of capital gains
                                         ------------      ------------   ------------   ------------   ------------   ------------

Total distributions                             (0.56)            (0.50)          0.00          (0.77)         (0.76)         (0.75)

Net asset value, end of period           $       7.70      $       8.20   $       7.35   $       7.19   $       7.70   $       9.19
                                         ============      ============   ============   ============   ============   ============

Total Return (A)                                 0.72%            19.52%          2.13%          3.43%         (7.92%)         4.79%

Ratios to Average Net Assets:
 Expenses                                        1.13% (B)         1.13%          1.16%          1.11%          1.17%          1.15%
 Net investment income                           7.26% (B)         7.30%          7.79%          8.65%          8.50%          7.58%

Portfolio Turnover Rate                         38.45%            73.91%         59.65%         58.23%         38.15%         43.44%

Net Assets, At End of Period             $ 20,781,419      $ 21,423,675   $ 15,808,770   $ 13,842,770   $  9,265,526   $  9,401,814

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                  SHARES    MARKET VALUE
--------------------------------------------------------------------------------
 COMMON STOCK--0.90%

AUTOMOTIVE PARTS & EQUIPMENT--0.18%
Hayes Lemmerz International, Inc.+                        2,431   $       36,708
                                                                  --------------
CHEMICALS--0.00%
Sterling Chemicals, Inc.+                                     4               96
                                                                  --------------
MACHINERY--0.04 %
Thermadyne Holdings Corp.+                                  558            7,812
                                                                  --------------
MINING & METALS -
  FERROUS & NONFERROUS--0.00%
Oxford Automotive, Inc.+^                                    12                0
                                                                  --------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES--0.05%
Completel Europe, NV+                                       407           11,389
                                                                  --------------
TELECOMMUNICATIONS - INTEGRATED--0.39%
Jazztel, PLC+                                             9,093            2,876
Manitoba Telecom Services, Inc., Class B+                   181            6,079
MCI, Inc.+                                                2,217           31,260
NTL, Inc.+                                                  723           41,659
                                                                  --------------
                                                                          81,874
                                                                  --------------
TELECOMMUNICATIONS - WIRELINE--0.01%
Versatel Telecom International, NV+                         660            1,285
                                                                  --------------
UTILITIES - ELECTRIC & GAS--0.23 %
DPL, Inc.                                                 2,466           47,890
                                                                  --------------
TOTAL COMMON STOCK
  (Cost $212,851)                                                        187,054
                                                                  --------------

 PREFERRED STOCK--0.27%

AUTOMOTIVE PARTS & EQUIPMENT--0.00%
HLI Operating, Inc.+                                          8              720
                                                                  --------------
PUBLISHING & PRINTING--0.27%
PRIMEDIA, Inc., Series H, 8.625%, due 04/01/10              650           55,900
                                                                  --------------
TELECOMMUNICATIONS - INTEGRATED--0.00%
PTV, Inc., 10.000%, due 01/10/23                              2               15
                                                                  --------------
TOTAL PREFERRED STOCK
  (Cost $64,410)                                                          56,635
                                                                  --------------

 RIGHTS AND WARRANTS--0.01%

BROADCASTING--0.01%
Ono Finance, PLC, Series 144A,
  Equity Value Certificate, exp. 05/31/09+ ++^              105                0
XM Satellite Radio, Inc., Warrants, exp. 03/15/10+           35            1,925
                                                                  --------------
                                                                           1,925
                                                                  --------------
CHEMICALS--0.00%
Sterling Chemicals, Inc., Warrants, exp. 12/31/08+^           7                0
                                                                  --------------
MACHINERY--0.00%
Thermadyne Holdings Corp.,
  Series B, Warrants, exp. 06/23/06+^                       101   $           35
                                                                  --------------
PACKAGING & CONTAINERS--0.00%
Pliant Corp., Series 144A, Warrants,
  exp. 06/01/10+ ++*                                         20                0
                                                                  --------------
TELECOMMUNICATIONS - INTEGRATED--0.00%
Jazztel, PLC, Series 144A, Warrants,
  exp. 04/01/09+ ++^                                         40                0
                                                                  --------------
TELECOMMUNICATIONS - WIRELINE--0.00%
GT Group Telecom, Inc., Series 144A,
  Warrants, exp. 02/01/10+ ++^                              100                0
Versatel Telecom International, NV,
  Warrants, exp. 10/04/04+                                  660               64
                                                                  --------------
                                                                              64
                                                                  --------------
TOTAL RIGHTS AND WARRANTS
  (Cost $10,830)                                                           2,024
                                                                  --------------

                                                PRINCIPAL VALUE
                                                ---------------
 CORPORATE BONDS--81.64%

ADVERTISING--0.38%
Lamar Media Corp., 7.250%, due 01/01/13          $       50,000           50,875
R.H. Donnelly Corp., 10.875%, due 12/15/12               25,000           29,000
                                                                  --------------
                                                                          79,875
                                                                  --------------
AEROSPACE & DEFENSE--1.20%
Argo-Tech Corp., Series 144A,
  9.250%, due 06/01/11 ++*                               60,000           61,800
BE Aerospace, Inc., 9.500%,
  due 11/01/08                                           10,000            9,650
BE Aerospace, Inc., Series B, 8.875%,
  due 05/01/11                                           80,000           74,400
K&F Industries, Inc., Series B, 9.250%,
  due 10/15/07                                           11,000           11,330
K&F Industries, Inc., Series B, 9.625%,
  due 12/15/10                                           55,000           60,294
L-3 Communications Corp., 7.625%,
  due 06/15/12                                           30,000           31,650
                                                                  --------------
                                                                         249,124
                                                                  --------------
AGRICULTURAL OPERATIONS--0.69%
IMC Global, Inc., 10.875%, due 8/01/13                   70,000           83,475
Seminis, Inc., 10.250%, due 10/1/13                      55,000           59,813
                                                                  --------------
                                                                         143,288
                                                                  --------------
AIRLINES--0.06%
Delta Air Lines, Inc., Series 2000-1,
  Class B, 7.920%, due 11/18/10                          20,000           13,095
                                                                  --------------

                       See notes to financial statements.

COMPANY                                                       PRINCIPAL VALUE    MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

ASSET-BACKED SECURITIES--0.55%
Continental Airlines, Inc., Series 974B,
  6.900%, due 01/02/17                                         $       18,985   $       14,650
Continental Airlines, Inc., Series 981B,
  6.748%, due 03/15/17                                                 18,587           14,146
Continental Airlines, Inc., Series 991B,
  6.795%, due 08/02/18                                                 52,064           40,712
Continental Airlines, Inc., Series 99-2,
  7.566%, due 03/15/20                                                 58,357           45,716
                                                                                --------------
                                                                                       115,224
                                                                                --------------
AUTOMOTIVE PARTS & EQUIPMENT--2.90%
Advanced Accessory Systems, LLC,
  10.750%, due 06/15/11                                                40,000           38,800
ArvinMeritor, Inc., 8.750%, due 03/01/12                                5,000            5,425
Dana Corp., 6.500%, due 03/01/09                                       50,000           52,000
Dana Corp., 10.125%, due 03/15/10                                      15,000           16,988
Dana Corp., 7.000%, due 03/01/29                                       80,000           76,800
Delco Remy International, Inc.,
  Series 144A, 9.375%, due 04/15/12 ++*                                25,000           24,313
Dura Operating Corp., Series D,
  9.000%, due 05/01/09                                                 35,000           34,300
Eagle-Picher Industries, Inc., 9.750%, due 09/01/13                    35,000           37,625
Metaldyne Corp., 11.000%, due 06/15/12                                 25,000           21,250
Metaldyne Corp., Series 144A,
  10.000%, due 11/01/13 ++                                             25,000           24,500
Rexnord Corp., 10.125%, due 12/15/12                                   35,000           38,500
Tenneco Automotive, Inc.,
  10.250%, due 07/15/13                                                75,000           84,750
Tenneco Automotive, Inc., Series 144A,
  10.250%, due 07/15/13 ++                                             35,000           39,550
TRW Automotive, Inc., 11.000%, due 02/15/13                            39,000           46,020
TRW Automotive, Inc., 9.375%, due 02/15/13                             55,000           62,013
                                                                                --------------
                                                                                       602,834
                                                                                --------------
AUTOMOTIVE RENTALS--0.65%
United Rentals, Inc., 6.500%, due 02/15/12                             45,000           42,525
United Rentals, Inc., 7.750%, due 11/15/13                             70,000           66,150
United Rentals, Inc., 7.000%, due 02/15/14                             30,000           26,700
                                                                                --------------
                                                                                       135,375
                                                                                --------------
BROADCASTING--8.84%
Albritton Communications, Inc.,
  7.750%, due 12/15/12                                                106,000          104,410
Avalon Cable, LLC,
  11.875%, Step-up, due 12/01/08                                       37,813           40,081
Cablevision Systems - New York Group,
  Series 144A, 8.000%, due 04/15/12 ++                                 90,000           88,650
Charter Communications Holdings, LLC,
  Series 144A, 8.750%, due 11/15/13 ++                                 30,000           28,725
Charter Communications Operating, LLC,
  Series 144A, 8.375%, due 04/30/14 ++*                                30,000           29,025
Charter Communications Holdings, LLC,
  8.625%, due 04/01/09                                                325,000          259,188
Charter Communications Holdings, LLC,
  9.920%, Step-up, due 04/01/11                                       175,000          138,250
CSC Holdings, Inc., Series B,
  8.125%, due 08/15/09                                                105,000          109,200
CSC Holdings, Inc., Series 144A,
  6.750%, due 04/15/12 ++                                              55,000           52,800
DIRECTV Holdings, LLC,
  8.375%, due 03/15/13                                         $       95,000   $      105,094
EchoStar DBS Corp., 6.375%, due 10/01/11                              140,000          137,900
Frontiervision Holdings, LP,
  11.000%, due 10/15/06**                                              45,000           54,900
Granite Broadcasting Corp.,
  Series 144A, 9.750%, due 12/01/10 ++                                110,000          102,300
Insight Midwest, LP/Insight Capital, Inc.,
  9.750%, due 10/01/09                                                 60,000           63,300
Mediacom Broadband, LLC,
  11.000%, due 07/15/13                                                85,000           90,525
Paxson Communications Corp.,
  10.750%, due 07/15/08                                                40,000           40,600
Paxson Communications Corp.,
  Zero Coupon, Step-up, due 01/15/09                                   95,000           82,650
Spanish Broadcasting System, Inc.,
  9.625%, due 11/01/09                                                135,000          142,425
XM Satellite Radio, Inc., Series 144A,
  Floating Rate, 6.650%, due 05/01/09 ++*                              35,000           35,044
XM Satellite Radio, Inc., 12.000%, due 06/15/10                        56,000           64,190
Young Broadcasting, Inc., 8.500%, due 12/15/08                         65,000           68,413
                                                                                --------------
                                                                                     1,837,670
                                                                                --------------
BUILDING CONSTRUCTION--0.70%
D.R. Horton, Inc., 8.000%, due 02/01/09                                60,000           65,700
Technical Olympic USA, Inc., 9.000%, due 07/01/10                      20,000           20,500
Technical Olympic USA, Inc., 7.500%, due 03/15/11                      10,000            9,300
WCI Communities, Inc., 7.875%, due 10/01/13                            50,000           50,500
                                                                                --------------
                                                                                       146,000
                                                                                --------------
BUILDING MATERIALS--0.45%
Formica Corp., Series B, 10.875%, due 03/01/09**                       35,000            6,650
Ply Gem Industries, Inc., Series 144A,
  9.000%, due 02/15/12 ++                                              60,000           61,200
Werner Holdings Company, Inc.,
  10.000%, due 11/15/07                                                30,000           25,050
                                                                                --------------
                                                                                        92,900
                                                                                --------------
CHEMICALS--2.66%
Equistar Chemicals, LP, 10.625%, due 05/01/11                         130,000          144,300
Hercules, Inc., Series 144A, 6.750%, due 10/15/29 ++                   65,000           62,400
Huntsman International, LLC, 10.125%, due 07/01/09                    125,000          127,500
Lyondell Chemical Co., 11.125%, due 07/15/12                           20,000           22,150
Nalco Co., Series 144A, 7.750%, due 11/15/11 ++                        25,000           26,188
Nalco Co., Series 144A, 8.875%, due 11/15/13 ++                        45,000           47,138
Resolution Performance Products, LLC,
  13.500%, due 11/15/10                                                25,000           23,313
Rockwood Specialties, Inc., 10.625%, due 05/15/11                      55,000           58,575
Sovereign Specialty Chemicals, Inc.,
  11.875%, due 03/15/10                                                40,000           41,200
                                                                                --------------
                                                                                       552,764
                                                                                --------------
COLLATERALIZED MORTGAGE OBLIGATION--1.63%
Asset Securitization Corp., Series 1996-MD6,
  Class A7, Floating Rate, 8.004%, due 11/13/29                       100,000           99,766
Commercial Mortgage Acceptance Corp.,
  Series 1998-C2, Series 144A, 5.440%,
  due 05/15/13 ++*                                                    140,000          128,750

                       See notes to financial statements.

COMPANY                                                       PRINCIPAL VALUE    MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

COLLATERALIZED MORTGAGE OBLIGATION--CONTINUED
First Union National Bank Commercial Mortgage
  Securities, Inc., Series 2000-C2, Series 144A,
  Class H, 6.750%, due 10/15/32 ++                             $       40,000   $       38,025
GE Capital Commercial Mortgage Corp.,
  Series 2000-1, Series 144A, Floating Rate,
  7.512%, due 01/15/33 ++*                                             30,000           29,761
GMAC Commercial Mortgage Securities, Inc.,
  Series 2001-C1, Series 144A, Class G,
  7.898%, due 04/15/34 ++                                              41,000           42,712
                                                                                --------------
                                                                                       339,014
                                                                                --------------
COMMERCIAL SERVICES--1.42%
Geo Group, Inc., The, 8.250%, due 07/15/13                             30,000           29,700
Iron Mountain, Inc., 8.625%, due 04/01/13                              55,000           58,300
Iron Mountain, Inc., 7.750%, due 01/15/15                              60,000           59,550
Muzak, LP, 10.000%, due 02/15/09                                       70,000           61,600
Williams Scotsman, Inc., 9.875%, due 06/01/07                          70,000           69,475
Williams Scotsman, Inc., 10.000%, due 08/15/08                         15,000           16,350
                                                                                --------------
                                                                                       294,975
                                                                                --------------
COMPUTER INFORMATION & TECHNOLOGY--0.16%
NDCHealth Corp., 10.500%, due 12/01/12                                 30,000           33,075
                                                                                --------------
COSMETICS & PERSONAL CARE--0.30%
Revlon Consumer Products Corp.,
  8.125%, due 02/01/06                                                 70,000           61,950
                                                                                --------------
EDUCATIONAL SERVICES--0.35%
KinderCare Learning Centers, Inc., Series B,
  9.500%, due 02/15/09                                                 71,000           72,065
                                                                                --------------
ELECTRONIC COMPONENTS--0.07 %
Communications & Power Industries, Inc.,
  8.000%, due 02/01/12                                                 15,000           15,000
                                                                                --------------
ELECTRONICS - SEMICONDUCTORS--0.36%
Amkor Technologies, Inc., 7.750%, due 05/15/13                         60,000           56,850
ON Semiconductor Corp., 13.000%, due 05/15/08                          15,000           17,213
                                                                                --------------
                                                                                        74,063
                                                                                --------------
ENTERTAINMENT & LEISURE--6.27%
AMC Entertainment, Inc., 9.500%, due 02/01/11                         104,000          108,160
Ameristar Casinos, Inc., 10.750%, due 02/15/09                         80,000           91,200
AMF Bowling Worldwide, Inc., Series 144A,
  10.000%, due 03/01/10 ++                                             30,000           30,750
Aztar Corp., Series 144A, 7.875%, due 06/15/14 ++*                     40,000           40,400
Boyd Gaming Corp., Series 144A,
  6.750%, due 04/15/14 ++                                             110,000          103,675
Isle of Capri Casinos, Inc., Series 144A,
  7.000%, due 03/01/14 ++*                                             65,000           60,288
K2 Corp., Series 144A, 7.375%, due 07/01/14 ++*                        10,000           10,175
Mandalay Resort Group, 9.375%, due 02/15/10                            65,000           70,850
MGM Mirage, Inc., 8.500%, due 09/15/10                                 85,000           91,800
MGM Mirage, Inc., 8.375%, due 02/01/11                                110,000          114,950
Park Place Entertainment Corp.,
  8.875%, due 09/15/08                                                 25,000           27,125
Park Place Entertainment Corp.,
  8.125%, due 05/15/11                                                105,000          111,431
Pinnacle Entertainment, Inc., Series B,
  9.125%, due 02/15/07                                                  5,000            5,125
Pinnacle Entertainment, Inc., Series 144A,
  8.250%, due 03/15/12 ++                                      $      100,000   $       95,750
Royal Caribbean Cruises, Ltd.,
  6.875%, due 12/01/13                                                 55,000           54,381
Six Flags, Inc., 9.750%, due 04/15/13                                  85,000           85,425
Station Casinos, Inc., 6.500%, due 02/01/14                            70,000           67,375
Vail Resorts, Inc., 6.750%, due 02/15/14                               75,000           71,063
Venetian Casino Resort, LLC/ Las Vegas Sands,
  11.000%, due 06/15/10                                                55,000           63,525
                                                                                --------------
                                                                                     1,303,448
                                                                                --------------
ENVIRONMENTAL CONTROLS--1.64%
Allied Waste North America, Inc.,
  Series 144A, 6.500%, due 11/15/10 ++                                345,000          341,529
                                                                                --------------
FINANCIAL SERVICES--1.85%
Arch Western Finance, LLC, Series 144A,
  6.750%, due 07/01/13 ++                                              50,000           50,000
Burns Philp Capital Property Ltd., Series B,
  9.750%, due 07/15/12                                                110,000          113,850
Couche-Tard Financing Corp.,
  7.500%, due 12/15/13                                                125,000          125,000
Da-Lite Screen Company, Inc.,
  Series 144A, 9.500%, due 05/15/11 ++*                                35,000           36,400
PCA, LLC, 11.875%, due 08/01/09                                        55,000           59,125
                                                                                --------------
                                                                                       384,375
                                                                                --------------
FOOD PRODUCTS--0.55%
Merisant Co., Series 144A, 9.500%, due 07/15/13 ++                     50,000           53,250
Michael Foods, Inc., 8.000%, due 11/15/13                              50,000           51,625
Pinnacle Foods Corp., Series 144A,
  8.250%, due 12/01/13 ++                                              10,000            9,650
                                                                                --------------
                                                                                       114,525
                                                                                --------------
FOOD SERVICE & RESTAURANTS--0.43%
Roundy's, Inc., Series B, 8.875%, due 06/15/12                         85,000           90,100
                                                                                --------------
FOREST PRODUCTS & PAPER--1.88%
Buckeye Technologies, Inc., 9.250%, due 09/15/08                       40,000           39,200
Buckeye Technologies, Inc., 8.000%, due 10/15/10                       15,000           13,763
Buckeye Technologies, Inc., 8.500%, due 10/01/13                       65,000           65,650
Georgia-Pacific Corp., 9.375%, due 02/01/13                           175,000          200,375
Newark Group, Inc., Series 144A,
  9.750%, due 03/15/14 ++                                              75,000           71,813
                                                                                --------------
                                                                                       390,801
                                                                                --------------
HEALTHCARE--2.63 %
Beverly Enterprises, Inc.,
  Series 144A, 7.875%, due 06/15/14 ++*                                40,000           39,350
Extendicare Health Services, Inc.,
  Series 144A, 6.875%, due 05/01/14 ++*                                40,000           37,600
HCA, Inc., 7.875%, due 02/01/11                                       195,000          213,871
InSight Health Services Corp.,
  Series B, 9.875%, due 11/01/11                                      110,000          117,700
Mariner Health Care, Inc.,
  Series 144A, 8.250%, due 12/15/13 ++                                 65,000           68,250
Tenet Healthcare Corp., 6.500%, due 06/01/12                           50,000           43,500
Tenet Healthcare Corp., Series 144A,
  9.875%, due 07/01/14 ++*                                             25,000           25,438
                                                                                --------------
                                                                                       545,709
                                                                                --------------

                       See notes to financial statements.

COMPANY                                                       PRINCIPAL VALUE    MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

HOUSEHOLD PRODUCTS--0.87%
Johnsondiversey, Inc., Series B,
  9.625%, due 05/15/12                                         $      165,000   $      179,850
                                                                                --------------
LODGING--0.95%
Hilton Hotels Corp., 7.625%, due 12/01/12                              90,000           96,750
Starwood Hotels & Resorts Worldwide, Inc.,
  7.875%, due 05/01/12                                                 95,000          101,650
                                                                                --------------
                                                                                       198,400
                                                                                --------------
MACHINERY--2.96%
AGCO Corp., 9.500%, due 05/01/08                                       80,000           87,200
AGCO Corp., 6.875%, due 04/15/14                                       40,000           46,356
Case New Holland, Inc., Series 144A,
  9.250%, due 08/01/11 ++                                              20,000           21,000
Columbus Mckinnon Corp.,
  10.000%, due 08/01/10                                                25,000           26,500
JLG Industries, Inc., 8.250%, due 05/01/08                            110,000          115,500
Joy Global, Inc., Series B, 8.750%, due 03/15/12                       75,000           84,000
Manitowoc Company, Inc., The,
  10.375%, due 05/15/11                                                45,000           60,500
Manitowoc Company, Inc., The,
  10.500%, due 08/01/12                                                30,000           34,350
Terex Corp., Series B, 10.375%, due 04/01/11                           70,000           78,050
Terex Corp., 9.250%, due 07/15/11                                      25,000           27,250
Thermadyne Holdings Corp.,
  Zero Coupon, Step-up, due 06/01/08^**                               150,000                0
Thermadyne Holdings Corp.,
  9.250%, due 02/01/14                                                 35,000           34,563
                                                                                --------------
                                                                                       615,269
                                                                                --------------
MANUFACTURING--3.04%
AMSTED Industries, Inc., Series 144A,
  10.250%, due 10/15/11 ++                                             55,000           59,675
Blount International, Inc., 7.000%, due 06/15/05                       50,000           51,000
Blount International, Inc., 13.000%, due 08/01/09                      40,000           42,850
Dresser, Inc., 9.375%, due 04/15/11                                    60,000           64,200
Hexcel Corp., 9.875%, due 10/01/08                                     10,000           10,975
Hexcel Corp., 9.750%, due 01/15/09                                    110,000          115,363
Jacuzzi Brands, Inc., 9.625%, due 07/01/10                             25,000           26,750
Samsonite Corp., Series 144A,
  8.875%, due 06/01/11 ++*                                             35,000           36,225
SPX Corp., 7.500%, due 01/01/13                                       105,000          107,625
Transdigm, Inc., 8.375%, due 07/15/11                                  50,000           50,750
TriMas Corp., 9.875%, due 06/15/12                                     35,000           37,100
Valmont Industries, Inc., Series 144A,
  6.875%, due 05/01/14 ++*                                             30,000           29,475
                                                                                --------------
                                                                                       631,988
                                                                                --------------
MEDICAL PRODUCTS--0.71%
Alliance Imaging, Inc., 10.375%, due 04/15/11                          65,000           68,088
Fisher Scientific International, Inc.,
  8.125%, due 05/01/12                                                 74,000           79,180
                                                                                --------------
                                                                                       147,268
                                                                                --------------
MINING & METALS -
  FERROUS & NONFERROUS--1.51%
Commonwealth Industries, Inc.,
  10.750%, due 10/01/06                                                45,000           45,450
Earle M. Jorgensen Co., 9.750%, due 06/01/12                           45,000           49,275
Ispat Inland, ULC, Series 144A,
  9.750%, due 04/01/14 ++*                                             40,000           41,200
Oregon Steel Mills, Inc., 10.000%, due 07/15/09                $        5,000   $        5,300
Oxford Automotive, Inc., Series 144A,
  12.000%, due 10/15/10 ++                                             35,000           27,300
Peabody Energy Corp., Series B,
  6.875%, due 03/15/13                                                 55,000           55,688
Steel Dynamics, Inc., Series 144A,
  9.500%, due 03/15/09 ++                                              55,000           60,775
United States Steel Corp., 9.750%, due 05/15/10                        25,000           27,688
                                                                                --------------
                                                                                       312,676
                                                                                --------------
MOTOR VEHICLE MANUFACTURING--0.52%
Navistar International Corp., 7.500%, due 06/15/11                    105,000          107,625
                                                                                --------------
MULTIMEDIA--0.51%
Emmis Operating Co., Series 144A,
  6.875%, due 05/15/12 ++*                                             45,000           44,100
Medianews Group, Inc., 6.875%, due 10/01/13                            65,000           61,425
                                                                                --------------
                                                                                       105,525
                                                                                --------------
OFFICE EQUIPMENT--1.05%
General Binding Corp., 9.375%, due 06/01/08                            80,000           82,700
Tempur-Pedic, Inc., 10.250%, due 08/15/10                              38,000           42,845
Xerox Corp., 7.625%, due 06/15/13                                      90,000           92,025
                                                                                --------------
                                                                                       217,570
                                                                                --------------
OIL & GAS - DISTRIBUTION & MARKETING--0.77%
ANR Pipeline, Inc., 9.625%, due 11/01/21                               65,000           72,800
CenterPoint Energy Resources Corp.,
  Series B, 7.875%, due 04/01/13                                       78,000           87,275
                                                                                --------------
                                                                                       160,075
                                                                                --------------
OIL & GAS - INTEGRATED--2.53%
AmeriGas Partners, LP, Series B,
  8.875%, due 05/20/11                                                 60,000           63,900
El Paso Natural Gas Corp., Series A,
  7.625%, due 08/01/10                                                 60,000           61,500
El Paso Corp., 7.000%, due 05/15/11                                   150,000          131,250
El Paso Corp., 7.750%, due 06/01/13                                    95,000           87,163
Pioneer Natural Resources Co.,
  7.500%, due 04/15/12                                                 40,000           45,297
Plains Exploration & Production Co.,
  Series 144A, 7.125%, due 06/15/14 ++*                                20,000           20,350
Williams Companies, Inc., The,
  7.125%, due 09/01/11                                                114,000          115,710
                                                                                --------------
                                                                                       525,170
                                                                                --------------
OIL & GAS PRODUCERS--2.33%
Belden & Blake Corp., Series B,
  9.875%, due 06/15/07                                                 45,000           46,125
Chesapeake Energy Corp., 8.125%, due 04/01/11                          90,000           97,200
Chesapeake Energy Corp., 6.875%, due 01/15/16                          40,000           39,000
CITGO Petroleum Corp., 11.375%, due 02/01/11                           50,000           58,000
Encore Acquisition, Inc., 8.375%, due 06/15/12                         85,000           90,950
Giant Industries, Inc., 8.000%, due 05/15/14                           25,000           25,000
Magnum Hunter Resources, Inc.,
  9.600%, due 03/15/12                                                 30,000           33,000
Premcor Refining Group, Inc., 7.750%, due 02/01/12                     50,000           51,875
Vintage Petroleum, Inc., 8.250%, due 05/01/12                          40,000           42,400
                                                                                --------------
                                                                                       483,550
                                                                                --------------

                       See notes to financial statements.

COMPANY                                                       PRINCIPAL VALUE    MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

OIL & GAS SERVICES & EQUIPMENT--1.56%
Dynegy Holdings, Inc., Series 144A,
  9.875%, due 07/15/10 ++                                      $       70,000   $       75,250
Dynegy Holdings, Inc., 6.875%, due 04/01/11                            30,000           25,838
Hanover Equipment Trust, Series B,
  8.750%, due 09/01/11                                                 85,000           90,950
Hanover Compressor Co., 9.000%, due 06/01/14                            5,000            5,188
Parker Drilling Co., 9.625%, due 10/01/13                              15,000           15,563
Pride International, Inc., Series 144A,
  7.375%, due 07/15/14 ++*                                             35,000           35,350
Sesi, LLC, 8.875%, due 05/15/11                                        70,000           75,425
                                                                                --------------
                                                                                       323,564
                                                                                --------------
PACKAGING & CONTAINERS--3.17%
Graham Packaging Company, Inc.,
  Series B, 8.750%, due 01/15/08                                       80,000           80,400
Graphic Packaging International Corp.,
  8.500%, due 08/15/11                                                 20,000           21,400
Graphic Packaging International Corp,
  9.500%, due 08/15/13                                                 90,000           97,650
Greif Bros. Corp., 8.875%, due 08/01/12                                60,000           64,575
Owens-Brockway Glass Containers, Inc.,
  8.875%, due 02/15/09                                                 55,000           59,400
Owens-Brockway Glass Containers, Inc.,
  8.750%, due 11/15/12                                                 50,000           54,250
Owens-Brockway Glass Containers, Inc.,
  8.250%, due 05/15/13                                                 95,000           98,088
Plastipak Holdings, Inc., 10.750%, due 09/01/11                        40,000           43,000
Pliant Corp., Zero Coupon, Step-up, due 06/15/09                       35,000           29,488
Pliant Corp., 13.000%, due 06/01/10                                    45,000           40,275
Portola Packaging, Inc., Series 144A,
  8.250%, due 02/01/12 ++                                              10,000            8,000
Smurfit-Stone Container Corp.,
  8.250%, due 10/01/12                                                 60,000           62,400
                                                                                --------------
                                                                                       658,926
                                                                                --------------
PHARMACEUTICAL--0.30%
Alpharma, Inc., Series 144A,
  8.625%, due 05/01/11 ++                                              60,000           62,100
                                                                                --------------
PUBLISHING & PRINTING--2.32%
Dex Media East, LLC, 12.125%, due 11/15/12                            105,000          122,588
Dex Media West, LLC, Series B,
  9.875%, due 08/15/13                                                 45,000           49,388
Dex Media, Inc., Series 144A,
  Zero Coupon, Step-up, due 11/15/13 ++                               160,000          103,200
Hollinger International Publishing,
  9.000%, due 12/15/10                                                 40,000           46,200
Houghton Mifflin Co., 9.875%, due 02/01/13                             40,000           40,000
Mail-Well, Inc., 9.625%, due 03/15/12                                  80,000           86,000
PRIMEDIA, Inc., 8.875%, due 05/15/11                                   35,000           34,650
                                                                                --------------
                                                                                       482,026
                                                                                --------------
RAILROAD--0.36%
Kansas City Southern, 7.500%, due 06/15/09                             75,000           75,000
                                                                                --------------
REAL ESTATE--0.83%
CBRE Escrow, Inc., 9.750%, due 05/15/10                        $       65,000   $       71,500
Corrections Corporation of America,
  9.875%, due 05/01/09                                                 40,000           44,400
Corrections Corporation of America,
  7.500%, due 05/01/11                                                 40,000           40,400
MeriStar Hospitality Corp., 10.500%, due 06/15/09                      15,000           15,975
                                                                                --------------
                                                                                       172,275
                                                                                --------------
RETAIL STORES--2.10%
Cole National Group, Inc., 8.625%, due 08/15/07                        45,000           45,450
Cole National Group, Inc., 8.875%, due 05/15/12                        70,000           74,725
Dollar General Corp., 8.625%, due 06/15/10                             55,000           61,119
Finlay Fine Jewelery Corp., 8.375%, due 06/01/12 ++*                   45,000           46,688
Rite Aid Corp., 9.500%, due 02/15/11                                   10,000           11,025
Rite Aid Corp., 9.250%, due 06/01/13                                  150,000          157,500
Saks, Inc., 7.000%, due 12/01/13                                       40,000           39,500
                                                                                --------------
                                                                                       436,007
                                                                                --------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES--0.59%
GCI, Inc., Series 144A, 7.250%, due 02/15/14 ++                        65,000           62,075
Lucent Technologies, Inc., 5.500%, due 11/15/08                        65,000           61,506
                                                                                --------------
                                                                                       123,581
                                                                                --------------
TELECOMMUNICATIONS -
  INTEGRATED--2.38%
Citizens Communications Co.,
  9.000%, due 08/15/31                                                 78,000           75,208
MCI, Inc., 5.908%, due 05/01/07                                         6,000            5,820
MCI, Inc., 6.688%, due 05/01/09                                         6,000            5,550
MCI, Inc., 7.735%, due 05/01/14                                         5,000            4,475
Qwest Services Corp., Series 144A,
  13.500%, due 12/15/10 ++                                            295,000          342,938
Qwest Communications International, Inc.,
  Series 144A, 7.250%, due 02/15/11 ++                                 65,000           60,613
                                                                                --------------
                                                                                       494,604
                                                                                --------------
TELECOMMUNICATIONS - WIRELESS--3.90%
Alamosa Delaware, Inc.,
  Zero Coupon, Step-up, due 07/31/09                                   50,000           48,250
Alamosa Delaware, Inc., 11.000%, due 07/31/10                         332,000           34,880
American Tower Corp., 9.375%, due 02/01/09                             50,000           53,375
Centennial Cellular Corp., 10.125%, due 06/15/13                      115,000          118,738
Crown Castle International Corp.,
  Series B, 7.500%, due 12/01/13                                       65,000           64,675
Dobson Communications Corp.,
  8.875%, due 10/01/13                                                 75,000           57,000
Nextel Communications, Inc.,
  7.375%, due 08/01/15                                                315,000          318,150
Rural Cellular Corp., 9.750%, due 01/15/10                             40,000           36,300
Rural Cellular Corp., 9.875%, due 02/01/10                             45,000           44,663
Rural Cellular Corp.,
  Series 144A, 8.250%, due 03/15/12 ++                                 15,000           15,338
US Unwired, Inc.,
  Series 144A, 10.000%, due 06/15/12 ++*                               20,000           20,200
                                                                                --------------
                                                                                       811,569
                                                                                --------------

                       See notes to financial statements.

COMPANY                                                       PRINCIPAL VALUE    MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

TELECOMMUNICATIONS - WIRELINE--0.47%
Time Warner Telecom, Inc.,
  10.125%, due 02/01/11                                        $       55,000   $       50,050
Time Warner Telecom Holdings,
  Series 144A, 9.250%, due 02/15/14 ++                                 50,000           48,000
                                                                                --------------
                                                                                        98,050
                                                                                --------------
TEXTILES & APPAREL--0.76%
Interface, Inc., 10.375%, due 02/01/10                                 53,000           59,095
J. Crew Operating Corp., 10.375%, due 10/15/07                         50,000           50,750
Levi Strauss & Co., 7.000%, due 11/01/06                               45,000           42,019
Westpoint Stevens, Inc., 7.875%, due 06/15/05**                        50,000            1,250
Westpoint Stevens, Inc., 7.875%, due 06/15/08**                       160,000            4,000
                                                                                --------------
                                                                                       157,114
                                                                                --------------
TRANSPORTATION--0.37%
GulfMark Offshore, Inc., 8.750%, due 06/01/08                          75,000           76,875
                                                                                --------------
UTILITIES - ELECTRIC & GAS--5.69%
AES Corp., Series 144A, 8.750%, due 05/15/13 ++                       115,000          123,194
AES Corp., Series 144A, 9.000%, due 05/15/15 ++                        75,000           80,344
Allegheny Energy Supply Company, LLC,
  Series 144A, 8.750%, due 04/15/12 ++                                 85,000           84,044
Calpine Corp., 8.500%, due 02/15/11                                    45,000           29,363
Calpine Corp., Series 144A, 8.750%, due 07/15/13 ++                   180,000          147,600
CMS Energy Corp., 8.500%, due 04/15/11                                 70,000           71,400
FirstEnergy Corp., Series B, 6.450%, due 11/15/11                      60,000           62,206
Illinois Power Co., 11.500%, due 12/15/10                              35,000           41,388
Midwest Generation, LLC,
  Series 144A, 8.750%, due 05/01/34 ++*                                85,000           85,850
Mission Energy Holding Co., 13.500%, due 07/15/08                      45,000           50,344
MSW Energy Holdings, LLC,
  Series 144A, 7.375%, due 09/01/10 ++                                 40,000           39,800
Nevada Power, Series 144A,
  6.500%, due 04/15/12 ++*                                             15,000           14,250
NRG Energy, Inc., Series 144A,
  8.000%, due 12/15/13 ++                                             125,000          126,250
PG&E Corp., Series 144A,
  6.875%, due 07/15/08 ++                                              15,000           15,675
Reliant Energy, Inc., 9.250%, due 07/15/10                             70,000           74,725
Reliant Energy, Inc., 9.500%, due 07/15/13                             50,000           53,875
Sierra Pacific Power Co., Series 144A,
  6.250%, due 04/15/12 ++*                                             25,000           23,500
Sierra Pacific Resources, Series 144A,
  8.625%, due 03/15/14 ++                                              40,000           39,000
TECO Energy, Inc., 7.500%, due 06/15/10                                20,000           20,200
                                                                                --------------
                                                                                     1,183,008
                                                                                --------------
WHOLESALE DISTRIBUTOR--0.47%
Buhrmann US, Inc., Series 144A,
  8.250%, due 07/01/14 ++*                                             10,000            9,975
Remington Arms Company, Inc.,
  10.500%, due 02/01/11                                                90,000           87,300
                                                                                --------------
                                                                                        97,275
                                                                                --------------

TOTAL CORPORATE BONDS
  (Cost $16,860,150)                                                                16,965,718
                                                                                --------------

 CONVERTIBLE BONDS--0.00%

TELECOMMUNICATIONS - INTEGRATED--0.00%
Jazztel, PLC, 12.000%, due 10/30/12                            $          157   $          159
                                                                                --------------

TOTAL CONVERTIBLE BONDS
  (Cost $174)                                                                              159
                                                                                --------------

 FOREIGN BONDS--10.74%

AEROSPACE & DEFENSE--0.37%
CHC Helicopter Corp., Series 144A,
  7.375%, due 05/01/14 ++*                                             40,000           39,300
Dunlop Standard Aerospace Holdings, PLC,
  Series 144A,
          11.875%, due 05/15/09 ++                                     30,000           31,875
Dunlop Standard Aerospace Holdings, PLC,
  11.875%, due 05/15/09                                                 5,000            5,313
                                                                                --------------
                                                                                        76,488
                                                                                --------------
BROADCASTING--0.60%
Innova, S de RL, 9.375%, due 09/19/13                                  60,000           62,850
Telewest Communications, PLC, 11.000%,
  Step-up, due 10/01/07**                                              25,000           14,688
Telewest Communications, PLC, 9.250%,
  Step-up, due 04/15/09**                                              85,000           40,800
Telewest Communications, PLC,
  Zero Coupon, Step-up, due 02/01/10                                   15,000            6,600
                                                                                --------------
                                                                                       124,938
                                                                                --------------
CHEMICALS--1.20%
Acetex Corp., 10.875%, due 08/01/09                                    55,000           60,225
Nova Chemicals Corp., 6.500%, due 01/15/12                             40,000           39,400
Rhodia, SA, Series 144A, 8.875%, due 06/01/11 ++                      150,000          126,750
SGL Carbon Luxembourg, SA, Series 144A,
  8.500%, due 02/01/12 ++                                              20,000           23,482
                                                                                --------------
                                                                                       249,857
                                                                                --------------
COMMERCIAL SERVICES--0.23%
Vivendi Universal, SA, 9.250%, due 04/15/10                            40,000           47,278
                                                                                --------------
ELECTRONIC COMPONENTS--0.28%
Flextronics International, Ltd., 6.500%, due 05/15/13                  60,000           58,500
                                                                                --------------
FINANCIAL SERVICES--1.01%
BCP Caylux Holdings, Luxembourg, SCA,
  Series 144A, 9.625%, due 06/15/14 ++*                                70,000           72,538
Bombardier Recreational Products, Inc.,
  Series 144A, 8.375%, due 12/15/13 ++                                 55,000           54,588
MDP Acquisitions, PLC, 9.625%, due 10/01/12                            75,000           82,125
                                                                                --------------
                                                                                       209,251
                                                                                --------------
FOOD PRODUCTS--0.63%
Premier International Foods, PLC,
  12.000%, due 09/01/09                                                85,000           90,738
United Biscuits Finance, PLC,
  10.625%, due 04/15/11                                                30,000           39,968
                                                                                --------------
                                                                                       130,706
                                                                                --------------

                       See notes to financial statements.

COMPANY                                                       PRINCIPAL VALUE    MARKET VALUE
----------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER--1.26%
Abitibi-Consolidated, Inc., 8.550%, due 08/01/10               $      100,000   $      105,443
Abitibi-Consolidated, Inc., Series 144A,
  7.750%, due 06/15/11 ++*                                             30,000           29,955
Corp Durango, SA de CV, Series 144A,
  13.750%, due 07/15/09++ **                                           69,000           34,500
Norske Skog Canada, Ltd., Series D,
  8.625%, due 06/15/11                                                 55,000           58,300
Norske Skog Canada, Ltd., Series 144A,
  7.375%, due 03/01/14 ++                                              35,000           33,863
                                                                                --------------
                                                                                       262,061
                                                                                --------------
GOVERNMENT AGENCY--0.74%
Federative Republic of Brazil, 8.000%, due 04/15/14                    16,419           14,982
Federative Republic of Brazil, 11.000%, due 08/17/40                   69,000           65,033
Republic of Panama, 9.375%, due 01/16/23                               39,000           39,780
Russia, 12.750%, due 06/24/28                                          23,000           33,465
                                                                                --------------
                                                                                       153,260
                                                                                --------------
MANUFACTURING--0.41%
Safilo Capital International, SA, Series 144A,
  9.625%, due 05/15/13 ++                                              75,000           85,321
                                                                                --------------
MINING & METALS -
  FERROUS & NONFERROUS--0.23%
Russel Metals, Inc., 6.375%, due 03/01/14                              50,000           46,875
                                                                                --------------
MULTIMEDIA--0.28%
Lighthouse International Co., SA,
  Series 144A, 8.000%, due 04/30/14 ++*                                50,000           58,705
                                                                                --------------
OIL & GAS PRODUCERS--0.29%
Ocean Rig Norway, ASA, 10.250%, due 06/01/08                           60,000           59,400
                                                                                --------------
OIL & GAS SERVICES & EQUIPMENT--0.25%
Petroleum Geo-Services, ASA,
  10.000%, due 11/05/10                                                50,000           51,750
                                                                                --------------
PACKAGING & CONTAINERS--1.04%
Crown Holdings, Inc.,
  10.875%, due 03/01/13                                               135,000          153,900
Kappa Beheer, BV, 10.625%, due 07/15/09                                60,000           62,700
                                                                                --------------
                                                                                       216,600
                                                                                --------------
PUBLISHING & PRINTING-- 0.11%
Hollinger, Inc., Series 144A,
  12.875%, due 03/01/11 ++                                             19,000           22,230
                                                                                --------------
Railroad--0.25%
Grupo Transportacion Ferroviaria Mexicana,
  SA de CV, 12.500%, due 06/15/12                                      49,000           52,185
                                                                                --------------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES--0.53%
Nortel Networks, Ltd., 6.125%, due 02/15/06                    $      110,000   $      110,550
                                                                                --------------
TELECOMMUNICATIONS - INTEGRATED--0.15 %
Eircom Funding, 8.250%, due 08/15/13                                   30,000           31,200
                                                                                --------------
TELECOMMUNICATIONS - WIRELESS--0.15%
Dolphin Telecom, PLC, Zero Coupon,
  Step-up, due 06/01/08^**                                             99,666                0
Dolphin Telecom, PLC, Series B,
  Zero Coupon, Step-up, due 05/15/09^**                                25,000                0
Rogers Wireless Communications, Inc.,
  Series 144A, 6.375%, due 03/01/14 ++                                 35,000           32,200
                                                                                --------------
                                                                                        32,200
                                                                                --------------
TELECOMMUNICATIONS - WIRELINE--0.34%
COLT Telecom Group, PLC,
  7.625%, due 12/15/09                                                 50,000           60,683
Esprit Telecom Group, PLC,
  10.875%, due 06/15/08**                                              15,000                2
NTL Cable, PLC, Series 144A,
  8.750%, due 04/15/14 ++*                                             10,000           10,250
                                                                                --------------
                                                                                        70,935
                                                                                --------------
TRANSPORTATION--0.11%
Stena, AB, 9.625%, due 12/01/12                                        20,000           22,200
                                                                                --------------
UTILITIES - ELECTRIC & GAS--0.28%
Empresa Nacional de Electricidad,
  SA (Endesa-Chile), 8.350%, due 08/01/13                              55,000           58,713
                                                                                --------------
TOTAL FOREIGN BONDS
  (Cost $2,395,817)                                                                  2,231,203
                                                                                --------------

 SHORT-TERM INVESTMENTS--4.34%

GOVERNMENT AGENCY--4.34%
Fannie Mae, 1.250%, due 07/01/04                                      903,000          903,000
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $903,000)                                                                      903,000
                                                                                --------------
TOTAL INVESTMENTS
  (Cost $20,447,232)                                                    97.90%      20,345,793
Other assets, less liabilities                                           2.10          435,626
                                                               --------------   --------------

TOTAL NET ASSETS                                                       100.00%  $   20,781,419
                                                               ==============   ==============

+ NON-INCOME PRODUCING SECURITY.
++ SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933 (SEE NOTE H).
^ FAIR VALUED SECURITY (SEE NOTE B).
* ILLIQUID SECURITY (SEE NOTE H).
** SECURITY HAS DEFAULTED ON PRINCIPAL AND/OR INTEREST PAYMENTS OR HAS FILED UNDER BANKRUPTCY LAWS. MARKET VALUE AT JUNE 30, 2004 OF THESE SECURITIES WAS $156,790. STEP-UP - DEBT OBLIGATION INITIALLY ISSUED AT ONE COUPON WHICH CONVERTS TO A HIGHER COUPON AT A SPECIFIED DATE. THE RATE SHOWN IS THE RATE AS OF JUNE 30, 2004.

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

[CHART]

Common Stock                    64.85%
Corporate Bonds                 18.21%
Government & Agency Obligations 16.49%
Cash                             0.45%

                               NUMBER OF HOLDINGS

                                       208

                                                                      PERCENT OF
TOP TEN HOLDINGS                                                      NET ASSETS
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                        2.23%
Citigroup, Inc.                                                          2.10%
Bank of America Corp.                                                    1.54%
Hartford Financial
  Services Group, Inc.                                                   1.47%
Weyerhaeuser Co.                                                         1.44%
Verizon Communications, Inc.                                             1.42%
E.I. du Pont de Nemours
  and Co.                                                                1.41%
BP, PLC,  ADR                                                            1.37%
Abbott Laboratories                                                      1.34%
ChevronTexaco Corp.                                                      1.33%

                                                                      PERCENT OF
TOP TEN INDUSTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                              11.61%
Oil & Gas - Integrated                                                   7.23%
Financial Services                                                       5.78%
Banking                                                                  5.69%
Pharmaceutical                                                           4.62%
Insurance                                                                4.60%
Beverages                                                                4.21%
Utilities - Electric & Gas                                               3.84%
Transportation                                                           3.69%
U.S. Treasury Bills,
  Bonds, and Notes                                                       3.56%

                                PORTFOLIO MANAGER
                       Wellington Management Company, LLP*

                              EDWARD P. BOUSA, CFA
                   VICE PRESIDENT AND EQUITY PORTFOLIO MANAGER
                   - B.A. FROM WILLIAMS COLLEGE
                   - M.B.A. from Harvard Business School
                   - Chartered Financial Analyst


                              JOSEPH F. MARVAN, CFA
                    VICE PRESIDENT AND FIXED INCOME PORTFOLIO
                                     MANAGER
                    - B.S. from Ithaca College
                    - M.B.A. from Babson College
                    - Chartered Financial Analyst

                              INVESTMENT OBJECTIVE
The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

                            NET ASSETS AS OF 06/30/04
                                   $70,148,074

      *EFFECTIVE MAY 1, 2004, THE BALANCED PORTFOLIO'S MANAGER CHANGED FROM
       JANUS CAPITAL MANAGEMENT LLC TO WELLINGTON MANAGEMENT COMPANY, LLP.

     JANUS CAPITAL MANAGEMENT LLC

     PERFORMANCE OVERVIEW

     For the four-month period ended April 30, 2004, the JPVF Balanced Portfolio had a negative 0.54% return while its benchmarks, the Standard & Poor's 500(R) Index and the Balanced Benchmark, advanced 0.10% and 0.08%, respectively.

     MARKET OVERVIEW

     Financial markets started out the first quarter on a strong note, only to lose ground later as concerns over terrorism and the potential for inflation threatened to overshadow positive economic and earnings news. In particular, investors welcomed a report that the economy grew at a healthy 4.1% annual rate in the fourth quarter. Additionally, Federal Reserve policymakers reassured investors that they would remain patient as they assessed the timing of potential rate increases. Nonetheless, many analysts believed it was only a matter of time before overnight rates moved higher. Markets came under additional pressure in March after the Madrid train bombings fueled terrorism fears. Against this backdrop, many investors took profits in equities as they sought safe haven in the Treasury market. On the equity side, both the Dow Jones Industrial Average and the NASDAQ Composite ended the quarter in negative territory, while the S&P 500(R) Index managed a small gain.

     MANAGER'S OVERVIEW

     HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

     Faced with considerable volatility in both the equity and fixed-income markets over the past four months, I maintained a focus on careful, research-driven stock selection in managing a balanced portfolio. In particular, I identified companies that I believe have disciplined management teams, accelerating revenue growth and some upside exposure to the economic recovery to supplement a core of stable-growing companies that have proven capable of performing in any kind of economic environment. On the fixed-income front, I worked to create an effective blend of corporate and government debt with a bias toward shorter durations.

     WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

     On a positive note, our results benefited from our investment in health insurer Aetna, which saw its stock hit a 4-1/2-year high in March after it raised its first-quarter and full-year profit forecasts. Also supplying strong gains were retailer JC Penney Company, which progressed with plans to sell its Eckerd retail pharmacy business, and South Korea's Samsung Electronics. Other standouts were internet search engine Yahoo!, which remains one of the leading portals for online advertising, and pharmacy benefit manager (PBM) Caremark Rx, which surged as it wrapped up its acquisition of fellow PBM AdvancePCS to create an entity with $23 billion in revenues.

     Even though the equity component of the Portfolio represents a larger portion of assets and therefore has a bigger impact on overall results, we are pleased to report that our fixed-income holdings also aided returns.

     WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

     Detractors included media giant Time Warner, which was hindered by weakness in its America Online (AOL) subsidiary. Investor skittishness over the near-term prospects for the semiconductor chip industry dragged down Texas Instruments. Increasing competitive pressures hampered wireless handset giant Nokia of Finland while generic drugmaker Barr Labs and networking giant Cisco Systems also lagged.

     WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

     Although our day-to-day focus is on the fundamentals and prospects of individual companies, this letter affords the opportunity to step back and assess performance from the broader sector perspective. To that end, holdings within the healthcare group collectively posted the largest returns for the Portfolio on an absolute basis, followed by stocks within the consumer staples sector. On the negative side of the ledger, positions within the information technology sector, which slightly outweighed the benchmark, modestly diminished the Portfolio's performance, as did our stake in the financial sector, which was significantly underweight versus the benchmark.

                       WELLINGTON MANAGEMENT COMPANY, LLP

     PERFORMANCE

     The JPVF Balanced Portfolio has returned 1.68% since Wellington Management Company, LLP took over as sub-adviser on May 1, 2004, compared to a 1.67% return for the 65% Russell 1000(R) Value / 35% Lehman Aggregate custom benchmark ("Balanced Composite") over the same period.

     REVIEW

     The economic picture in the US brightened considerably during the second quarter as the domestic economy grew at more than 3.5%. This growth rate was slower than that seen in the first quarter, but still strong enough to spur job growth. We started to see signs of more vigorous capital spending as companies began to eliminate bottlenecks in their systems. Concerns of a jobless recovery receded and investor attention was focused squarely on the Fed. The unexpectedly strong non-farm payroll gains in April and May, respectively, marked an inflection point in the minds of investors. Meanwhile, a surprisingly strong CPI increase of 0.6% in May showed that inflationary pressures continue to build.

     EQUITY REVIEW

     Our overweight allocation to the strong Materials and Industrial sectors contributed to performance, as did strong security selection in the Energy sector. The strengthening economy supported better earnings momentum in the cyclical sectors. Weaker sectors during the quarter included Health Care and Consumer Discretionary, where security selection detracted from relative returns. Our underweight allocation to the weak Consumer Discretionary sector served to offset the negative impact of this sector.

     On an individual basis, some of the Portfolio's strongest relative contributors during the period included Hartford Financial Services, Apple Computer, and Schering-Plough. Hartford reported a strong quarter, well in excess of expectations. Apple Computer continued to generate strong growth in its new products, most notably, iPod. As a result of this strong move in price, Apple was trimmed on this strength in the quarter. Schering-Plough's stock price responded positively to evidence of gradual improvement in the company's operations.

     Stocks detracting from relative performance for the two month period included Cardinal Health, Ace, Pfizer, and Comcast. Shares of Cardinal Health fell nearly 25% on the last day of the quarter after the company lowered its fourth quarter and fiscal 2005 earnings estimates and disclosed a subpoena from regulators. Pfizer's performance for the period was hurt by the company's announcement that it was forced to settle state and government investigations into the marketing of its epilepsy drug Neurontin.

     FIXED INCOME REVIEW

     The Federal Reserve signaled its intention to institute a tighter monetary policy during the quarter by dropping its pledge to remain "patient", stating instead that it would raise the fed funds rate at a "measured" pace. Then on June 30, in a widely anticipated move, the FOMC raised the fed funds rate for the first time in four years by 25 basis points to 1.25%. The Fed reiterated that further hikes could continue to come gradually, provided inflation remains relatively low. Although the bond market sold off sharply during the second quarter in anticipation of the rate hike, the actual announcement had little impact on the market.

     OUTLOOK

     The Portfolio's equity strategy takes a long-term view. We do not make buy/sell decisions based on short-term expectations. Consistent with that discipline, we are overweight the Materials and Industrials sector. Our expectation had been that improving supply/demand balances for industries in these sectors (e.g., paper/forest products) would ultimately improve company fundamentals. We built our positions in these companies and remain patient. The fundamentals in these sectors are improving rapidly at this point and as a result we will likely be taking profits as those stocks reach valuation targets. In coming months, we expect to see buying opportunities in non-cyclical groups such as Healthcare and in selected Financials. As always, we will be patient and opportunistic.

     On the Fixed Income side, we are currently targeting a slightly shorter than benchmark duration posture in recognition of our forecast for sustained economic growth and a removal of the stimulative monetary policy that has been in place for some time. Our moderate risk exposure reflects the fact that the market has already priced in a higher yield structure in the future. Currently, the market is discounting a move to around 2% in the federal funds rate by the end of 2004.

[CHART]

                    BALANCED PORTFOLIO, THE S&P 500(R) INDEX,
             THE BALANCED COMPOSITE(1) AND THE BALANCED BENCHMARK(2)
              Comparison of Change in Value of $10,000 Investment.

JPVF BALANCED PORTFOLIO      S&P 500 INDEX                BALANCED COMPOSITE         BALANCED BENCHMARK
                             COMPARE TO BALANCED          COMPARE TO BALANCED        COMPARE TO BALANCED

            ACCOUNT                        ACCOUNT                    ACCOUNT                     ACCOUNT
  DATE       VALUE             DATE         VALUE          DATE        VALUE           DATE        VALUE
05/01/92       10,000         05/01/92       10,000       05/01/92       10,000      05/01/92       10,000
06/30/92       10,081         06/30/92        9,958       06/30/92       10,136      06/30/92       10,070
09/30/92       10,467         09/30/92       10,272       09/30/92       10,412      09/30/92       10,403
12/31/92       10,847         12/31/92       10,787       12/31/92       10,815      12/31/92       10,712
03/31/93       11,379         03/31/93       11,256       03/31/93       11,647      03/31/93       11,129
06/30/93       11,526         06/30/93       11,310       06/30/93       11,978      06/30/93       11,273
09/30/93       11,856         09/30/93       11,598       09/30/93       12,471      09/30/93       11,545
12/31/93       11,852         12/31/93       11,867       12/31/93       12,450      12/31/93       11,702
03/31/94       11,654         03/31/94       11,420       03/31/94       12,042      03/31/94       11,351
06/30/94       11,550         06/30/94       11,470       06/30/94       12,050      06/30/94       11,347
09/30/94       11,698         09/30/94       12,031       09/30/94       12,277      09/30/94       11,691
12/31/94       11,694         12/31/94       12,028       12/31/94       12,171      12/31/94       11,725
03/31/95       12,186         03/31/95       13,195       03/31/95       13,137      03/31/95       12,573
06/30/95       12,848         06/30/95       14,451       06/30/95       14,181      06/30/95       13,516
09/30/95       13,481         09/30/95       15,596       09/30/95       15,080      09/30/95       14,220
12/31/95       14,308         12/31/95       16,532       12/31/95       15,958      12/31/95       14,917
03/31/96       14,377         03/31/96       17,512       03/31/96       16,439      03/31/96       15,286
06/30/96       14,850         06/30/96       18,399       06/30/96       16,657      06/30/96       15,717
09/30/96       15,163         09/30/96       19,074       09/30/96       17,085      09/30/96       16,114
12/31/96       15,819         12/31/96       20,767       12/31/96       18,370      12/31/96       17,056
03/31/97       15,663         03/31/97       20,860       03/31/97       18,644      03/31/97       17,298
06/30/97       17,218         06/30/97       24,494       06/30/97       20,654      06/30/97       19,176
09/30/97       18,243         09/30/97       26,326       09/30/97       22,234      09/30/97       20,229
12/31/97       18,402         12/31/97       27,079       12/31/97       23,118      12/31/97       20,792
03/31/98       19,856         03/31/98       30,849       03/31/98       24,993      03/31/98       22,510
06/30/98       20,162         06/30/98       31,864       06/30/98       25,271      06/30/98       23,136
09/30/98       18,914         09/30/98       28,701       09/30/98       23,758      09/30/98       22,276
12/31/98       21,667         12/31/98       34,802       12/31/98       26,310      12/31/98       24,867
03/31/99       21,830         03/31/99       36,534       03/31/99       26,509      03/31/99       25,532
06/30/99       23,440         06/30/99       39,105       06/30/99       28,355      06/30/99       26,416
09/30/99       22,766         09/30/99       36,663       09/30/99       26,593      09/30/99       25,687
12/31/99       26,490         12/31/99       42,118       12/31/99       27,521      12/31/99       27,578
03/31/00       27,858         03/31/00       43,084       03/31/00       27,879      03/31/00       28,212
06/30/00       26,962         06/30/00       41,940       06/30/00       27,201      06/30/00       28,075
09/30/00       26,853         09/30/00       41,533       09/29/00       28,877      09/30/00       28,337
12/31/00       26,106         12/31/00       38,284       12/29/00       29,991      12/31/00       27,736
03/31/01       24,702         03/31/01       33,743       03/30/01       29,151      03/31/01       26,446
06/30/01       25,326         06/30/01       35,717       06/29/01       30,141      06/30/01       27,316
09/30/01       23,874         09/30/01       30,474       09/28/01       28,430      09/30/01       25,768
12/31/01       24,986         12/31/01       33,731       12/31/01       29,803      12/31/01       27,158
03/31/02       25,195         03/31/02       33,826       03/28/02       30,615      03/31/02       27,230
06/30/02       24,194         06/30/02       29,293       06/28/02       29,288      06/30/02       25,765
09/30/02       22,909         09/30/02       24,231       09/30/02       26,080      09/30/02       23,944
12/31/02       23,397         12/31/02       26,277       12/31/02       27,813      12/31/02       25,155
03/31/03       23,230         03/31/03       25,449       03/31/03       27,064      03/31/03       24,905
06/30/03       24,914         06/30/03       29,365       06/30/03       30,305      06/30/03       27,051
09/30/03       24,997         09/30/03       30,144       09/30/03       30,707      09/30/03       27,411
12/31/03       26,681         12/31/03       33,815       12/31/03       33,538      12/31/03       29,098
03/31/04       27,149         03/31/04       34,387       03/31/04       34,510      03/31/04       29,661
06/30/04       27,079         06/30/04       34,978       06/30/04       34,410      06/30/04       29,629

                          AVERAGE ANNUAL TOTAL RETURNS

                                        S&P 500(R)      BALANCED         BALANCED
                           BALANCED       INDEX        COMPOSITE(1)    BENCHMARK(2)
YTD                          1.49%         3.44%           2.61%           1.83%
1 YEAR                       8.69%        19.11%          13.85%           9.78%
5 YEAR                       2.93%        -2.20%           3.94%           2.32%
10 YEAR                      8.89%        11.83%          11.05%          10.07%
INCEPTION                    8.53%        10.83%          10.69%           9.33%

                                 INCEPTION DATE
                                   MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500(R) Index, the Balanced Composite(1) and the Balanced Benchmark(2). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

Effective May 1, 2004, Wellington Management Company, LLP began managing the Portfolio's assets. Performance prior to that reflects performance under a different sub-adviser. Effective May 1, 2004, the Portfolio replaced the Balanced Benchmark(2) with the Balanced Composite(1). The Balanced Composite better represents the Portfolio's investment style. The S&P 500(R) Index, the Balanced Benchmark and the Balanced Composite are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

(1) THE BALANCED COMPOSITE IS A 65%/35% BLENDED INDEX OF THE RUSSELL 1000(R) VALUE INDEX AND THE LEHMAN BROS. AGGREGATE BOND INDEX.

(2) THE BALANCED BENCHMARK REFLECTS THE PERFORMANCE OF THE 55% S&P 500(R)/35% LEHMAN AGGREGATE/10% 90 DAY T-BILL INDEX FROM MAY 1, 1992 THROUGH APRIL 30, 1999 AND THE 50% S&P 500(R)/40% LEHMAN AGGREGATE/10% 90 DAY T-BILL INDEX FROM MAY 1, 1999 THROUGH JUNE 30, 2004.

     THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO
MANAGEMENT.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                              (UNAUDITED)
                                              SIX MONTHS       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                              ENDED JUNE        DECEMBER      DECEMBER      DECEMBER      DECEMBER      DECEMBER
                                               30, 2004         31, 2003      31, 2002      31, 2001      31, 2000      31, 1999
  Net asset value, beginning of period       $      12.56     $      11.27  $      12.34  $      13.98  $      15.27  $      12.71

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                              0.11             0.21          0.25          0.30          0.38          0.31
  Net gains and losses on securities
    (both realized and unrealized)                   0.07             1.34         (1.02)        (0.91)        (0.53)         2.47
                                             ------------     ------------  ------------  ------------  ------------  ------------

      Total from investment operations               0.18             1.55         (0.77)        (0.61)        (0.15)         2.78

  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income              (0.21)           (0.26)        (0.30)        (0.37)        (0.31)
  Dividends in excess of net
    investment income
  Distributions from capital gains                                                               (0.66)        (0.83)        (0.22)
  Distributions in excess of capital gains
                                             ------------     ------------  ------------  ------------  ------------  ------------

  Total distributions                               (0.21)           (0.26)        (0.30)        (1.03)        (1.14)        (0.22)

Net asset value, end of period               $      12.53     $      12.56  $      11.27  $      12.34  $      13.98  $      15.27
                                             ============     ============  ============  ============  ============  ============

Total Return (A)                                     1.49%           14.04%        (6.36%)       (4.29%)       (1.45%)       22.26%

Ratios to Average Net Assets:
 Expenses                                            0.85% (B)        0.89%         0.86%         0.86%         0.79%         0.97%
 Net investment income                               1.88% (B)        1.86%         2.24%         2.55%         2.98%         2.49%

Portfolio Turnover Rate                             85.96%           75.16%        84.81%       113.93%        74.92%       237.64%

Net Assets, At End of Period                 $ 70,148,074     $ 71,311,731  $ 62,497,042  $ 65,749,492  $ 61,953,375  $ 53,313,418

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                                            SHARES        MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK--64.84%

AEROSPACE & DEFENSE-1.65%
General Dynamics Corp.                                                  7,500   $      744,750
Honeywell International, Inc.                                          11,360          416,117
                                                                                --------------
                                                                                     1,160,867
                                                                                --------------
AUTOMOTIVE PARTS & EQUIPMENT-0.63%
Delphi Corp.                                                           41,600          444,288
                                                                                --------------
BANKING-5.03%
Bank of America Corp.                                                  12,755        1,079,328
Bank One Corp.                                                         12,100          617,100
Citigroup, Inc.                                                        31,686        1,473,399
Zions Bancorporation                                                    5,800          356,410
                                                                                --------------
                                                                                     3,526,237
                                                                                --------------
BEVERAGES-1.13%
Coca-Cola Enterprises, Inc.                                            18,500          536,315
PepsiCo, Inc.                                                           4,740          255,391
                                                                                --------------
                                                                                       791,706
                                                                                --------------
BROADCASTING-0.74%
Comcast Corp.+                                                         18,400          515,752
                                                                                --------------
CHEMICALS-2.35%
Dow Chemical Co., The                                                   4,200          170,940
E.I. du Pont de Nemours & Co.                                          22,200          986,124
Rohm & Haas Co.                                                        11,800          490,644
                                                                                --------------
                                                                                     1,647,708
                                                                                --------------
COMMERCIAL SERVICES-0.44%
W.W. Grainger, Inc.                                                     5,400          310,500
                                                                                --------------
COMPUTER EQUIPMENT & SERVICES-1.83%
Apple Computer, Inc.+                                                  11,300          367,702
International Business Machines Corp.                                  10,385          915,438
                                                                                --------------
                                                                                     1,283,140
                                                                                --------------
COMPUTER SOFTWARE-0.85%
Microsoft Corp.                                                        20,925          597,618
                                                                                --------------
COSMETICS & PERSONAL CARE-1.29%
Gillette Co., The                                                       8,400          356,160
Kimberly-Clark Corp.                                                    8,300          546,804
                                                                                --------------
                                                                                       902,964
                                                                                --------------
DIVERSIFIED OPERATIONS-0.73%
General Electric Co.                                                   15,800          511,920
                                                                                --------------
ELECTRICAL EQUIPMENT-0.62%
Emerson Electric Co.                                                    6,900          438,495
                                                                                --------------
ELECTRONICS - SEMICONDUCTORS-1.23%
Motorola, Inc.                                                         28,475          519,669
Texas Instruments, Inc.                                                14,275          345,170
                                                                                --------------
                                                                                       864,839
                                                                                --------------
ENVIRONMENTAL CONTROLS-0.95%
Waste Management, Inc.                                                 21,810   $      668,477
                                                                                --------------
FINANCIAL SERVICES-2.44%
Franklin Resources, Inc.                                                7,000          350,560
MBNA Corp.                                                              4,500          116,055
Merrill Lynch & Company, Inc.                                           8,100          437,238
Prudential Financial, Inc.                                              7,400          343,878
Synovus Financial Corp.                                                18,300          463,356
                                                                                --------------
                                                                                     1,711,087
                                                                                --------------
FOOD PRODUCTS-1.17%
General Mills, Inc.                                                     9,200          437,276
Sara Lee Corp.                                                         16,800          386,232
                                                                                --------------
                                                                                       823,508
                                                                                --------------
FOOD SERVICE & RESTAURANTS-0.81%
McDonald's Corp.                                                       21,900          569,400
                                                                                --------------
FOREST PRODUCTS & PAPER-2.08%
International Paper Co.                                                10,000          447,000
Weyerhaeuser Co.                                                       16,000        1,009,920
                                                                                --------------
                                                                                     1,456,920
                                                                                --------------
GOVERNMENT AGENCY-0.88%
Freddie Mac                                                             9,800          620,340
                                                                                --------------
HEALTHCARE-0.95%
Cardinal Health, Inc.                                                   9,500          665,475
                                                                                --------------
INSURANCE-3.98%
Ace, Ltd.                                                              18,200          769,496
American International Group, Inc.                                     10,000          712,800
Hartford Financial Services Group, Inc., The                           15,000        1,031,100
Marsh & McLennan Companies, Inc.                                        6,100          276,818
                                                                                --------------
                                                                                     2,790,214
                                                                                --------------
MACHINERY-0.75%
Caterpillar, Inc.                                                       6,600          524,304
                                                                                --------------
MANUFACTURING-0.94%
Parker-Hannifin Corp.                                                  11,100          660,006
                                                                                --------------
MEDICAL PRODUCTS-0.64%
Baxter International, Inc.                                             13,000          448,630
                                                                                --------------
MINING & METALS - FERROUS & NONFERROUS-2.42%
Alcoa, Inc.                                                            25,200          832,356
Potash Corporation of Saskatchewan                                      5,470          530,043
Rio Tinto, PLC, ADR                                                     3,400          333,370
                                                                                --------------
                                                                                     1,695,769
                                                                                --------------

                       See notes to financial statements.

COMPANY                                                            SHARES        MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

MULTIMEDIA-1.52%
Gannett Company, Inc.                                                   6,690   $      567,647
Time Warner, Inc.+                                                     28,445          500,063
                                                                                --------------
                                                                                     1,067,710
                                                                                --------------
OFFICE EQUIPMENT-1.97%
Avery Dennison Corp.                                                    7,400          473,674
Pitney Bowes, Inc.                                                     10,500          464,625
Xerox Corp.+                                                           30,400          440,800
                                                                                --------------
                                                                                     1,379,099
                                                                                --------------
OIL & GAS - INTEGRATED-7.23%
BP Amoco, PLC, ADR                                                     17,960          962,117
ChevronTexaco Corp.                                                     9,900          931,689
EnCana Corp.                                                           19,337          834,585
Exxon Mobil Corp.                                                      35,225        1,564,343
Total, SA, ADR                                                          8,100          778,248
                                                                                --------------
                                                                                     5,070,982
                                                                                --------------
OIL & GAS PRODUCERS-0.53%
Apache Corp.                                                            8,500          370,175
                                                                                --------------
OIL & GAS SERVICES & EQUIPMENT-0.58 %
Schlumberger, Ltd.                                                      6,400          406,464
                                                                                --------------
PHARMACEUTICAL-4.62%
Abbott Laboratories                                                    23,100          941,556
Eli Lilly & Co.                                                         7,300          510,343
Pfizer, Inc.                                                           16,695          572,305
Schering-Plough Corp.                                                  40,800          753,984
Wyeth                                                                  12,800          462,848
                                                                                --------------
                                                                                     3,241,036
                                                                                --------------
RETAIL STORES-0.69%
TJX Companies, Inc., The                                               20,100          485,214
                                                                                --------------
TELECOMMUNICATIONS - INTEGRATED-2.80%
SBC Communications, Inc.                                               22,200          538,350
Sprint Corp. - Fon Group                                               24,400          429,440
Verizon Communications, Inc.                                           27,600          998,844
                                                                                --------------
                                                                                     1,966,634
                                                                                --------------
TELECOMMUNICATIONS - WIRELINE-0.58%
BellSouth Corp.                                                        15,500          406,410
                                                                                --------------
TOBACCO-0.81%
Altria Group, Inc.                                                     11,300          565,565
                                                                                --------------
TRANSPORTATION-3.69%
Canadian National Railway Co.                                          14,347          625,386
CSX Corp.                                                              18,600          609,522
FedEx Corp.                                                             5,625          459,506
Union Pacific Corp.                                                    15,000          891,750
                                                                                --------------
                                                                                     2,586,164
                                                                                --------------
UTILITIES - ELECTRIC & GAS-3.29%
Exelon Corp.                                                           21,000   $      699,090
Pinnacle West Capital Corp.                                            10,300          416,017
PPL Corp.                                                               7,100          325,890
Progress Energy, Inc.                                                   9,300          409,665
Wisconsin Energy Corp.                                                 14,000          456,540
                                                                                --------------
                                                                                     2,307,202
                                                                                --------------
TOTAL COMMON STOCK
(Cost $43,432,721)                                                                  45,482,819

                                                              PRINCIPAL VALUE
                                                              ---------------
CORPORATE BONDS--16.95%

AEROSPACE & DEFENSE-0.74%
Honeywell International, Inc.,
  6.125%, due 11/01/11                                         $      209,000          224,238
Lockheed Martin Corp.,
  8.200%, due 12/01/09                                                 85,000           99,605
Lockheed Martin Corp.,
  7.650%, due 05/01/16                                                170,000          197,540
                                                                                --------------
                                                                                       521,383
                                                                                --------------
ASSET-BACKED SECURITIES-1.59%
Capital Auto Receivables Asset Trust, Series 2003-1,
  Class A4A, 3.100%, due 06/15/10                                     200,000          197,362
Capital One Master Trust, Series 2001-8A,
  Class A, 4.600%, due 08/17/09                                       200,000          205,595
Fleet Credit Card Master Trust II, Series 2003-A,
  Class A, 2.400%, due 07/15/08                                       200,000          198,724
Onyx Acceptance Auto Trust, Series 2003-C,
  Class A4, 2.660%, due 05/17/10                                      200,000          196,115
Residential Asset Securities Corp., Series 2004-KS3,
  Class AI2, 2.170%, due 11/25/24                                     125,000          122,422
USAA Auto Owner Trust, Series 2004-1,
  Class A3, 2.060%, due 04/15/08                                      200,000          197,026
                                                                                --------------
                                                                                     1,117,244
                                                                                --------------
AUTOMOTIVE PARTS & EQUIPMENT-0.86%
Lear Corp., Series B,
  7.960%, due 05/15/05                                                320,000          333,671
Tenneco Automotive, Inc., Series B,
  11.625%, due 10/15/09                                               251,000          269,825
                                                                                --------------
                                                                                       603,496
                                                                                --------------
BANKING-0.66%
Citigroup, Inc., 7.250%, due 10/01/10                                  95,000          106,989
Citigroup, Inc., 6.625%, due 06/15/32                                 121,000          125,320
Credit Suisse First Boston USA, Inc.,
  3.875%, due 01/15/09                                                170,000          165,786
U.S. Bancorp, 5.700%, due 12/15/08                                     60,000           63,417
                                                                                --------------
                                                                                       461,512
                                                                                --------------

                       See notes to financial statements.

COMPANY                                                       PRINCIPAL VALUE    MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

BEVERAGES-3.08%
Anheuser-Busch Companies, Inc.,
  5.375%, due 09/15/08                                         $      500,000   $      521,747
Anheuser-Busch Companies, Inc.,
  5.650%, due 09/15/08                                                155,000          163,059
Anheuser-Busch Companies, Inc.,
  5.750%, due 04/01/10                                                 80,000           85,030
Anheuser-Busch Companies, Inc.,
  6.000%, due 04/15/11                                                139,000          148,939
Anheuser-Busch Companies, Inc.,
  7.550%, due 10/01/30                                                 60,000           71,933
Anheuser-Busch Companies, Inc.,
  6.800%, due 01/15/31                                                 75,000           82,594
Anheuser-Busch Companies, Inc.,
  6.800%, due 08/20/32                                                 65,000           71,925
Coca-Cola Enterprises, Inc.,
  5.375%, due 08/15/06                                                265,000          276,846
Coca-Cola Enterprises, Inc.,
  4.375%, due 09/15/09                                                154,000          154,300
Coca-Cola Enterprises, Inc.,
  7.125%, due 09/30/09                                                124,000          139,645
Coca-Cola Enterprises, Inc.,
  6.125%, due 08/15/11                                                 92,000           99,129
Miller Brewing Co., Series 144A,
  4.250%, due 08/15/08 ++                                             130,000          129,366
Miller Brewing Co., Series 144A,
  5.500%, due 08/15/13 ++                                             150,000          150,524
Pepsi Bottling Holdings, Inc., Series 144A,
  5.625%, due 02/17/09 ++                                              65,000           68,678
                                                                                --------------
                                                                                     2,163,715
                                                                                --------------
BROADCASTING-1.24%
Clear Channel Communications, Inc.,
  4.625%, due 01/15/08                                                 96,000           97,013
Comcast Cable Communications, Inc.,
  6.750%, due 01/30/11                                                202,000          217,975
Comcast Corp., 6.500%, due 01/15/15                                    34,000           35,239
Cox Communications, Inc.,
  7.500%, due 08/15/04                                                170,000          171,007
EchoStar DBS Corp.,
  5.750%, due 10/01/08                                                173,000          170,621
TCI Communications, Inc.,
  6.875%, due 02/15/06                                                112,000          118,291
TCI Communications, Inc.,
  7.875%, due 08/01/13                                                 52,000           59,241
                                                                                --------------
                                                                                       869,387
                                                                                --------------
COLLATERALIZED MORTGAGE OBLIGATION-1.60%
Chase Commercial Mortgage Securities Corp.,
  Series 1998-2, Class A2, 6.390%, due 11/18/30                       200,000          215,517
CS First Boston Mortgage Securities Corp.,
  Series 2003-C3, Class A5, 3.936%, due 05/15/38                      200,000          182,332
Greenwich Capital Commercial Funding Corp.,
  Series 2004-GG1, Class A7, 5.317%, due 06/10/36                     200,000          199,688
Morgan Stanley Capital I, Series 1999-WF1,
  Class A2, 6.210%, due 11/15/31                                      125,000          133,730
Morgan Stanley Capital I, Series 2003-T11,
  Class A4, 5.150%, due 06/13/41                                      200,000          198,605
Prudential Commercial Mortgage Trust,
  Series 2003-PWR1, Class A2,
  4.490%, due 02/11/36                                         $      200,000   $      190,284
                                                                                --------------
                                                                                     1,120,156
                                                                                --------------
COMPUTER EQUIPMENT & SERVICES-0.21%
Hewlett-Packard Co., 3.625%, due 03/15/08                             149,000          147,209
                                                                                --------------
COMPUTER INFORMATION & TECHNOLOGY-0.10%
Sun Microsystems, Inc., 7.350%, due 08/15/04                           67,000           67,347
                                                                                --------------
COSMETICS & PERSONAL CARE-0.08%
International Flavors & Fragrances, Inc.,
  6.450%, due 05/15/06                                                 55,000           58,109
                                                                                --------------
ELECTRONICS-0.23%
Harman International Industries, Inc.,
  7.125%, due 02/15/07                                                149,000          160,661
                                                                                --------------
FINANCIAL SERVICES-2.99%
American Express Co.,
  4.875%, due 07/15/13                                                125,000          121,296
Charles Schwab Corp., The,
  8.050%, due 03/01/10                                                200,000          227,550
Countrywide Home Loans, Inc.,
  2.875%, due 02/15/07                                                180,000          176,500
Ford Motor Credit Co.,
  7.000%, due 10/01/13                                                170,000          171,609
General Electric Capital Corp.,
  4.250%, due 01/28/05                                                206,000          208,587
General Electric Capital Corp.,
  2.850%, due 01/30/06                                                150,000          150,197
General Electric Capital Corp.,
  5.350%, due 03/30/06                                                308,000          320,373
General Electric Capital Corp.,
  6.750%, due 03/15/32                                                182,000          195,653
General Motors Acceptance Corp.,
  5.360%, due 07/27/04                                                120,000          120,285
General Motors Acceptance Corp., MTN,
  4.375%, due 12/10/07                                                166,000          163,655
General Motors Acceptance Corp.,
  6.875%, due 08/28/12                                                148,000          150,554
Salomon Smith Barney Holdings, Inc.,
  6.500%, due 02/15/08                                                 82,000           88,996
                                                                                --------------
                                                                                     2,095,255
                                                                                --------------
FOOD PRODUCTS-0.28%
Kellogg Co., 2.875%, due 06/01/08                                      87,000           83,279
Kellogg Co., Series B, 7.450%, due 04/01/31                            96,000          110,724
                                                                                --------------
                                                                                       194,003
                                                                                --------------
HEALTHCARE-0.07 %
UnitedHealth Group, Inc., 5.200%, due 01/17/07                         50,000           52,019
                                                                                --------------

                       See notes to financial statements.

COMPANY                                                       PRINCIPAL VALUE    MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

INSURANCE-0.62%
American International Group, Inc.,
  SunAmerica Global Financing IX,
  Series 144A, 5.100%, due 01/17/07 ++                         $      130,000   $      135,114
Berkshire Hathaway, Inc. 3.375%,
  due 10/15/08                                                        195,000          189,399
Marsh & McLennan Companies, Inc.,
  5.375%, due 03/15/07                                                105,000          110,004
                                                                                --------------
                                                                                       434,517
                                                                                --------------
MULTIMEDIA-0.95%
Time Warner, Inc., 9.150%, due 02/01/23                               198,000          243,045
Time Warner, Inc., 7.700%, due 05/01/32                               179,000          195,543
Walt Disney Co., 4.875%, due 07/02/04                                 226,000          226,000
                                                                                --------------
                                                                                       664,588
                                                                                --------------
PACKAGING & CONTAINERS-0.07%
Sealed Air Corp., Series 144A,
  6.875%, due 07/15/33 ++                                              50,000           50,471
                                                                                --------------
RETAIL STORES-0.65%
Fred Meyer, Inc., 7.450%, due 03/01/08                                 43,000           47,716
Target Corp., 5.500%, due 04/01/07                                     70,000           73,804
Wal-Mart Stores, Inc., 5.450%, due 08/01/06                           160,000          167,472
Wal-Mart Stores, Inc., 6.875%, due 08/10/09                           150,000          167,260
                                                                                --------------
                                                                                       456,252
                                                                                --------------
TELECOMMUNICATIONS - INTEGRATED-0.20%
MCI, Inc., 5.908%, due 05/01/07                                        66,000           64,020
MCI, Inc., 7.735%, due 05/01/14                                         2,000            1,790
Verizon Maryland, Inc., 5.125%, due 06/15/33                           92,000           74,135
                                                                                --------------
                                                                                       139,945
                                                                                --------------
TELECOMMUNICATIONS - WIRELESS-0.12%
AT&T Wireless Services, Inc.,
  7.500%, due 05/01/07                                                 76,000           83,330
                                                                                --------------
TEXTILES & APPAREL-0.06%
Mohawk Industries, Inc., 7.200%, due 04/15/12                          40,000           44,382
                                                                                --------------
UTILITIES - ELECTRIC & GAS-0.55%
American Electric Power Co.,
  5.375%, due 03/15/10                                                 33,000           33,717
MidAmerican Energy Holdings Co.,
  3.500%, due 05/15/08                                                241,000          232,467
PG&E Corp., 1.810%, due 04/03/06                                       25,000           25,015
PG&E Corp., 3.600%, due 03/01/09                                       16,000           15,401
PG&E Corp., 4.200%, due 03/01/11                                       56,000           53,323
PG&E Corp., 6.050%, due 03/01/34                                       24,000           22,573
                                                                                --------------
                                                                                       382,496
                                                                                --------------
TOTAL CORPORATE BONDS
(Cost $ 11,645,795)                                                                 11,887,477
                                                                                --------------

FOREIGN BONDS--1.26%

BROADCASTING-0.31%
British Sky Broadcasting Group, PLC,
  6.875%, due 02/23/09                                         $      198,000   $      216,244
                                                                                --------------
FINANCIAL SERVICES-0.35%
Deutsche Telekom International Finance, BV,
  3.875%, due 07/22/08                                                156,000          153,509
Gemstone Investors, Ltd., Series 144A,
  7.710%, due 10/31/04 ++                                              90,000           90,675
                                                                                --------------
                                                                                       244,184
                                                                                --------------
FOREIGN GOVERNMENT-0.02%
Republic of South Africa, 6.500%, due 06/02/14                         15,000           15,150
                                                                                --------------
MANUFACTURING-0.46%
Tyco International Group, SA,
  5.875%, due 11/01/04                                                147,000          148,713
Tyco International Group, SA,
  6.000%, due 11/15/13                                                170,000          174,762
                                                                                --------------
                                                                                       323,475
                                                                                --------------
OIL & GAS - DISTRIBUTION & MARKETING-0.12%
Burlington Resources, Inc.,
  7.200%, due 08/15/31                                                 77,000           85,514
                                                                                --------------
TOTAL FOREIGN BONDS
(Cost $887,508)                                                                        884,567
                                                                                --------------
 GOVERNMENT & AGENCY OBLIGATIONS--16.48%

GOVERNMENT AGENCY-1.31%
Fannie Mae, 5.000%, due 01/15/07                                      225,000          233,896
Fannie Mae, 2.500%, due 06/15/08                                       80,000           75,998
Fannie Mae, 5.250%, due 01/15/09                                      124,000          129,888
Fannie Mae, 5.375%, due 11/15/11                                      227,000          234,652
Freddie Mac, 5.750%, due 04/15/08                                      87,000           92,844
Freddie Mac, 5.750%, due 03/15/09                                      36,000           38,401
Freddie Mac, 7.000%, due 03/15/10                                     100,000          112,659
                                                                                --------------
                                                                                       918,338
                                                                                --------------
MORTGAGE-BACKED SECURITIES-11.61%
Fannie Mae, Pool #545322, 6.009%,
  due 11/01/11                                                        166,266          177,423
Fannie Mae, Pool #545316, 5.636%,
  due 12/01/11                                                        194,146          202,699
Fannie Mae, Pool #725217, 4.760%,
  due 02/01/14                                                        398,092          391,061
Fannie Mae, Pool #725457, 4.652%,
  due 04/01/14@                                                       449,543          444,397

                       See notes to financial statements.

COMPANY                                                       PRINCIPAL VALUE    MARKET VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK--CONTINUED

MORTGAGE-BACKED SECURITIES-CONTINUED
Fannie Mae, Pool #529245, 6.500%,
  due 09/01/14                                                 $      225,000   $      237,971
Fannie Mae, Pool #577831, 6.000%,
  due 04/01/16                                                        350,000          365,212
Fannie Mae, Pool #765508, 5.500%,
  due 01/01/19                                                        689,608          707,038
Fannie Mae, Pool #772424, 5.000%,
  due 01/01/19                                                        452,985          454,597
Fannie Mae, Pool #742281, 5.000%,
  due 03/01/19                                                         73,054           73,303
Fannie Mae, Pool #773873, 5.000%,
  due 04/01/19                                                        491,518          493,189
Fannie Mae, Pool #780310, 5.000%,
  due 06/01/19                                                        473,940          475,551
Fannie Mae, Pool #779013, 5.000%,
  due 06/01/19                                                        444,101          445,611
Fannie Mae, Pool #751999, 5.000%,
  due 06/01/19                                                         64,372           64,591
Fannie Mae, Pool #782586, 5.000%,
  due 06/01/19                                                        400,040          401,400
Fannie Mae, Pool #772244, 5.500%,
  due 07/01/19                                                        285,392          292,570
Fannie Mae, Pool #780890, 5.000%,
  due 05/01/34                                                        525,000          507,747
Fannie Mae, Pool #782685, 5.500%,
  due 06/01/34                                                        500,000          498,256
Government National Mortgage Association,
  Pool #525586, 7.500%, due 02/15/30                                  224,978          242,756
Government National Mortgage Association,
  Pool #570465, 6.500%, due 11/15/31                                  400,000          418,532
Government National Mortgage Association,
  Pool #781431, 7.000%, due 04/15/32                           $      474,953   $      504,856
Government National Mortgage Association,
  Pool #564798, 6.000%, due 03/15/34                                  249,999          256,567
Government National Mortgage Association,
  Pool #605431, 5.500%, due 05/15/34                                  248,811          248,915
Government National Mortgage Association,
  Pool #618996, 5.000%, due 06/15/34                                  250,000          242,703
                                                                                --------------
                                                                                     8,146,945
                                                                                --------------
U.S. TREASURY BILLS, BONDS, AND NOTES-3.56%
U.S. Treasury Note, 5.625%, due 05/15/08                              341,000          367,054
U.S. Treasury Note, 6.000%, due 08/15/09                               64,000           70,327
U.S. Treasury Note, 5.000%, due 08/15/11                              242,000          252,635
U.S. Treasury Note, 4.250%, due 08/15/13                              150,000          146,426
U.S. Treasury Bond, 7.250%, due 05/15/16                              215,000          259,923
U.S. Treasury Bond, 8.125%, due 08/15/19                              134,000          175,498
U.S. Treasury Bond, 7.250%, due 08/15/22                              230,000          281,822
U.S. Treasury Bond, 6.250%, due 08/15/23                              452,000          500,519
U.S. Treasury Bond, 6.000%, due 02/15/26                              279,000          300,633
U.S. Treasury Bond, 5.250%, due 02/15/29                              147,000          144,129
                                                                                --------------
                                                                                     2,498,966
                                                                                --------------

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $11,512,628)                                                                11,564,249
                                                                                --------------

TOTAL INVESTMENTS
  (Cost $67,478,652)                                                    99.53%      69,819,112
Other assets, less liabilities                                           0.47          328,962
                                                               --------------   --------------

TOTAL NET ASSETS                                                       100.00%  $   70,148,074
                                                               ==============   ==============

+ NON-INCOME PRODUCING SECURITY.
++ SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
   1933. (SEE NOTE H).
@ FAIR VALUED SECURITY (SEE NOTE B).
ADR - AMERICAN DEPOSITARY RECEIPT
MTN - MEDIUM-TERM NOTE
PLC - PUBLIC LIMITED COMPANY

                       See notes to financial statements.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             MONEY MARKET PORTFOLIO

[CHART]

Short-Term Investments    95.72%
Certificate of Deposit     4.28%

                               NUMBER OF HOLDINGS

                                       19

                                                                     PERCENT OF
PORTFOLIO QUALITY                                                    INVESTMENTS
--------------------------------------------------------------------------------
AAA                                                                    100.00%

7 Day Effective yield                                                    0.51%

Dollar Weighted
  Average Maturity                                                     21 days

                                 INCEPTION DATE
                                 AUGUST 1, 1985

Commencement of operations August 1, 1985.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

                                PORTFOLIO MANAGER
                    Massachusetts Financial Services Company
                                (Since 08/28/97)

                              INVESTMENT OBJECTIVE
 The primary objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

                            NET ASSETS AS OF 06/30/04
                                   $59,108,708

     MARKET ENVIRONMENT

     Interest rates remained very low early in the six-month period ended June 30, 2004. But the bond market changed dramatically later in the period after the U.S. Department of Labor began releasing a string of strong monthly jobs reports that indicated that the economy was in a full recovery, and as inflation concerns appeared to mount. Investors, therefore, began to anticipate that the U.S. Federal Reserve Board would raise short-term interest rates from their near-historic lows. The Fed fulfilled these expectations on June 30, the last day of the reporting period, by instituting a rate increase of 0.25%.

     PORTFOLIO PERFORMANCE

     With anticipation of rising interest rates so high during the period, we shortened the weighted average maturity for the JPVF Money Market Portfolio significantly, from 55 days at the start of the period to 21 days as the period concluded on June 30. Essentially, we looked to cut our interest-rate risk, in the anticipation that rates would begin to rise and continue to rise in the foreseeable future.

     The Portfolio was impacted by a continued short supply of commercial paper in the market. Companies were reluctant during the period to issue longer-term commercial paper, in an effort to lock in at current low interest rates. While evidence of U.S. and global economic improvements appeared to strengthen during the period, we believe this short supply could be attributed to some mixed economic signals (such as those in the U.S. labor market) that may have led to cautious corporate spending. On June 30, approximately 37% of the portfolio was invested in commercial paper and certificate of deposits, with the balance invested in government paper.

     Regardless of market or economic conditions, we intend to maintain a focus on high quality as we concentrate on the objectives of income, capital preservation, and liquidity.

THE VIEWS EXPRESSED IN THIS DISCUSSION REFLECT THE ANALYSIS AND OPINIONS OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND THE FUND HAS NO OBLIGATION TO UPDATE SUCH VIEWS SHOULD CHANGES OCCUR AFTER THE END OF THE PERIOD. THESE VIEWS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES. PLEASE REFER TO THE FUND PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING PORTFOLIO MANAGEMENT.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS (A)

                                            (UNAUDITED)
                                             SIX MONTHS      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                             ENDED JUNE       DECEMBER      DECEMBER      DECEMBER      DECEMBER      DECEMBER
                                              30, 2004        31, 2003      31, 2002      31, 2001      31, 2000      31, 1999
  Net asset value, beginning of period      $      10.74    $      10.81  $      10.98  $      10.92  $      10.85  $      10.37

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.05            0.06          0.14          0.36          0.64          0.44
  Net gains and losses on securities
    (both realized and unrealized)                 (0.02)                                       0.04         (0.03)         0.04
                                            ------------    ------------  ------------  ------------  ------------  ------------

    Total from investment operations                0.03            0.06          0.14          0.40          0.61          0.48

  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income             (0.08)          (0.13)        (0.31)        (0.34)        (0.54)
  Dividends in excess of net
     investment income
  Distributions from capital gains
  Distributions in excess of capital gains
                                            ------------    ------------  ------------  ------------  ------------  ------------
  Total distributions                              (0.08)          (0.13)        (0.31)        (0.34)        (0.54)         0.00

Net asset value, end of period              $      10.69    $      10.74  $      10.81  $      10.98  $      10.92  $      10.85
                                            ============    ============  ============  ============  ============  ============
Total Return (B)                                    0.22%           0.59%         1.22%         3.77%         5.90%         4.57%

Ratios to Average Net Assets:

  Expenses                                          0.58%(C)        0.58%         0.57%         0.59%         0.57%         0.60%
  Net investment income                             0.48%(C)        0.60%         1.27%         3.32%         5.74%         4.46%

Portfolio Turnover Rate (D)                          N/A             N/A           N/A           N/A           N/A           N/A

Net Assets, At End of Period                $ 59,108,708    $ 57,984,427  $ 73,809,628  $ 65,665,740  $ 30,304,739  $ 36,381,953

(A) Per share information is based on average shares outstanding.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Ratios are calculated on an annualized basis.

(D) There were no purchases and/or sales of securities other than short-term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMPANY                                         PRINCIPAL VALUE    MARKET VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--100.05%

CERTIFICATE OF DEPOSIT--4.28 %
Wells Fargo & Co., 1.130%, due 07/13/04          $    2,529,000   $    2,529,000
                                                                  --------------

COMMERCIAL PAPER--32.43 %
Archer-Daniels-Midland Co.,
  1.035%, due 07/13/04                                2,300,000        2,299,207
Cargill, Inc., 1.440%, due 07/01/04                   2,374,000        2,374,000
Citigroup, Inc., 1.480%, due 07/01/04                 2,374,000        2,374,000
General Electric Capital Corp.,
  1.110%, due 09/03/04                                2,455,000        2,448,764
J.P. Morgan Chase & Co.,
  1.060%, due 07/01/04                                2,495,000        2,495,000
Merrill Lynch & Co.,
  1.450%, due 07/01/04                                2,374,000        2,374,000
MetLife, Inc., 1.070%, due 07/21/04                   2,377,000        2,375,587
Morgan Stanley Dean Witter & Co.,
  1.060%, due 07/02/04                                2,427,000        2,426,944
                                                                  --------------
                                                                      19,167,502
                                                                  --------------
GOVERNMENT AGENCY--63.34%
Fannie Mae, 1.050%, due 07/28/04                 $    4,200,000   $    4,196,490
Fannie Mae, 1.090%, due 08/11/04                      1,000,000          998,759
Fannie Mae, 1.090%, due 10/12/04                      2,500,000        2,489,343
Federal Agriculture Mortgage Corp.,
  1.070%, due 07/28/04                                1,800,000        1,798,556
Federal Home Loan Bank,
  1.190%, due 07/21/04                                2,000,000        1,998,678
Federal Home Loan Bank,
  1.060%, due 09/01/04                                2,020,000        2,015,337
Federal Home Loan Bank,
  1.100%, due 10/06/04                                2,525,000        2,514,862
Freddie Mac, 1.220%, due 07/01/04                    17,432,000       17,432,000
Freddie Mac, 1.180%, due 07/20/04                     2,000,000        1,998,754
Tennessee Valley Authority,
  1.055%, due 07/08/04                                2,000,000        1,999,590
                                                                  --------------
                                                                      37,442,369
                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $59,146,752)                                                  59,138,871
                                                                  --------------

TOTAL INVESTMENTS
  (Cost $59,146,752)                                     100.05%      59,138,871
Other assets, less liabilities                            (0.05)         (30,163)
                                                 --------------   --------------

TOTAL NET ASSETS                                         100.00%  $   59,108,708
                                                 ==============   ==============

                       See notes to financial statements.

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)

                                                              CAPITAL                       STRATEGIC
                                                              GROWTH          GROWTH         GROWTH
                                                             PORTFOLIO       PORTFOLIO      PORTFOLIO
ASSETS
Investments, at cost                                       $ 178,888,488   $ 36,409,330   $ 74,355,130
                                                           =============   ============   ============
Investments in unaffiliated issuers,
  at market value*  (Notes B and C)                        $ 191,497,787   $ 39,541,361   $ 87,154,819
Investments in affiliated issuers,
  at market value*  (Notes B and C)                                                          1,101,681
Cash*                                                            313,173        416,015        139,287
Foreign currency (Cost $16,376 and $6,776, respectively)
Accrued investment income, net of foreign taxes                   37,728         33,282         90,687
Receivable for portfolio securities sold                       4,688,668        591,245        865,969
Receivable for foreign currency contracts
Receivable for daily variation on futures contracts
                                                           -------------   ------------   ------------
    TOTAL ASSETS                                             196,537,356     40,581,903     89,352,443

LIABILITIES

Amounts owed to banks
Collateral on securities loaned, at value
Payable for portfolio securities purchased                     3,612,249        506,512        297,921
Payable for foreign currency contracts
Accrued investment advisory fees (Note E)                        124,684         23,278         63,968
Accrued custody fees                                                              2,149          2,677
Accrued director fees                                              2,230            452          1,054
Accrued expenses                                                   9,801          2,520          5,589
                                                           -------------   ------------   ------------
    TOTAL LIABILITIES                                          3,748,964        534,911        371,209

NET ASSETS                                                 $ 192,788,392   $ 40,046,992   $ 88,981,234
                                                           =============   ============   ============

NET ASSETS CONSIST OF:
Par value                                                  $      91,910   $     30,989   $     67,753
Capital paid in                                              225,570,110     66,145,641    153,056,544
Undistributed net investment income (loss)                      (123,134)       (40,768)        42,088
Accumulated net realized gain (loss)                         (45,359,793)   (29,220,901)   (78,087,006)
Net unrealized gain (loss) on investments                     12,609,299      3,132,031     13,901,370
Net unrealized gain on future contracts
Net unrealized gain (loss) on translation of
  assets and liabilities in foreign currency                                                       485
                                                           -------------   ------------   ------------

NET ASSETS                                                 $ 192,788,392   $ 40,046,992   $ 88,981,234
                                                           -------------   ------------   ------------
Shares of common stock outstanding
    ($0.01 par value, 1,000,000,000 shares authorized)         9,190,945      3,098,880      6,775,286
                                                           =============   ============   ============

Net asset value, offering & redemption
    price per share                                        $       20.98   $      12.92   $      13.13
                                                           =============   ============   ============

                                                              S&P 500                        MID-CAP
                                                               INDEX           VALUE         GROWTH
                                                             PORTFOLIO       PORTFOLIO      PORTFOLIO
ASSETS
Investments, at cost                                       $ 262,963,913   $ 67,403,059   $ 19,570,414
                                                           =============   ============   ============
Investments in unaffiliated issuers,
  at market value*  (Notes B and C)                        $ 236,667,176   $ 79,566,120   $ 22,229,706
Investments in affiliated issuers,
  at market value*  (Notes B and C)                              413,637
Cash*                                                          5,197,270      2,018,649      1,873,543
Foreign currency (Cost $16,376 and $6,776, respectively)
Accrued investment income, net of foreign taxes                  286,340        127,291          7,331
Receivable for portfolio securities sold                                                       460,148
Receivable for foreign currency contracts
Receivable for daily variation on futures contracts               24,341
                                                           -------------   ------------   ------------
    TOTAL ASSETS                                             242,588,764     81,712,060     24,570,728

LIABILITIES

Amounts owed to banks
Collateral on securities loaned, at value                     15,830,928
Payable for portfolio securities purchased                        59,576                     1,316,042
Payable for foreign currency contracts
Accrued investment advisory fees (Note E)                         48,730         54,656         18,150
Accrued custody fees                                                                223          2,519
Accrued director fees                                                               942            227
Accrued expenses                                                   8,122          4,501          1,889
                                                           -------------   ------------   ------------
    TOTAL LIABILITIES                                         15,947,356         60,322      1,338,827

NET ASSETS                                                 $ 226,641,408   $ 81,651,738   $ 23,231,901
                                                           =============   ============   ============

NET ASSETS CONSIST OF:
Par value                                                  $     286,437   $     41,429   $     25,576
Capital paid in                                              266,292,806     73,364,290     22,314,020
Undistributed net investment income (loss)                     1,480,863        518,546        (94,517)
Accumulated net realized gain (loss)                         (15,548,937)    (4,435,588)    (1,672,470)
Net unrealized gain (loss) on investments                    (25,883,100)    12,163,061      2,659,292
Net unrealized gain on future contracts                           13,339
Net unrealized gain (loss) on translation of
  assets and liabilities in foreign currency
                                                           -------------   ------------   ------------

NET ASSETS                                                 $ 226,641,408   $ 81,651,738   $ 23,231,901
                                                           -------------   ------------   ------------
Shares of common stock outstanding
    ($0.01 par value, 1,000,000,000 shares authorized)        28,643,679      4,142,830      2,557,534
                                                           =============   ============   ============

Net asset value, offering & redemption
    price per share                                        $        7.91   $      19.71   $       9.08
                                                           =============   ============   ============

    * For the S&P 500 Index Portfolio, investments in unaffiliated issuers at market value include $15,250,469 of securities loaned, investments in affiliated issuers at market value include $146,558 of securities loaned and cash includes $4,625,163 pledged to cover collateral requirements for futures contracts. (Note B)

                       See notes to financial statements.

                                                                                                           INTER-
                                                             MID-CAP         SMALL        SMALL-CAP       NATIONAL
                                                              VALUE         COMPANY         VALUE          EQUITY
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
ASSETS
Investments, at cost                                       $ 33,953,933   $ 61,392,521   $ 38,359,491   $ 29,862,856
                                                           ============   ============   ============   ============
Investments in unaffiliated issuers,
  at market value*  (Notes B and C)                        $ 40,605,741   $ 67,402,789   $ 48,498,265   $ 33,809,693
Investments in affiliated issuers,
  at market value*  (Notes B and C)
Cash*                                                           568,374      1,783,491      2,195,722      1,152,008
Foreign currency (Cost $16,376 and $6,776, respectively)
Accrued investment income, net of foreign taxes                  50,585          7,633         44,916         82,476
Receivable for portfolio securities sold                         68,315        523,115         24,323        175,935
Receivable for foreign currency contracts                                                                        143
Receivable for daily variation on futures contracts
                                                           ------------   ------------   ------------   ------------
    TOTAL ASSETS                                             41,293,015     69,717,028     50,763,226     35,220,255

LIABILITIES

Amounts owed to banks
Collateral on securities loaned, at value
Payable for portfolio securities purchased                       59,252      1,275,270                        83,394
Payable for foreign currency contracts
Accrued investment advisory fees (Note E)                        37,727         45,137         56,977         31,302
Accrued custody fees                                              2,067          2,764            408          9,609
Accrued director fees                                               473            762            562            428
Accrued expenses                                                  2,874          3,905          3,041          3,648
                                                           ------------   ------------   ------------   ------------
    TOTAL LIABILITIES                                           102,393      1,327,838         60,988        128,381

NET ASSETS                                                 $ 41,190,622   $ 68,389,190   $ 50,702,238   $ 35,091,874
                                                           ============   ============   ============   ============

NET ASSETS CONSIST OF:
Par value                                                  $     31,932   $     48,714   $     35,590   $     38,063
Capital paid in                                              32,094,975     82,905,738     37,674,853     47,160,841
Undistributed net investment income (loss)                       (5,127)      (248,977)       (67,524)       100,158
Accumulated net realized gain (loss)                          2,416,509    (20,326,553)     2,920,545    (16,156,660)
Net unrealized gain (loss) on investments                     6,651,808      6,010,268     10,138,774      3,946,837
Net unrealized gain on future contracts
Net unrealized gain (loss) on translation of
  assets and liabilities in foreign currency                        525                                        2,635
                                                           ------------   ------------   ------------   ------------

NET ASSETS                                                 $ 41,190,622   $ 68,389,190   $ 50,702,238   $ 35,091,874
                                                           ------------   ------------   ------------   ------------
Shares of common stock outstanding
    ($0.01 par value, 1,000,000,000 shares authorized)        3,193,230      4,871,401      3,558,924      3,806,348
                                                           ============   ============   ============   ============

Net asset value, offering & redemption
    price per share                                        $      12.90   $      14.04   $      14.25   $       9.22
                                                           ============   ============   ============   ============

                                                               WORLD          HIGH
                                                              GROWTH          YIELD                        MONEY
                                                               STOCK          BOND         BALANCED        MARKET
                                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
ASSETS
Investments, at cost                                      $  94,957,626   $ 20,447,232   $ 67,478,652   $ 59,146,752
                                                          =============   ============   ============   ============
Investments in unaffiliated issuers,
  at market value*  (Notes B and C)                       $ 111,835,224   $ 20,345,793   $ 69,819,112   $ 59,138,871
Investments in affiliated issuers,
  at market value*  (Notes B and C)
Cash*                                                         3,682,184                       306,464            480
Foreign currency (Cost $16,376 and $6,776, respectively)                        16,593          6,696
Accrued investment income, net of foreign taxes                 267,121        402,577        342,171          2,002
Receivable for portfolio securities sold                        194,218      1,088,054        188,216
Receivable for foreign currency contracts
Receivable for daily variation on futures contracts
                                                          -------------   ------------   ------------   ------------
    TOTAL ASSETS                                            115,978,747     21,853,017     70,662,659     59,141,353

LIABILITIES

Amounts owed to banks                                                              522
Collateral on securities loaned, at value
Payable for portfolio securities purchased                       65,979      1,047,659        466,533
Payable for foreign currency contracts                                           2,398
Accrued investment advisory fees (Note E)                        77,403         13,800         41,428         28,130
Accrued custody fees                                              7,572          2,214            783            292
Accrued director fees                                             1,341            240            845            777
Accrued expenses                                                  8,912          4,765          4,996          3,446
                                                          -------------   ------------   ------------   ------------
    TOTAL LIABILITIES                                           161,207      1,071,598        514,585         32,645

NET ASSETS                                                $ 115,817,540   $ 20,781,419   $ 70,148,074   $ 59,108,708
                                                          =============   ============   ============   ============

NET ASSETS CONSIST OF:
Par value                                                 $      50,882   $     26,983   $     55,986   $     55,308
Capital paid in                                              99,534,325     23,667,029     70,243,158     58,919,101
Undistributed net investment income (loss)                    1,337,128        759,989        670,188        142,180
Accumulated net realized gain (loss)                         (2,007,331)    (3,568,994)    (3,161,878)
Net unrealized gain (loss) on investments                    16,877,598       (101,439)     2,340,460         (7,881)
Net unrealized gain on future contracts
Net unrealized gain (loss) on translation of
  assets and liabilities in foreign currency                     24,938         (2,149)           160
                                                          -------------   ------------   ------------   ------------

NET ASSETS                                                $ 115,817,540   $ 20,781,419   $ 70,148,074   $ 59,108,708
                                                          -------------   ------------   ------------   ------------
Shares of common stock outstanding
    ($0.01 par value, 1,000,000,000 shares authorized)        5,088,155      2,698,263      5,598,608      5,530,824
                                                          =============   ============   ============   ============

Net asset value, offering & redemption
    price per share                                       $       22.76   $       7.70   $      12.53   $      10.69
                                                          =============   ============   ============   ============

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                              CAPITAL                       STRATEGIC
                                                              GROWTH          GROWTH         GROWTH
                                                             PORTFOLIO       PORTFOLIO      PORTFOLIO
INVESTMENT INCOME
Income from unaffiliated issuers:
Interest                                                   $      15,731   $      3,627   $     10,744
  Dividends                                                      682,168        127,130        435,035
  Security lending (Note B)
  Foreign taxes withheld                                          (8,195)          (478)        (6,515)
                                                           -------------   ------------   ------------
    Total income from unaffiliated issuers                       689,704        130,279        439,264

Income from affiliated issuers:
  Interest                                                                                       9,201
  Dividends
                                                           -------------   ------------   ------------
    Total income from affiliated issuers                                                         9,201
      Total investment income                                    689,704        130,279        448,465
                                                           -------------   ------------   ------------

Expenses:
  Advisory fees (Note E)                                         751,208        147,339        356,939
  Custodian fees                                                   2,509          7,548         16,065
  Shareholder reports                                             24,484          5,906         11,950
  Professional fees                                               15,889          3,441          7,491
  Directors fees                                                   7,332          1,584          3,456
  Security valuation                                               1,418          3,100          5,841
  Miscellaneous expenses                                           9,998          2,129          4,635
                                                           -------------   ------------   ------------

      Gross expenses                                             812,838        171,047        406,377
      Expenses paid by JPIA (Note E)
                                                           -------------   ------------   ------------
      Total net expenses                                         812,838        171,047        406,377

      Net investment income (loss)                              (123,134)       (40,768)        42,088
                                                           -------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments                       17,996,086      5,162,259      3,068,667
Net realized gain on futures contracts
Net realized gain (loss) from foreign
  currency transactions                                                                        (11,664)
Net unrealized gain (loss) on investments                     (5,457,917)    (3,712,377)    (1,175,964)
Net unrealized loss on futures contracts
Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency                                                             (118)
                                                           -------------   ------------   ------------

  Net realized and unrealized gain (loss)
  on investments and foreign currency                         12,538,169      1,449,882      1,880,921
                                                           -------------   ------------   ------------

Net increase in net assets
  resulting from operations                                $  12,415,035   $  1,409,114   $  1,923,009
                                                           =============   ============   ============

                                                              S&P 500                        MID-CAP
                                                               INDEX           VALUE         GROWTH
                                                             PORTFOLIO       PORTFOLIO      PORTFOLIO
INVESTMENT INCOME
Income from unaffiliated issuers:
Interest                                                   $      33,523   $      4,634   $      2,072
  Dividends                                                    1,748,469        850,859         26,298
  Security lending (Note B)                                        4,697
  Foreign taxes withheld                                                         (3,185)
                                                           -------------   ------------   ------------
    Total income from unaffiliated issuers                     1,786,689        852,308         28,370

Income from affiliated issuers:
  Interest
  Dividends                                                        5,008
                                                           -------------   ------------   ------------
    Total income from affiliated issuers                           5,008
      Total investment income                                  1,791,697        852,308         28,370
                                                           -------------   ------------   ------------

Expenses:
  Advisory fees (Note E)                                         266,429        304,983        100,571
  Custodian fees                                                  15,399          1,816         11,107
  Shareholder reports                                             38,988         10,956          3,569
  Professional fees                                               18,639          6,824          1,874
  Directors fees                                                   8,610          3,146            862
  Security valuation                                              15,073          1,815          3,745
  Miscellaneous expenses                                          22,695          4,222          1,159
                                                           -------------   ------------   ------------

      Gross expenses                                             385,833        333,762        122,887
      Expenses paid by JPIA (Note E)                             (74,999)
                                                           -------------   ------------   ------------
      Total net expenses                                         310,834        333,762        122,887

      Net investment income (loss)                             1,480,863        518,546        (94,517)
                                                           -------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments                          (25,928)     2,160,925      2,744,469
Net realized gain on futures contracts                           273,844
Net realized gain (loss) from foreign
  currency transactions
Net unrealized gain (loss) on investments                      5,555,915       (331,153)    (1,852,239)
Net unrealized loss on futures contracts                        (201,156)
Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency
                                                           -------------   ------------   ------------

  Net realized and unrealized gain (loss)
  on investments and foreign currency                          5,602,675      1,829,772        892,230
                                                           -------------   ------------   ------------

Net increase in net assets
  resulting from operations                                $   7,083,538   $  2,348,318   $    797,713
                                                           =============   ============   ============

                       See notes to financial statements.

                                                                                                           INTER-
                                                              MID-CAP         SMALL        SMALL-CAP      NATIONAL
                                                               VALUE         COMPANY         VALUE         EQUITY
                                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
INVESTMENT INCOME
Income from unaffiliated issuers:
Interest                                                   $      1,936   $      6,302   $      7,616   $      4,408
  Dividends                                                     242,358         46,475        255,373        358,583
  Security lending (Note B)
  Foreign taxes withheld                                        (14,475)                                     (39,943)
                                                           ------------   ------------   ------------   ------------
    Total income from unaffiliated issuers                      229,819         52,777        262,989        323,048

Income from affiliated issuers:
  Interest
  Dividends
                                                           ------------   ------------   ------------   ------------
    Total income from affiliated issuers
      Total investment income                                   229,819         52,777        262,989        323,048
                                                           ------------   ------------   ------------   ------------

Expenses:
  Advisory fees (Note E)                                        209,823        258,556        308,264        174,912
  Custodian fees                                                  8,899         14,700          4,984         28,659
  Shareholder reports                                             5,773         11,995          6,709          5,156
  Professional fees                                               3,351          5,778          3,979          2,938
  Directors fees                                                  1,546          2,659          1,839          1,358
  Security valuation                                              3,145          4,491          2,276          8,101
  Miscellaneous expenses                                          2,074          3,575          2,462          1,818
                                                           ------------   ------------   ------------   ------------

      Gross expenses                                            234,611        301,754        330,513        222,942
      Expenses paid by JPIA (Note E)
                                                           ------------   ------------   ------------   ------------
      Total net expenses                                        234,611        301,754        330,513        222,942

      Net investment income (loss)                               (4,792)      (248,977)       (67,524)       100,106
                                                           ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments                       2,981,274      5,150,615      3,065,180      4,593,379
Net realized gain on futures contracts
Net realized gain (loss) from foreign
  currency transactions                                            (601)                                     (23,403)
Net unrealized gain (loss) on investments                      (730,483)    (3,347,429)     2,101,406     (3,107,154)
Net unrealized loss on futures contracts
Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency                              (314)                                      (2,104)
                                                           ------------   ------------   ------------   ------------

  Net realized and unrealized gain (loss)
  on investments and foreign currency                         2,249,876      1,803,186      5,166,586      1,460,718
                                                           ------------   ------------   ------------   ------------

Net increase in net assets
  resulting from operations                                $  2,245,084   $  1,554,209   $  5,099,062   $  1,560,824
                                                           ============   ============   ============   ============

                                                               WORLD          HIGH
                                                               GROWTH         YIELD                        MONEY
                                                               STOCK          BOND         BALANCED        MARKET
                                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
INVESTMENT INCOME
Income from unaffiliated issuers:
Interest                                                   $      9,422   $    881,362   $    638,087   $    311,229
  Dividends                                                   2,081,481          5,409        341,043
  Security lending (Note B)
  Foreign taxes withheld                                       (246,857)                      (10,899)
                                                           ------------   ------------   ------------   ------------
    Total income from unaffiliated issuers                    1,844,046        886,771        968,231        311,229

Income from affiliated issuers:
  Interest
  Dividends
                                                           ------------   ------------   ------------   ------------
    Total income from affiliated issuers
      Total investment income                                 1,844,046        886,771        968,231        311,229
                                                           ------------   ------------   ------------   ------------

Expenses:
  Advisory fees (Note E)                                        432,121         79,382        255,723        148,480
  Custodian fees                                                 20,953         13,262          8,987          2,056
  Shareholder reports                                            17,801          3,422          9,704          7,827
  Professional fees                                               9,668          1,776          5,985          4,996
  Directors fees                                                  4,458            819          2,764          2,316
  Security valuation                                             15,935         18,627         11,010            282
  Miscellaneous expenses                                          5,982          1,099          3,870          3,092
                                                           ------------   ------------   ------------   ------------

      Gross expenses                                            506,918        118,387        298,043        169,049
      Expenses paid by JPIA (Note E)
                                                           ------------   ------------   ------------   ------------
      Total net expenses                                        506,918        118,387        298,043        169,049

      Net investment income (loss)                            1,337,128        768,384        670,188        142,180
                                                           ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized gain (loss) on investments                       3,372,590        327,632      4,959,479
Net realized gain on futures contracts
Net realized gain (loss) from foreign
  currency transactions                                         (22,577)        (6,257)        31,743
Net unrealized gain (loss) on investments                       151,033       (975,141)    (4,641,475)       (11,208)
Net unrealized loss on futures contracts
Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency                             5,185         11,390         (4,606)
                                                           ------------   ------------   ------------   ------------

  Net realized and unrealized gain (loss)
  on investments and foreign currency                         3,506,231       (642,376)       345,141        (11,208)
                                                           ------------   ------------   ------------   ------------

Net increase in net assets
  resulting from operations                                $  4,843,359   $    126,008   $  1,015,329   $    130,972
                                                           ============   ============   ============   ============

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      CAPITAL
                                                                      GROWTH                         GROWTH
                                                                     PORTFOLIO                     PORTFOLIO
                                                           ----------------------------   ----------------------------
                                                            (UNAUDITED)        YEAR        (UNAUDITED)       YEAR
                                                            SIX MONTHS         ENDED       SIX MONTHS        ENDED
                                                            ENDED JUNE       DECEMBER      ENDED JUNE      DECEMBER
                                                             30, 2004        31, 2003       30, 2004       31, 2003
INCREASE (DECREASE) IN NET ASSETS:

  Net investment income (loss)                             $    (123,134) $      (7,799)  $    (40,768)  $    (179,168)
  Net realized gain (loss) on
    security transactions                                     17,996,086    (19,620,257)     5,162,259       3,177,248
  Net realized gain on futures contracts
  Net realized loss from foreign
    currency transactions
  Net unrealized gain (loss)
    on investments                                            (5,457,917)    61,436,946     (3,712,377)      6,622,591
  Net unrealized gain (loss) on futures contracts
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currency
                                                           -------------  -------------   ------------   -------------

  Net increase in net assets
    resulting from operations                                   12,415,035     41,808,890      1,409,114       9,620,671
  Distribution to shareholders from
    net investment income (Note D)
  Distribution to shareholders from
    capital gains (Note D)
  Increase (decrease) in net assets derived
    from shareholder transactions (Note F)                    (9,811,711)   (19,361,369)    (2,693,091)       (132,868)
  Reimbursement by affiliate (Note E)
                                                           -------------  -------------   ------------   -------------

Net increase (decrease) in net assets                          2,603,324     22,447,521     (1,283,977)      9,487,803

NET ASSETS:
  Beginning of Period                                        190,185,068    167,737,547     41,330,969      31,843,166
                                                           -------------  -------------   ------------   -------------

  End of Period                                            $ 192,788,392  $ 190,185,068   $ 40,046,992   $  41,330,969
                                                           =============  =============   ============   =============

Undistributed net investment
  income (loss)                                            $    (123,134) $           0   $    (40,768)  $           0
                                                           =============  =============   ============   =============

                                                                    STRATEGIC
                                                                      GROWTH
                                                                    PORTFOLIO
                                                           ---------------------------
                                                            (UNAUDITED)       YEAR
                                                            SIX MONTHS        ENDED
                                                            ENDED JUNE      DECEMBER
                                                             30, 2004       31, 2003
INCREASE (DECREASE) IN NET ASSETS:

  Net investment income (loss)                             $     42,088   $     17,522
  Net realized gain (loss) on
    security transactions                                     3,068,667       (496,753)
  Net realized gain on futures contracts
  Net realized loss from foreign
    currency transactions                                       (11,664)       (50,567)
  Net unrealized gain (loss)
    on investments                                           (1,175,964)    22,707,353
  Net unrealized gain (loss) on futures contracts
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currency                                (118)        (1,028)
                                                           ------------   ------------

  Net increase in net assets
    resulting from operations                                1,923,009     22,176,527
  Distribution to shareholders from
    net investment income (Note D)
  Distribution to shareholders from
    capital gains (Note D)
  Increase (decrease) in net assets derived
    from shareholder transactions (Note F)                  (2,592,640)    (6,513,554)
  Reimbursement by affiliate (Note E)
                                                           ------------   ------------

Net increase (decrease) in net assets                          (669,631)    15,662,973

NET ASSETS:
  Beginning of Period                                        89,650,865     73,987,892
                                                           ------------   ------------

  End of Period                                            $ 88,981,234   $ 89,650,865
                                                           ============   ============

Undistributed net investment
  income (loss)                                            $     42,088   $          0
                                                           ============   ============

                       See notes to financial statements.

                                                                     S&P 500
                                                                      INDEX                         VALUE
                                                                    PORTFOLIO                     PORTFOLIO
                                                           ---------------------------   ---------------------------
                                                            (UNAUDITED)       YEAR        (UNAUDITED)       YEAR
                                                            SIX MONTHS        ENDED       SIX MONTHS        ENDED
                                                            ENDED JUNE      DECEMBER      ENDED JUNE      DECEMBER
                                                             30, 2004       31, 2003       30, 2004       31, 2003
INCREASE (DECREASE) IN NET ASSETS:

  Net investment income (loss)                            $   1,480,863   $   2,729,653   $    518,546   $    783,545
  Net realized gain (loss) on
    security transactions                                       (25,928)     (1,702,804)     2,160,925     (1,266,607)
  Net realized gain on futures contracts                        273,844         926,050
  Net realized loss from foreign
    currency transactions
  Net unrealized gain (loss)
    on investments                                            5,555,915      44,360,403       (331,153)    18,943,472
  Net unrealized gain (loss) on futures contracts              (201,156)        492,695
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currency
                                                          -------------   -------------   ------------   ------------

  Net increase in net assets
    resulting from operations                                 7,083,538      46,805,997      2,348,318     18,460,410
  Distribution to shareholders from
    net investment income (Note D)                          (2,713,997)     (2,249,935)      (776,305)       (616,324)
  Distribution to shareholders from
    capital gains (Note D)
  Increase (decrease) in net assets derived
    from shareholder transactions (Note F)                    7,703,643       4,139,111     (2,834,612)    (4,198,167)
  Reimbursement by affiliate (Note E)
                                                          -------------   -------------   ------------   ------------

Net increase (decrease) in net assets                        12,073,184      48,695,173     (1,262,599)    13,645,919

NET ASSETS:
  Beginning of Period                                       214,568,224     165,873,051     82,914,337     69,268,418
                                                          -------------   -------------   ------------   ------------

  End of Period                                           $ 226,641,408   $ 214,568,224   $ 81,651,738   $ 82,914,337
                                                          =============   =============   ============   ============

Undistributed net investment
  income (loss)                                           $   1,480,863   $   2,713,997   $    518,546   $    776,305
                                                          =============   =============   ============   ============

                                                                     MID-CAP                       MID-CAP
                                                                      GROWTH                        VALUE
                                                                    PORTFOLIO                     PORTFOLIO
                                                           ---------------------------   ---------------------------
                                                            (UNAUDITED)       YEAR        (UNAUDITED)       YEAR
                                                            SIX MONTHS        ENDED       SIX MONTHS        ENDED
                                                            ENDED JUNE      DECEMBER      ENDED JUNE      DECEMBER
                                                             30, 2004       31, 2003       30, 2004       31, 2003
INCREASE (DECREASE) IN NET ASSETS:

  Net investment income (loss)                             $    (94,517)  $   (149,503)  $     (4,792)  $    (45,475)
  Net realized gain (loss) on
    security transactions                                     2,744,469      2,189,087      2,981,274       1,021,845
  Net realized gain on futures contracts
  Net realized loss from foreign
    currency transactions                                                                        (601)          (302)
  Net unrealized gain (loss)
    on investments                                           (1,852,239)     4,561,530       (730,483)    10,004,980
  Net unrealized gain (loss) on futures contracts
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currency                                                              (314)           554
                                                           ------------   ------------   ------------   ------------

  Net increase in net assets
    resulting from operations                                   797,713      6,601,114      2,245,084     10,981,602
  Distribution to shareholders from
    net investment income (Note D)
  Distribution to shareholders from
    capital gains (Note D)                                                                   (200,105)
  Increase (decrease) in net assets derived
    from shareholder transactions (Note F)                   (2,409,991)     5,818,577       (874,322)     2,694,854
  Reimbursement by affiliate (Note E)
                                                           ------------   ------------   ------------   ------------

Net increase (decrease) in net assets                        (1,612,278)    12,419,691      1,170,657     13,676,456

NET ASSETS:
  Beginning of Period                                        24,844,179     12,424,488     40,019,965     26,343,509
                                                           ------------   ------------   ------------   ------------

  End of Period                                            $ 23,231,901   $ 24,844,179   $ 41,190,622   $ 40,019,965
                                                           ============   ============   ============   ============

Undistributed net investment
  income (loss)                                            $    (94,517)  $          0   $     (5,127)  $       (335)
                                                           ============   ============   ============   ============

                                                                       SMALL                       SMALL-CAP
                                                                      COMPANY                        VALUE
                                                                     PORTFOLIO                     PORTFOLIO
                                                           ----------------------------   ----------------------------
                                                            (UNAUDITED)        YEAR        (UNAUDITED)       YEAR
                                                            SIX MONTHS         ENDED       SIX MONTHS        ENDED
                                                            ENDED JUNE       DECEMBER      ENDED JUNE      DECEMBER
                                                             30, 2004        31, 2003       30, 2004       31, 2003
INCREASE (DECREASE) IN NET ASSETS:

  Net investment income (loss)                             $    (248,977)  $   (440,984)  $    (67,524)  $    (105,811)
  Net realized gain (loss) on
    security transactions                                      5,150,615     (3,173,407)     3,065,180       1,737,361
  Net realized gain (loss) from foreign
    currency transactions
  Net unrealized gain (loss)
    on investments                                            (3,347,429)    23,684,583      2,101,406      10,066,792
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currency
                                                           -------------   ------------   ------------   -------------
  Net increase in net assets
    resulting from operations                                  1,554,209     20,070,192      5,099,062      11,698,342
  Distribution to shareholders from
    net investment income (Note D)
  Distribution to shareholders from
    capital gains (Note D)                                                                    (985,283)
  Increase (decrease) in net assets  derived
    from shareholder transactions (Note F)                    (5,679,372)       578,626      1,606,113       9,844,394
Reimbursement by affiliate (Note E)
                                                           -------------   ------------   ------------   -------------

Net increase (decrease) in net assets                         (4,125,163)    20,648,818      5,719,892      21,542,736

NET ASSETS:
  Beginning of Period                                         72,514,353     51,865,535     44,982,346      23,439,610
                                                           -------------   ------------   ------------   -------------

  End of Period                                            $  68,389,190   $ 72,514,353   $ 50,702,238   $  44,982,346
                                                           =============   ============   ============   =============

Undistributed net investment
  income (loss)                                            $    (248,977)  $          0   $    (67,524)  $           0
                                                           =============   ============   ============   =============

                                                                  INTERNATIONAL
                                                                     EQUITY
                                                                    PORTFOLIO
                                                           ---------------------------
                                                            (UNAUDITED)       YEAR
                                                            SIX MONTHS        ENDED
                                                            ENDED JUNE      DECEMBER
                                                             30, 2004       31, 2003
INCREASE (DECREASE) IN NET ASSETS:

  Net investment income (loss)                             $    100,106   $    141,666
  Net realized gain (loss) on
    security transactions                                     4,593,379       (765,751)
  Net realized gain (loss) from foreign
    currency transactions                                       (23,403)       (47,847)
  Net unrealized gain (loss)
    on investments                                           (3,107,154)     8,677,478
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currency                              (2,104)        (4,879)
                                                           ------------   ------------
  Net increase in net assets
    resulting from operations                                 1,560,824      8,000,667
  Distribution to shareholders from
    net investment income (Note D)                              (93,767)      (332,868)
  Distribution to shareholders from
    capital gains (Note D)
  Increase (decrease) in net assets  derived
    from shareholder transactions (Note F)                      436,191        (82,340)
Reimbursement by affiliate (Note E)                                            119,024
                                                           ------------   ------------

Net increase (decrease) in net assets                         1,903,248      7,704,483

NET ASSETS:
  Beginning of Period                                        33,188,626     25,484,143
                                                           ------------   ------------

  End of Period                                            $ 35,091,874   $ 33,188,626
                                                           ============   ============

Undistributed net investment
  income (loss)                                            $    100,158   $     93,819
                                                           ============   ============

                       See notes to financial statements.

                                                                    WORLD GROWTH                 HIGH YIELD
                                                                      STOCK                         BOND
                                                                     PORTFOLIO                    PORTFOLIO
                                                           ---------------------------   ---------------------------
                                                            (UNAUDITED)       YEAR        (UNAUDITED)       YEAR
                                                            SIX MONTHS        ENDED       SIX MONTHS        ENDED
                                                            ENDED JUNE      DECEMBER      ENDED JUNE      DECEMBER
                                                             30, 2004       31, 2003       30, 2004       31, 2003
INCREASE (DECREASE) IN NET ASSETS:

  Net investment income (loss)                            $   1,337,128   $   1,539,554   $    768,384   $  1,493,120
  Net realized gain (loss) on
    security transactions                                     3,372,590       1,512,407        327,632         16,822
  Net realized gain (loss) from foreign
    currency transactions                                       (22,577)        (28,761)        (6,257)        (6,027)
  Net unrealized gain (loss)
    on investments                                              151,033      26,835,379       (975,141)     2,041,101
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currency                               5,185           3,015         11,390        (12,289)
                                                          -------------   -------------   ------------   ------------
  Net increase in net assets
    resulting from operations                                 4,843,359      29,861,594        126,008      3,532,727
  Distribution to shareholders from
    net investment income (Note D)                           (1,304,183)     (1,866,526)    (1,471,717)    (1,175,990)
  Distribution to shareholders from
    capital gains (Note D)
  Increase (decrease) in net assets  derived
    from shareholder transactions (Note F)                   (2,783,589)     (8,049,564)       703,453      3,258,168
Reimbursement by affiliate (Note E)
                                                          -------------   -------------   ------------   ------------

Net increase (decrease) in net assets                           755,587      19,945,504       (642,256)     5,614,905

NET ASSETS:
  Beginning of Period                                       115,061,953      95,116,449     21,423,675     15,808,770
                                                          -------------   -------------   ------------   ------------

  End of Period                                           $ 115,817,540   $ 115,061,953   $ 20,781,419   $ 21,423,675
                                                          =============   =============   ============   ============

Undistributed net investment
  income (loss)                                           $   1,337,128   $   1,304,183   $    759,989   $  1,463,322
                                                          =============   =============   ============   ============

                                                                                                    MONEY
                                                                    BALANCED                        MARKET
                                                                    PORTFOLIO                     PORTFOLIO
                                                           ---------------------------   ---------------------------
                                                            (UNAUDITED)       YEAR        (UNAUDITED)       YEAR
                                                            SIX MONTHS        ENDED       SIX MONTHS        ENDED
                                                            ENDED JUNE      DECEMBER      ENDED JUNE      DECEMBER
                                                             30, 2004       31, 2003       30, 2004       31, 2003
INCREASE (DECREASE) IN NET ASSETS:
  Net investment income (loss)                             $    670,188   $  1,206,211   $    142,180   $    431,013
  Net realized gain (loss) on
    security transactions                                     4,959,479         89,881                            21
  Net realized gain (loss) from foreign
    currency transactions                                        31,743         19,247
  Net unrealized gain (loss)
    on investments                                           (4,641,475)     7,298,014        (11,208)         1,575
  Net unrealized gain (loss) on
    translation of assets and
    liabilities in foreign currency                              (4,606)         2,955
                                                           ------------   ------------   ------------   ------------
  Net increase in net assets
    resulting from operations                                 1,015,329      8,616,308        130,972        432,609
  Distribution to shareholders from
    net investment income (Note D)                           (1,225,457)    (1,450,671)      (431,012)      (940,471)
  Distribution to shareholders from
    capital gains (Note D)                                                                        (21)          (718)
  Increase (decrease) in net assets  derived
    from shareholder transactions (Note F)                     (953,529)     1,649,052      1,424,342    (15,316,621)
Reimbursement by affiliate (Note E)
                                                           ------------   ------------   ------------   ------------

Net increase (decrease) in net assets                        (1,163,657)     8,814,689      1,124,281    (15,825,201)

NET ASSETS:
  Beginning of Period                                        71,311,731     62,497,042     57,984,427     73,809,628
                                                           ------------   ------------   ------------   ------------

  End of Period                                            $ 70,148,074   $ 71,311,731   $ 59,108,708   $ 57,984,427
                                                           ============   ============   ============   ============

Undistributed net investment
  income (loss)                                            $    670,188   $  1,225,457   $    142,180   $    431,012
                                                           ============   ============   ============   ============

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

               FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding flexible premium variable life insurance policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates. The Company is composed of fourteen separate portfolios (the "Portfolios"): the Capital Growth Portfolio, the Growth Portfolio, the Strategic Growth Portfolio, the S&P 500 Index Portfolio, the Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio, the Small-Cap Value Portfolio, the International Equity Portfolio, the World Growth Stock Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, and the Money Market Portfolio.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Company:

VALUATION OF INVESTMENTS: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the bid price at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. The aggregate fair value of these securities at June 30, 2004 was $35 and $444,397, held by the High Yield Bond Portfolio and the Balanced Portfolio, respectively. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Occasionally, a significant event may occur after the closing price of a foreign security is determined, but before the close of business on the NYSE. If such an event is expected to materially affect the value of the security, the foreign security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

INVESTMENT SECURITY TRANSACTIONS: Investment security transactions are recorded as of the trade date; the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Government National Mortgage Association, Fannie Mae, Federal Agricultural Mortgage Corp., Federal Home Loan Bank and Freddie Mac, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

FOREIGN CURRENCY TRANSACTIONS: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at June 30, 2004.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar. The market value of the contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At June 30, 2004, the International Equity Portfolio and High Yield Bond Portfolio had the following open forward foreign currency contracts:

                                                                              U.S. DOLLAR
CONTRACTS                           SETTLEMENT   CONTRACTS TO                   VALUE AT     UNREALIZED
PURCHASED                              DATE        RECEIVE          COST        06/30/04    APPRECIATION
INTERNATIONAL EQUITY PORTFOLIO
Euro dollars                         07/02/04       16,932      $    20,521   $    20,601   $         80
Great British pounds                 07/02/04       10,207           18,448        18,511             63
                                                                                            ------------
                                                                                            $        143
                                                                                            ============

                                                                              U.S. DOLLAR
CONTRACTS                           SETTLEMENT   CONTRACTS TO                   VALUE AT     UNREALIZED
SOLD                                   DATE         DELIVER       PROCEEDS      06/30/04    DEPRECIATION
HIGH YIELD BOND PORTFOLIO
Euro dollars                         08/04/04        80,000     $    96,696   $    97,274   $       (578)
Euro dollars                         08/04/04         8,928          10,800        10,855            (55)
Euro dollars                         08/16/04       246,852         298,321       300,086         (1,765)
                                                                                            ------------
                                                                                            $     (2,398)
                                                                                            ============

FUTURES CONTRACTS: The Portfolios (excluding World Growth Stock and Money Market Portfolios) may enter into futures contracts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities of up to 5% of the contract value as collateral ("initial margin").

Subsequent payments ("variation margin") are made or received, daily, by the Portfolios. The variation margin is equal to the daily change in the contract value and is recorded to the Portfolios as an unrealized gain or loss. The risks on entering into futures contracts include the possibility that the change in the value of the contract may not correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

As of June 30, 2004, the S&P 500 Index Portfolio held the following futures contracts:

                                                                MARKET       MARKET
CONTRACTS                           EXPIRATION   NUMBER OF     VALUE OF     UNREALIZED
PURCHASED                              DATE      CONTRACTS     CONTRACTS   APPRECIATION
S&P 500 INDEX PORTFOLIO
S&P 500 Stock
Index Contracts                      09/18/04        17      $  4,846,700   $    13,159
S&P 500 E-mini
Stock Index Contracts                09/18/04        10           570,200           180
                                                                            -----------
                                                                            $    13,339
                                                                            ===========

FEDERAL INCOME TAXES: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

SECURITY LENDING: The S&P 500 Index Portfolio has entered into a Securities Lending Agreement (the "Agreement") with Citibank, N.A. (the "Agent"). Under the terms of the Agreement, the S&P 500 Index Portfolio may lend portfolio securities to certain qualified institutions (the "Borrower") approved by the Board of Directors of the Fund in order to earn additional income. The Agreement requires that loans are to be collateralized at all times by cash or government and agency securities in an amount at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business each day and any additional required collateral is delivered to the Agent on the next business day. At June 30, 2004, the S&P 500 Index Portfolio had securities valued at $15,397,027 on loan and cash collateral of $15,830,928 was invested in a Repurchase Agreement.

The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Portfolio could experience delays and costs in recovering securities loaned or in gaining access to the collateral. The Agent provides the Portfolio with indemnification against Borrower default. A portion of the income generated upon investment of the collateral is remitted to the Borrower and the remainder is allocated between the Portfolio and the Agent. Income earned from securities lending is reflected on the Statement of Operations under investment income. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement.

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.

At June 30, 2004, gross unrealized gains and losses were as follows:

                                                                  NET UNREALIZED
PORTFOLIO                               GAINS          LOSSES      GAIN (LOSS)
Capital Growth                       $ 17,147,303   $  4,538,004   $ 12,609,299
Growth                                  3,514,204        382,173      3,132,031
Strategic Growth                       15,008,399      1,107,029     13,901,370
S&P 500 Index                          31,482,772     57,365,872    (25,883,100)
Value                                  13,912,005      1,748,944     12,163,061
Mid-Cap Growth                          2,916,795        257,503      2,659,292
Mid-Cap Value                           7,594,318        942,510      6,651,808
Small Company                           9,627,378      3,617,110      6,010,268
Small-Cap Value                        10,770,232        631,458     10,138,774
International Equity                    4,331,293        384,456      3,946,837
World Growth Stock                     24,253,212      7,375,614     16,877,598
High Yield Bond                           721,944        823,383       (101,439)
Balanced                                2,954,694        614,234      2,340,460
Money Market                                    -          7,881         (7,881)

At June 30, 2004, the Strategic Growth Portfolio, Mid-Cap Value Portfolio, International Equity Portfolio, World Growth Stock Portfolio and Balanced Portfolio had unrealized foreign currency gains of $485, $525, $2,635, $24,938, and $160, respectively. The High Yield Bond Portfolio had an unrealized foreign currency loss of $2,149.

At December 31, 2003, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized gains:

                       CAPITAL LOSS
                        CARRYOVER       TOTAL LOSS    EXPIRES    EXPIRES     EXPIRES      EXPIRES       EXPIRES      EXPIRES
PORTFOLIO            UTILIZED IN 2003   CARRYOVER      2006       2007        2008         2009          2010         2011
Capital Growth         $         -     $ 62,787,300  $      -  $        -  $        -  $ 21,930,852  $ 21,059,672  $ 19,796,776
Growth                   2,583,246       34,094,295         -           -           -    24,824,555     9,269,740             -
Strategic Growth                 -       79,469,069         -           -           -    38,677,089    38,367,688     2,424,292
S&P 500 Index              735,007       13,834,362         -           -           -     4,907,324     8,927,038             -
Value                            -        6,447,504         -           -           -       961,263     4,214,579     1,271,662
Mid-Cap Growth           2,019,843        4,349,960         -           -           -       314,165     4,035,795             -
Mid-Cap Value              944,558                -         -           -           -             -             -             -
Small Company                    -       25,334,559         -   3,929,985   3,425,712     3,605,991    11,074,757     3,298,114
Small-Cap Value            750,143                -         -           -           -             -             -             -
International Equity             -       20,673,704         -           -     782,842     9,447,776     9,574,921       868,165
World Growth Stock         882,376        5,336,286         -           -           -       867,503     4,468,783             -
High Yield Bond             13,013        3,887,627   115,134     261,114     231,394     1,575,068     1,704,917             -
Balanced                    28,293        8,081,754         -           -           -     3,454,178     4,627,576             -

Purchases and sales of investment securities for the period ended June 30, 2004, other than short-term debt securities and government securities having maturities of one year or less, were as follows:

                                   COST OF           PROCEEDS FROM
                                  INVESTMENT          INVESTMENT
PORTFOLIO                    SECURITIES PURCHASED   SECURITIES SOLD
Capital Growth                 $  218,661,519       $  227,732,679
Growth                             47,078,912           48,721,855
Strategic Growth                   16,047,260           17,651,571
S&P 500 Index                       7,565,387              590,382
Value                              12,258,331           15,052,356
Mid-Cap Growth                     19,395,345           22,633,707
Mid-Cap Value                      12,065,571           13,103,919
Small Company                      42,162,657           46,541,136
Small-Cap Value                    10,811,172           11,272,274
International Equity               21,962,196           21,952,052
World Growth Stock                 11,777,925           15,421,164
High Yield Bond                     7,778,348            8,178,119
Balanced                           59,391,218           59,024,128

NOTE D - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during 2004 and 2003 was as follows:


                              DISTRIBUTIONS PAID IN 2004   DISTRIBUTIONS PAID IN 2003
                              --------------------------   --------------------------
                                ORDINARY     LONG-TERM       ORDINARY     LONG-TERM
PORTFOLIO                        INCOME     CAPITAL GAINS     INCOME    CAPITAL GAINS
Capital Growth                $          -  $          -   $          -  $          -
Growth                                   -             -              -             -
Strategic Growth                         -             -              -             -
S&P 500 Index                    2,713,997             -      2,249,935             -
Value                              776,305             -        616,324             -
Mid-Cap Growth                           -             -              -             -
Mid-Cap Value                            -       200,105              -             -
Small Company                            -             -              -             -
Small-Cap Value                          -       985,283              -             -
International Equity                93,767             -        332,868             -
World Growth Stock               1,304,183             -      1,866,526             -
High Yield Bond                  1,471,717             -      1,175,990             -
Balanced                         1,225,457             -      1,450,671             -
Money Market                       431,033             -        941,189             -

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from GAAP. These differences primarily relate to investments in passive foreign investment companies, foreign denominated investments, and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income
(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary income.

NOTE E--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", a registered investment adviser and wholly owned subsidiary of Jefferson-Pilot Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Wellington Management Company, LLP to provide investment advisory services for the Capital Growth Portfolio, the Mid-Cap Value Portfolio and the Balanced Portfolio; Turner Investment Partners, Inc. to provide investment advisory services for the Growth Portfolio and the Mid-Cap Growth Portfolio; T. Rowe Price Associates, Inc. to provide investment advisory services for the Strategic Growth Portfolio; Mellon Capital Management Corp. to provide investment advisory services for the S&P 500 Index Portfolio; Credit Suisse Asset Management, LLC to provide investment advisory services for the Value Portfolio; Lord, Abbett & Co. LLC to provide investment advisory services for the Small Company Portfolio; Dalton, Greiner, Hartman, Maher & Co. to provide investment advisory services for the Small-Cap Value Portfolio; Marsico Capital Management, LLC to provide investment advisory services for the International Equity Portfolio; Templeton Investment Counsel, LLC to provide investment advisory services for the World Growth Stock Portfolio; and Massachusetts Financial Services Company to provide investment advisory services for the High Yield Bond Portfolio and the Money Market Portfolio. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

                      FIRST $100   NEXT $100   NEXT $1.1   OVER $1.3
PORTFOLIO              MILLION      MILLION     BILLION     BILLION
Capital Growth            .75%        .70%        .70%        .70%
Growth                    .65%        .65%        .65%        .65%
Strategic Growth          .80%        .80%        .75%        .70%
S&P 500 Index             .24%        .24%        .24%        .24%
Value                     .75%        .75%        .70%        .65%
Mid-Cap Growth            .90%        .90%        .90%        .90%
Mid-Cap Value            1.05%       1.05%       1.05%       1.05%
Small Company             .75%        .75%        .70%        .65%
Small-Cap Value          1.30%       1.30%       1.30%       1.30%
International Equity     1.00%       1.00%       1.00%       1.00%
World Growth Stock        .75%        .75%        .70%        .65%
High Yield Bond           .75%        .75%        .75%        .75%
Balanced                  .65%        .55%        .50%        .50%
Money Market              .50%        .50%        .45%        .40%

EXPENSE REDUCTIONS: JPIA has entered into an Expense Reimbursement Plan with the S&P 500 Index Portfolio. Under the Plan, JPIA has Agreed to maintain an expense cap, which limits the amount of expenses that can be borne by the Portfolio. Accordingly, JPIA will reimburse the Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceed 0.28% Of the Portfolio's average daily net assets.

Expenses incurred in excess of the expense cap and paid by JPIA will be carried over into future fiscal years and may be reimbursed during any fiscal year in which the Portfolio's total expense ratio is below the expense cap. As of June 30, 2004, the cumulative potential reimbursement to JPIA is $573,281.

This Expense Reimbursement Plan may be terminated by JPIA at any time. Provided the Plan is still in effect, this Plan shall automatically terminate on December 31, 2005, whereupon the obligations of both the Fund and JPIA shall cease.

AFFILIATED TRANSACTIONS: On December 29, 2003, Jefferson Pilot Financial Insurance Company reimbursed the International Equity Portfolio $119,024 for the impact of frequent trading by two policyholders. This amount is referenced in the Statement of Changes in Net Assets as Reimbursement by affiliate.

NOTE F--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

CAPITAL GROWTH PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                               73,149    $  1,478,035           372,528    $  6,217,016
Shares issued as reinvestment
  of dividends
Shares redeemed                           (559,979)    (11,289,746)       (1,532,704)    (25,578,385)
                                      ------------    ------------      ------------    ------------
    Net decrease                          (486,830)   $ (9,811,711)       (1,160,176)   $(19,361,369)
                                      ============    ============      ============    ============

GROWTH PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                              133,121    $  1,703,970           822,563    $  8,842,987
Shares issued as reinvestment
  of dividends
Shares redeemed                           (347,014)     (4,397,061)         (849,667)     (8,975,855)
                                      ------------    ------------      ------------    ------------
    Net decrease                          (213,893)   $ (2,693,091)          (27,104)   $   (132,868)
                                      ============    ============      ============    ============

STRATEGIC GROWTH PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                              153,310    $  1,997,445           416,299    $  4,650,658
Shares issued as reinvestment
  of dividends
Shares redeemed                           (351,957)     (4,590,085)       (1,039,806)    (11,164,212)
                                      ------------    ------------      ------------    ------------
    Net decrease                          (198,647)   $ (2,592,640)         (623,507)   $ (6,513,554)
                                      ============    ============      ============    ============

S&P 500 INDEX PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                            1,953,441    $ 15,352,189         3,850,619    $ 25,566,306
Shares issued as reinvestment
  of dividends                             349,818       2,713,997           375,480       2,249,935
Shares redeemed                         (1,328,749)    (10,362,543)       (3,615,277)    (23,677,130)
                                      ------------    ------------      ------------    ------------
    Net increase                           974,510    $  7,703,643           610,822    $  4,139,111
                                      ============    ============      ============    ============

VALUE PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                               96,722    $  1,877,710           282,787    $  4,684,448
Shares issued as reinvestment
  of dividends                              40,618         776,305            41,268         616,324
Shares redeemed                           (283,387)     (5,488,627)         (585,388)     (9,498,939)
                                      ------------    ------------      ------------    ------------
    Net decrease                          (146,047)   $ (2,834,612)         (261,333)   $ (4,198,167)
                                      ============    ============      ============    ============

MID-CAP GROWTH PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                              507,138    $  4,557,248         2,294,703    $  6,442,526
Shares issued as reinvestment
  of dividends
Shares redeemed                           (779,156)     (6,967,239)       (1,581,930)    (10,623,949)
                                      ------------    ------------      ------------    ------------
    Net increase (decrease)               (272,018)   $ (2,409,991)          712,773    $  5,818,577
                                      ============    ============      ============    ============

MID-CAP VALUE PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                              323,765    $  4,039,310           971,029    $ 10,037,826
Shares issued as reinvestment
  of dividends                              16,065         200,105
Shares redeemed                           (409,849)     (5,113,737)         (782,464)     (7,342,972)
                                      ------------    ------------      ------------    ------------
    Net increase (decrease)                (70,019)   $   (874,322)          188,565    $  2,694,854
                                      ============    ============      ============    ============

SMALL COMPANY PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                              100,239    $  1,399,362           750,690    $  9,266,641
Shares issued as reinvestment
  of dividends
Shares redeemed                           (513,882)     (7,078,734)         (770,038)     (8,688,015)
                                      ------------    ------------      ------------    ------------
    Net increase (decrease)               (413,643)   $ (5,679,372)          (19,348)   $    578,626
                                      ============    ============      ============    ============

SMALL-CAP VALUE PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                              385,561    $  5,202,257         1,788,287    $ 18,484,011
Shares issued as reinvestment
  of dividends                              73,960         985,283
Shares redeemed                           (338,755)     (4,581,427)         (782,892)     (8,639,617)
                                      ------------    ------------      ------------    ------------
    Net increase                           120,766    $  1,606,113         1,005,395    $  9,844,394
                                      ============    ============      ============    ============

INTERNATIONAL EQUITY PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                              443,696    $  4,129,143         2,584,308    $ 17,756,165
Shares issued as reinvestment
  of dividends                              10,048          93,767            55,275         332,868
Shares redeemed                           (421,467)     (3,786,719)       (2,617,734)    (18,171,373)
                                      ------------    ------------      ------------    ------------
    Net increase (decrease)                 32,277    $    436,191            21,849    $    (82,340)
                                      ============    ============      ============    ============

WORLD GROWTH STOCK PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                               66,009    $  1,487,979           124,904    $  2,280,153
Shares issued as reinvestment
  of dividends                              58,379       1,304,183           120,932       1,866,526
Shares redeemed                           (246,439)     (5,575,751)         (686,704)    (12,196,243)
                                      ------------    ------------      ------------    ------------
    Net decrease                          (122,051)   $ (2,783,589)         (440,868)   $ (8,049,564)
                                      ============    ============      ============    ============

HIGH YIELD BOND PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                              377,904    $  3,013,852         2,390,861    $ 17,961,093
Shares issued as reinvestment
  of dividends                             190,262       1,471,717           164,887       1,175,990
Shares redeemed                           (482,079)     (3,782,116)       (2,095,485)    (15,878,915)
                                      ------------    ------------      ------------    ------------
    Net increase                            86,087    $    703,453           460,263    $  3,258,168
                                      ============    ============      ============    ============

BALANCED PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                              280,220    $  3,535,070           775,448    $  9,054,197
Shares issued as reinvestment
  of dividends                              97,998       1,225,457           131,817       1,450,671
Shares redeemed                           (459,106)     (5,714,056)         (771,525)     (8,855,816)
                                      ------------    ------------      ------------    ------------
    Net increase (decrease)                (80,888)   $   (953,529)          135,740    $  1,649,052
                                      ============    ============      ============    ============

MONEY MARKET PORTFOLIO

                                        FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                             JUNE 30, 2004                    DECEMBER 31, 2003
                                      --------------------------------------------------------------
                                         SHARES          DOLLARS           SHARES          DOLLARS
                                         ------          -------           ------          -------
Shares issued                            2,221,452    $ 23,780,408         7,439,502    $ 79,969,113
Shares issued as reinvestment
  of dividends                              40,374         431,033            87,983         941,189
Shares redeemed                         (2,128,982)    (22,787,099)       (8,960,284)    (96,226,923)
                                      ------------    ------------      ------------    ------------
    Net increase (decrease)                132,844    $  1,424,342        (1,432,799)   $(15,316,621)
                                      ============    ============      ============    ============

NOTE G - CONCENTRATION OF CREDIT RISK

The International Equity and World Growth Stock Portfolios invest in securities of non-U.S. issuers. Although the Portfolios maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At June 30, 2004, the investment allocation by industry for the International Equity Portfolio was as follows:

                                        % OF
INDUSTRY                             NET ASSETS
Banking                                19.66%
Electronics                             7.66%
Entertainment & Leisure                 5.13%
Broadcasting                            4.91%
Telecommunications - Integrated         4.86%
Pharmaceutical                          4.76%
Multimedia                              4.50%
Retail Stores                           4.38%
Oil & Gas - Integrated                  3.97%
Electronic Components                   3.86%
Motor Vehicle Manufacturing             3.73%
Publishing & Printing                   2.96%
Computer Software                       2.57%
Transportation                          2.57%
Automotive Sales & Services             2.54%
Manufacturing                           2.44%
Telecommunications - Wireless           2.27%
Chemicals                               2.15%
Other                                  11.43%
                                       -----
                                       96.35%
                                       =====

At June 30, 2004, the investment allocation by industry for the World Growth Stock Portfolio was as follows:

                                        % OF
INDUSTRY                             NET ASSETS
Banking                                 8.32%
Telecommunications - Integrated         7.03%
Insurance                               6.84%
Oil & Gas - Integrated                  6.35%
Chemicals                               6.21%
Pharmaceutical                          5.60%
Electronics                             4.25%
Publishing & Printing                   4.08%
Utilities - Electric & Gas              3.66%
Financial Services                      3.47%
Forest Products & Paper                 2.88%
Diversified Operations                  2.81%
Food Products                           2.76%
Mining & Metals -
  Ferrous & Nonferrous                  2.21%
Retail Stores                           2.04%
Other                                  28.05%
                                       -----
                                       96.56%
                                       =====

NOTE H - ILLIQUID AND RESTRICTED SECURITIES

All of the Portfolios may, to some extent, purchase certain restricted securities and limited amounts of illiquid securities. The Portfolios may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Portfolios do not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Directors. At June 30, 2004, the International Equity Portfolio held $369,353 or 1.05% of net assets, the High Yield Bond Portfolio held $4,662,090 or 22.43% of net assets and the Balanced Portfolio held $624,828 or 0.89% of net assets in securities exempt from registration under Rule 144A of the Securities Act of 1933.

At June 30, 2004, the High Yield Bond Portfolio held $1,176,255 or 5.66% of net assets in illiquid securities under the Rule 144A exemption. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Portfolios may experience difficulty in closing out positions at prevailing market prices.

NOTE I - MANAGEMENT OF THE FUND

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The individuals listed below serve as directors or officers of the Fund, overseeing all fourteen Portfolios. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of Jefferson-Pilot Life Insurance Company ("JP") or its wholly-owned subsidiaries, including the Fund's issuers, Jefferson Pilot Financial Insurance Company ("JPF") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA"); the Fund's investment advisor, Jefferson Pilot Investment Advisory Corp. ("JPIA"); and the Fund's principal underwriter and distributor, Jefferson Pilot Variable Corp. ("JPVC").

NAME, AGE                                           LENGTH OF
AND ADDRESS                 POSITION(S)             SERVICE     PRINCIPAL OCCUPATIONS
-----------                 -----------             -------     ---------------------
Ronald Angarella (46)       President and           8 Years     Sr. Vice President, JP, JPF, JPLA; President and Director,
One Granite Place           Director                            JPIA and JPVC; Chairman and Director, Jefferson Pilot
Concord, NH 03301                                               Securities Corp. and Hampshire Funding, Inc.

Charles C. Cornelio (44)    Vice President          12 Years    Executive Vice President, JP, JPF, and JPLA;
One Granite Place           and General Counsel                 Vice President, Director, Jefferson Pilot Securities Corp.;
Concord, NH 03301                                               Vice President, Hampshire Funding, Inc.

Craig D. Moreshead (36)     Secretary               6 Years     Associate Counsel for JPF; Secretary, JPIA and JPVC;
One Granite Place                                               Assistant Secretary, Allied Professional Advisors, Inc.
Concord, NH 03301

John A. Weston (44)         Treasurer               12 Years    Vice President, JP, JPF and JPLA; Treasurer and Chief
One Granite Place                                               Financial Officer, JPVC; Treasurer, JPIA, Jefferson Pilot
Concord, NH 03301                                               Securities Corp. and Hampshire Funding, Inc.

Alicia K. DuBois (44)       Assistant Treasurer     3 Years     Assistant Treasurer, JPIA; Senior Mutual Fund Manager,
One Granite Place                                               JPF; formerly Mutual Fund Accounting Manager and Mutual
Concord, NH 03301                                               Fund Analyst, JPF

Michael D. Coughlin (61)    Director                15 Years    Owner, Michael D. Coughlin Associates (general management
One Granite Place                                               consulting); formerly President and CEO, McLeod Belting Co;
Concord, NH 03301                                               formerly President of Concord Litho Company, Inc.
                                                                (printing company)

Elizabeth S. Hager (59)     Director                15 Years    State Representative, State of New Hampshire; Executive
One Granite Place                                               Director, United Way; Consultant, Fund Development;
Concord, NH 03301                                               previously City Councilor, City of Concord , NH and Mayor,
                                                                City of Concord, NH

Frank Nesvet (60)           Director                7 Months    Chief Executive Officer, Libra Group (Consulting and Interim
One Granite Place                                               Management Solutions); Independent Trustee and Chairman
Concord, NH 03301                                               of the Audit Committee, streetTRACKS(R) Series Trust
                                                                (Registered Investment Company)

Thomas D. Rath (59)         Director                6 Years     Partner, Rath, Young, Pignatelli, P.A.; President, PlayBall
One Capital Plaza                                               N.H.; formerly Vice Chairman, Primary Bank; Chairman,
P.O. Box 1500                                                   Horizon Bank
Concord, NH 03302

All Fund directors and officers are elected to an unlimited term of office.
Mr. Angarella is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Coughlin, Ms. Hager, Mr. Nesvet and Mr. Rath are members of the Audit Committee. Mr. Nesvet is an independent member of the Board of Directors and has been determined to be the "financial expert" of the Audit Committee. Mr. Angarella, Mr. Weston and Ms. Hager are members of the Valuation Committee.

The Statement of Additional Information contains additional information about Fund directors and officers and is available free upon request, by calling 1-800-258-3648 ext. 7719.

INFORMATION ON PROXY VOTING

A description of the policies and procedures that the Jefferson Pilot Variable Fund, Inc. uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1-800-258-3648. It is also available on the Securities and Exchange Commission's website at www.sec.gov.

www.jpfinancial.com

To obtain an effective prospectus and a personalized illustration, contact your representative or call 1-800-453-8588 or by mail, write to the distributor:

Jefferson Pilot Variable Corporation
One Granite Place
Concord, NH 03301

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Item 2 - CODE OF ETHICS
        This disclosure is not required for the Semi-annual report filing.

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT
        This disclosure is not required for the Semi-annual report filing.

Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES
        This disclosure is not required for the Semi-annual report filing.

Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS
        This disclosure is not applicable to the Registrant.

Item 6 - SCHEDULE OF INVESTMENTS
        A full schedule of investments is included in the Semi-Annual Report to Shareholders filed under Item 1 of this Form.

Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

     This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
     The Registrant does not currently have in place procedures by which shareholders may recommend nominees to the Registrant's Board.

Item 10 - CONTROLS & PROCEDURES

      a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Registrant's President and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding the required disclosure.

      b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 - EXHIBITS

      a)  (1) This disclosure is not required for the Semi-annual report filing.
          (2) Separate certifications by the President and Treasurer pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940.
          (3) This disclosure is not applicable to the Registrant, as it is an open-end investment company.

      b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940.

                                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jefferson Pilot Variable Fund, Inc.

By    \s\ Ronald Angarella
      --------------------
      Ronald Angarella
      President
Date: August 13, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    \s\ Ronald Angarella
      --------------------
      Ronald Angarella
      President
Date: August 13, 2004

By    \s\ John A. Weston
      ------------------
      John A. Weston
      Treasurer
Date: August 13, 2004